Statement of Additional Information

July 29, 2021

Ticker Symbols
Fund	Class A	Class B	Class C	Class I	Class A1	Class B1	Class R6
MFS® Alabama Municipal Bond Fund	MFALX	MBABX	N/A	MLALX	N/A	N/A	MPOLX
MFS® Arkansas Municipal Bond Fund	MFARX	MBARX	N/A	MARLX	N/A	N/A	MPRAX
MFS® California Municipal Bond Fund	MCFTX	MBCAX	MCCAX	MCAVX	N/A	N/A	MPOAX
MFS® Georgia Municipal Bond Fund	MMGAX	MBGAX	N/A	MGATX	N/A	N/A	MPGOX
MFS® Maryland Municipal Bond Fund	MFSMX	MBMDX	N/A	MMDIX	N/A	N/A	MPMDX
MFS® Massachusetts Municipal Bond Fund	MFSSX	MBMAX	N/A	MTALX	N/A	N/A	MPMAX
MFS® Mississippi Municipal Bond Fund	MISSX	MBMSX	N/A	MMSTX	N/A	N/A	MPMSX
MFS® Municipal Income Fund	MFIAX	MMIBX	MMICX	MIMIX	MMIDX	MMIGX	MPMNX
MFS® Municipal Intermediate Fund	MIUAX	N/A	MIUCX	MIUIX	N/A	N/A	MIURX
MFS® New York Municipal Bond Fund	MSNYX	MBNYX	MCNYX	MNYLX	N/A	N/A	MPNYX
MFS® North Carolina Municipal Bond Fund	MSNCX	MBNCX	MCNCX	MNCLX	N/A	N/A	MPNCX
MFS® Pennsylvania Municipal Bond Fund	MFPAX	MBPAX	N/A	MPALX	N/A	N/A	MPPAX
MFS® South Carolina Municipal Bond Fund	MFSCX	MBSCX	N/A	MTSCX	N/A	N/A	MPOCX
MFS® Tennessee Municipal Bond Fund	MSTNX	MBTNX	N/A	MTNLX	N/A	N/A	MPONX
MFS® Virginia Municipal Bond Fund	MSVAX	MBVAX	MVACX	MIVAX	N/A	N/A	MPVOX
MFS® West Virginia Municipal Bond Fund	MFWVX	MBWVX	N/A	MWVIX	N/A	N/A	MPWVX

This Statement of Additional Information (“SAI”) contains additional information about each fund listed above (references to “a Fund” or “the Fund” mean each Fund listed on the cover page, unless otherwise noted), and should be read in conjunction with the Fund’s Prospectus dated May 18, 2021, for the MFS Municipal Intermediate Fund, and dated July 29, 2021, for all other Funds, as may be amended or supplemented from time to time.  For each Fund except MFS Municipal Intermediate Fund, the Fund’s financial statements are incorporated into this SAI by reference to the Fund’s most recent Annual Report to shareholders, which is set forth in Item 1 of the Fund’s most recent annual Form N-CSR (“Form N-CSR”) filed with the U.S. Securities and Exchange Commission (the “SEC”).  The Fund’s Form N-CSR is available at the hyperlink noted below for the Trust.  MFS Municipal Intermediate Fund had not commenced operations as of the fiscal year ended March 31, 2021; therefore, no Financial Statements nor Financial Highlights for such Fund are incorporated by referenced into this SAI.

MFS Municipal Series Trust

You may obtain a copy of the Fund’s Prospectus and Annual Report without charge by contacting the Fund’s transfer agent, MFS Service Center, Inc. (please see back cover for address and telephone number).

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus.

 JULY-SAI-COMBINED-072921

Table of Contents:

DEFINITIONS

“1940 Act” – the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time, and as such Act, rules or regulations are interpreted by the SEC.

“Board” – the Board of Trustees of the Trust.

“Employer Retirement Plans” – includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the Fund at an omnibus level.

“Financial intermediary” – includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company and any other institution having a selling, administration or other similar agreement with MFD, MFS, or any of their affiliates.

“Fund” – references to “a Fund” or “the Fund” mean each Fund listed on the cover page, unless otherwise noted.

“Independent Trustees” – trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund.

“Majority Shareholder Vote” – as defined currently in the 1940 Act to be the lesser of (i) 67% or more of the voting securities present at a meeting at which holders of voting securities representing more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities.

“MFD” or the “Distributor” – MFS Fund Distributors, Inc., a Delaware corporation.

“MFS” – Massachusetts Financial Services Company, a Delaware corporation.

“MFSC” – MFS Service Center, Inc., a Delaware corporation.

“MFS Fund” – a fund managed by MFS and overseen by the Board.

“MFS Funds” – collectively, the funds managed by MFS and overseen by the Board.

“Prospectus” – the Prospectus of the Fund, dated May 18, 2021, for the MFS Municipal Intermediate Fund, and dated July 29, 2021, for all other Funds, as may be amended or supplemented from time to time.

“SEC” – U.S. Securities and Exchange Commission.

“Trust” – references to a “Trust” mean the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a “Trust” shall mean the Fund.

MANAGEMENT OF THE FUND

Organization of the Fund

MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS Municipal Income Fund, MFS Municipal Intermediate Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund, each an open-end investment company, are series of MFS Municipal Series Trust, a Massachusetts business trust organized in 1984. MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Municipal Income Fund, MFS Municipal Intermediate Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, and MFS Virginia Municipal Bond Fund, are diversified funds. MFS Mississippi Municipal Bond Fund and MFS West Virginia Municipal Bond Fund are non-diversified funds.

Trustees/Officers

Board Leadership Structure and Oversight – The following provides an overview of the leadership structure of the Board and the Board’s oversight of the MFS Funds’ risk management process.  The Board currently consists of 11 Trustees, nine of whom are Independent Trustees. An Independent Trustee serves as Chair of the Board. Taking into account the number, the diversity and the complexity of the MFS Funds overseen by the Board and the aggregate amount of assets under management in the MFS Funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the Board.  Each of the seven standing Committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, consists exclusively of Independent Trustees.  In connection with each of the Board’s regular meetings, the Independent Trustees meet separately from MFS with their counsel. The Independent Trustees also meet regularly with the MFS Funds’ Chief Compliance Officer (who is also MFS’ Chief Compliance Officer) to receive reports regarding the compliance of the MFS Funds with the federal securities laws and the MFS Funds’ compliance policies and procedures.  The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the MFS Funds.

Each MFS Fund has retained MFS as its investment adviser and administrator. MFS provides each MFS Fund with investment advisory services, and is responsible for day-to-day administration of each MFS Fund and management of the risks that arise from each MFS Fund’s investments and operations. Certain employees of MFS serve as each MFS Fund’s officers, including each MFS Fund’s principal executive officer and principal financial and accounting officer. The Board provides oversight of the services provided by MFS and its affiliates, including the risk management activities of MFS and its affiliates (including those related to cyber security). In addition, each Committee of the Board provides oversight of its risk management activities with respect to the particular activities within the Committee’s purview.  In the course of providing oversight, the Board and the Committees receive a wide range of reports on each MFS Fund’s activities, including reports on each MFS Fund’s investment portfolio, the compliance of each MFS Fund with applicable laws, and each MFS Fund’s financial accounting and reporting. The Board also meets periodically with the portfolio managers of each MFS Fund to receive reports regarding the management of each MFS Fund, including its investment risks.  The Board and the relevant Committees meet periodically with MFS’ Chief Enterprise Risk Officer and MFS’ Chief Investment Risk Officer to receive reports on MFS’ and its affiliates’ risk management activities, including their efforts to (i) identify key risks that could adversely affect the MFS Funds or MFS; (ii) implement processes and controls to mitigate such key risks; and (iii) monitor business and market conditions in order to facilitate the processes described in (i) and (ii) above.  In addition, the Board and the relevant Committees oversee risk management activities related to the key risks associated with services provided by various non-affiliated service providers through the receipt of reports prepared by MFS, and, in certain circumstances, through the receipt of reports directly from service providers, such as in the case of each MFS Fund’s auditor, custodian, and pricing service providers. As the Fund’s operations are carried out by service providers, the Board’s oversight of the risk management processes of the service providers, including processes to address cyber security and other operational failures, is inherently limited.

Trustees and Officers – Identification and Background – The identification and background of the Trustees and Officers of the Trust, as well as an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Fund should so serve, are set forth in APPENDIX A.

Trustee Compensation and Committees – Compensation paid to the Independent Trustees for certain specified periods, as well as information regarding Committees of the Board, is set forth in APPENDIX B.

Share Ownership

Information concerning the ownership of Fund shares (i) by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee’s share ownership in the Fund and, on an aggregate basis, in the MFS Funds, (ii) by investors who are deemed to “control” the Fund, if any, and (iii) by investors who own 5% or more of any class of Fund shares (if no classes, of the Fund), if any, is set forth in APPENDIX C.

Portfolio Manager(s)

Information regarding other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest of the Fund’s portfolio manager(s), is set forth in APPENDIX D.

Contractual Arrangements

The Fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian, among others, who each provide services to the Fund. Unless expressly stated otherwise, shareholders of the Fund are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund.

Investment Adviser

MFS provides the Fund with investment advisory services. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

In rendering investment advisory services to the Fund, MFS may use the resources of one or more foreign (non-U.S.) affiliates of MFS that are not registered under the Investment Advisers Act of 1940, as amended (the Advisers Act) (the MFS Non-U.S. Advisory Affiliates) to provide portfolio management, research and/or trading services to the Fund. Under a Memorandum of Understanding (the MOU), each of the MFS Non-U.S. Advisory Affiliates are “Participating Affiliates” of MFS as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use investment advisory and trading resources of advisory affiliates not registered under the Advisers Act subject to the supervision of the U.S. registered adviser. Any employees of the Participating Affiliates who provide services to the Fund are considered under the MOU to be “associated persons” of MFS as that term is defined in the Advisers Act and are subject to the supervision of MFS.

MFS generally uses an active bottom-up investment approach to buying and selling investments for the Funds. For each Fund, investments are typically selected primarily based on fundamental analysis or, where specified in the Fund’s Prospectus, a blend of fundamental and quantitative research. Fundamental analysis takes into account an issuer’s financial condition and market, economic, political, and regulatory conditions. MFS may consider environmental, social, and governance (ESG) factors in its fundamental investment analysis alongside more traditional economic factors where MFS believes such ESG factors could materially impact the economic value of an issuer. MFS believes that certain ESG factors could materially impact the value of an issuer by representing a source of economic opportunity that contributes to an issuer’s growth and outperformance relative to its peer group or a source of risk that may result in a condition or the occurrence of an event that could have a material negative impact on an issuer’s value. Examples of potentially material ESG opportunities and risks may include, but are not limited to, physical and transitional impacts related to climate change, resource depletion, shifting market or consumer preferences or demand, an issuer’s governance structure and practices, data protection and privacy issues, diversity and labor practices, and regulatory and reputational risks. To account for these factors, MFS’ investment professionals integrate their evaluation of an issuer’s key ESG opportunities and risks into their overall security analysis and investment selection process to the extent that they believe these factors are material to, and have an economic impact on, investment value. In conducting analysis of ESG factors, MFS’ investment professionals may use a variety of tools, including, but not limited to, (i) proprietary issuer and industry research, (ii) internally developed analytical tools designed to evaluate issuer performance and risk-exposure, (iii) scenario analysis evaluating the impact of specific risk events, and (iv) third-party generated issuer and industry research and ratings.

MFS investment and proxy voting professionals may also incorporate ESG factors into their engagement activities when communicating with an issuer’s management team, board of directors, or other representatives in order (i) to better understand the risks and opportunities that a particular ESG issue may present for an issuer; (ii) to communicate MFS’ desired outcome with respect to an ESG issue; or (iii) to inform proxy voting decisions. The extent to which ESG factors impact a Fund’s return will depend on a number of variables, such as a Fund’s investment strategy, the types of asset classes held in a Fund, regional and geographic exposures, and an investment professional’s views and analysis of a specific ESG issue. The extent that MFS’ integration of ESG factors into its investment process impacts the investment performance of a Fund may be difficult to quantify and can vary significantly over time.

MFS may also participate in organizations, engagements or other collaborative industry efforts to enhance MFS’ knowledge of specific ESG issues or to further ESG-related initiatives that MFS deems materially impactful to its investment decisions.  For example, MFS has signed the Principles for Responsible Investment (PRI), an investor initiative in partnership with the United Nations Environment Programme Finance Initiative and the United Nations Global Compact.  As a signatory to the PRI, where consistent with its fiduciary responsibilities, MFS aspires to incorporate ESG issues into its investment analysis and decision-making processes, as well as its ownership policies and practices.  MFS also seeks to promote acceptance and implementation of the PRI within the investment industry and reports on progress in the effectiveness of such implementation.  While MFS follows the PRI where consistent with its fiduciary responsibilities, signing the PRI is not a legally binding commitment to do so, and MFS may either take actions inconsistent with the PRI or fail to take such actions as would be consistent with the PRI if, in MFS’ judgment, it is in the best economic interests of its clients to do so.

MFS votes proxies on behalf of the Fund pursuant to the proxy voting policies and procedures set forth in APPENDIX E. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting and selecting the Fund’s name, or by visiting the SEC’s website at http://www.sec.gov.

In addition to the conflicts of interest discussed elsewhere in this SAI, MFS may have other conflicts of interest related to its service as investment adviser to the Fund and other funds and accounts (collectively, accounts), its other business activities, and its employees.  In order to minimize conflicts of interest, all employees of MFS are subject to policies and procedures regarding conflicts of interest, appropriate business conduct, confidential and proprietary information, information barriers, private investments, outside business activities, personal trading, gifts and entertainment, political and charitable contributions, and other topics.  These policies and procedures are intended to identify and mitigate conflicts of interest with or among clients, MFS employees, and business partners, and to resolve appropriately any such conflicts of interest that may occur.  There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

MFS advises multiple accounts (including accounts in which MFS or an affiliate have an interest).  Investment and voting decisions made for one or more accounts may compete with, differ from, conflict with, or involve different timing from investment and voting decisions made for the Fund.  MFS’ acting as investment adviser to multiple accounts could have a detrimental effect on the price, terms, or availability of a security with respect to the Fund. In certain instances, there are securities that are suitable for the Fund as well as for one or more other accounts advised by MFS or any subsidiary of MFS (including proprietary accounts) or that MFS believes should no longer be held by the Fund or by such other accounts. It is possible that a particular security is bought or sold for only one account even though it might be held by, or bought or sold for, other accounts. Some simultaneous transactions are inevitable when several accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one account.

The simultaneous management of multiple accounts creates conflicts of interest, particularly in circumstances where MFS or an affiliate has an interest in one or more accounts, where one or more accounts pays higher fees or performance-based fees, or where the availability or liquidity of investment opportunities is limited. MFS has adopted policies and procedures designed to ensure that it does not favor one account over another; however, this does not mean that MFS will treat all accounts identically. When executing orders, MFS may aggregate multiple orders for the same instrument into a single trade as long as aggregation is unlikely to work to the overall disadvantage of any participating account over time. MFS does not generally aggregate orders for proprietary accounts (which are limited to accounts that are managed by MFS for the sole benefit of itself or its subsidiaries) with orders for other client accounts, and will trade for such proprietary accounts in a manner that it believes will not disadvantage other client accounts.  Proprietary accounts do not include accounts that are funded by MFS or its subsidiaries to establish a track record for distribution, accounts that are funded by MFS or a subsidiary and open for sale to third parties, and accounts managed by MFS or its subsidiaries for Sun Life Financial, Inc.  Execution and allocation for such accounts is made on the same basis as other client accounts of MFS.

MFS has adopted policies that it believes are reasonably designed to ensure that when two or more accounts (including accounts in which MFS or an affiliate have an interest) are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among accounts in a manner believed by MFS to be fair and equitable to each account over time.  Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.  If MFS executes purchase and sale transactions between the Fund and other accounts managed by MFS or its affiliates (cross-trades), MFS may have an incentive to favor one account over another by exchanging securities at a price that is advantageous to the favored account, or selling illiquid securities from the favored account to another account.  Cross-trade transactions entered into by the Fund are executed in accordance with applicable rules and regulations under the 1940 Act and related policies approved by the Board.  To the extent permitted by applicable law, certain MFS Funds may invest their assets in other funds advised by MFS, including funds that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of fund purchases and redemptions, and increased profitability for MFS and/or its personnel, including portfolio managers.

Investment Advisory Agreement – MFS manages the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, MFS provides the Fund with investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for the Fund. For these services, MFS receives an investment advisory fee, computed and paid monthly, as follows:

For MFS Alabama Municipal Bond Fund, the management fee set forth in the Investment Advisory Agreement is 0.45% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended March 31, 2021, this management fee reduction amounted to 0.01% of the Fund’s average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.90% of the class’ average daily net assets annually for Class A shares, 1.65% of the class’ average daily net assets annually for Class B shares, 0.65% of the class’ average daily net assets annually for Class I shares, and 0.59% of the class’ average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least July 31, 2022.

For MFS Arkansas Municipal Bond Fund, the management fee set forth in the Investment Advisory Agreement is 0.45% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended March 31, 2021, this management fee reduction amounted to 0.01% of the Fund’s average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.70% of the class’ average daily net assets annually for Class A, 1.45% of the class’ average daily net assets annually for Class B shares, 0.60% of the class’ average daily net assets annually for Class I shares, and 0.53% of the class’ average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least July 31, 2022.

For MFS California Municipal Bond Fund, the management fee set forth in the Investment Advisory Agreement is 0.45% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended March 31, 2021, this management fee reduction amounted to 0.01% of the Fund’s average daily net assets.

For MFS Georgia Municipal Bond Fund, the management fee set forth in the Investment Advisory Agreement is 0.45% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended March 31, 2021, this management fee reduction amounted to 0.01% of the Fund’s average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.90% of the class’ average daily net assets annually for Class A shares, 1.65% of the class’ average daily net assets annually for Class B shares, 0.65% of the class’ average daily net assets annually for Class I shares, and 0.60% of the class’ average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least July 31, 2022.

For MFS Maryland Municipal Bond Fund, the management fee set forth in the Investment Advisory Agreement is 0.45% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended March 31, 2021, this management fee reduction amounted to 0.01% of the Fund’s average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.83% of the class’ average daily net assets annually for Class A shares, 1.58% of the class’ average daily net assets annually for Class B shares, 0.58% of the class’ average daily net assets annually for Class I shares, and 0.53% of the class’ average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least July 31, 2022.

For MFS Massachusetts Municipal Bond Fund, the management fee set forth in the Investment Advisory Agreement is 0.45% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended March 31, 2021, this management fee reduction amounted to 0.01% of the Fund’s average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.85% of the class’ average daily net assets annually for Class A shares, 1.60% of the class’ average daily net assets annually for Class B shares, 0.60% of the class’ average daily net assets annually for Class I shares, and 0.53% of the class’ average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least July 31, 2022.

For MFS Mississippi Municipal Bond Fund, the management fee set forth in the Investment Advisory Agreement is 0.45% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended March 31, 2021, this management fee reduction amounted to 0.01% of the Fund’s average daily net assets.

For MFS Municipal Income Fund, the management fee set forth in the Investment Advisory Agreement is 0.40% of the Fund’s average daily net assets annually up to $1.3 billion, 0.37% of the Fund’s average daily net assets annually in excess of $1.3 billion and up to $2 billion, 0.35% of the Fund’s average daily net assets annually in excess of $2 billion and up to $5 billion, 0.34% of the Fund’s average daily net assets annually in excess of $5 billion and up to $10 billion, and 0.33% of the Fund’s average daily net assets annually in excess of $10 billion. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended March 31, 2021, this management fee reduction amounted to 0.01% of the Fund’s average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.73% of the class’ average daily net assets annually for Class A shares, 1.48% of the class’ average daily net assets annually for each of Class B and Class C shares, 0.48% of the class’ average daily net assets annually for each of Class A1 and Class I shares, 0.42% of the class’

average daily net assets annually for Class R6 shares, and 1.23% of the class’ average daily net assets annually for Class B1 shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least July 31, 2022.

For MFS Municipal Intermediate Fund, the management fee set forth in the Investment Advisory Agreement is 0.35% of the Fund’s average daily net assets annually up to $1 billion; 0.325% of the Fund’s average daily net assets in excess of $1 billion and up to $2.5 billion; and 0.30% of the Fund’s average daily net assets annually in excess of $2.5 billion. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.70% of the class’ average daily net assets annually for Class A shares, 1.45% of the class’ average daily net assets annually for Class C shares, 0.45% of the class’ average daily net assets annually for Class I shares, and 0.38% of the class’ average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least July 31, 2022.

For MFS New York Municipal Bond Fund, the management fee set forth in the Investment Advisory Agreement is 0.45% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended March 31, 2021, this management fee reduction amounted to 0.01% of the Fund’s average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.83% of the class’ average daily net assets annually for Class A shares, 1.58% of the class’ average daily net assets annually for each of Class B and Class C shares, 0.58% of the class’ average daily net assets annually for Class I shares, and 0.53% of the class’ average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least July 31, 2022.

For MFS North Carolina Municipal Bond Fund, the management fee set forth in the Investment Advisory Agreement is 0.45% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended March 31, 2021, this management fee reduction amounted to 0.01% of the Fund’s average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.84% of the class’ average daily net assets annually for Class A shares, 1.59% of the class’ average daily net assets annually for each of Class B and Class C shares, 0.59% of the class’ average daily net assets annually for Class I shares, and 0.52% of the class’ average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least July 31, 2022.

For MFS Pennsylvania Municipal Bond Fund, the management fee set forth in the Investment Advisory Agreement is 0.45% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended March 31, 2021, this management fee reduction amounted to 0.01% of the Fund’s average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.69% of the class’ average daily net assets annually for Class A shares, 1.44% of the class’ average daily net assets annually for Class B shares, 0.59% of the class’ average daily net assets annually for Class I shares, and 0.52% of the class’ average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least July 31, 2022.

For MFS South Carolina Municipal Bond Fund, the management fee set forth in the Investment Advisory Agreement is 0.45% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended March 31, 2021, this management fee reduction amounted to 0.01% of the Fund’s average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.84% of the class’ average daily net assets annually for Class A shares, 1.59% of the class’ average daily net assets annually for Class B shares, 0.59% of the class’ average daily net assets annually for Class I shares, and 0.53% of the class’ average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least July 31, 2022.

For MFS Tennessee Municipal Bond Fund, the management fee set forth in the Investment Advisory Agreement is 0.45% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended March 31, 2021, this management fee reduction amounted to 0.01% of the Fund’s average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.86% of the class’ average daily net assets annually for Class A shares, 1.61% of the class’ average daily net assets annually for Class B shares, 0.61% of the class’

average daily net assets annually for Class I shares, and 0.54% of the class’ average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least July 31, 2022.

For MFS Virginia Municipal Bond Fund, the management fee set forth in the Investment Advisory Agreement is 0.45% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended March 31, 2021, this management fee reduction amounted to 0.01% of the Fund’s average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.81% of the class’ average daily net assets annually for Class A shares, 1.56% of the class’ average daily net assets annually for each of Class B and Class C shares, 0.56% of the class’ average daily net assets annually for Class I shares, and 0.49% of the class’ average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least July 31, 2022.

For MFS West Virginia Municipal Bond Fund, the management fee set forth in the Investment Advisory Agreement is 0.45% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended March 31, 2021, this management fee reduction amounted to 0.01% of the Fund’s average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.87% of the class’ average daily net assets annually for Class A shares, 1.62% of the class’ average daily net assets annually for Class B shares, 0.62% of the class’ average daily net assets annually for Class I shares, and 0.55% of the class’ average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least July 31, 2022.

MFS pays the compensation of the Trust’s officers and of any Trustee who is an employee of MFS. MFS also furnishes at its own expense investment advisory and administrative services, office space, equipment, clerical personnel, investment advisory facilities, and executive and supervisory personnel necessary for managing the Fund’s investments and effecting its portfolio transactions.

The Trust pays the compensation of the Independent Trustees and all expenses of the Fund incurred in its operation and offering of shares (other than those assumed by MFS in writing) including: management fees; Rule 12b-1 fees; administrative services fees; Section 529 program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar, or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund’s custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start-up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits, or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust’s Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except to the extent that the Distribution Agreement with MFD, provides that MFD is to pay some or all of such expenses. Expenses of the Trust which are not attributable to a specific Fund are allocated among the MFS Funds in the Trust in a manner believed by management of the Trust to be fair and equitable.

The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board or by Majority Shareholder Vote and, in either case, by a majority of the Independent Trustees. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by a Majority Shareholder Vote, or by either party, on not more than 60 days’ nor less than 30 days’ written notice. The Advisory Agreement may be approved, renewed, amended, or terminated as to one MFS Fund in the Trust, even though the Agreement is not approved, renewed, amended, or terminated as to any other MFS Fund in the Trust.

The Advisory Agreement also provides that neither MFS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its or their duties and obligations under the Advisory Agreement.

Administrator

MFS provides the Fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the Fund and MFS. Under the Agreement, the Fund pays an annual fee to MFS for providing these services based on the amount of assets in the Fund and/or the type of fund.

Shareholder Servicing Agent

MFSC, 100 Hancock Street, North Quincy, MA 02171, a wholly-owned subsidiary of MFS, provides dividend and distribution disbursing and transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the Fund under a Shareholder Servicing Agent Agreement. MFSC receives a fee from the Fund based on the amount of assets in the Fund, the types of accounts through which shareholders invest in the Fund, the costs of servicing these types of accounts, and a target profit margin. MFSC also contracts with other entities to provide some or all of the services described above.

In addition, MFSC is reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund.  These reimbursements include payments for certain out-of-pocket expenses, such as costs related to mailing shareholder statements and the use of third party recordkeeping systems, incurred by MFSC in performing the services described above.  MFSC is also reimbursed for payments made under agreements with service providers that provide sub-accounting, transaction processing, and/or other shareholder services (“Shareholder Servicing Payments”), that may include receiving instructions for the purchase, exchange or redemption of shares; preparing and transmitting periodic statements; providing or causing to be provided prospectuses, annual reports, semiannual reports, shareholder notices, and other shareholder communications; providing required tax services and documents; calculating and assessing sales charges; and calculating and recording or distributing distributions to shareholders.  Service providers receive an annualized fee based on the Fund’s average daily net assets serviced by the service provider and/or a fee for each year, or portion thereof, for the Fund account serviced by the service provider.  Payments vary by service provider and may be significant to the service provider.

Proceeds from Fund purchases, redemptions, and distribution payments may be held in one or more demand deposit bank accounts registered to MFSC, who acts as agent for the Fund when opening, closing, and conducting business in the bank account(s).  MFSC may invest overnight balances in money market instruments, including money market funds.  Any balances not invested remain in the bank account(s) overnight.  Pursuant to the Shareholder Servicing Agent Agreement, if MFSC has acted in good faith and with reasonable care, investment risks associated with such bank account(s) are risks of the Fund.

Distributor

MFD, a wholly-owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement. Under the Agreement, MFD agrees to use its best efforts to find purchasers for shares of the Fund.

Custodian

JPMorgan Chase Bank (“JPMorgan”), with a place of business at One Chase Manhattan Plaza, New York, NY 10081, serves as the custodian of the assets of the Fund. JPMorgan is responsible for safekeeping cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on investments, serving as the foreign custody manager, and providing reports on foreign securities depositaries. JPMorgan Chase Bank, N.A., as successor in interest to an affiliate of JPMorgan, J.P. Morgan Investor Services Co., with a place of business at One Beacon Street, Boston, MA 02108, is responsible for maintaining books of original entry and other required books and accounts and calculating the daily net asset value of each class of shares.

There is an expense offset arrangement that reduces the Fund’s custodian fees based upon the amount of U.S. Dollars deposited by the Fund with JPMorgan.

Certain Service Provider Compensation

Compensation paid by the Fund to certain of its service providers for advisory services, administrative services, Section 529 program management services (if applicable), and transfer agency-related services, for certain specified periods, is set forth in APPENDIX F.

Code of Ethics

The Fund, MFS, its subadvisor (if applicable), and MFD have adopted separate codes of ethics (“Codes of Ethics”) as required under the 1940 Act. The Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of MFS employees and the interests of the Fund. Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held, or sold by the Fund.

SALES CHARGES

Sales charges (as applicable) paid for certain specified periods in connection with the purchase and sale of the Fund’s shares are set forth in APPENDIX G.

DISTRIBUTION PLAN

The Trustees have approved a plan for the Fund in accordance with Rule 12b-1 under the 1940 Act as described in the Fund’s Prospectus (the “Distribution Plan”).  In approving the Distribution Plan, the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements relating to the Distribution Plan (“Distribution Plan Qualified Trustees”), concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.

The Distribution Plan is designed to promote sales of shares and reduce the amount of redemptions that might otherwise occur if the Distribution Plan were not in effect, as well as to compensate intermediaries for their servicing and maintenance of shareholder accounts. Increasing the Fund’s net assets through sales of shares, or reducing reductions in net assets by reducing redemptions, may help reduce the Fund’s expense ratio by spreading the Fund’s fixed costs over a larger base and may reduce the potential adverse effect of selling the Fund’s portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that other benefits will be realized as a result of the Distribution Plan.

The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Distribution Plan Qualified Trustees. The Distribution Plan also requires that the Fund and MFD each provide the Trustees, and that the Trustees review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Distribution Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by a Majority Shareholder Vote of the shares of the class to which the Distribution Plan relates (“Designated Class”). The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the shares of the Designated Class of the Fund, or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees.

The Distribution Plan is a compensation plan, meaning that MFD will receive payment without regard to the actual expenses it incurs under the Distribution Plan for distribution and shareholder services.  The distribution and service fees paid to MFD equal on an annual basis up to the following maximum percentages of average daily net assets of the class of the Fund (as applicable):

Class	Maximum Distribution Fee	Maximum Service Fee	Maximum Total Distribution and Service Fee
Class A	0.00%	0.25%	0.25%
Class B	0.75%	0.25%	1.00%
Class B1	0.75%	0.25%	1.00%
Class C	0.75%	0.25%	1.00%
Class 529A	0.00%	0.25%	0.25%
Class 529B	0.75%	0.25%	1.00%
Class 529C	0.75%	0.25%	1.00%
Class R1	0.75%	0.25%	1.00%
Class R2	0.25%	0.25%	0.50%
Class R3	0.00%	0.25%	0.25%

In certain circumstances, the fees described above may be wholly or partially waived, or do not apply to certain Funds. The distribution fee may be waived from time to time pursuant to Rule 2341 of the Financial Industry Regulatory Authority (“FINRA”).

MFD has voluntarily agreed to rebate to the class a portion of each class’ 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to seed money of MFS or an affiliate.  Current distribution and service fees for the Fund are reflected under the caption “Description of Share Classes — Distribution and Service Fees” in the Prospectus.

Service Fees

The Distribution Plan provides that the Fund pays MFD a service fee as described above based on the average daily net assets attributable to the Designated Class (i.e., Class A, Class B, Class B1, Class C, Class 529A, Class 529B, Class 529C, Class R1, Class R2, or Class R3 shares), as applicable, annually.  MFD may, at its discretion, retain all or a portion of such payments or pay all or a portion of such payments to financial intermediaries. Service fees compensate MFD and/or financial intermediaries for shareholder servicing and account maintenance activities, including shareholder recordkeeping (including assisting in establishing and maintaining customer accounts and records), transaction processing (including assisting with purchase, redemption and exchange requests), shareholder reporting, arranging for bank wires, monitoring dividend payments from the Fund on behalf of customers, forwarding certain shareholder communications from the Fund to customers, corresponding with shareholders and customers regarding the Fund (including receiving and responding to inquiries and answering questions regarding the Fund), and aiding in maintaining the investment of their respective customers in the Fund. Financial intermediaries may from time to time be required to meet certain criteria established by MFD in order to receive service fees.

Distribution Fees

The Distribution Plan provides that the Fund pays MFD a distribution fee as described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD’s obligations under its distribution agreement with the Fund. Distribution fees compensate MFD and/or financial intermediaries for their expenses in connection with the distribution of Fund shares, including commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation and printing of sales literature, personnel, travel, office expense and equipment, payments made to wholesalers employed by MFD (employees may receive additional compensation if they meet certain targets for sales of the Fund), and other distribution-related expenses. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its Distribution Agreement with the Fund.

Distribution and Service Fees Paid to MFD

Payments made by the Fund under the Fund’s Distribution Plan for the Fund’s most recent fiscal year are set forth in APPENDIX H.

FINANCIAL INTERMEDIARY COMPENSATION

MFD and/or its affiliates may pay commissions, Rule 12b-1 distribution and service fees, and 529 administrative services fees (if applicable), shareholder servicing fees, and other payments to financial intermediaries that sell Fund shares as described in APPENDIX I.

INVESTMENT STRATEGIES, RISKS AND RESTRICTIONS

Set forth in APPENDIX J is a description of investment strategies which the Fund may generally use in pursuing its investment objective(s) and investment policies to the extent such strategies are consistent with its investment objective and investment policies, and a description of the risks associated with these investment strategies. Set forth in APPENDIX K is a description of investment restrictions to which the Fund is subject.

ADDITIONAL INFORMATION CONCERNING THE STATES AND U.S. TERRITORIES AND POSSESSIONS

Additional information concerning the state and U.S. territories and possessions in which a Fund may invest is set forth in Appendix O.

NET INCOME AND DISTRIBUTIONS

The Fund intends to distribute to its shareholders all or substantially all of its net investment income. The net investment income of the Fund consists of non-capital gain income less expenses. In addition, the Fund intends to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

TAX CONSIDERATIONS

The following discussion is a brief summary of some of the important U.S. federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisers about the impact an investment in the Fund will have on their own tax situations.

Tax Treatment of the Fund

Federal Taxes — The Fund (even if it is a Fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a “regulated investment company” under Subchapter M of the Code.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid; generally, taxable ordinary income and the excess, if any, of the net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (i) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Section 7704(c)(2) of the Code.  In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, identification of the issuer (or issuers) of a particular Fund investment can depend on the terms and conditions of that investment.  In some cases, such identification may be uncertain under current law, and future Internal Revenue Service (“IRS”) guidance or an adverse determination by the IRS regarding issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test.  In the case of the Fund’s investment in loan participations, the Fund will treat both the entity from whom the loan participation is acquired and the borrower as an issuer for the purposes of meeting the diversification requirement described in paragraph (b) above.  Finally, for purposes of this diversification requirement, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

As a regulated investment company, the Fund will not be subject to any U.S. federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code.  The Fund’s foreign-source income, gains, or proceeds, if any, may be subject to foreign withholding or other taxes, which could decrease the Fund’s return on the underlying investments.  Shareholders of the Fund should review “Taxation of Shareholders” below for further information regarding the tax implications of their investment in the Fund.

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions or disposing of certain assets.  If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a “regulated investment company” accorded special tax treatment for such year, the Fund would be subject to federal income tax on all of its taxable income at corporate rates, and Fund distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable as ordinary income to the shareholders.  Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below).  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards).  Any taxable income, including any net capital gain, retained by the Fund will generally be subject to tax at the Fund level at regular corporate rates.

If the Fund fails to distribute in a calendar year substantially all (at least 98%) of its ordinary income for such year and substantially all (at least 98.2%) of its capital gain net income for the one-year period ending October 31 (or November 30 or December 31 if the Fund is permitted to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts.  For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 (or November 30 or December 31 if the Fund is permitted to elect and so elects) are treated as arising on January 1 of the following calendar year; in the case of a Fund that is permitted to make and makes the election to use December 31 as described above, there will be no gains or losses eligible to be so treated. Also, for purposes of the excise tax, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year.  A dividend paid to shareholders by the Fund in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year.  The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income.  Instead, subject to certain limitations, the Fund may carry forward a net capital loss from any taxable year to offset capital gains, if any, realized during a subsequent taxable year without expiration; any such carryforward losses will retain their character as short-term or long-term. The Fund must apply such carryforwards first against gains of the same character. Capital loss carryforwards are reduced to the extent they offset current year net realized capital gains, whether the Fund retains or distributes such gains. See the Fund’s most recent annual shareholder report for the Fund’s available capital loss carryforwards as of the end of its most recently ended fiscal year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (defined below), its taxable income and its earnings and profits, a regulated investment company may elect to treat any post-October capital loss (defined as any net capital loss, attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary losses, if any, from the sale, exchange or other taxable disposition of property attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary losses, if any, attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Massachusetts Taxes — As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

Taxation of Shareholders

Tax Treatment of Distributions — Subject to the special rules discussed below for Municipal Funds (as defined below), shareholders of the Fund generally will have to pay federal income tax and any applicable non-U.S., state or local income taxes on the dividends and “Capital Gain Dividends” (as defined below) they receive from the Fund.  Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares.

Qualified dividend income received by an individual will be taxed at the reduced rates applicable to net capital gains, provided holding period and other requirements are met.  In order for some portion of the Fund’s dividends to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the Fund shareholder must meet holding period and other requirements with respect to the Fund’s shares.  In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a non-U.S. corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a non-U.S. corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.  Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, also do not qualify to be treated as qualified dividend income.

In general, a distribution of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.  If the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income for that taxable year, then 100% of the Fund’s dividends (other than Capital Gain Dividends), will be eligible to be treated as qualified dividend income.  For this purpose, in the case of a sale or other disposition by the Fund of stock or securities, the only gain included in the term “gross income” is the excess of net short-term capital gain from such sales or dispositions over the net long-term capital loss from such sales or dispositions.

Distributions of net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”), whether paid in cash or reinvested in additional shares, are taxable to shareholders for U.S. federal income tax purposes as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates, without regard to the length of time the shareholders have held their shares.

The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code.

Under Treasury Regulations, distributions by the Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified real estate investment trust (REIT) dividends in the hands of non-corporate shareholders.  Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations.  Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by the regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders.  A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property.  The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Subject to any future regulatory guidance to the contrary, distributions attributable to qualified publicly traded partnership income from the Fund’s investments in master limited partnerships (“MLPs”) will ostensibly not qualify for the deduction available to non-corporate taxpayers in respect of such amounts received directly from an MLP.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts.  For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains (other than exempt-interest dividends, defined below) as described above, and (ii) any net gain from the sale, redemption, exchange, or other taxable disposition of Fund shares.  Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

Any Fund dividend that is declared in October, November, or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.  The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution.  If you buy shares when a Fund has unrealized or realized but not yet distributed ordinary income or capital gains, such income or gain will be included in the price you pay for the shares, and you may receive a portion back as a taxable distribution even though such distribution may economically represent a return of your investment.

If the Fund holds, directly or indirectly, one or more “tax credit bonds” issued on or prior to December 31, 2017 (including build America bonds issued on or before December 31, 2010, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund.  In such a case, shareholders must include in gross income (as interest) their proportionate share of the amount of those offsetting tax credits.  A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code.  Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Capital Loss Carryforwards — Distributions from capital gains are generally made after applying any available capital loss carryforwards.  For details regarding capital loss carryforwards, please see “Tax Treatment of the Fund” above.  Additionally, the amounts and expiration dates, if any, of any capital loss carryforwards available to the Fund are shown in the notes to the financial statements for the Fund.

Dividends-Received Deduction —  In general, dividends of net investment income received by corporate shareholders of the Fund qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations, provided the shareholder otherwise qualifies for the deduction with respect to its holding of Fund shares.  Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may result in certain basis adjustments. Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, generally will not qualify for the dividends received deduction.

Disposition of Shares — In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than 12 months, and otherwise as a short-term capital gain or loss.  However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares.  Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the wash-sale rules as described in the Code if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shares Purchased Through Tax-Qualified Plans — Distributions by the Fund to retirement plans that qualify for tax-advantaged treatment under federal income tax laws will not be taxable.  Special tax rules apply to investments through such plans.  You should consult your tax adviser to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

U.S. Taxation of Non-U.S. Persons — Distributions by the Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“Non-U.S. Shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, (3) interest-related dividends, each as defined and subject to certain conditions described below, and (4) exempt-interest dividends, if any, generally will not be subject to withholding of U.S. federal income tax.  However, such dividends may be subject to backup withholding, as discussed below.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual Non-U.S. Shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for short-term capital gain dividends and Capital Gain Dividends do not apply to (A) distributions to an individual Non-U.S. Shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the Non-U.S. Shareholder of a trade or business within the United States, under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a Non-U.S. Shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. Shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. Shareholder and the Non-U.S. Shareholder is a controlled foreign corporation. The Fund is permitted to report such part of its dividends as short-term capital gain and/or interest-related dividends as are eligible, but is not required to do so.  In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as a short-term capital gain or interest-related dividend. Non-U.S. Shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Distributions by the Fund to Non-U.S. Shareholders other than Capital Gain Dividends, short-term capital gain dividends, interest-related dividends and exempt-interest dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

If a beneficial holder who is a Non-U.S. Shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Special rules apply to distributions to Non-U.S. Shareholders from a Fund that is a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of the exceptions to the definition described below.  Additionally, special rules apply to the sale of shares in a Fund that is a USRPHC or former USRPHC.  Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) — USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC or former USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets.  A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC.  Interests in domestically controlled QIEs, including regulated investment companies and REITs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exclusions do not apply for purposes of determining whether the Fund is a QIE.

If the Fund were a QIE, any distributions by the Fund (including, in certain cases, distributions made by the Fund in redemption of its shares) that are attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPIs gain in its hands, and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s Non-U.S. Shareholders and would be subject to U.S. tax withholding.

In addition, such distributions could result in the Non-U.S. Shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Non-U.S. Shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the Non-U.S. Shareholder’s current and past ownership of the Fund.  Non-U.S. Shareholders of the Fund are also subject to wash-sale rules to prevent the avoidance of the tax-filing and tax-payment obligations discussed above through the sale and repurchase of Fund shares.

In addition, if an interest in the Fund were a USRPI, the Fund typically would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% Non-U.S. Shareholder, and that shareholder typically would be required to file a U.S. income tax return for the year of the disposition of the Fund shares and pay any additional tax due on the gain.

Under U.S. federal tax law, a beneficial holder of shares who is a Non-U.S. Shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the shares are USRPIs.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. Shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form).  Non-U.S. Shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to non-U.S. entities treated as partnerships for U.S. federal income tax purposes and those holding Fund shares through non-U.S. partnerships.  Additional considerations may apply to non-U.S. trusts and estates.  Investors holding Fund shares through non-U.S. entities should consult their tax advisers about their particular situation.

A Non-U.S. Shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above. Non-U.S. investors in the Fund should consult their tax advisers with respect to the potential application of these rules.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts — Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR).  Shareholders should consult a tax adviser regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements — Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government.  If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays.  The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays.  If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Non-U.S. Shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Backup Withholding — The Fund is also required in certain circumstances to apply backup withholding on taxable dividends, including Capital Gain Dividends, redemption proceeds and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Shareholder) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding.  Shareholders who are neither citizens nor residents of the United States may qualify for exemption from backup withholding and should consult their tax advisers in this regard.  The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends.

Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign Income Taxation of a Non-U.S. Shareholder Investor — Distributions received from the Fund by a Non-U.S. Shareholder may also be subject to tax under the laws of the Non-U.S. Shareholder’s own jurisdiction.

State and Local Income Taxes: U.S. Government Securities — Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes.  The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest.  Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

Tax Shelter Reporting — Under Treasury Regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Shareholders should consult their tax advisers to determine the applicability of these Regulations in light of their individual circumstances.

Certain Investments — Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain inflation-adjusted debt instruments, certain stripped securities, and certain obligations purchased at a market discount (including certain high yield debt obligations) will cause a Fund to recognize income prior to the receipt of cash payments with respect to those investments.  To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.  In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.  Such investments may also affect the character of income recognized by the Fund.

Investments in debt obligations that are at risk of, or in, default, present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and, if so, to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations between principal and income.  These and other related issues will be addressed by the Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity — that is, at a premium — the premium is amortizable over the remaining term of the bond.  In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.  In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

Any investment by the Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes.  Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Under a notice issued by the IRS in October 2006 and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a real estate mortgage investment conduit (“REMIC”) or an equity interest in a taxable mortgage pool (“TMP”) (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events.  This notice also provides, and the Regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly.  As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts (“CRTs”) (see below).

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a Non-U.S. Shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to income tax on such inclusions notwithstanding any exemption therefrom otherwise available under the Code.

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the regulated investment company.  Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to CRTs that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs.  Under legislation enacted in December 2006, a charitable remainder trust, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI.  Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes “excess inclusion income.”  Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes “excess inclusion income,” then the fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate.  The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear.  To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.  The Fund has not yet determined whether such an election will be made.  CRTs are urged to consult their tax advisers concerning the consequences of investing in the Fund.

The Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, short sales, swaps, straddles, foreign currencies, and related transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules) that may affect the amount, timing, and character of Fund income and distributions to shareholders.  For example, certain positions held by the Fund may be “Section 1256 contracts.” On the last business day of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code), these positions will be marked to market (i.e., treated as if closed out on that day), and any gain or loss associated with such positions will be treated as 60% long-term and 40% short-term capital gain or loss (except that foreign currency gain or loss arising from Section 1256 contracts may be ordinary in character).  Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute “straddles” for federal income tax purposes.  The straddle rules may cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term capital losses into long-term capital losses and long-term capital gains into short-term capital gains.  Certain tax elections exist for straddles that may alter the effect with respect to these investments.  These rules can cause the Fund to recognize income for tax purposes prior to the receipt of cash payments with respect to the underlying investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund and additional taxable distributions to shareholders.  In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.  The Fund intends to limit its activities in options, futures contracts, forward contracts, short sales, and swaps and related transactions, as well as any commodity-related investments, to the extent necessary to meet the requirements for qualification and treatment as a regulated investment company under Subchapter M of the Code.

Certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income.  If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from any tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.  If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Special tax considerations apply with respect to any foreign investments by the Fund.  Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss.  The Code grants the Secretary of Treasury the right to issue tax regulations that would exclude income and gains from direct investments in foreign currencies from treatment as qualifying income for purposes of the qualifying income test for regulated investment companies described earlier, in cases where the foreign currency gains are not directly related to the company’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities).  If the Secretary of the Treasury were to issue such regulations, a Fund may need to change its investment practices in order to qualify as a regulated investment company.  In addition, there is a remote possibility that such regulations may be applied retroactively.

Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from such PFIC or on proceeds received from the disposition of shares in such PFIC.  This tax cannot be eliminated by making distributions to Fund shareholders.  However, a Fund may elect to avoid the imposition of that tax.  For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC.  A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year.  Such gains and losses are treated as ordinary income and loss.  The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation.  Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.  Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”  Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Investment income received by the Fund and gains and proceeds with respect to foreign securities may be subject to foreign withholding or other taxes.  The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income or gains; the Fund intends to qualify for treaty-reduced rates where available.  It is not possible, however, to determine the Fund’s effective rate of foreign tax in advance, since the amount of the Fund’s assets to be invested within various countries is not known.

If more than 50% of the total assets of a Fund consists of direct investments in foreign securities at the close of its taxable year, the Fund may elect to “pass through” to its shareholders foreign income taxes paid by it.  In addition, a “qualified fund of funds” (a regulated investment company at least 50% of the total assets of which are represented by interests in other regulated investment companies (for purposes of this section, “Underlying Funds”) at the close of each quarter of its taxable year) will be permitted to make the same election in respect of foreign taxes paid by such Fund and by Underlying Funds that themselves make such an election. If the Fund so elects, shareholders will be required to treat their pro rata portions of qualified taxes paid by the Fund, and, in the case of a qualified fund of funds, paid by the Underlying Funds, to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code, as part of the amounts distributed to them by the Fund, and thus to include those portions in their gross income for federal income tax purposes in the year the foreign income tax was paid.  Provided certain conditions are met and subject to limitation, a shareholder who includes such foreign income taxes paid by the Fund in its gross income may be able to claim a credit or deduction.  No deduction will be permitted for individuals in computing their alternative minimum tax liability.  Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. If the Fund is not eligible, or does not elect, to “pass through” to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.  In addition, investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

If the Fund qualifies as a “qualified fund of funds” (defined above), it will be permitted to distribute “exempt-interest dividends” under the Code and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from Underlying Funds in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any.  Such distributions may be treated as an item of tax preference for individual shareholders under the federal alternative minimum tax and may be subject to state and local taxes.  Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

Special Rules for Municipal Fund Distributions

The following special rules apply to shareholders of Funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax (“Municipal Funds”).

Tax-Exempt Distributions — The portion of a Municipal Fund’s distributions of net investment income that is attributable to interest from tax-exempt securities will be reported by the Fund as an “exempt-interest dividend” under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund’s assets at the close of each quarter of the Fund’s taxable year consists of securities generating interest that is exempt from federal tax under Section 103(a) of the Code.  Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for individual shareholders under the federal alternative minimum tax, and may be subject to state and local taxes.  Except when the Fund provides actual monthly percentage breakdowns, the percentage of income reported as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the actual percentage of distributions consisting of tax-exempt interest in any particular month.  Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

Taxable Distributions — A Municipal Fund may also earn some income that is taxable as ordinary income (including interest from any obligations that lose their federal tax exemption, proceeds from the disposition of certain market discount bonds, interest from advance refunding bonds issued after December 31, 2017, and income received in lieu of tax-exempt interest with respect to securities on loan) and may recognize taxable capital gains and losses as a result of the disposition of securities and from certain options and futures transactions.  Shareholders normally will have to pay federal income tax on the non-exempt interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares.  However, the Municipal Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial.  Because the Municipal Funds expect to earn primarily tax-exempt interest income, it is expected that dividends from such Funds will not qualify for the dividends-received deduction for corporations and will not be treated as “qualified dividend income” for non-corporate shareholders.

Consequences of Distributions by a Municipal Fund:  Effect of Accrued Tax-Exempt Income — Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax even though it would have been tax-exempt had it been declared as a dividend prior to the redemption.  For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the tax-exempt income accrued for that period.

Certain Additional Information for Municipal Fund Shareholders — Interest on indebtedness incurred by shareholders to purchase or carry Municipal Fund shares will not be deductible for federal income tax purposes in proportion to the percentage that the Fund’s distributions of exempt-interest dividends bear to all of the Fund’s distributions, excluding Capital Gain Dividends.  Exempt-interest dividends are generally taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.  You should consult your tax adviser to determine what effect, if any, an investment in a Fund may have on the federal taxation of your benefits.  Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by private activity bonds should consult their tax advisers before purchasing Fund shares.

Consequences of Redeeming Shares — Any loss realized on a redemption of Municipal Fund shares held for six months or less will generally be disallowed to the extent of any exempt-interest dividends received with respect to those shares.  This loss disallowance rule does not apply to a shareholder’s disposition of Fund shares held for six months or less with respect to a regular exempt-interest dividend paid by the Fund if the Fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis and pays such dividends on at least a monthly basis.  To the extent not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received (or deemed received) with respect to those shares.

State and Local Income Taxes: Municipal Obligations — The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority.  Some states do exempt from tax that portion of an exempt-interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities.  Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities and other instruments for the Fund are made by persons affiliated with MFS. Any such person may serve other clients of MFS or any subsidiary of MFS in a similar capacity. When making trading decisions, MFS can select strategies or methods or directly select venues in order to seek best execution for client transactions.  These decisions are influenced by a number of factors that are described more specifically below.  Broker/dealers, generally, are used on a full service, execution-only, or direct access basis.

MFS places all Fund orders for the purchase or sale of securities and other instruments with the primary objective of seeking to obtain best execution from responsible executing broker/dealers at competitive rates. Trading practices differ with respect to fixed income and equity securities, and the discussion of trading practices below will differ depending on security type. MFS seeks to deal with broker/dealers that can provide high quality execution services. The specific criteria used in selecting a broker/dealer will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select among multiple broker/dealers.  MFS defines best execution as a process that seeks to execute portfolio transactions that MFS believes will provide the most favorable qualitative execution, including execution price and commission, spread, or other transaction costs, reasonably available under the circumstances.  This process involves the evaluation of the trading process and execution results over extended periods.  In seeking best execution, MFS takes into account several factors that it considers to be relevant, which include without limitation and in no particular order, the following:  price; the size of the transaction; the nature of the market or the security; the amount of the commission or “spread”; the timing and impact of the transaction, considering market prices and trends; the reputation, experience, and stability of the broker/dealer involved; the willingness of the broker/dealer to commit capital; the need for anonymity in the market; and the quality of services rendered by the broker/dealer in other transactions, which (except for those accounts managed, in whole or in part, in the European Union or the United Kingdom) may include the quality of the research and brokerage services provided by the broker/dealer.

MFS places trades in various manners including through different broker/dealers, agency brokers, principal market-making dealers, smaller brokers and dealers, which may specialize in particular regions or asset classes, futures commission merchants, and OTC derivatives dealers (each, a “broker/dealer” for purposes of the discussion in this section).  MFS also utilizes electronic trading methods, including electronic communications networks (ECNs) (including, without limitation, multilateral trading facilities (MTFs) and alternative trading systems (ATSs)).  These trading platforms often, in the case of equity transactions, execute transactions at a commission rate lower than that charged by a full-service broker/dealer.  MFS may place Fund orders with Luminex Trading & Analytics LLC, an alternative trading system in which MFS owns approximately 4.9%.  While there may appear to be an economic incentive for MFS to route orders to Luminex to enhance its profitability, Luminex’s objective is to run as close to break-even as possible while remaining financially sound and self-sustaining.  Since Luminex does not currently seek to earn a profit on transactions, MFS should not increase Luminex’s profitability by routing more trades to it.

In certain circumstances, such as a “buy-in” for failure to deliver, MFS is not able to select the broker/dealer who will transact to cover the failure.  For example, if a Fund sells a security short and is unable to deliver the securities sold short, the broker/dealer through whom the Fund sold short must deliver securities purchased for cash, (i.e., effect a “buy-in”, unless it knows that the Fund either is in the process of forwarding the securities to the broker/dealer or will do so as soon as possible without undue inconvenience or expense).  Similarly, there can also be a failure to deliver in a long transaction and a resulting buy-in by the broker/dealer through whom the securities were sold.  If the broker/dealer effects a buy-in, MFS will be unable to control the trading techniques, methods, venues, or any other aspect of the trade used by the broker/dealer.

Brokers/dealers generally will either receive (i) a commission, which is generally negotiable and can vary depending on the type of broker/dealer and market, or (ii) for trades executed on a “net” basis in lieu of a commission, a “spread” representing the difference (or a portion of the difference) between the buying price and the selling price.  Most domestic transactions in equity securities are executed on listed markets (e.g., the New York Stock Exchange (NYSE)) on a commission or commission equivalent basis.  Transactions in foreign equity securities are normally executed on foreign exchanges.  Foreign equity securities are typically subject to a fixed commission rate which is negotiated on a country-by-country basis. Commissions in the U.S. are typically measured in cents per share, while commissions in most non-U.S. jurisdictions are typically measured in basis points. Fixed income transactions are generally traded in the over the counter market and do not include a stated commission.  As described above, the broker/dealer in a fixed income transaction typically retains the spread or a portion of the spread. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. Transaction costs related to trading may include market impact costs and opportunity costs in addition to dealer spreads and commission costs.

Commission rates for equity securities and some derivatives will vary depending upon the trading methods, venues, and broker/dealers selected, as well as the market(s) in which the securities are traded and their relative liquidity.  As noted above, MFS can utilize a variety of broker/dealers and trading venues and strategies in order to seek best execution for client transactions.  MFS periodically and systematically reviews the performance of the broker/dealers that execute Fund transactions, including the commission rates paid to broker/dealers.  The quality of a broker/dealer’s services is measured by analyzing various factors that could affect the execution of trades.  These factors include the ability to execute trades with a minimum of market impact, the speed and efficiency of executions, electronic trading capabilities, adequacy of capital, commitment of capital when necessary or desirable, market color provided to MFS, and accommodation of MFS’ special needs.  MFS may employ outside vendors to provide reports on the quality of broker/dealer executions.  With respect to transactions in derivatives, MFS trades only with broker/dealers with whom it has legally-required or client-requested documentation in place.

For accounts managed in whole or in part in the European Union or the United Kingdom, MFS will pay for external equity and fixed income research out of its own resources. In allocating brokerage for accounts not managed in whole or in part in the European Union or the United Kingdom, MFS can take into consideration the receipt of brokerage and research services, consistent with its obligation to seek best execution for Fund transactions, in determining how and with which broker/dealer to trade. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), MFS may cause the Fund to pay a broker/dealer that provides brokerage and research services (as defined by Section 28(e)) to MFS an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker/dealers would have charged for the transaction if MFS determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or MFS’ overall responsibilities to the Fund and its other clients. MFS has voluntarily undertaken to reimburse clients from its own resources for Research Commissions, as defined below. “Commissions,” as currently interpreted by the SEC, include fees paid to broker/dealers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents, and other fees received by broker/dealers in riskless principal transactions, as well as any separately identifiable charge for brokerage and research services collected together with the transaction charge for execution in connection with the purchase and sale of portfolio securities. “Research Commissions” represents the portion of Commissions that is paid on client transactions in excess of the portion that compensates the broker/dealer for executing, clearing, and/or settling the transaction. Commissions do not include mark-ups, mark-downs, commission equivalents, and other fees received by dealers in principal transactions.  MFS often receives research services from executing dealers in fixed income transactions.  However, MFS believes that executing dealers in fixed income transactions do not charge lower mark-ups, mark-downs, commission equivalents, or other fees if clients forego research services.  Consequently, MFS does not believe it pays a higher mark-up, mark-down, commission equivalent, or other fees to dealers on fixed income transactions than it would if it did not receive any research services from dealers.  However, except to the extent that research received on fixed income transactions for accounts managed in the European Union or the United Kingdom is offered generally either to any investment firm, is made public or otherwise is believed by MFS not to constitute an illegal “inducement” under European Union law, MFS will pay for such research out of its own resources.

The term “brokerage and research services” includes advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of portfolios; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or required in connection therewith by applicable rules. Such services can include: access to corporate management; industry conferences; research field trips to visit corporate management and/or to tour manufacturing, production, or distribution facilities; statistical, research, and other factual information or services such as: investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services, and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations (collectively, “Research”).

MFS investment professionals utilize Research to help develop their own investment ideas as well as to help understand market consensus, sentiment, or perception, and identify relative inefficiencies more quickly and effectively.  The MFS global investment platform is built on the principle of close collaboration among members of its investment team, where investment research and ideas are shared.  Research is one of many tools MFS uses to either corroborate or challenge investment professionals’ individual investment theses in portfolios.  Specifically, Research can be useful in helping investment professionals understand current market consensus and sentiment.

Through the use of Research acquired with Research Commissions, MFS initially avoids the additional expenses that it would incur if it developed comparable information through its own staff or if it purchased such Research with its own resources. As a result, the Fund pays more for its portfolio transactions in the first instance than if MFS caused the Fund to pay execution only rates; however, because MFS has voluntarily undertaken to reimburse clients from its own resources for Research Commissions, MFS ultimately assumes the additional expenses that it would incur if it purchased such Research with its own resources. To the extent that MFS were to determine to discontinue its voluntary undertaking, it may have an incentive to select or recommend a broker/dealer based on its interest in receiving the Research rather than the Fund’s interest in receiving lower commission rates. The Research received may be useful and of value to MFS or its affiliates in serving both the Fund and other clients of MFS or its affiliates. Accordingly, not all of the Research provided by broker/dealers through which the Fund effects securities transactions may be used by MFS in connection with the Fund.

MFS may also execute purchase and sale transactions between the Fund and other funds or accounts managed by MFS or its affiliates (cross-trades).  Cross-trade transactions entered into by the Fund are executed in accordance with applicable rules under the 1940 Act and related policies approved by the Board.

Brokerage commissions paid by the Fund for certain specified periods and information concerning purchases by the Fund of securities issued by its regular broker/dealers for its most recent fiscal year are set forth in APPENDIX L.

DISCLOSURE OF PORTFOLIO HOLDINGS AND OTHER FUND INFORMATION

The Fund may from time to time make available to the public information about the Fund on mfs.com, Facebook, Twitter, YouTube, LinkedIn, and/or other social media.

The Fund has established a policy governing the disclosure of its portfolio holdings that is reasonably designed to protect the confidentiality of the Fund’s non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Fund’s Board has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS’ general counsel or a senior member of the MFS legal department acting under the supervision of MFS’ general counsel (an “Authorized Person”).

Neither MFS nor the Fund will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

Public Disclosure of Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, the Fund may make its portfolio holdings publicly available on mfs.com in such scope and form and with such frequency as MFS reasonably determines and as described in the Fund’s Prospectus.

Holdings also include short positions, if any. For certain MFS Funds that invest in other MFS Funds (other than money market funds), the top 10 holdings and full holdings are aggregated holdings, including fund holdings and the holdings of non-money market funds in which the fund invests. Portfolio holdings are determined based on the equivalent exposure of holdings. The equivalent exposure of a holding is a calculated amount that approximates the market value of an underlying asset that is expected to have the same impact on performance as the holding. The equivalent exposure of a derivative may be different than the market value of the derivative. For most other holdings, the equivalent exposure is the same as the market value of the holding. If approved by an Authorized Person, the Fund may from time to time make available on mfs.com and/or in a press release, information about the holdings of the Fund in a particular investment or investments as of a current date, including the equivalent exposure of such holding or holdings.

Note that the Fund or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will generally remain available on mfs.com until at least the date on which the Fund files a Form N-CSR or Form N-PORT for the period that includes the date as of which mfs.com information is current.

Certain registered investment companies that are advised by MFS and registered investment companies that are sub-advised by MFS or its affiliates are subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times, including disclosure of certain portfolio holdings each business day. In addition, separate account and unregistered product clients of MFS or its affiliates have same day access to their portfolio holdings, and prospective clients and their advisers have access to representative portfolio holdings and may grant same day access to these portfolio holdings to their clients, their investors, and/or to one or more affiliated and unaffiliated service providers.  In addition, information about non-public portfolio holdings information attributable to other accounts managed or advised by MFS or its affiliates may be made available to one or more affiliated or unaffiliated service providers to those accounts. Some of these registered investment companies, sub-advised funds, separate accounts, unregistered products, and other accounts, all advised or sub-advised by MFS or its affiliates, have substantially similar, or in some cases nearly identical, portfolio holdings to certain MFS Funds (“Similarly Managed Investment Products”). A Similarly Managed Investment Product is not subject to the portfolio holdings disclosure policies of the Fund to which it is similar and may disclose its similar or nearly identical portfolio holdings information in different forms and at different times than such Fund.

The Fund’s portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund makes such information available on mfs.com (assuming that it discloses in its Prospectus that such information is available on mfs.com; or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

Disclosure of Non-Public Portfolio Holdings

The Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation.  In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to broker/dealers to obtain bids/prices or in interviews with the media. MFS will use reasonable efforts to monitor a recipient’s use of non-public portfolio holdings provided under these agreements by means that may include contractual provisions, periodic due diligence, notices reminding a recipient of their obligations or other commercially reasonable means. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates, or to the disclosure of portfolio holdings as may be required by applicable law, rules, or regulations.

With respect to non-public portfolio holdings provided to employees and contractors of MFS or its subsidiaries, employees and contractors of MFS and its subsidiaries are subject to corporate policies which prohibit use of portfolio holdings information for personal benefit or to benefit others.

In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of the Fund’s shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other hand, the Authorized Person must inform MFS’ conflicts officer of such potential conflict, and MFS’ conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Fund’s Chief Compliance Officer and the Board of the Fund. MFS also reports to the Board of the Fund regarding the disclosure of information regarding the Fund that is not publicly available.

Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

Employees of MFS or MFD (collectively “Fund representatives”) disclose non-public portfolio holdings in connection with the day-to-day operations and management of the Fund. Full portfolio holdings are disclosed to the Fund’s custodian, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to the Fund’s pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting the Fund in the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Fund, MFS may use analytical systems provided by third parties who may have access to Fund portfolio holdings. Non-public portfolio holdings may be disclosed in connection with other activities, such as to participants in in-kind purchases and redemptions of Fund shares, to service providers facilitating the distribution or analysis of portfolio holdings, and in other circumstances not described above.

In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

Fund representatives may provide oral or written information (“portfolio commentary”) about the Fund, including how the Fund’s investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund representatives may also express their views orally or in writing on one or more of the Fund’s portfolio holdings or may state that the Fund has recently purchased or sold one or more holdings.

Fund representatives may also provide oral or written information (“statistical information”) about various financial characteristics of the Fund or its underlying portfolio securities including alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average credit quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.

The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

Ongoing Arrangements To Make Non-Public Portfolio Holdings Available

With authorization from an Authorized Person consistent with “Disclosure of Non-Public Portfolio Holdings” above, Fund representatives may disclose non-public Fund portfolio holdings to the recipients identified on APPENDIX M or permit the recipients identified in APPENDIX M to have access to non-public Fund portfolio holdings, on an ongoing basis.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of shares of the Fund is determined each day during which the NYSE is open for trading. (As of the date of this SAI, the NYSE is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year’s Day; Martin Luther King Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day, and Christmas Day.) This determination is made once each day as of the close of regular trading on the NYSE (generally, 4 p.m., Eastern time) by deducting the amount of the liabilities attributable to the class (or if no classes, to the Fund) from the value of the assets attributable to the class (or if no classes, to the Fund) and dividing the difference by the number of Fund shares outstanding for that class (or if no classes, for that Fund). Net asset value may be calculated earlier in emergency situations or as otherwise permitted by the SEC. In accordance with regulations for regulated investment companies, changes in portfolio holdings and number of shares outstanding are generally reflected in a Fund’s net asset value the next business day after such change.

Open-end investment companies are generally valued at their net asset value per share.  The underlying investments of open-end investment companies managed by MFS are valued as described below.

Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price for such security on their primary market or exchange as provided by a third-party pricing service. Equity securities for which there were no sales reported that day are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service.

Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid for such instrument as provided by a third-party pricing service. Debt instruments sold short are generally valued at an evaluated or composite mean as provided by a third-party pricing service.

Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost for such instrument, which approximates market value.

Exchange-traded options generally are valued at the last sale or official closing price for such option on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation for such option on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation for such option. Foreign currency options are generally valued at a valuation for such option provided by a third-party pricing service.

Futures contracts generally are valued at last posted settlement price for such contract on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation for such contract on their primary exchange, as provided by a third-party pricing service.

Forward foreign currency exchange contracts generally are valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods.

Swaps generally are valued at valuations provided by a third-party pricing service.

Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation.

Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

The Trust’s Declaration of Trust, as amended or amended and restated from time to time, permits the Trust’s Board to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series, and to divide such shares into classes. The Board has reserved the right to create and issue additional series and classes of shares.

Each shareholder of the Fund or class is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) of such Fund or class, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when a particular matter affects only shareholders of a particular class or series or when applicable law requires shareholders to vote separately by series or class.

Except in limited circumstances, the Board may, without any shareholder vote, amend or otherwise supplement the Trust’s Declaration of Trust.  The Trust, or any series or class thereof, may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by a Majority Shareholder Vote of the class, series, or trust, as applicable.  The Trust, or any series or class, may reincorporate or reorganize without any shareholder vote. The Trust, any series of the Trust, or any class of any series, may be terminated at any time:  1) by a Majority Shareholder Vote; or 2) by the Board by written notice to the shareholders of the Trust, any series of the Trust, or any class of any series.

In the event of a liquidation of a Fund, shareholders of each class of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders.  Shares of a Fund have no preemptive rights and have dividend and conversion rights (if any) as described in the Prospectus for the Fund.

The Board may cause a shareholder’s shares to be redeemed for any reason under terms set by the Board, including, 1) to protect the tax status of a Fund, 2) the failure of a shareholder to provide a tax identification number if required to do so, 3) the failure of a shareholder to pay when due for the purchase of shares issued to the shareholder, 4) in order to eliminate accounts whose values are less than a minimum amount established by the Board, 5) the failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, and 6) to eliminate ownership of shares by a particular shareholder when the Board determine that the particular shareholder’s ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of an alleged market timer).

Under the Trust’s Declaration of Trust, the Fund may convert to a master/feeder structure or a fund-of-funds structure without shareholder approval. In a master/feeder structure, a Fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund-of-funds structure, a Fund invests all or a portion of its assets in multiple investment companies.

The Trust is an entity commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance for the protection of the Trust and its shareholders and the Board, officers, employees, and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Trust’s Declaration of Trust further provides that obligations of the Trust are not binding upon the Board individually but only upon the property of the Trust, and that the Board will not be liable for any action or failure to act, but nothing in the Trust’s Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Trust’s Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Board bring such suit unless there would be irreparable injury to the Fund or if a majority of the Board (or a majority of the Board on any committee established to consider the merits of such action) have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of Funds with the same or an affiliated investment adviser or distributor.

The Trust’s Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Trust’s Declaration of Trust.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM(S) AND FINANCIAL STATEMENTS

Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, serves as the independent registered public accounting firm for the Fund, providing audit and related services, tax return review, and assistance in connection with various SEC filings.

For each such Fund except MFS Municipal Intermediate Fund, the Fund’s Financial Statements and Financial Highlights for the fiscal year ended March 31, 2021, are incorporated by reference into this SAI from the Fund’s Annual Report to shareholders and have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in its report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm, given upon its authority as an expert in accounting and auditing. MFS Municipal Intermediate Fund had not commenced operations as of the fiscal year ended March 31, 2021; therefore, no Financial Statements nor Financial Highlights for such Fund are incorporated by reference into this SAI.

For each Fund except MFS Municipal Intermediate Fund, the Fund’s Financial Statements and Financial Highlights and the report of the independent registered public accounting firm are located in the Fund’s Annual Report to shareholders, which is set forth in Item 1 of the Fund’s Form N-CSR available at the hyperlink noted below for the Trust.

MFS Municipal Series Trust

APPENDIX A - TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2021, are listed below, together with their principal occupations during the past five years (their titles may have varied during that period). The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

TRUSTEES

Name, Age	Position(s) Held with Fund	Trustee Since(1)	Number of MFS Funds Overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(2)
INTERESTED TRUSTEES
Robert J. Manning(3) age 57	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)
Michael W. Roberge(3) age 54	Trustee	January 2021	135

Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)

INDEPENDENT TRUSTEES
John P. Kavanaugh age 66	Trustee and Chair of Trustees	January 2009	135	Private investor
Steven E. Buller age 69	Trustee	February 2014	135	Private investor
John A. Caroselli age 67	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)
Maureen R. Goldfarb age 66	Trustee	January 2009	135	Private investor
Peter D. Jones age 64	Trustee	January 2019	135	Private investor

Name, Age	Position(s) Held with Fund	Trustee Since(1)	Number of MFS Funds Overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(2)
James W. Kilman, Jr. age 60	Trustee	January 2019	135

Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 — May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage - Financial Institutions Investment Banking Group (until 2016)

					alpha-En Corporation, Director (2016 - 2019)
Clarence Otis, Jr. age 65	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke age 65	Trustee	May 2014	135	Private investor
Laurie J. Thomsen age 63	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS

Name, Age	Position(s) Held with Fund	Officer Since(1)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(2)
Christopher R. Bohane(3) age 47	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino P. Clark(3) age 53	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr.(3) age 54	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head — Treasurer’s Office (until February 2017)

Name, Age	Position(s) Held with Fund	Officer Since(1)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(2)
Thomas H. Connors(3) age 61	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo(3) age 52	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin(3) age 53	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld(3) age 48	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian(3) age 42	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira(3) age 50	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips(3) age 50	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe(3) age 46	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin(3) age 53	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost(3) age 61	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(1)           Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise.  For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(2)           Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

(3)           “Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman, and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Fund on January 1, 2021, and Messrs. Jones and Kilman became Trustees of the Fund on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve.  The current members of the Board have joined the Board at different points in time since 2004.  Generally, no one factor was decisive in the original selection of an individual to join the Board.  Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Trusts.  Following is a summary of each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board:

Interested Trustees:

Robert J. Manning

Mr. Manning is Non-Executive Chairman of MFS (the MFS Funds’ investment adviser) and is Chairman of its Board. He has substantial executive and investment management experience, having worked for MFS for over 30 years.

Michael W. Roberge

Mr. Roberge is Chairman and Chief Executive Officer of MFS (the MFS Funds’ investment adviser) and is a member of the firm’s Management Committee and Board of Directors. As Chief Executive Officer, Mr. Roberge sets the strategic priorities for MFS, leading a team responsible for the investment, distribution, finance, human resources, legal and technology functions at the firm.  He has substantial executive and investment management experience, having worked for MFS for over 20 years.

Independent Trustees:

Steven E. Buller, CPA

Mr. Buller has substantial accounting, investment management, and executive experience at firms within the investment management industry.  Mr. Buller was the Chief Financial Officer and Managing Director of BlackRock, Inc. (“BlackRock”), where he oversaw BlackRock’s tax department, internal audit and control functions, and the global corporate and investment company accounting policy. Prior to joining BlackRock, Mr. Buller was an auditor at Ernst & Young LLP for over 30 years, where he served as Global Director of Asset Management and as the audit partner for various investment company complexes.  Mr. Buller was chairman of the Financial Accounting Standards Advisory Council, and was a member of the Standing Advisory Group of the Public Company Accounting Oversight Board.  He has also served on the boards of BlackRock Finco UK, a privately-held company, and Person-to-Person, a community service organization.

John A. Caroselli

Mr. Caroselli has substantial senior executive experience in the financial services industry. Mr. Caroselli is the president of JC Global Advisors, LLC, where he provides consulting services with specialization in strategy development and execution, merger integration, market growth plan design and organizational development. He served as Executive Vice President and Chief Development Officer of First Capital Corporation, Executive Vice President and Chief Strategy Officer of KeySpan Corporation, and Executive Vice President of Corporate Development of AXA Financial. Mr. Caroselli also held senior officer positions with Chase Manhattan Corporation, Chemical Bank, and Manufacturers Hanover Trust.

Maureen R. Goldfarb

Ms. Goldfarb has substantial executive and board experience at firms within the investment management industry.  She was the Chief Executive Officer and Chairman of the Board of Trustees of the John Hancock Funds and an Executive Vice President of John Hancock Financial Services, Inc.  Prior to joining John Hancock, Ms. Goldfarb was a Senior Vice President with Massachusetts Mutual Life Insurance Company.  She also held various marketing, distribution, and portfolio management positions with other investment management firms.  Ms. Goldfarb is a former member of the Board of Governors of the Investment Company Institute.

Peter D. Jones

Mr. Jones has substantial senior executive, accounting and investment management experience at firms within the investment management industry.  Mr. Jones was the Chairman of Franklin Templeton Institutional, LLC and President of Franklin Templeton Distributors Inc.  Mr. Jones formerly was the President of IDEX Distributors, Inc., which oversaw the formation and launch of IDEX Mutual Funds (now part of Transamerica Funds).  Mr. Jones is a member of the Investment Advisory Council of the Florida State Board of Administration. Mr. Jones was formerly a CPA and served as Tax Manager at PricewaterhouseCoopers in Tampa, Florida and Atlanta, Georgia.  Mr. Jones is a member of the Investment Committee and a former trustee of the Florida State University Foundation.

John P. Kavanaugh

Mr. Kavanaugh has substantial executive, investment management, and board experience at firms within the investment management and mutual fund industry and is a Chartered Financial Analyst. He was the Chief Investment Officer of The Hanover Insurance Group, Inc., and the President and Chairman of Opus Investment Management, Inc., an investment adviser. Mr. Kavanaugh held research and portfolio management positions with Allmerica Financial and PruCapital, Inc. He previously served on the board of the Independent Directors Council, a unit of the Investment Company Institute which serves the mutual fund independent director community.

James W. Kilman, Jr.

Mr. Kilman has substantial senior executive and investment banking management experience at firms within the investment management industry.  Mr. Kilman is currently a Senior Advisor to Burford Capital Limited, a global finance and investment management firm focusing on the law, and the Chief Executive Officer of KielStrand Capital LLC, a family office merchant bank that makes and manages investments and oversees philanthropic activities.  Previously, Mr. Kilman served as the Chief Financial Officer of Burford Capital Limited.  Mr. Kilman formerly was the Vice Chairman, Co-Head of Diversified Financials Coverage in the Financial Institutions Banking Group at Morgan Stanley & Co.  Prior to joining Morgan Stanley, Mr. Kilman was Managing Director in the Advisory Group within the Fixed Income Division’s Mortgage Department at Goldman Sachs & Co.  Mr. Kilman also held managerial and investment positions with ABN AMRO Inc. and PaineWebber Inc.

Clarence Otis, Jr.

Mr. Otis has substantial executive, financial, and board experience at publicly-traded and privately-held companies. Mr. Otis was the Chairman and Chief Executive Officer of Darden Restaurants, Inc., the world’s largest full-service restaurant company, and where he previously served in other senior positions at Darden Restaurants, including Chief Financial Officer and Executive Vice President. Mr. Otis is a director of VF Corporation, Verizon Communications, Inc., and The Travelers Companies.  He is a former director of the Federal Reserve Bank of Atlanta.

Maryanne L. Roepke

Ms. Roepke has substantial executive and compliance experience within the investment management industry.  She was a Senior Vice President and the Chief Compliance Officer of American Century Investments, Inc., where she worked for over 30 years. Ms. Roepke served on the board of the American Century SICAV, a mutual fund complex. She currently is a trustee of Rockhurst University. She is a former member of the Investment Company Institute’s Chief Compliance Officer Committee and Risk Management Advisory Committee.

Laurie J. Thomsen

Ms. Thomsen has substantial venture capital financing experience, as well as board experience at publicly-traded and privately-held companies.  Ms. Thomsen was a co-founding General Partner of Prism Venture Partners, a venture capital firm investing in healthcare and technology companies, and served as an Executive Partner of New Profit, Inc., a venture philanthropy firm.  Prior to that, she was a General Partner at Harbourvest Partners, a venture capital firm.  Ms. Thomsen is a director of The Travelers Companies, Inc. and Dycom Industries, Inc.

APPENDIX B - TRUSTEE COMPENSATION AND COMMITTEES

The Fund pays the Independent Trustees an annual fee plus a fee for each meeting attended. In addition, the Independent Trustees are reimbursed for their out-of-pocket expenses.

Trustee Compensation Table

	Name and Position
	Interested Trustees			Independent Trustees
Aggregate Compensation Paid by Fund	Robert J. Manning	Michael W. Roberge[1]	Robin A. Stelmach[2]	Steven E. Buller	John A. Caroselli	Maureen R. Goldfarb	Peter D. Jones	John P. Kavanaugh	James W. Kilman Jr.	Clarence Otis Jr.	Maryanne L. Roepke	Laurie J. Thomsen
MFS Alabama Municipal Bond Fund[3]	Not Applicable	Not Applicable	Not Applicable	$295	$293	$293	$291	$308	$291	$291	$294	$293
MFS Arkansas Municipal Bond Fund[3]	Not Applicable	Not Applicable	Not Applicable	$470	$467	$467	$462	$498	$464	$464	$469	$467
MFS California Municipal Bond Fund[3]	Not Applicable	Not Applicable	Not Applicable	$1,509	$1,498	$1,498	$1,480	$1,616	$1,485	$1,485	$1,503	$1,498
MFS Georgia Municipal Bond Fund[3]	Not Applicable	Not Applicable	Not Applicable	$459	$457	$457	$453	$481	$454	$454	$458	$457
MFS Maryland Municipal Bond Fund[3]	Not Applicable	Not Applicable	Not Applicable	$451	$449	$449	$446	$469	$447	$447	$450	$449
MFS Massachusetts Municipal Bond Fund[3]	Not Applicable	Not Applicable	Not Applicable	$921	$914	$914	$903	$989	$906	$906	$917	$914
MFS Mississippi Municipal Bond Fund[3]	Not Applicable	Not Applicable	Not Applicable	$301	$299	$299	$296	$318	$297	$297	$300	$299
MFS Municipal Income Fund[3]	Not Applicable	Not Applicable	Not Applicable	$5,109	$5,010	$5,010	$4,851	$6,043	$4,894	$4,894	$5,053	$5,010
MFS Municipal Intermediate Fund[4]	Not Applicable	Not Applicable	Not Applicable	$238	$238	$238	$238	$238	$238	$238	$238	$238
MFS New York Municipal Bond Fund[3]	Not Applicable	Not Applicable	Not Applicable	$885	$880	$880	$872	$935	$874	$874	$882	$880
MFS North Carolina Municipal Bond Fund[3]	Not Applicable	Not Applicable	Not Applicable	$968	$958	$958	$942	$1,059	$947	$947	$962	$958
MFS Pennsylvania Municipal Bond Fund[3]	Not Applicable	Not Applicable	Not Applicable	$474	$471	$471	$466	$504	$467	$467	$472	$471
MFS South Carolina Municipal Bond Fund[3]	Not Applicable	Not Applicable	Not Applicable	$883	$878	$878	$870	$929	$872	$872	$880	$878
MFS Tennessee Municipal Bond Fund[3]	Not Applicable	Not Applicable	Not Applicable	$448	$446	$446	$443	$464	$444	$444	$447	$446
MFS Virginia Municipal Bond Fund[3]	Not Applicable	Not Applicable	Not Applicable	$916	$909	$909	$898	$980	$901	$901	$912	$909
MFS West Virginia Municipal Bond Fund[3]	Not Applicable	Not Applicable	Not Applicable	$451	$449	$449	$446	$470	$447	$447	$450	$449
Retirement Benefits Accrued as Part of Fund Expense[3]	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Total Trustee Compensation Paid by Fund and Fund Complex[5]	Not Applicable	Not Applicable	Not Applicable	$411,561	$405,311	$405,311	$395,311	$470,311	$399,311	$399,311	$409,311	$405,311

1 Mr. Roberge became a Trustee of the Fund on January 1, 2021.

2 Ms. Stelmach retired as Trustee of the Fund on December 31, 2020.

3 For the fiscal year ended March 31, 2021.

4 Estimated amounts for the fiscal year ended March 31, 2022.

5 For the calendar year 2020 for 132 funds that paid Trustee compensation.

Committees

As of July 1, 2021, the Board has established the following Committees:

Name of Committee	Number of Meetings in Last Fiscal Year[1]	Functions	Current Members
AUDIT COMMITTEE	9

Oversees the accounting and auditing procedures of the Fund and, among other duties, considers the selection of the independent accountants for the Fund and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Fund and any audit or non-audit services such accountants provide to other MFS Funds, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable fund accounting matters by officers of the Fund and employees of the Fund’s investment adviser, administrator, principal underwriter, or any other provider of accounting-related services to the Fund. Reviews and evaluates the contractual arrangements of the Fund relating to custody and fund accounting services, and makes recommendations to the full Board on these matters.

			Buller*, Kilman, Jr.*, Otis, Jr.*, and Roepke*
COMPLIANCE COMMITTEE	5

Oversees the development and implementation of the Fund’s regulatory and fiduciary compliance policies, procedures, and practices under the 1940 Act, and other applicable laws, as well as oversight of compliance policies of the Fund’s investment adviser and certain other service providers as they relate to Fund activities. The Fund’s Chief Compliance Officer assists the Committee in carrying out its responsibilities.

			Goldfarb*, Jones*, Otis, Jr.*, and Roepke*
CONTRACTS REVIEW COMMITTEE	6

Requests, reviews, and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 that each Fund proposes to renew or continue, and to make its recommendations to the full Board on these matters.

			All Independent Trustees of the Board (Buller, Caroselli, Goldfarb, Jones, Kavanaugh, Kilman, Jr., Otis, Jr., Roepke, and Thomsen)
NOMINATION AND COMPENSATION COMMITTEE	3

Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for Trustee for consideration by the Committee may do so by writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding compensation for the Independent Trustees.

			All Independent Trustees of the Board (Buller, Caroselli, Goldfarb, Jones, Kavanaugh, Kilman, Jr., Otis, Jr., Roepke, and Thomsen)

Name of Committee	Number of Meetings in Last Fiscal Year[1]	Functions	Current Members
PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE	5

Oversees the policies, procedures, and practices of the Fund with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The Committee also oversees the lending of portfolio securities, the Trust’s borrowing and lending policies, and the administration of the Fund’s proxy voting policies and procedures by MFS. The Committee also oversees the policies, procedures, and practices of the Applicable Fund Service Providers with respect to the selection and oversight of the Fund’s counterparties in derivatives, repurchase and reverse repurchase agreements, and similar investment-related transactions. In addition, the Committee receives reports from MFS regarding the policies, procedures, and practices of MFS and its affiliates in connection with their marketing and distribution of shares of the Fund.

			All Independent Trustees of the Board (Buller, Caroselli, Goldfarb, Jones, Kavanaugh, Kilman, Jr., Otis, Jr., Roepke, and Thomsen)
PRICING COMMITTEE	5

Oversees the determination of the value of the portfolio securities and other assets held by the Fund and determines or causes to be determined the fair value of securities and assets for which market quotations are not “readily available” in accordance with the 1940 Act. The Committee delegates primary responsibility for carrying out these functions to MFS and MFS’ internal valuation committee pursuant to pricing policies and procedures approved by the Committee and adopted by the full Board. These policies include methodologies to be followed by MFS in determining the fair values of portfolio securities and other assets held by the Fund for which market quotations are not readily available, and the Committee approves and/or ratifies these fair values. The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess the quality of fair valuation and other pricing determinations made pursuant to the Fund’s pricing policies and procedures, and to review and assess the policies and procedures themselves. The Committee also exercises the responsibilities of the Board under the Policy for Compliance with Rule 2a-7 approved by the Board on behalf of each Fund which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act. The Committee also reviews and evaluates the contractual arrangements of service providers relating to the pricing and valuation of the Fund’s portfolio securities and other assets.

			Buller*, Caroselli*, Kilman, Jr.*, and Thomsen*
SERVICES CONTRACTS COMMITTEE	5

Reviews and evaluates the contractual arrangements of the Fund relating to transfer agency, sub-transfer agency, and administrative services, and makes recommendations to the full Board on these matters.

			Caroselli*, Goldfarb*, Jones*, and Thomsen*

1                   For the fiscal year ended March 31, 2021.

*                 Independent Trustees.  Although Mr. Kavanaugh is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Board.

APPENDIX C - SHARE OWNERSHIP

Ownership By Trustees and Officers

As of July 1, 2021, the Trustees and Officers of the Trust as a group owned of record less than 1% of any class of the Fund’s shares. The Board has adopted a policy requiring that each Independent Trustee shall have invested on an aggregate basis, within two years of membership on the Board, an amount equal to his or her prior calendar year’s base retainer and meeting attendance fees in shares of the MFS Funds.

The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in the MFS Funds, as of December 31, 2020.

The following dollar ranges apply:

N.  None

A.  $1 – $10,000

B.  $10,001 – $50,000

C.  $50,001 – $100,000

D.  Over $100,000

Name and Position	Dollar Range of Equity Securities in MFS Alabama Municipal Bond Fund	Dollar Range of Equity Securities in MFS Arkansas Municipal Bond Fund	Dollar Range of Equity Securities in MFS California Municipal Bond Fund	Dollar Range of Equity Securities in MFS Georgia Municipal Bond Fund
Interested Trustees
Robert J. Manning	N	N	N	N
Michael W. Roberge[1]	N	N	N	N

Independent Trustees
Steven E. Buller	N	N	N	N
John A. Caroselli	N	N	N	N
Maureen R. Goldfarb	N	N	N	N
Peter D. Jones	N	N	N	N
John P. Kavanaugh	N	N	N	N
Clarence Otis, Jr.	N	N	N	N
James W. Kilman, Jr.	N	N	N	N
Maryanne L. Roepke	N	N	N	N
Laurie J. Thomsen	N	N	N	N

Name and Position	Dollar Range of Equity Securities in MFS Maryland Municipal Bond Fund	Dollar Range of Equity Securities in MFS Massachusetts Municipal Bond Fund	Dollar Range of Equity Securities in MFS Mississippi Municipal Bond Fund	Dollar Range of Equity Securities in MFS Municipal Income Fund
Interested Trustees
Robert J. Manning	N	N	N	N
Michael W. Roberge[1]	N	N	N	N

Independent Trustees
Steven E. Buller	N	N	N	N
John A. Caroselli	N	N	N	N
Maureen R. Goldfarb	N	N	N	N
Peter D. Jones	N	N	N	N
John P. Kavanaugh	N	B	N	N
James W. Kilman, Jr.	N	N	N	B
Clarence Otis, Jr.	N	N	N	N
Maryanne L. Roepke	N	N	N	N
Laurie J. Thomsen	N	N	N	N

Name and Position	Dollar Range of Equity Securities in MFS Municipal Intermediate Fund[2]	Dollar Range of Equity Securities in MFS New York Municipal Bond Fund	Dollar Range of Equity Securities in MFS North Carolina Municipal Bond Fund	Dollar Range of Equity Securities in MFS Pennsylvania Municipal Bond Fund
Interested Trustees
Robert J. Manning	N	N	N	N
Michael W. Roberge[1]	N	N	N	N

Independent Trustees
Steven E. Buller	N	N	N	N
John A. Caroselli	N	N	N	N
Maureen R. Goldfarb	N	N	N	N
Peter D. Jones	N	N	N	N
John P. Kavanaugh	N	N	N	N
James W. Kilman, Jr.	N	B	N	N
Clarence Otis, Jr.	N	N	N	N
Maryanne L. Roepke	N	N	N	N
Laurie J. Thomsen	N	N	N	N

Name and Position	Dollar Range of Equity Securities in MFS South Carolina Bond Fund	Dollar Range of Equity Securities in MFS Tennessee Municipal Bond Fund	Dollar Range of Equity Securities in MFS Virginia Municipal Bond Fund	Dollar Range of Equity Securities in MFS West Virginia Municipal Bond Fund
Interested Trustees
Robert J. Manning	N	N	N	N
Michael W. Roberge[1]	N	N	N	N

Independent Trustees
Steven E. Buller	N	N	N	N
John A. Caroselli	N	N	N	N
Maureen R. Goldfarb	N	N	N	N
Peter D. Jones	N	N	N	N
John P. Kavanaugh	N	N	N	N
James W. Kilman, Jr.	N	N	N	N
Clarence Otis, Jr.	N	N	N	N
Maryanne L. Roepke	N	N	N	N
Laurie J. Thomsen	N	N	N	N

Name and Position	Aggregate Dollar Range of Equity Securities in All MFS Funds Overseen by Trustee
Interested Trustees
Robert J. Manning	D
Michael W. Roberge[1]	D

Independent Trustees	D
Steven E. Buller	D
John A. Caroselli	D
Maureen R. Goldfarb	D
Peter D. Jones	D
John P. Kavanaugh	D
James W. Kilman, Jr.	D
Clarence Otis, Jr.	D
Maryanne L. Roepke	D
Laurie J. Thomsen	D

1                   Mr. Roberge became a Trustee of the Fund on January 1, 2021.

2                   Shares of the MFS Municipal Intermediate Fund had not been offered for sale as of December 31, 2020.

25% or Greater Ownership of the Fund

The following table identifies those investors who own 25% or more of the Fund’s voting shares as of July 1, 2021. Shareholders who own 25% or more of the Fund’s shares may have a significant impact on any shareholder vote of the Fund.

FUND NAME	PERCENTAGE FUND OWNERSHIP	NAME AND ADDRESS of INVESTOR
MFS ALABAMA MUNICIPAL BOND FUND	None	None

MFS ARKANSAS MUNICIPAL BOND FUND	None	None

MFS CALIFORNIA MUNICIPAL BOND FUND	None	None

MFS GEORGIA MUNICIPAL BOND FUND	None	None

MFS MARYLAND MUNICIPAL BOND FUND	None	None

MFS MASSACHUSETTS MUNICIPAL BOND FUND	None	None

MFS MISSISSIPPI MUNICIPAL BOND FUND	None	None

MFS MUNICIPAL INCOME FUND	None	None

MFS MUNICIPAL INTERMEDIATE FUND	None	None

MFS NEW YORK MUNICIPAL BOND FUND	None	None

MFS NORTH CAROLINA MUNICIPAL BOND FUND	None	None

MFS PENNSYLVANIA MUNICIPAL BOND FUND	None	None

MFS SOUTH CAROLINA MUNICIPAL BOND FUND	None	None

MFS TENNESSEE MUNICIPAL BOND FUND	None	None

MFS VIRGINIA MUNICIPAL BOND FUND	None	None

MFS WEST VIRGINIA MUNICIPAL BOND FUND	None	None

5% or Greater Ownership of Share Class

The following table identifies those investors who own of record or are known by a Fund to own beneficially 5% or more of any class of a Fund’s outstanding shares as of July 1, 2021.

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS ALABAMA MUNICIPAL BOND FUND
CLASS A	49.76	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	9.27	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	6.64	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102
	6.11	UBS WM USA	1000 HARBOR BLVD FL 6	WEEHAWKEN NJ 07086-6761
	5.99	MORGAN STANLEY SMITH BARNEY	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901

MFS ALABAMA MUNICIPAL BOND FUND
CLASS B	72.26	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	27.22	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091

MFS ALABAMA MUNICIPAL BOND FUND
CLASS I	28.01	MORGAN STANLEY SMITH BARNEY	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
	24.15	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	18.63	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	15.10	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102
	6.78	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995

MFS ALABAMA MUNICIPAL BOND FUND
CLASS R6	98.69	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710

MFS ARKANSAS MUNICIPAL BOND FUND
CLASS A	45.65	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	14.57	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	7.54	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	5.75	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	5.11	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995

MFS ARKANSAS MUNICIPAL BOND FUND
CLASS B	39.88	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	25.03	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102
	19.82	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	7.76	UBS WM USA	1000 HARBOR BLVD FL 6	WEEHAWKEN NJ 07086-6761

MFS ARKANSAS MUNICIPAL BOND FUND
CLASS I	45.26	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	13.39	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	11.80	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	6.60	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102
	5.36	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484

MFS ARKANSAS MUNICIPAL BOND FUND
CLASS R6	98.77	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710

MFS CALIFORNIA MUNICIPAL BOND FUND
CLASS A	40.87	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	8.92	WELLS FARGO CLEARING SERVICES	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	8.20	UBS WM USA	1000 HARBOR BLVD FL 6	WEEHAWKEN NJ 07086-6761
	8.19	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	5.07	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002

MFS CALIFORNIA MUNICIPAL BOND FUND
CLASS B	39.45	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	16.27	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	13.58	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	7.14	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	6.03	DAVID NEYLAN & TAMARA NEYLAN	16046 CAYENNE CREEK RD	SAN DIEGO CA 92127-3704
	5.97	MORGAN STANLEY SMITH BARNEY	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901

MFS CALIFORNIA MUNICIPAL BOND FUND
CLASS C	31.65	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	14.93	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	11.55	MORGAN STANLEY SMITH BARNEY	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
	7.37	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	6.19	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	5.34	UBS WM USA	1000 HARBOR BLVD FL 6	WEEHAWKEN NJ 07086-6761

MFS CALIFORNIA MUNICIPAL BOND FUND
CLASS I	25.35	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	21.33	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	11.76	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	10.76	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102
	8.88	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	5.78	MORGAN STANLEY SMITH BARNEY	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
	5.16	UBS WM USA	1000 HARBOR BLVD FL 6	WEEHAWKEN NJ 07086-6761

MFS CALIFORNIA MUNICIPAL BOND FUND
CLASS R6	98.89	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710

MFS GEORGIA MUNICIPAL BOND FUND
CLASS A	72.87	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	5.69	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484

MFS GEORGIA MUNICIPAL BOND FUND
CLASS B	48.90	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	19.57	PHILLIP L JACKSON	6094 SINGLETREE LN	WILLIAMSBURG MI 49690-8909
	15.87	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	11.28	TAMMY L MINTON	139 E 143RD AVE	TAMPA FL 33613-2102
	30.84	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632

MFS GEORGIA MUNICIPAL BOND FUND
CLASS I	25.23	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	14.86	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	14.37	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102
	8.65	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	8.22	UBS WM USA	1000 HARBOR BLVD FL 6	WEEHAWKEN NJ 07086-6761

MFS GEORGIA MUNICIPAL BOND FUND
CLASS R6	99.71	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710

MFS MARYLAND MUNICIPAL BOND FUND
CLASS A	35.70	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	14.71	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	7.04	MORGAN STANLEY SMITH BARNEY	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901

	6.74	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	5.96	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	5.65	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NY 07399-0002

MFS MARYLAND MUNICIPAL BOND FUND
CLASS B	47.36	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	16.39	DONALD F MUNSON	117 W MAGNOLIA AVE	HAGERSTOWN MD 21742-3348
	15.71	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	5.83	STEVEN R STOUFFER	21664 NATIONAL PIKE	BOONSBORO MD 21713-1637

MFS MARYLAND MUNICIPAL BOND FUND
CLASS I	26.68	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	21.84	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	8.26	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	6.40	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102
	5.97	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	5.19	MORGAN STANLEY SMITH BARNEY	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901

MFS MARYLAND MUNICIPAL BOND FUND
CLASS R6	98.27	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710

MFS MASSACHUSETTS MUNICIPAL BOND FUND
CLASS A	26.91	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	19.17	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	6.86	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	5.81	MORGAN STANLEY SMITH BARNEY	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
	5.42	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	5.30	USB WM USA	1000 HARBOR BLVD FL 6	WEEHAWKEN NJ 07086-6761

MFS MASSACHUSETTS MUNICIPAL BOND FUND
CLASS B	16.93	RBC CAPITAL MARKETS LLC	510 MARQUETTE AVE S	MINNEAPOLIS MN 55402-1110
	16.63	MILADEEN WYMAN	1607 HARTSVILLE NEW MARLBORO RD	NEW MARLBOROUGH MA 01230-2078
	15.45	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	10.51	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	7.42	CHARLES SCHWAB & CO INC	211 MAIN STREET	SAN FRANCISCO CA 94105-1905
	6.02	JON D CLEMENS	21 NORTHERN AVE	NORTHAMPTON MA 01060-2309
	6.01	TODD A CLEMONS	33 WALKER AVENUE EXT	MILFORD MA 01757-2441

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	5.15	SARAH D GARLAND-HOCH	214 MONUMENT ST	CONCORD MA 01742-1809

MFS MASSACHUSETTS MUNICIPAL BOND FUND
CLASS I	26.60	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	14.71	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	12.31	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	10.61	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	6.40	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	5.79	STEVEN R GORHAM & DOROTHY L GORHAM	111 HUNTINGTON AVE	BOSTON MA 02199-7632

MFS MASSACHUSETTS MUNICIPAL BOND FUND
CLASS R6	98.74	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710

MFS MISSISSIPPI MUNICIPAL BOND FUND
CLASS A	52.84	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	9.18	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102
	7.63	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	6.11	MORGAN STANLEY SMITH BARNEY	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901

MFS MISSISSIPPI MUNICIPAL BOND FUND
CLASS B	79.66	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	18.92	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002

MFS MISSISSIPPI MUNICIPAL BOND FUND
CLASS I	37.58	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102
	15.03	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	10.18	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	7.56	UBS WM USA	1000 HARBOR BLVD FL 6	WEEHAWKEN NJ 07086-6761
	7.36	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS MISSISSIPPI MUNICIPAL BOND FUND
CLASS R6	97.42	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710

MFS MUNICIPAL INCOME FUND
CLASS A	42.85	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	38.29	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995

MFS MUNICIPAL INCOME FUND
CLASS A1	9.14	CHARLES SCHWAB & CO INC	211 MAIN STREET	SAN FRANCISCO CA 94105-1905
	8.74	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	8.31	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	7.79	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	6.47	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	6.06	MORGAN STANLEY SMITH BARNEY	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
	5.07	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102

MFS MUNICIPAL INCOME FUND
CLASS B	14.83	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102
	13.56	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	12.13	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	5.85	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	6.01	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632

MFS MUNICIPAL INCOME FUND
CLASS B1	61.62	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632
	27.90	MARY L O DORNE	350 CALLOWAY DR UNIT 214A	BAKERSFIELD CA 93312-2994
	6.21	ALLEN W WHIRLEY	706 NW 9TH ST	GRAND RAPIDS MN 55744-2336

MFS MUNICIPAL INCOME FUND
CLASS C	33.39	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	10.05	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	8.93	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	8.85	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	8.48	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484

MFS MUNICIPAL INCOME FUND
CLASS I	24.79	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	18.47	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	15.72	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	15.18	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	5.85	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091

MFS MUNICIPAL INCOME FUND
CLASS R6	95.09	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710

MFS MUNICIPAL INTERMEDIATE FUND
CLASS A	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632

MFS MUNICIPAL INTERMEDIATE FUND
CLASS C	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632

MFS MUNICIPAL INTERMEDIATE FUND
CLASS I	88.82	WILLIAM J ADAMS & MARGARET M ADAMS	111 HUNTINGTON AVE	BOSTON MA 02199-7632

	11.18	MASSCAHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632

MFS MUNICIPAL INTERMEDIATE FUND
CLASS R6	100.00	MASSCAHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632

MFS NEW YORK MUNICIPAL BOND FUND
CLASS A	16.50	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	13.18	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	11.25	J P MORGAN SECURITIES LLC	4 CHASE METROTECH CTR	BROOKLYN NY 11245-0003
	11.17	MERRILL LYNCH PIERCE FENNBER & SMITH LLC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	9.27	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	8.31	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	6.83	MORGAN STANLEY SMITH BARNEY	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
	6.27	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995

MFS NEW YORK MUNICIPAL BOND FUND
CLASS B	11.32	CHANDRU MALKANI & JAYASHRI MALKANI	4 HICKORY LN	POUGHKEEPSIE NY 12603-3739
	9.56	CHARLES SCHWAB & CO INC	211 MAIN STREET	SAN FRANCISCO CA 94105-1905
	8.87	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	6.85	WENDY BERGER	46 MARY AVE	POUGHKEEPSIE NY 12603-1418
	6.32	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	6.27	JOHN J MARKETT JR & MARY B MARKETT	27 ANTOINETTE DR	POUGHKEEPSIE NY 12601-5507
	5.80	MORGAN STANLEY SMITH BARNEY	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
	5.35	MAGDALENA RODRIGUEZ & MIGUEL RODRIGUEZ	2816 34TH ST APT 3B	ASTORIA NY 11103-5013
	5.09	SUSANNE L ENRIGHT	792 WINIFRED DR	WEBSTER NY 14580-2524
	5.01	ROSEMARY M JONES & GERALD I JONES	37 FENTON PL	LYNBROOK NY 11563-4210

MFS NEW YORK MUNICIPAL BOND FUND
CLASS C	15.47	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	13.01	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	12.52	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102
	11.00	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	8.22	J P MORGAN SECURITIES LLC	4 CHASE METROTECH CTR	BROOKLYN NY 11245-0003
	7.48	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	7.25	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS NEW YORK MUNICIPAL BOND FUND
CLASS I	48.37	MAC & CO	PO BOX 3198	PITTSBURGH PA 15230-3198
	10.62	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	7.94	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	7.19	LPL FINANCIAL	4704 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	7.05	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	6.85	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995

MFS NEW YORK MUNICIPAL BOND FUND
CLASS R6	98.89	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710

MFS NORTH CAROLINA MUNICIPAL BOND FUND
CLASS A	45.76	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	12.97	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	9.49	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	6.01	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002

MFS NORTH CAROLINA MUNICIPAL BOND FUND
CLASS B	25.84	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	25.06	MORGAN STANLEY SMITH BARNEY	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
	20.91	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	10.11	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	8.46	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	5.06	JERRY W MOOREFIELD	2964 SHEPPARD MILL RD	SANDY RIDGE NC 27046-7036
	5.06	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632

MFS NORTH CAROLINA MUNICIPAL BOND FUND
CLASS C	29.76	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	19.49	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	15.97	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	8.23	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	5.80	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102
	5.19	MORGAN STANLEY SMITH BARNEY	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901

MFS NORTH CAROLINA MUNICIPAL BOND FUND
CLASS I	20.49	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	15.56	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	13.53	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102
	8.39	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	7.31	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	7.30	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	7.07	CHARLES SCHWAB & CO INC	211 MAIN STREET	SAN FRANCISCO CA 94105-1905

MFS NORTH CAROLINA MUNICIPAL BOND FUND
CLASS R6	95.60	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710

MFS PENNSYLVANIA MUNICIPAL BOND FUND
CLASS A	30.64	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	14.82	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	8.79	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	6.60	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	5.89	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	5.52	CHARLES SCHWAB & CO INC	211 MAIN STREET	SAN FRANCISCO CA 94105-1905

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS PENNSYLVANIA MUNICIPAL BOND FUND
CLASS B	37.66	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	18.46	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	9.17	MORGAN STANLEY SMITH BARNEY	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
	6.65	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995

MFS PENNSYLVANIA MUNICIPAL BOND FUND
CLASS I	27.97	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	15.78	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	15.64	MERRILL LYNCH PIERCE FENNER & SMITH	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	14.94	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	6.00	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102
	5.22	CHARLES SCHWAB & CO INC	211 MAIN STREET	SAN FRANCISCO CA 94105-1905

MFS PENNSYLVANIA MUNICIPAL BOND FUND
CLASS R6	58.57	MARIL & CO FBO RELIANCE TRUST COMPANY	4900 WEST BROWN DEER RD	MILWAUKEE WI 53223-2422
	41.08	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710

MFS SOUTH CAROLINA MUNICIPAL BOND FUND
CLASS A	54.09	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	7.18	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	6.66	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102
	6.36	MORGAN STANLEY SMITH BARNEY	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
	5.60	WELLS FARGO CLEARING SERVICES	2801 MARKET ST	SAINT LOUIS MO 63103-2523

MFS SOUTH CAROLINA MUNICIPAL BOND FUND
CLASS B	40.79	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	28.49	MORGAN STANLEY SMITH BARNEY	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	10.67	WILLIAM E MCLEAN	28 BRISBANE DR	CHARLESTON SC 29407-3419
	7.21	PHILLIP L JACKSON	6094 SINGLETREE LN	WILLIAMSBURG MI 49690-8909
	7.02	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	7.21	MFS HERITAGE TRUST COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632

MFS SOUTH CAROLINA MUNICIPAL BOND FUND
CLASS I	17.59	MORGAN STANLEY SMITH BARNEY	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
	16.28	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	15.90	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	14.52	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	7.73	MERRILL LYNCH PIERCE FENNER & SMITH	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	5.94	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102

MFS SOUTH CAROLINA MUNICIPAL BOND FUND
CLASS R6	97.37	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710

MFS TENNESSEE MUNICIPAL BOND FUND
CLASS A	44.61	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	8.74	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	8.11	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102
	7.50	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	5.32	CHARLES SCHWAB	211 MAIN STREET	SAN FRANCISCO CA 94105-1905
	5.01	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002

MFS TENNESSEE MUNICIPAL BOND FUND
CLASS B	42.44	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	34.27	FAYE M OWEN & LONNIE P OWEN	2333 GEORGE R JAMES	EADS TN 38028-9430
	23.29	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995

MFS TENNESSEE MUNICIPAL BOND FUND
CLASS I	36.47	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	22.19	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	10.52	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	9.54	UBS WM USA	1000 HARBOR BLVD FL 6	WEEHAWKEN NJ 07086-6761

	6.44	MORGAN STANLEY SMITH BARNEY	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
	5.55	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102

MFS TENNESSEE MUNICIPAL BOND FUND
CLASS R6	93.91	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710

MFS VIRGINIA MUNICIPAL BOND FUND
CLASS A	23.60	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	15.90	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	9.89	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	8.29	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	7.92	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	7.01	CHARLES SCHWAB & CO INC	211 MAIN STREET	SAN FRANCISCO CA 94105-1905
	6.35	MORGAN STANLEY SMITH BARNEY	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
	5.01	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102

MFS VIRGINIA MUNICIPAL BOND FUND
CLASS B	33.07	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	29.57	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	12.21	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	10.84	MORGAN STANLEY SMITH BARNEY	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901
	6.81	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002

MFS VIRGINIA MUNICIPAL BOND FUND
CLASS C	30.48	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	22.88	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	11.03	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	9.20	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102
	7.08	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	5.46	MORGAN STANLEY SMITH BARNEY	1 NEW YORK PLAZA FL 12	NEW YORK NY 10004-1901

MFS VIRGINIA MUNICIPAL BOND FUND
CLASS I	24.58	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	23.38	AMERICAN ENTERPRISE INVESTMENT	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	12.57	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	8.91	WELLS FARGO CLEARING SERVICES LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523

MFS VIRGINIA MUNICIPAL BOND FUND
CLASS R6	98.03	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710

MFS WEST VIRGINIA MUNICIPAL BOND FUND
CLASS A	30.12	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	29.30	WELLS FARGO CLEARING SERVICES	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	12.03	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	6.01	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102

MFS WEST VIRGINIA MUNICIPAL BOND FUND
CLASS B	35.58	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	35.57	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	24.29	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091

MFS WEST VIRGINIA MUNICIPAL BOND FUND
CLASS I	18.77	HOSSEIN YASSINI-FARD	1315 NATIONAL RD APT 304	WHEELING WV 26003-7522
	16.90	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	9.53	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	8.80	MERRILL LYNCH PIERCE FENNER & SMITH CO	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	7.93	RBC CAPITAL MARKETS LLC	510 MARQUETTE AVE S	MINNEAPOLIS MN 55402-1110
	5.45	FIFTH THIRD BANK	38 FOUNTAIN SQUARE PLZ	CINCINATTI OH 45202-3191

MFS WEST VIRGINIA MUNICIPAL BOND FUND
CLASS R6	94.16	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3710
	5.84	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7632

APPENDIX D - PORTFOLIO MANAGER(S)

Compensation

MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process.  Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation.  In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees.  MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually.  In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process.  As of December 31, 2020, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon.  The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, ten-, five-, and three-year periods.  For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm.  Emphasis is generally placed on longer performance periods when multiple performance periods are available.  Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2020, the following benchmarks were used to measure the following portfolio managers’ performance for the following Funds, unless otherwise indicated:

Fund	Portfolio Manager	Benchmark(s)
MFS Alabama Municipal Bond Fund	Michael Dawson	Bloomberg Barclays Municipal Bond Index Lipper Other States Municipal Debt Funds Morningstar US Fund Municipal Single State Long Funds

MFS Arkansas Municipal Bond Fund	Michael Dawson	Bloomberg Barclays Municipal Bond Index Lipper Other States Municipal Debt Funds Morningstar US Fund Municipal Single State Long Funds

MFS California Municipal Bond Fund	Michael Dawson	Bloomberg Barclays Municipal Bond Index Lipper California Municipal Funds Morningstar US Fund Municipal California Long Funds

MFS Georgia Municipal Bond Fund	Michael Dawson	Bloomberg Barclays Municipal Bond Index Lipper Other States Municipal Debt Funds Morningstar US Fund Municipal Single State Long Funds

MFS Maryland Municipal Bond Fund	Michael Dawson	Bloomberg Barclays Municipal Bond Index Lipper Maryland Municipal Funds Morningstar US Fund Municipal Single State Long Funds

MFS Massachusetts Municipal Bond Fund	Michael Dawson	Bloomberg Barclays Municipal Bond Index Lipper Massachusetts Municipal Funds Morningstar US Fund Municipal Massachusetts Long Funds

MFS Mississippi Municipal Bond Fund	Michael Dawson	Bloomberg Barclays Municipal Bond Index Lipper Other States Municipal Debt Funds Morningstar US Fund Municipal Single State Long Funds

MFS Municipal Income Fund	Jason Kosty	Bloomberg Barclays Municipal Bond Index Lipper General Municipal Funds Morningstar US Fund Municipal National Long Funds
	Geoffrey Schechter	Bloomberg Barclays Municipal Bond Index Lipper General Municipal Funds Morningstar US Fund Municipal National Long Funds

MFS Municipal Intermediate Fund[1]	Jason Kosty	Bloomberg Barclays Municipal 1-15 Year Index
	Geoffrey Schechter	Bloomberg Barclays Municipal 1-15 Year Index

MFS New York Municipal Bond Fund	Michael Dawson	Bloomberg Barclays Municipal Bond Index Lipper New York Municipal Funds Morningstar US Fund Municipal New York Long Funds

MFS North Carolina Municipal Bond Fund	Michael Dawson	Bloomberg Barclays Municipal Bond Index Lipper Other States Municipal Debt Funds Morningstar US Fund Municipal Single State Long Funds

MFS Pennsylvania Municipal Bond Fund	Michael Dawson	Bloomberg Barclays Municipal Bond Index Lipper Pennsylvania Municipal Funds Morningstar US Fund Municipal Pennsylvania Long Funds

MFS South Carolina Municipal Bond Fund	Michael Dawson	Bloomberg Barclays Municipal Bond Index Lipper Other States Municipal Debt Funds Morningstar US Fund Municipal Single State Long Funds

MFS Tennessee Municipal Bond Fund	Michael Dawson	Bloomberg Barclays Municipal Bond Index Lipper Other States Municipal Debt Funds

MFS Virginia Municipal Bond Fund	Michael Dawson	Bloomberg Barclays Municipal Bond Index Lipper Virginia Municipal Funds Morningstar US Fund Municipal Single State Long Funds

MFS West Virginia Municipal Bond Fund	Michael Dawson	Bloomberg Barclays Municipal Bond Index Lipper Other States Municipal Debt Funds Morningstar US Fund Municipal Single State Long Funds

1 Information is as of May 18, 2021.

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award.  A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates.  During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) (including the value of any deferred cash award which is based on the performance of the Fund) as of the Fund’s fiscal year ended March 31, 2021, unless otherwise indicated. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Fund	Portfolio Manager	Dollar Range of Equity Securities in the Fund
MFS Alabama Municipal Bond Fund	Michael Dawson	N

MFS Arkansas Municipal Bond Fund	Michael Dawson	N

MFS California Municipal Bond Fund	Michael Dawson	N

MFS Georgia Municipal Bond Fund	Michael Dawson	N

MFS Maryland Municipal Bond Fund	Michael Dawson	N

MFS Massachusetts Municipal Bond Fund	Michael Dawson	D

MFS Mississippi Municipal Bond Fund	Michael Dawson	N

MFS Municipal Income Fund	Jason Kosty	D
	Geoffrey Schechter	F

MFS Municipal Intermediate Fund	Jason Kosty[1]	N
	Geoffrey Schechter[1]	N

MFS New York Municipal Bond Fund	Michael Dawson	N

MFS North Carolina Municipal Bond Fund	Michael Dawson	N

MFS Pennsylvania Municipal Bond Fund	Michael Dawson	N

MFS South Carolina Municipal Bond Fund	Michael Dawson	N

MFS Tennessee Municipal Bond Fund	Michael Dawson	N

Fund	Portfolio Manager	Dollar Range of Equity Securities in the Fund
MFS Virginia Municipal Bond Fund	Michael Dawson	N

MFS West Virginia Municipal Bond Fund	Michael Dawson	N

1  As of April 13, 2021, no portfolio manager owned shares of MFS Municipal Intermediate Fund because the Fund had not yet commenced operations.

Other Accounts

In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or sub-advised by MFS or an affiliate.  Wholly-owned subsidiaries of registered investment companies are not considered separate accounts for purposes of number of accounts and total assets managed.  The number and assets of these accounts were as follows as of the Fund’s fiscal year ended March 31, 2021, unless otherwise indicated:

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets

MFS Alabama Municipal Bond Fund	Michael Dawson	Registered Investment Companies[1]	16	$7.0 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

MFS Arkansas Municipal Bond Fund	Michael Dawson	Registered Investment Companies[1]	16	$7.0 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

MFS California Municipal Bond Fund	Michael Dawson	Registered Investment Companies[1]	16	$7.0 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

MFS Georgia Municipal Bond Fund	Michael Dawson	Registered Investment Companies[1]	16	$7.0 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

MFS Maryland Municipal Bond Fund	Michael Dawson	Registered Investment Companies[1]	16	$7.0 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

MFS Massachusetts Municipal Bond Fund	Michael Dawson	Registered Investment Companies[1]	16	$7.0 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

MFS Mississippi Municipal Bond Fund	Michael Dawson	Registered Investment Companies[1]	16	$7.0 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

MFS Municipal Income Fund	Geoffrey Schechter	Registered Investment Companies[1]	14	$26.0 billion
		Other Pooled Investment Vehicles	4	$834.8 million
		Other Accounts	1	$261.8 million
	Jason Kosty	Registered Investment Companies[1]	6	$16.0 billion
		Other Pooled Investment Vehicles	1	$136.0 million
		Other Accounts	1	$261.8 million

MFS Municipal Intermediate Fund	Geoffrey Schechter[2]	Registered Investment Companies[1]	15	$26.8 billion
	(Become a Portfolio Manager of the Fund on May 18, 2021)	Other Pooled Investment Vehicles	4	$854.4 million

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets
		Other Accounts	1	$265.3 million
	Jason Kosty[2]	Registered Investment Companies[1]	7	$16.6 billion

	(Become a Portfolio Manager of the Fund on May 18, 2021)	Other Pooled Investment Vehicles	1	$138.8 million
		Other Accounts	1	$265.3 million

MFS New York Municipal Bond Fund	Michael Dawson	Registered Investment Companies[1]	16	$7.0 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

MFS North Carolina Municipal Bond Fund	Michael Dawson	Registered Investment Companies[1]	16	$7.0 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

MFS Pennsylvania Municipal Bond Fund	Michael Dawson	Registered Investment Companies[1]	16	$7.0 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

MFS South Carolina Municipal Bond Fund	Michael Dawson	Registered Investment Companies[1]	16	$7.0 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

MFS Tennessee Municipal Bond Fund	Michael Dawson	Registered Investment Companies[1]	16	$7.0 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

MFS Virginia Municipal Bond Fund	Michael Dawson	Registered Investment Companies[1]	16	$7.0 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

MFS West Virginia Municipal Bond Fund	Michael Dawson	Registered Investment Companies[1]	16	$7.0 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

1 Includes the Fund.

2 Information is as of May 18, 2021.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including proprietary accounts) with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries.  A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments.  Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed.  The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS and/or its affiliates own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

APPENDIX E - PROXY VOTING POLICIES AND PROCEDURES

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2021

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”).  References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.                                    Voting Guidelines;

B.                                    Administrative Procedures;

C.                                    Records Retention; and

D.                                    Reports.

A.            VOTING GUIDELINES

1.                                      General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies.  Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal.  Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal.  In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

While MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. One reason why MFS may vote differently is if MFS has received explicit voting instructions to vote differently from a client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients.  These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS’ sole judgment.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients.  If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients.  The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.              MFS’ Policy on Specific Issues

Election of Directors at U.S. Issuers

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors.  While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.” Likewise, we will evaluate nominees for a board of a U.S. issuer with a lead independent director whose overall tenure on the board exceeds twenty (20) years on a case-by-case basis.

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications.  In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from  shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives;  or (5) there are governance concerns with a director or issuer.

MFS also believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS will generally vote against the chair of the nominating and governance committee or equivalent position at any U.S. company whose board is comprised of less than 15% female directors.  MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS’ final voting decision.  Because we believe that a board with diverse perspectives is a foundation for good governance, we may increase the minimum percentage of gender diverse directors on company boards and/or expand our policy to consider factors beyond gender to enhance diverse perspectives of the board, including race, ethnicity or geographical location.

MFS believes that the size of the board can have an effect on the board’s ability to function efficiently. While MFS evaluates board size on a case-by-case basis, we will typically vote against the chair of the nominating and governance committee in instances where the size of the board is greater than sixteen (16) members.

For a director who is not a CEO of a public company, MFS will vote against a nominee who serves on more than four (4) public company boards in total. For a director who is also a CEO of a public company, MFS will vote against a nominee who serves on more than two (2) public company boards in total. MFS may consider exceptions to this policy if: (i) the company has disclosed the director’s plans to step down from the number of public company boards exceeding four (4) or two (2), as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law). With respect to a director who serves as a CEO of a public company, MFS will support his or her re-election to the board of the company for which he or she serves as CEO.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e., a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.

MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis.  In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.  However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives.  However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives.

Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g., single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an issuer’s executive compensation practices if MFS determines that such practices are excessive or include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company’s shareholders.  MFS will vote in favor of executive compensation practices if MFS has not determined that these practices are excessive or that the practices include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company’s shareholders. Examples of excessive executive compensation practices or poorly aligned incentives may include, but are not limited to, a pay-for-performance disconnect, a set of incentive metrics or a compensation plan structure that MFS believes may lead to a future pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, significant perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees.  MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds.  MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders.  These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” on a case-by-case basis, MFS generally votes against such anti-takeover devices.  MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.”  MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Proxy Contests

From time to time, a shareholder may express alternative points of view in terms of a company’s strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a “Proxy Contest”). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure.  MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock.  Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 10-15% as described above), MFS generally votes against the plan.  In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis.  Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting.  In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company.  Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company.  MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor.  MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders.  For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis.  As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading.

MFS typically supports proposals for an independent board chairperson if there is not an appropriate and effective counter-balancing leadership structure in place (e.g., a strong, independent lead director with an appropriate level of powers and duties). Where there is a strong, independent lead director, we will evaluate such proposals on a case-by-case basis. For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments.  However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders.  Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues.  Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Global Issuers (ex-U.S.)

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded; (4) since the last annual meeting, the board has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; or (5) there are performance and/or governance concerns with a director or issuer. In such circumstances, we may vote against director nominee(s).

Because MFS believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance, MFS will generally vote against the chair of the nominating and governance committee or equivalent position at any Canadian, European or Australian company whose board is comprised of less than 15% female directors.  MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS’ final voting decision.  While MFS’ guideline currently pertains to Canadian, European and Australian companies (as well as U.S. companies), we generally believe greater female representation on boards is needed globally. As a result, we may expand our policy to other markets to reinforce this expectation. Because we believe that a board with diverse perspectives is a foundation for good governance, we may increase the minimum percentage of gender diverse directors on company boards and/or expand our policy to consider factors beyond gender to enhance diverse perspectives of the board including race, ethnicity or geographical location.

Also, certain markets have adopted best practice guidelines relating to corporate governance matters (e.g., the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. While we incorporate market best practice guidelines and local corporate governance codes into our decision making for certain issuers, we may apply additional standards than those promulgated in a local market if we believe such approach will advance market best practices. Specifically, in the Japanese market we will generally vote against certain director nominees where the board is not comprised of at least one-third independent directors as determined by MFS in its sole discretion. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on proxies involve repetitive, non-controversial matters that are mandated by local law.   Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for  issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”).  Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company.  While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date.  Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent).  Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time.  For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items.  Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

Mergers, Acquisitions & Other Special Transactions

MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis.

B.                                    ADMINISTRATIVE PROCEDURES

1.              MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team.  The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales.  The MFS Proxy Voting Committee:

a.              Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.              Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);

c.               Considers special proxy issues as they may arise from time to time; and

d.              Determines engagement priorities and strategies with respect to MFS’ proxy voting activities

2.              Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist.  In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures,  (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.              Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.              If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.               If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS’ Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.              For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests.  A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

1  For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units.  The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law.  Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.

Except as described in the MFS Fund’s Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.  If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS’ role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.              Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”).  Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself.  This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions.  Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS.  The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed.  Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots.  When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system.  The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company.  If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.                                      Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS.  In these circumstances, if the Proxy Administrator, based on MFS’ prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer’s proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator).  As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research,  the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company’s business or its shareholders, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS Fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize our own internal research and research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), the MFS Proxy Voting Committee or its representatives  will seek a recommendation from the MFS investment analyst and/or portfolio managers.2 For certain other votes that require a case-by-case analysis per the MFS Proxy Policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the MFS Proxy Voting Committee or its representatives  will likewise consult with  MFS investment analysts and/or portfolio managers.2  However, the MFS Proxy Voting Committee will ultimately be responsible for the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.  Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.                                      Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representative may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6.                                      Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program.  In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares.  However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted.  If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.                                      Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest.  From time to time, MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters.  A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or proxy voting team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. The MFS Proxy Voting Committee will establish proxy voting engagement goals and priorities for the year.  For further information on

2  From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation.  If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

requesting engagement with MFS on proxy voting issues or information about MFS’ engagement priorities, please visit www.mfs.com and refer to our most recent proxy season preview and engagement priorities report.

C.            RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee.  All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.            REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds.  These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues.  Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Firm-wide Voting Records

MFS also publicly discloses its firm-wide proxy voting records.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

APPENDIX F - CERTAIN SERVICE PROVIDER COMPENSATION

Compensation paid by the Fund for advisory services, administrative services, Section 529 program management services (if applicable), transfer agency-related services, and the amount of Shareholder Servicing Payments paid by MFSC to service providers, over the specified periods is set forth below.  Amounts paid by the Fund for transfer-agency related services includes reimbursements for expenses incurred by MFSC on behalf of the Fund.

Fund	Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency-Related Expenses	Amount of Shareholder Servicing Payments Paid by MFSC to Service Providers	Amount Paid to MFS for General Administrative Services	Amount Paid to MFD for Program Management Services
MFS Alabama Municipal Bond Fund	March 31, 2021	$376,925	$9,583	$73,072	$67,818	$22,140	Not Applicable
	March 31, 2020	$334,933	$7,523	$55,549	$52,291	$20,961	Not Applicable
	March 31, 2019	$264,865	$5,910	$42,830	$38,081	$18,924	Not Applicable

MFS Arkansas Municipal Bond Fund	March 31, 2021	$720,075	$18,313	$140,194	$132,958	$32,323	Not Applicable
	March 31, 2020	$693,584	$15,547	$131,189	$126,556	$31,658	Not Applicable
	March 31, 2019	$678,061	$15,122	$120,818	$112,927	$32,075	Not Applicable

MFS California Municipal Bond Fund	March 31, 2021	$2,600,882	$66,143	$499,658	$470,503	$88,008	Not Applicable
	March 31, 2020	$2,299,404	$51,695	$374,818	$354,682	$79,384	Not Applicable
	March 31, 2019	$1,680,532	$37,496	$286,456	$260,588	$63,875	Not Applicable

MFS Georgia Municipal Bond Fund	March 31, 2021	$574,848	$14,617	$66,818	$60,120	$27,997	Not Applicable
	March 31, 2020	$487,825	$10,966	$55,861	$51,653	$25,502	Not Applicable
	March 31, 2019	$355,553	$7,932	$48,325	$42,173	$21,809	Not Applicable

MFS Maryland Municipal Bond Fund	March 31, 2021	$480,329	$12,216	$93,054	$76,293	$25,226	Not Applicable
	March 31, 2020	$448,468	$10,072	$72,466	$57,999	$24,343	Not Applicable
	March 31, 2019	$384,402	$8,574	$65,940	$49,527	$22,727	Not Applicable

MFS Massachusetts Municipal Bond Fund	March 31, 2021	$1,657,673	$42,155	$317,939	$286,087	$60,075	Not Applicable
	March 31, 2020	$1,507,229	$33,854	$232,880	$208,418	$55,827	Not Applicable
	March 31, 2019	$1,152,634	$25,716	$194,133	$166,085	$47,113	Not Applicable

MFS Mississippi Municipal Bond Fund	March 31, 2021	$459,879	$11,695	$75,247	$69,899	$24,615	Not Applicable
	March 31, 2020	$422,031	$9,471	$63,585	$60,287	$23,563	Not Applicable
	March 31, 2019	$390,508	$8,710	$56,628	$50,899	$22,925	Not Applicable

MFS Municipal Income Fund	March 31, 2021	$18,359,370	$579,295	$3,655,992	$3,362,391	$563,885	Not Applicable
	March 31, 2020	$15,605,941	$430,269	$2,662,308	$2,457,087	$552,384	Not Applicable
	March 31, 2019	$12,230,096	$330,309	$2,178,941	$1,923,493	$480,602	Not Applicable

MFS Municipal Intermediate Fund (commenced May 18, 2021)	March 31, 2021	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

MFS New York Municipal Bond Fund	March 31, 2021	$1,214,939	$30,934	$230,757	$205,116	$47,049	Not Applicable
	March 31, 2020	$1,209,441	$27,135	$181,929	$162,346	$47,004	Not Applicable
	March 31, 2019	$1,003,896	$22,396	$152,247	$127,627	$42,429	Not Applicable

F - 1

Fund	Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency-Related Expenses	Amount of Shareholder Servicing Payments Paid by MFSC to Service Providers	Amount Paid to MFS for General Administrative Services	Amount Paid to MFD for Program Management Services
MFS North Carolina Municipal Bond Fund	March 31, 2021	$2,246,040	$57,115	$421,240	$392,162	$77,485	Not Applicable
	March 31, 2020	$2,034,263	$45,640	$335,658	$315,261	$71,533	Not Applicable
	March 31, 2019	$1,756,220	$39,175	$289,951	$260,934	$66,309	Not Applicable

MFS Pennsylvania Municipal Bond Fund	March 31, 2021	$755,824	$19,218	$143,477	$119,017	$33,355	Not Applicable
	March 31, 2020	$679,145	$15,235	$113,867	$95,298	$31,219	Not Applicable
	March 31, 2019	$558,026	$12,450	$99,027	$77,628	$28,237	Not Applicable

MFS South Carolina Municipal Bond Fund	March 31, 2021	$1,153,513	$29,326	$182,408	$168,550	$45,101	Not Applicable
	March 31, 2020	$961,538	$21,596	$139,380	$129,754	$39,617	Not Applicable
	March 31, 2019	$809,622	$18,059	$124,705	$110,936	$36,248	Not Applicable

MFS Tennessee Municipal Bond Fund	March 31, 2021	$444,261	$11,300	$88,621	$82,854	$24,164	Not Applicable
	March 31, 2020	$442,409	$9,912	$84,499	$80,728	$24,171	Not Applicable
	March 31, 2019	$442,242	$9,861	$79,731	$73,410	$24,583	Not Applicable

MFS Virginia Municipal Bond Fund	March 31, 2021	$1,584,345	$40,289	$336,197	$306,311	$57,901	Not Applicable
	March 31, 2020	$1,472,942	$33,046	$279,036	$255,303	$54,863	Not Applicable
	March 31, 2019	$1,327,702	$29,622	$242,958	$209,308	$52,669	Not Applicable

MFS West Virginia Municipal Bond Fund	March 31, 2021	$485,380	$12,345	$118,101	$110,146	$25,381	Not Applicable
	March 31, 2020	$480,657	$10,771	$100,634	$94,937	$25,314	Not Applicable
	March 31, 2019	$464,029	$10,349	$86,178	$77,991	$25,265	Not Applicable

F - 2

APPENDIX G - SALES CHARGES

The following sales charges were paid during the specified periods:

		Class A Initial Sales Charges:			CDSC Paid to MFD On:[1]
Fund	Fiscal Year Ended	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares
MFS Alabama Municipal Bond Fund	March 31, 2021	$98,890	$5,063	$93,827	$642	$489	Not Applicable
	March 31, 2020	$147,237	$8,050	$139,187	$191	$426	Not Applicable
	March 31, 2019	$75,365	$5,154	$70,211	$100	$464	Not Applicable

MFS Arkansas Municipal Bond Fund	March 31, 2021	$379,647	$20,570	$359,077	$16,815	$0	Not Applicable
	March 31, 2020	$322,585	$16,980	$305,605	$681	$75	Not Applicable
	March 31, 2019	$142,209	$6,742	$135,467	$1,493	$2,227	Not Applicable

MFS California Municipal Bond Fund	March 31, 2021	$254,091	$10,603	$243,488	$46,565	$1,863	$6,445
	March 31, 2020	$502,191	$22,182	$480,009	$14,099	$2,208	$5,659
	March 31, 2019	$320,368	$17,000	$303,368	$18,760	$5,279	$2,054

MFS Georgia Municipal Bond Fund	March 31, 2021	$142,320	$6,841	$135,479	$7,205	$199	Not Applicable
	March 31, 2020	$299,187	$15,018	$284,169	$1,441	$370	Not Applicable
	March 31, 2019	$133,991	$7,644	$126,347	$3,296	$510	Not Applicable

MFS Maryland Municipal Bond Fund	March 31, 2021	$112,211	$6,142	$106,069	$4,676	$419	Not Applicable
	March 31, 2020	$206,794	$9,961	$196,833	$346	$827	Not Applicable
	March 31, 2019	$79,690	$4,720	$74,970	$1,091	$670	Not Applicable

MFS Massachusetts Municipal Bond Fund	March 31, 2021	$168,591	$8,890	$159,701	$54,225	$899	Not Applicable
	March 31, 2020	$380,448	$19,106	$361,342	$179	$885	Not Applicable
	March 31, 2019	$212,960	$11,319	$201,641	$1,548	$551	Not Applicable

MFS Mississippi Municipal Bond Fund	March 31, 2021	$131,575	$6,445	$125,130	$0	$2	Not Applicable
	March 31, 2020	$172,176	$10,549	$161,627	$2,666	$980	Not Applicable
	March 31, 2019	$57,280	$3,194	$54,086	$907	$1,773	Not Applicable

MFS Municipal Income Fund	March 31, 2021	$2,567,211	$131,207	$2,436,004	$201,031	$11,416	$30,186
	March 31, 2020	$4,261,824	$208,345	$4,053,479	$71,243	$6,923	$22,498
	March 31, 2019	$2,054,208	$106,229	$1,947,979	$166,356	$18,496	$20,557

MFS Municipal Intermediate Fund (commenced May 18, 2021)	March 31, 2021	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

MFS New York Municipal Bond Fund	March 31, 2021	$99,875	$4,878	$94,997	$29,000	$7,411	$2,360
	March 31, 2020	$234,333	$12,295	$222,038	$21,247	$2,838	$1,593
	March 31, 2019	$121,057	$5,525	$115,532	$5,516	$6,874	$585

MFS North Carolina Municipal Bond Fund	March 31, 2021	$454,641	$23,532	$431,109	$35,651	$0	$7,339
	March 31, 2020	$659,299	$33,809	$625,490	$8,344	$330	$2,846
	March 31, 2019	$359,874	$17,520	$342,354	$12,901	$1,210	$3,338

G - 1

		Class A Initial Sales Charges:			CDSC Paid to MFD On:[1]
Fund	Fiscal Year Ended	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares
MFS Pennsylvania Municipal Bond Fund	March 31, 2021	$351,417	$18,478	$332,939	$1,096	$174	Not Applicable
	March 31, 2020	$303,981	$15,392	$288,589	$1,141	$1,232	Not Applicable
	March 31, 2019	$158,253	$7,935	$150,318	$43	$1,538	Not Applicable

MFS South Carolina Municipal Bond Fund	March 31, 2021	$328,601	$16,730	$311,871	$12,206	$78	Not Applicable
	March 31, 2020	$610,185	$31,801	$578,384	$966	$449	Not Applicable
	March 31, 2019	$260,278	$15,271	$245,007	$6,783	$202	Not Applicable

MFS Tennessee Municipal Bond Fund	March 31, 2021	$52,469	$2,704	$49,765	$1,651	$0	Not Applicable
	March 31, 2020	$145,229	$7,660	$137,569	$685	$1,366	Not Applicable
	March 31, 2019	$51,029	$2,094	$48,935	$1,336	$2,169	Not Applicable

MFS Virginia Municipal Bond Fund	March 31, 2021	$184,558	$9,169	$175,389	$21,046	$0	$902
	March 31, 2020	$351,621	$19,558	$332,063	$3,198	$0	$1,329
	March 31, 2019	$124,970	$5,323	$119,647	$6,367	$1,017	$2,289

MFS West Virginia Municipal Bond Fund	March 31, 2021	$82,804	$4,125	$78,679	$0	$36	Not Applicable
	March 31, 2020	$151,299	$8,763	$142,536	$0	$292	Not Applicable
	March 31, 2019	$57,323	$3,055	$54,268	$0	$673	Not Applicable

1 Does not include CDSCs that may be collected by MFD and subsequently remitted to a Fund to meet the requirements of FINRA Rule 2341.

		Class A1 Initial Sales Charges:			CDSC Paid to MFD On:[1]
Fund	Fiscal Year Ended	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A1 Shares	Class B1 Shares
MFS Municipal Income Fund	March 31, 2021	$0	$0	$0	$0	$187
	March 31, 2020	$0	$0	$0	$0	$644
	March 31, 2019	$63,884	$3,700	$60,184	$0	$311

1 Does not include CDSCs that may be collected by MFD and subsequently remitted to a Fund to meet the requirements of FINRA Rule 2341.

G - 2

APPENDIX H - DISTRIBUTION PLAN PAYMENTS

The Fund has not adopted a Distribution Plan with respect to Class A1, Class I, Class R4, and Class R6 shares, as applicable. Amounts shown below do not reflect the rebate of a portion of each class’ service fee by MFD to each class. During the fiscal year ended March 31, 2021, the Fund accrued or paid the following expenses for Distribution Plan Payments:

		Amount of Distribution and/or Service Fees[1]
Fund	Class of Shares	Accrued or Paid by Fund to MFD	Accrued or Paid by MFD to Financial Intermediaries	Retained by MFD
MFS Alabama Municipal Bond Fund	Class A Shares	$141,809	$134,064	$7,745
	Class B Shares	$1,009	$246	$763

MFS Arkansas Municipal Bond Fund	Class A Shares	$129,104	$122,531	$6,573
	Class B Shares	$8,047	$912	$7,135

MFS California Municipal Bond Fund	Class A Shares	$386,367	$330,588	$55,779
	Class B Shares	$7,041	$802	$6,239
	Class C Shares	$237,017	$182,808	$54,209

MFS Georgia Municipal Bond Fund	Class A Shares	$258,784	$214,489	$44,295
	Class B Shares	$1,345	$306	$1,039

MFS Maryland Municipal Bond Fund	Class A Shares	$205,380	$184,214	$21,166
	Class B Shares	$8,642	$2,085	$6,557

MFS Massachusetts Municipal Bond Fund	Class A Shares	$544,912	$477,481	$67,431
	Class B Shares	$7,505	$1,813	$5,692

MFS Mississippi Municipal Bond Fund	Class A Shares	$89,343	$82,012	$7,331
	Class B Shares	$1,835	$0	$1,835

MFS Municipal Income Fund	Class A Shares	$7,227,567	$6,460,458	$767,109
	Class B Shares	$60,071	$14,521	$45,550
	Class C Shares	$1,380,936	$1,061,346	$319,590
	Class B1 Shares	$440	$0	$440

MFS Municipal Intermediate Fund (commenced May 18, 2021)	Class A Shares	Not Applicable	Not Applicable	Not Applicable
	Class C Shares	Not Applicable	Not Applicable	Not Applicable

MFS New York Municipal Bond Fund	Class A Shares	$418,558	$376,342	$42,216
	Class B Shares	$16,138	$3,927	$12,211
	Class C Shares	$140,864	$115,933	$24,931

MFS North Carolina Municipal Bond Fund	Class A Shares	$864,157	$772,672	$91,485
	Class B Shares	$5,763	$1,405	$4,358
	Class C Shares	$403,820	$277,776	$126,044

MFS Pennsylvania Municipal Bond Fund	Class A Shares	$128,725	$119,877	$8,848
	Class B Shares	$10,249	$1,169	$9,080

H - 1

		Amount of Distribution and/or Service Fees[1]
Fund	Class of Shares	Accrued or Paid by Fund to MFD	Accrued or Paid by MFD to Financial Intermediaries	Retained by MFD
MFS South Carolina Municipal Bond Fund	Class A Shares	$512,784	$451,026	$61,758
	Class B Shares	$5,984	$1,440	$4,544

MFS Tennessee Municipal Bond Fund	Class A Shares	$180,639	$167,714	$12,925
	Class B Shares	$2,086	$508	$1,578

MFS Virginia Municipal Bond Fund	Class A Shares	$614,316	$552,330	$61,986
	Class B Shares	$5,501	$1,344	$4,157
	Class C Shares	$155,960	$119,419	$36,541

MFS West Virginia Municipal Bond Fund	Class A Shares	$245,542	$236,874	$8,668
	Class B Shares	$1,238	$300	$938

1 Takes into account any amounts that may be returned to a Fund to meet the requirements of FINRA Rule 2341.

H - 2

APPENDIX I - FINANCIAL INTERMEDIARY COMPENSATION

This Appendix sets forth a description of the financial intermediary compensation for the Fund.  Financial intermediaries receive various forms of compensation in connection with the sale of shares of the Fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of up-front commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders, and Rule 12b-1 (“Distribution Plan”) distribution and service payments received by MFD from the Fund, (ii) in the form of 529 administrative services payments paid by MFD, and (iii) shareholder servicing payments (for sub-accounting and other shareholder services) paid by an affiliate of MFD based on the receipt of such payments by MFD or its affiliates from the Fund, and (iv) in the form of payments paid from MFD’s own additional resources. In addition, financial intermediaries may benefit from payments made to other entities for consulting, research, or analytical services.

To the extent MFD and its affiliates’ payments to a financial intermediary are made from payments received by MFD and its affiliates from the Fund, payments from MFD and its affiliates’ own additional resources to such intermediary may be reduced. In addition, to the extent financial intermediaries receiving such payments purchase shares of the Fund on behalf of their clients, MFD and its affiliates benefit from increased management and other fees with respect to those assets.

The types of payments described above are not exclusive. Accordingly, financial intermediaries may receive payments under all or any combination of the above-referenced categories. The compensation that financial intermediaries receive is negotiated with each financial intermediary and may vary by class of shares sold and among financial intermediaries. MFD and its affiliates do not make an independent assessment of the cost of selling the Fund and/or servicing the shareholder accounts. The payments received by a financial intermediary may exceed the cost to the financial intermediary of selling the Fund and/or servicing the shareholder accounts. The amount of compensation that MFD and its affiliates pay to a financial intermediary can be significant. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular Fund or share class or to recommend MFS Funds instead of other funds that do not pay such compensation or that pay lower amounts of compensation.

Financial intermediaries may charge you additional fees and/or commissions. You can ask your financial intermediary for information about any payments it receives from MFD and its affiliates and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries may categorize and disclose these arrangements differently than MFD and its affiliates do. Financial intermediaries (or their affiliates) that sell Fund shares may also act as brokers or dealers in connection with a Fund’s purchase or sale of portfolio securities. However, the Fund and MFS do not consider financial intermediaries’ sale of shares of the Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Fund.

Commissions and Distribution Plan Payments

Class A, Class A1, and Class 529A Shares – General Provisions

For purchases of Class A, Class A1, and Class 529A shares subject to an initial sales charge, MFD generally pays a portion of the initial sales charge to financial intermediaries as an up-front commission of up to the following amounts:

For Equity/Total Return Funds (currently for this purpose, Massachusetts Investors Growth Stock Fund, Massachusetts Investors Trust, MFS Blended Research Core Equity Fund, MFS Blended Research Emerging Markets Equity Fund, MFS Blended Research Growth Equity Fund, MFS Blended Research International Equity Fund, MFS Blended Research Mid Cap Equity Fund, MFS Blended Research Small Cap Equity Fund, MFS Blended Research Value Equity Fund, MFS Commodity Strategy Fund, MFS Core Equity Fund, MFS Global Alternative Strategy Fund, MFS Emerging Markets Equity Fund, MFS Emerging Markets Equity Research Fund, MFS Equity Income Fund, MFS Global Equity Fund, MFS Global Growth Fund, MFS Global New Discovery Fund, MFS Global Real Estate Fund, MFS Global Total Return Fund, MFS Growth Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International New Discovery Fund, MFS International Intrinsic Value Fund, MFS International Large Cap Value Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2025 Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2035 Fund, MFS Lifetime 2040 Fund, MFS Lifetime 2045 Fund, MFS Lifetime 2050 Fund, MFS Lifetime 2055 Fund, MFS Lifetime 2060 Fund, MFS Low Volatility Equity Fund, MFS Low Volatility Global Equity Fund, MFS Managed Wealth Fund, MFS Mid Cap Growth Fund, MFS Mid Cap Value Fund, MFS New Discovery Fund, MFS New Discovery Value Fund, MFS Prudent Investor Fund, MFS Research Fund, MFS Research International Fund, MFS Technology Fund, MFS Utilities Fund, and MFS Value Fund):

Amount of Purchase	Up-front Commission as a Percentage of Offering Price
Less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1,000,000	1.75%

For Asset Allocation Funds (currently for this purpose, MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Growth Allocation Fund, and MFS Moderate Allocation Fund), and MFS Total Return Fund:

Amount of Purchase	Up-front Commission as a Percentage of Offering Price
Less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.00%

For Bond Funds (currently for this purpose, MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Corporate Bond Fund, MFS Diversified Income Fund, MFS Emerging Markets Debt Fund, MFS Emerging Markets Debt Local Currency Fund, MFS Georgia Municipal Bond Fund, MFS Global Opportunistic Bond Fund, MFS Global High Yield Fund, MFS Government Securities Fund, MFS High Income Fund, MFS Income Fund, MFS Inflation-Adjusted Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS Municipal High Income Fund, MFS Municipal Income Fund, MFS Municipal Intermediate Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Total Return Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund) and MFS Lifetime Income Fund:

Amount of Purchase	Up-front Commission as a Percentage of Offering Price
Less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.25%

For Short-Term Bond Funds (currently for this purpose, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund):

Amount of Purchase	Up-front Commission as a Percentage of Offering Price
Less than $50,000	2.25%
$50,000 but less than $100,000	2.00%
$100,000 but less than $250,000	1.75%
$250,000 but less than $500,000	1.50%

The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the financial intermediary commission, is the amount of the initial sales charge retained by MFD. Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. From time to time, MFD may pay financial intermediaries up to 100% of the applicable initial sales charge of Class A, Class A1, and Class 529A shares of certain specified MFS Funds sold by financial intermediaries during a specified sales period. In addition, with respect to Class A and Class 529A shares (except MFS Municipal High Income Fund), financial intermediaries are generally eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

Class 529A-Specific Provisions

For purchases of Class 529A shares not subject to an initial sales charge, MFD will generally pay financial intermediaries an up-front commission of up to the following:

Cumulative Purchase Amount	Up-front Commission as a Percentage of Offering Price
On the first $10,000,000 plus	1.00%
Over $10,000,000 to $50,000,000 plus	0.50%
Over $50,000,000	0.25%

For purchases of Class 529A shares not subject to an initial sales charge, at the discretion of MFD, MFD may pay certain financial intermediaries an up-front commission of up to 1% of the amount of Class 529A shares purchased through such financial intermediary instead of the up-front commission described above.

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class 529A shares not subject to an initial sales charge and for which the financial intermediary is not eligible to receive an up-front commission by agreement or otherwise, financial intermediaries will generally be eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

Class A-Specific Provisions (except MFS Municipal High Income Fund)

For purchases of Class A shares not subject to an initial sales charge and for which the financial intermediary is not eligible to receive an up-front commission by agreement or otherwise (e.g., Employer Retirement Plan purchases), financial intermediaries will generally be eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

For purchases of Class A shares by all other accounts not subject to an initial sales charge (except as provided below), MFD will generally pay financial intermediaries an up-front commission of up to the following:

Cumulative Purchase Amount	Up-front Commission as a Percentage of Offering Price
On the first $10,000,000 plus	1.00%
Over $10,000,000 to $50,000,000 plus	0.50%
Over $50,000,000	0.25%

For purchases of Class A shares not subject to an initial sales charge, at the discretion of MFD, MFD may pay certain financial intermediaries an up-front commission of up to 1% of the amount of Class A shares purchased through such financial intermediary instead of the up-front commission described above.

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

Class B, Class B1 and Class 529B Shares

For purchases of Class B, Class B1 and Class 529B shares, MFD will generally pay an up-front commission to financial intermediaries of up to 3.75% of the amount purchased through such financial intermediaries. MFD will also generally advance to financial intermediaries some or all of the first year Distribution Plan service fee payments of up to 0.25% of the amount of Class B, Class B1 and Class 529B shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class B and Class B1 shares purchased by Employer Retirement Plans through Merrill Lynch, Pierce, Fenner & Smith Incorporated and any of its affiliates, MFD will generally pay financial intermediaries no up-front commission, but financial intermediaries will generally be eligible to receive some or all of the Distribution Plan payments of up to 1.00% annually of the average daily net assets of the class with respect to such shares (of which up to 0.25% consists of the Distribution Plan service fee).

Class C and Class 529C Shares

Except as noted below, for purchases of Class C and Class 529C shares, MFD will generally pay an up-front commission to financial intermediaries of up to 1% of the amount of Class C and Class 529C shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan payments of up to 1.00% annually of the average daily net assets of the class with respect to such shares (of which 0.25% consists of the Distribution Plan service fee) commencing in the 13th month following purchase.

For purchases of Class C shares purchased by Employer Retirement Plans through Merrill Lynch, Pierce, Fenner & Smith Incorporated and any of its affiliates or Prudential Investment Management Services LLC, MFD pays no up-front commission to financial intermediaries, but financial intermediaries will generally be eligible to receive some or all of the Distribution Plan payments of up to 1.00% annually of the average daily net assets of the class with respect to such shares (of which 0.25% consists of the Distribution Plan service fee).

Class R1, Class R2, and Class R3 Shares

For purchases of the following R share classes, MFD pays no up-front commission to financial intermediaries, but financial intermediaries will generally be eligible to receive some or all of the Distribution Plan payments of up to the following rates annually of the average daily net assets of the class with respect to such shares (of which up to 0.25% consists of the Distribution Plan service fee), as follows:

Class	Annual Rate
Class R1	1.00%
Class R2	0.50%
Class R3	0.25%

529 Administrative Services Fees and Shareholder Servicing Payments

Financial intermediaries may receive all or a portion of the following payments:  529 administrative services fees as described in “Management of the Fund – Program Managers”; and shareholder servicing payments as described in “Management of the Fund - Shareholder Servicing Agent.”

Other MFD Payments

Certain financial intermediaries receive payments from MFD from MFD’s own additional resources as incentives to market the Fund, to participate in MFD’s promotional efforts, and/or in recognition of their marketing support, administrative services, and/or transaction processing support.  These payments are often referred to as “revenue sharing” payments.  MFD compensates financial intermediaries based on criteria established by MFD from time to time, including the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, eligibility for placement on the financial intermediary’s preferred or recommended list, the financial and contractual terms with the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, and the quality of the overall relationship with the financial intermediary.  In particular, MFD normally considers the level of assets attributable to the financial intermediary, the level of redemptions by the financial intermediary, the level of access to the financial intermediary’s representatives and management, the ability to educate the representatives of the financial intermediary, and the number of representatives of the financial intermediary potentially utilizing the MFS Funds with their clients.

MFD makes these additional payments to financial intermediaries for marketing support and administrative services with respect to fund shares sold or held through the financial intermediary’s distribution network and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. A financial intermediary might perform the services itself or might arrange with a third party to perform the services.  In addition to the opportunity to participate in a financial intermediary’s retail distribution channel or program, payments can be made on account of one or more of the following:  business planning assistance; access for educating financial intermediary personnel about the MFS Funds; eligibility for placement on the financial intermediary’s preferred or recommended fund list; access to sales representatives and management representatives of the financial intermediary; provision of analytical or other data services relating to the MFS Funds, such as statistical information regarding sales of the MFS Funds and related financial intermediary information; administrative and account maintenance services; participant or shareholder record-keeping; reporting or transaction processing; program administration; fund/investment selection and monitoring; enrollment; and education.

MFD also makes payments to certain financial intermediaries that sell Fund shares to help offset the financial intermediaries’ costs associated with client account maintenance support, statement preparation, and transaction processing. The types of payments that MFD makes under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary, payment of networking fees of up to $11 per shareholder account maintained on certain mutual fund trading systems, or, from time to time, lump-sum payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

Financial Intermediaries Receiving Such Payments from MFD’s Own Additional Resources

Set forth below is a list of the financial intermediaries to which MFD expects, as of March 31, 2021, to make the payments described above from its own additional resources with respect to the Fund. Payments may also be made to affiliates of these firms. Any additions, modifications, or deletions to the financial intermediaries identified in this list that have occurred since March 31, 2021, are not reflected. You should ask your financial intermediary if it receives such payments from MFD.

INTERMEDIARY FIRM NAME:	INTERMEDIARY FIRM NAME:
ADP Broker-Dealer, Inc.	Morgan Stanley
American United Life Insurance	MSCS Financial Services LLC
Ameriprise Financial Services	National Financial Services Corp
Ascensus, Inc.	Nationwide Investment Services Corp
Avantax Investment Service, Inc	Northwestern Mutual Inv Svc LLC
BMO Harris Bank	Pacific Financial Group, LLC
Charles Schwab & Co Inc.	Pershing LLC
Citigroup Inc.	PNC Financial Group
Columbia Management	Principal Life Insurance Company
Commonwealth Financial Network	Prudential Investment
Conduent HR Services	Raymond James Financial, Inc.
Edward Jones	Reliance Trust Company
Equitable Financial Life Ins Co	Robert W. Baird & Co. Incorporated
First Command Financial Services, Inc.	Security Financial Resources, Inc.
Goldman Sachs & Co.	Standard Retirement Services, Inc
Great-West Life & Annuity	State of Oregon
Group 3 Financial LLC	The Charles Schwab Trust Company
HUB International Limited	The Vanguard Group
Jackson National Life Insurance Company	TIAA-CREF Financial Services
John Hancock Life Insurance	Transamerica Advisors Life Insurance
JPMorgan Chase & Co	UBS Financial Services Inc
Lincoln Financial Group	Valic Financial Advisors Inc
LPL Financial Corporation	Voya Financial
MassMutual Financial Group	Waddell & Reed Inc.
Merrill, Lynch, Pierce, Fenner & Smith Incorporated	Wells Fargo & Company
Mid Atlantic Capital Group	Wilmington Trust Company

The payments to a financial intermediary out of MFD’s own additional resources described above are usually based on variable factors (i.e., a percentage of fund assets attributable to the financial intermediary). Certain financial intermediaries, however, receive such payments in the form of fixed-dollar amounts that are paid without regard to the particular funds and/or share classes held through the financial intermediary.

These fixed-dollar payments may be in addition to the variable payments described above and may represent only a small portion of the overall combined fixed and variable revenue sharing payments made by MFD to a particular financial intermediary. During the year ended December 31, 2020, MFD made and/or accrued fixed-dollar payments in amounts ranging between approximately $5,000 and $1,800,000 per financial intermediary.

MFD, from MFD’s own additional resources, also makes payments or provides reimbursement to, or on behalf of, certain financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and events, contests, training and educational meetings, client prospecting and retention activities, and due diligence trips.  These payments may include travel expenses, including lodging incurred by registered representatives and other employees of certain financial intermediaries. MFD makes such payments as it deems appropriate, subject to MFD’s guidelines and to the extent not prohibited by federal securities laws or state laws, the rules of the SEC and FINRA, or other applicable laws and regulations. In certain instances, MFD will also offer other compensation, including goodwill payments, to the extent not prohibited by applicable laws and regulations.

APPENDIX J - INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies and the principal risks described in the Prospectus, the Fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of the investment strategies and risks for the MFS Funds, certain matters described herein may not apply to the Fund. Unless an investment strategy or investment practice described below is prohibited by the investment policies and investment strategies discussed in the Fund’s Prospectus or in this SAI, or by applicable law, the Fund may engage in each of the practices described below.

Asset Segregation.  With respect to certain kinds of transactions entered into by the Fund that involve obligations to make future payments to third parties, including short sales, futures, forward contracts, written options, swaps, and certain other derivatives, the purchase of securities on a when-issued, delayed delivery or forward commitment basis, or reverse repurchase agreements, under applicable federal securities laws, rules, and interpretations thereof, the Fund must segregate liquid assets or engage in other measures to cover open positions (collectively “cover”) with respect to such transactions.  Assets segregated to cover these types of transactions can decline in value and may not be available to meet redemptions.

For example, with respect to forward foreign currency exchange contracts and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions in an amount equal to the Fund’s obligation under the contract (e.g., notional value).  With respect to forward foreign currency exchange contracts and futures contracts that are contractually required to cash-settle, the Fund may cover its open positions in an amount equal to the Fund’s daily marked-to-market obligation.  By covering only its daily marked-to-market obligation under cash-settled forward or futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to cover in an amount equal to the full notional value of such contracts. The Fund reserves the right to modify its asset segregation policies in the future.

Below Investment Grade Quality Debt Instruments. Below investment grade quality debt instruments, commonly referred to as “high yield securities” or “junk bonds,” are considered speculative with respect to the issuer’s continuing ability to meet principal and interest payments and will involve greater risk of principal and income, including the possibility of default or bankruptcy of the issuers of such instruments, and may involve greater volatility of prices, especially during periods of economic uncertainty or change, than higher quality debt instruments. These below investment grade quality debt instruments generally tend to reflect economic changes and the outlook for economic growth, short-term corporate and industry developments and the market’s perception of their credit quality to a greater extent than higher quality debt instruments, which react primarily to fluctuations in the general level of interest rates, although these below investment grade quality debt instruments are also affected by changes in interest rates. In the past, economic downturns or an increase in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and may do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. The market for these below investment grade quality debt instruments may be less liquid than the market for investment grade debt instruments. Furthermore, the liquidity of these below investment grade quality debt instruments may be affected by the market’s perception of their credit quality.

These risks are especially acute for distressed instruments, which are securities of issuers in extremely weak financial condition or perceived to have a deteriorating financial condition that will materially affect their ability to meet their financial obligations.  Issuers of such instruments are generally experiencing financial or operating difficulties, have substantial capital needs or negative net worth, face special competitive or product obsolescence problems, or may be involved in various stages of bankruptcy, restructuring, or liquidation.

Instruments in the lowest tier of investment grade debt instruments have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments and involve the risks described above to a greater degree than in the case of higher grade securities.

Borrowing. The Fund may borrow money from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) or in connection with engaging in transactions considered by the SEC to constitute a form of borrowing under the Investment Company Act of 1940 (e.g., reverse repurchase agreements) to the extent permitted by the Fund’s investment objectives and policies. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage and may cause a Fund to liquidate investments when it would not otherwise do so.  Money borrowed will be subject to interest charges and may be subject to other fees or requirements which would increase the cost of borrowing above the stated interest rate.

Business Continuity.  MFS has developed a Business Continuity Program (the “Program”) that is designed to minimize the disruption of normal business operations in the event of an adverse incident impacting MFS, its affiliates, or the Fund.  While MFS believes that the Program is comprehensive and should enable it to reestablish normal business operations in a timely manner in the event of an adverse incident, there are inherent limitations in such programs (including the possibility that contingencies have not been anticipated and procedures do not work as intended) and under some circumstances, MFS, its affiliates, and any vendors used by MFS, its affiliates, or the Fund could be prevented or hindered from providing services to the Fund for extended periods of time. These circumstances may include, without limitation, natural disasters, outbreaks of pandemic or epidemic diseases, acts of governments, any act of declared or undeclared war (including acts of terrorism), power shortages or failures, utility or communication failure or delays (including disruptions to broadband and Internet services), labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. These circumstances, including systems failures and malfunctions, could cause disruptions and negatively impact the Fund’s service providers and the Fund’s business operations, potentially including an inability to process Fund shareholder transactions, an inability to calculate the Fund’s net asset value and price the Fund’s investments, and impediments to trading portfolio securities. Disruptions to business operations may exist or persist even if employees of MFS, its affiliates, and any vendors used by MFS, its affiliates, or the Fund are able to work remotely. The Fund’s ability to recover any losses or expenses it incurs as a result of a disruption of business operations may be limited by the liability, standard of care, and related provisions in its contractual arrangements with MFS and other service providers.

Cash Management. A Fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including a money market fund advised by MFS. Generally, these securities offer less potential for gains than other types of securities.

Collateralized Debt Obligations. Collateralized debt obligations (“CDOs”) are types of securitized instruments and include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, overcollateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Fund against the risk of loss on default of the collateral. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund. A CBO is ordinarily issued by a trust or other special purpose entity and is typically collateralized by a diversified pool of debt instruments, including below investment grade quality debt instruments, held by such issuer. A CLO is ordinarily issued by a trust or other special purpose entity and is typically collateralized by a pool of loans, including domestic and non-senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be below investment grade quality, held by such issuer. CDOs may be less liquid than other types of securities.

For CDOs, the cash flows are generally split into two or more portions, called tranches, varying in risk and yield. The riskiest tranche bears the first loss from defaults from the bonds, loans or other underlying collateral and serves to protect the other, more senior tranches from default (though such protection is not complete). The risks of an investment in a CDO depend largely on the type of the underlying collateral and the tranche of the CDO in which a Fund invests. Since it is partially protected from defaults, a senior tranche from a CDO may have a higher rating and lower yields than its underlying collateral.

In addition to the risks associated with debt instruments and securitized instruments, CDOs carry additional risks including, (i) the possibility that distributions from underlying collateral will not be adequate to make interest or other payments; (ii) the quality of the underlying collateral may decline in value or default; (iii) the risk that the Fund may invest in CDOs that are subordinate to other tranches; and (iv) the complex structure of the instrument may produce disputes with the issuer or unexpected investment results.

Commodity Pool Operator Regulation.  A notice has been filed with the National Futures Association (NFA) claiming an exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission (CFTC) promulgated thereunder with respect to the Fund. As a result, MFS, as adviser to the Fund, is not currently subject to registration or regulation as a CPO with respect to the Fund. However, if in the future a Fund is no longer eligible for this exclusion, the notice claiming exclusion from the definition of a CPO would be withdrawn, and MFS, as adviser to such Fund, would be subject to regulation as a CPO with respect to such Fund.

Commodity-Related Investments. Commodity-related investments include futures, options, options on futures, swaps, structured securities, securities of other investment companies, grantor trusts, commodity-linked notes, and hybrid instruments whose values are related to commodities or commodity contracts. The value of commodity-related investments can be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates, currency fluctuations, population growth and changing demographics, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, policies of commodity cartels, and international market, economic, industry, political, environmental, public health, and regulatory developments. The value of commodity-related investments can be more volatile than the value of traditional securities.  In addition, a highly liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop. Commodity-related instruments are also subject to credit and interest rate risks that in general affect the values of debt securities.

Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas, and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation also may impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are bonds, debentures, notes, or other securities that may be converted into or exchanged for (by the holder or by the issuer) shares of stock (or cash or other securities of equivalent value) of the same or a different issuer at a stated exchange ratio. Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to senior debt obligations of the issuer. A convertible security provides holders, through its conversion feature, an opportunity to participate in increases in the market price of their underlying securities. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, a convertible security generally sells at a price above its “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of a convertible security will vary over time generally depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stock declines in value, a convertible security will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. In general, a convertible security performs more like a stock when the conversion value exceeds the value of the convertible security without the conversion feature and more like a debt instrument when its conversion value is less than the value of the convertible security without the conversion feature.  However, a security that is convertible other than at the option of the holder generally does not limit the potential for loss to the same extent as a security convertible at the option of the holder. When the underlying common stock rises in value, the value of convertible security may also be expected to increase. At the same time, however, the difference between the market value of a convertible security and its conversion value will narrow, which means that the value of a convertible security will generally not increase to the same extent as the value of the underlying common stock. Because a convertible security may also be interest rate-sensitive, its value may increase as interest rates fall and decrease as interest rates rise. A convertible security is also subject to credit risk, and is often a lower-quality security.

A contingent convertible or contingent capital security is a type of hybrid security that is intended to either convert into an equity security or have its principal written down or written off upon the occurrence of certain trigger events.  An automatic write down, write off, or conversion event will typically be triggered by a reduction in the issuer’s capital level or an action by the issuer’s regulator, but may also be triggered by other factors.  Due to the contingent write down, write off, or conversion feature, a contingent convertible security may have a greater risk of principal loss than other securities in times of financial stress.   If the trigger level is breached, the value of the contingent convertible security may decrease to zero with no opportunity for an increase in value even if the issuer continues to operate.

Counterparties and Third Parties:  Transactions involving a counterparty other than the issuer of the instrument, including clearing organizations, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction. In addition, fund assets held by a custodian or other third party are subject to the credit risk of the custodian or other third party, and to the custodian’s or third party’s ability or willingness to perform in accordance with the terms of the arrangement. If such a counterparty, custodian, or other third party becomes insolvent or declares bankruptcy, the fund may be limited in its ability to exercise rights to obtain the return of fund assets or in exercising other rights against the counterparty or third party. In addition, bankruptcy and liquidation proceedings take time to resolve, which can limit or preclude a fund’s ability to exercise its rights, including terminating an arrangement or transaction or obtaining fund assets in a timely manner. Counterparties and third parties located outside the United States may involve greater risk of loss or delay in the event of insolvency or bankruptcy. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund.

Country Location. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) a third party has identified that country as an issuer’s “country of risk”; (e) the issuer is included in an index which is representative of that country; (f) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (g) the issuer has 50% or more of its assets in that country.  For purposes of determining if a security or other investment is considered a foreign security, revenues from goods sold or services performed in all countries other than the United States and assets in all countries other than the United States may be aggregated.  For purposes of determining if a security or other investment is considered an emerging market security, revenues from goods sold or services performed in all emerging market countries and assets in all emerging market countries may be aggregated.

Cyber Security.  The Fund does not directly have any operational or security systems or infrastructure that are potentially subject to cyber security risks, but the Fund is exposed through its service providers (including, but not limited to, MFS, MFD, the custodian, the auditor, MFSC, financial intermediaries, and subadvisor (if applicable)), to cyber security risks. With the increased use of technologies, such as mobile devices and “cloud”-based service offerings and the dependence on the Internet and computer systems to perform necessary business functions, the Fund’s service providers are susceptible to operational and information or cyber security risks that could result in losses to the Fund and its shareholders. Cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, unauthorized access to the service providers’ digital systems through system-wide “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks can also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the service providers’ systems or websites rendering them unavailable to intended users or via “ransomware” that renders the systems inoperable until appropriate actions are taken. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the service providers’ systems.

Cyber security failures or breaches resulting from the Fund’s service providers or the issuers of securities in which the Fund invests could negatively impact the value of the Fund’s investments and cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the Fund to process transactions, the inability to calculate the Fund’s net asset value, impediments to trading, destruction to equipment and systems, interference with quantitative models, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchanges and other financial market operators, and other parties. The Fund may incur incremental costs to prevent or reduce the impact of cyber incidents in the future which could negatively impact the Fund and its shareholders.

While MFS has established information security plans, business continuity plans and risk management systems that it believes are reasonably designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been (or cannot be) adequately identified. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by service providers, or by issuers in which the Fund invests, and such service providers may have limited indemnification obligations to MFS or the Fund, each of whom could be negatively impacted as a result.

Debt Instruments. Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed, or other instruments believed to have debt-like characteristics. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. In addition, because yields vary over time, no specific level of income can ever be assured. Debt instruments generally trade in the over-the-counter market and can be less liquid than other types of investments, particularly during adverse market and economic conditions.  During certain market conditions, debt instruments in some or many segments of the debt market can trade at a negative interest rate; i.e., the price to purchase the debt instrument is more than the present value of expected interest payments and principal due at the maturity of the instrument. Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed securities and other securitized instruments, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.  The price of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The price of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest, if the instrument’s credit rating is downgraded by a credit rating agency, or based on other changes in the financial condition of the issuer or borrower.  The price of a debt instrument changes in response to interest rate changes. Interest rates change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities, or that do not pay current interest. In addition, short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. The price of an instrument trading at a negative interest rate responds to interest rate changes like other debt instruments; however, an instrument trading at a negative interest rate is expected to produce a negative return if held to maturity.  Debt markets can be volatile and can decline significantly in response to changes in, or investor perceptions of changes in, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions that affect a particular type of instrument, issuer, or borrower, and/or that affect the debt market generally.  Certain changes or events, such as political, social, or economic developments, including increasing and negative interest rates or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan (which has in the past resulted and may in the future result in a government shutdown); market closures and/or trading halts; government or regulatory actions, including the imposition of tariffs or other protectionist actions and changes in fiscal, monetary, or tax policies; natural and environmental disasters such as earthquakes, fires, floods, hurricanes, tsunamis and other weather-related phenomena; outbreaks of pandemic and epidemic diseases; terrorist attacks; war or military confrontations; and other geopolitical changes or events (and their aftermath) can have a dramatic adverse effect on debt markets and may lead to periods of high volatility and reduced liquidity in a debt market or a segment of a debt market.  Climate change regulation (such as decarbonization legislation or other mandatory controls to reduce emissions of greenhouse gases) could significantly affect many of the companies in which the Fund invests by, among other things, increasing those companies’ operating costs and capital expenditures. Debt markets may be susceptible to market manipulation or other fraudulent practices which could disrupt the orderly functioning of these markets or adversely affect the value of instruments that trade in such markets.

A widespread health crisis such as a global pandemic could cause substantial market volatility and have long-term effects on the U.S. and world economies and markets generally.  For example, the novel coronavirus (COVID-19) outbreak has resulted in significant disruptions to global business activity, including closed international borders, quarantines and travel restrictions, disruptions to business operations and supply chains, and lower consumer demand and economic output.  The impact of this outbreak and other epidemics and pandemics that may arise in the future could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general in significant and unforeseen ways.  A health crisis may also exacerbate other pre-existing political, social and economic risks.  Any such impacts could adversely affect the prices and liquidity of the Fund’s investments and the Fund’s performance.

The London Interbank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. Certain of the Fund’s investments, payment obligations, and financing terms may be based on LIBOR. In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. There remains uncertainty regarding the future utilization of LIBOR as a reference rate and the nature of any replacement rate. The potential effects of the transition from LIBOR on the Fund, or on certain instruments in which the Fund invests, are not known. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR to determine interest rates, a reduction in value of certain instruments held by the Fund, or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects could have an adverse impact on the Fund’s performance. Since the usefulness of LIBOR as a reference rate could deteriorate during the transition period, these effects could occur prior to the formal transition away from LIBOR.

See APPENDIX N for a description of ratings.

Depositary Receipts. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs.  In unsponsored programs, the issuer may not be directly involved in the creation of the program. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and may be offered privately in the United States and are generally designed for use in securities markets outside the U.S. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. Depositary receipts denominated in a currency other than the currency of the underlying securities subjects the investors to the currency risk of the depositary receipt and the underlying securities.

With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request.

Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Investments in non-U.S. issuers through ADRs, EDRs, GDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers.  Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Derivatives. While the Fund may use derivatives for any investment purpose, the Fund expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index. Derivatives often involve a counterparty to the transaction. Derivatives involving a counterparty are subject to the credit risk of the counterparty and to the counterparty’s ability or willingness to perform in accordance with the terms of the derivative. Derivatives include futures, forward contracts, options, inverse floating rate instruments, swaps, and certain complex structured securities. Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Derivatives can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Legislation and regulation of derivatives in the U.S. and other countries, including asset segregation, margin, clearing, trading and reporting requirements, and leveraging and position limits, may make derivatives more costly and/or less liquid, limit the availability of certain types of derivatives, cause the Fund to change its use of derivatives, or otherwise adversely affect a Fund’s use of derivatives.

Emerging Market Countries. Emerging market countries include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low- to middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country’s designation by the International Monetary Fund as an emerging market, the country’s inclusion in an emerging market or frontier emerging market index, and other factors that demonstrate that the country’s financial and capital markets are in the development phase. Emerging market countries include countries located in Latin America, Asia, Africa, the Middle East, and developing countries of Europe, primarily Eastern Europe.

Investments tied economically to emerging market countries may be more volatile than investments in countries with more developed markets. The risk of expropriation, confiscatory taxation, nationalization and social, political, and economic instability, greater susceptibility to environmental problems, greater government involvement in the economy, inflation or deflation, currency devaluations, currency exchange rate fluctuations, war, and terrorism may be greater in emerging market countries than countries in developed markets. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemic, epidemic, or contagious diseases from time to time. The economies of emerging market countries may be based on only a few industries, may be vulnerable to changes in trade conditions, and may have large debt burdens and higher inflation rates.

A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Further, some securities may not be available to the Fund because foreign shareholders hold the maximum amount permissible under current law. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries and may be subject to currency exchange control restrictions. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

Generally accepted accounting, auditing, and financial reporting practices and standards in emerging market countries may vary from country to country and may be significantly different from those countries in developed markets. There may be less publicly available information about issuers and certain financial instruments, and currency hedging may be unavailable. Shares of companies that only trade on an emerging market securities exchange are not likely to file reports with the SEC. The financial information and disclosure made by such issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities since such companies are generally not subject to the same regulatory, accounting, auditing or auditor oversight requirements applicable to companies that file reports with the SEC. In addition, the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain emerging market countries. Many emerging market countries have less government supervision, regulation, and enforcement of the securities markets and participants in those markets.

Investors in emerging markets may not have the ability to seek certain legal remedies in U.S. courts as private plaintiffs. As a practical matter, investors may have to rely on domestic legal remedies that are available in the emerging market and such remedies are often limited and difficult for international investors to pursue. Shareholder claims, including class action and securities law and fraud claims, generally are difficult or unavailable to pursue as a matter of law or practicality in many emerging market countries. In addition, the SEC, U.S. Department of Justice and other U.S. authorities often have substantial difficulties in bringing and enforcing actions against non-U.S. companies and non-U.S. persons, including company officers and directors, in certain emerging markets due to jurisdictional limitations and various other factors.

The securities markets of emerging market countries may have substantially less trading volume, resulting in a lack of liquidity and high price volatility. There may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries as well as a high concentration of investors and financial intermediaries. In addition, securities markets of emerging market countries may be subject to potential market closures due to market, economic, political, regulatory, geopolitical, environmental, public health, or other conditions.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed countries because brokers and counterparties in such countries may be less well-capitalized and custody and registration of assets in some countries may be unreliable.

Emerging market country debt is subject to high risk and may not be rated for creditworthiness by any internationally recognized credit rating organization. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. If a government obligor defaults on its obligation, an investor may have limited resources and may not be able to enforce a judgment against a foreign government.

A sub-set of emerging market countries are considered to have frontier markets. Frontier market countries generally have smaller, less diverse economies and less mature capital markets than larger emerging market countries, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity.

Certain trading structures or protocols in some emerging markets involve the risks described above to a greater degree than in developed markets or even in other emerging markets. For example, certain eligible Chinese securities listed and traded on the Shanghai Stock Exchange (SSE) and the Shenzhen Stock Exchange may be invested in through the Shanghai and Shenzhen-Hong Kong – Stock Connect (Stock Connect) program (Stock Connect Securities), or through additional stock connect programs that may be available in the future. Stock Connect is a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (PRC) via brokers in Hong Kong. The underdeveloped state of the PRC’s investment and banking system subjects the settlement, clearing and registration of Stock Connect Securities to heightened risks.

Stock Connect is subject to regulations promulgated by regulatory authorities for both the SSE and the Stock Exchange of Hong Kong (SEHK), and further regulations or restrictions, such as trading suspensions, may adversely affect Stock Connect and Stock Connect Securities. There is no guarantee that the systems required to operate Stock Connect will function properly or that both exchanges will continue to support Stock Connect in the future.

PRC Regulations require that, in order to sell Stock Connect Securities, a Fund must pre-deliver the Stock Connect Securities to a broker. If the Stock Connect Securities are not in the broker’s possession before the market opens on the day of sale, the sell order will be rejected. This requirement could limit a Fund’s ability to dispose of its Stock Connect Securities purchased through Stock Connect in a timely manner.  While Stock Connect is not subject to individual investment quotas, daily and aggregate purchase quotas apply to the aggregate volume on Stock Connect, which may restrict or preclude investment in Stock Connect Securities. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with the program’s rules, and therefore are subject to liquidity risk. For example, when the SEHK is closed, investors will not be able to trade Stock Connect Securities at a time when Stock Connect Securities are trading on the SSE.

The Hong Kong Securities Clearing Company Limited (HKSCC) acts as nominee for Stock Connect Securities. As a result, investors will depend upon the cooperation of HKSCC to exercise certain shareholder rights, such as participation in corporate actions or shareholder meetings. It will not be possible for investors to pursue legal recourse against issuers of Stock Connect Securities without the participation of HKSCC, which is under no obligation to do so. It is currently unclear whether mainland Chinese courts would recognize investors’ beneficial ownership of the Stock Connect Securities in the event HKSCC as nominee holder, or another entity within the ownership structure, were to become insolvent. This could prevent or delay recovery of investor assets. Investment in Stock Connect Securities may not be covered by the securities investor protection programs of either exchange and, without such protection, would be subject to the risk of default of the investor’s broker.

These and other risks may exist to varying degrees in connection with investments through other trading structures, protocols and platforms in emerging markets.

Equity Securities.  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, depositary receipts for such securities, equity interests in real estate investment trusts (REITs), securities of investment companies, and other similar interests in an issuer.  The price of an equity security fluctuates in response to issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, as well as to investor perceptions of these conditions. Prices can decrease significantly in response to these conditions, and these conditions can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these conditions. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain changes or events, such as political, social, or economic developments, including increasing or negative interest rates or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan (which has in the past resulted and may in the future result in a government shutdown); market closures and/or trading halts; government or regulatory actions, including the imposition of tariffs or other protectionist actions and changes in fiscal, monetary, or tax policies; natural disasters; outbreaks of pandemic and epidemic diseases; terrorist attacks; war; and other geopolitical changes or events, can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or segment of an equity market. Climate change regulation (such as decarbonization legislation or other mandatory controls to reduce emissions of greenhouse gases) could significantly affect many of the companies in which the Fund invests by, among other things, increasing those companies’ operating costs and capital expenditures. Equity markets may be susceptible to market manipulation or other fraudulent practices which could disrupt the orderly functioning of these markets or adversely affect the value of instruments that trade in such markets.

A widespread health crisis such as a global pandemic could cause substantial market volatility and have long-term effects on the U.S. and world economies and markets generally.  For example, the COVID-19 outbreak has resulted in significant disruptions to global business activity, including closed international borders, quarantines and travel restrictions, disruptions to business operations and supply chains, and lower consumer demand and economic output.  The impact of this outbreak and other epidemics and pandemics that may arise in the future could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general in significant and unforeseen ways.  A health crisis may also exacerbate other pre-existing political, social and economic risks.  Any such impacts could adversely affect the prices and liquidity of the Fund’s investments and the Fund’s performance.

Floating Rate Certificates. Each holder of a floating rate certificate has the option at specified times to tender its certificate to the issuer or a specified third party acting as agent for the issuer for purchase at the stated amount of the certificate plus accrued interest. Floating rate certificates may be floating or variable rate securities. The issuer or third party agent may be unable to purchase the certificates on the purchase date due to a variety of circumstances, which may result in a loss of value of the certificates.

Foreign Currencies. Changes in currency exchange rates can significantly impact the financial condition of a company or other issuer with exposure to multiple countries. In addition, foreign securities may be denominated in foreign currencies and currencies may be purchased directly. Accordingly, changes in the values of those currencies may have a positive or negative effect on the value of securities denominated in that currency or the value of the currency itself.

While holding currencies permits an investor to take advantage of favorable movements in the applicable exchange rate, this strategy also exposes the investor to risk of loss if exchange rates move in a direction adverse to the investor’s position. Such losses could reduce any profits or increase any losses sustained by the investor from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

The values of other currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, tariffs, and other political or regulatory developments.  Currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

Some foreign countries have managed currencies, which are not free floating against the U.S. dollar. Managed currencies can experience a steep devaluation relative to the U.S. dollar. In addition, certain foreign countries may restrict the free conversion of their currencies into other currencies and certain foreign currencies may not trade outside their local country.

Although foreign currency dealers generally do not charge a fee for foreign currency transactions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer.

Foreign currency transactions are contracts to purchase or sell foreign currencies for settlement on a future date.  Foreign currency transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date are referred to as deliverable forwards.  Depending on time to settlement and certain other characteristics, certain deliverable forwards can be referred to as “spot” foreign currency transactions.   Foreign currency transactions that do not provide for physical settlement of the two currencies but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and current rate at settlement based upon an agreed upon notional amount are referred to as non-deliverable forwards.  Depending on whether a foreign currency transaction is deemed to be a spot, a deliverable forward or a non-deliverable forward in a particular jurisdiction, the transaction may be subject to no or different regulatory requirements, including but not limited to reporting, margin, clearing and exchange trading or trading on other public facilities.  Numerous regulatory changes related to foreign currency transactions are expected to occur over time and could materially and adversely affect the ability of the Fund to enter into foreign currency transactions or could increase the cost of foreign currency transactions. In the future, certain foreign currency transactions may be required to be subject to initial as well as variation margin requirements.  Foreign currency transactions that are not centrally cleared are subject to the creditworthiness of the counterparty to the foreign currency transaction (usually large commercial banks), and their values may decline substantially if the counterparty’s creditworthiness deteriorates. In a cleared foreign currency transaction, performance of the transaction will be effected by a central clearinghouse rather than by the original counterparty to the transaction. Foreign currency transactions that are centrally cleared will be subject to the creditworthiness of the clearing member and the clearing organization involved in the transaction.

A “settlement hedge” or “transaction hedge” attempts to protect against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a foreign currency transaction for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. Foreign currency transactions to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

Foreign currency transactions can be used to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if an investor owned securities denominated in pounds sterling, the investor could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. An investor could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Foreign currency transactions can also be used to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

Swap agreements, indexed securities, hybrid securities and options and futures contracts relating to foreign currencies can be used for the same purposes.

Successful use of currency management strategies will depend on MFS’ skill in analyzing currency values. Currency management strategies may increase the volatility of a Fund’s returns and could result in significant losses to a Fund if currencies do not perform as MFS anticipates. For example, if a currency’s value rose at a time when MFS had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency’s appreciation. If MFS hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if MFS increases a Fund’s exposure to a foreign currency and that currency’s value declines, a Fund will realize a loss. There is no assurance that MFS’ use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.

Foreign Markets. Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies may involve significant risks. Foreign investments involve risks relating to local political, economic, regulatory, or social developments, military action or unrest, adverse diplomatic developments, or government involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises), and may be affected by actions of U.S. and foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, imposition of tariffs or other economic and trade sanctions, embargoes, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, entering or exiting trade or other intergovernmental agreements, or other government action.

Economic or other sanctions imposed on a foreign country or issuer by the U.S., or on the U.S. by a foreign country, could impair a Fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain securities. Sanctions could also affect the value and/or liquidity of a foreign security. The debt instruments of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

Foreign markets, while growing in volume and sophistication, may not be as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign trading, settlement and custodial practices (including those involving settlement where Fund assets may be released prior to receipt of payment) may be less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker/dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding or other taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments. Some countries limit the ability to profit from short-term trading (as defined in that country).

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers may not be bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. Foreign securities may trade on markets that are closed when the U.S. markets are open.  As a result, accurate pricing information based on foreign market prices may not always be available. In general, there may be less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries. Investors in foreign countries may have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other U.S. authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

Some foreign investments impose restrictions on transfer within the United States or to U.S. persons. Although investments subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign investments that are not subject to such restrictions.

Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. While the Fund makes reasonable efforts to stay informed of foreign reporting requirements relating to the Fund’s non-U.S. portfolio securities, no assurance can be given that the Fund will satisfy applicable foreign reporting requirements at all times.

On January 31, 2020, the United Kingdom withdrew from the European Union (commonly referred to as “Brexit”). An agreement between the United Kingdom and the European Union governing their future trade relationship became effective January 1, 2021. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the United Kingdom and throughout Europe. There is still considerable uncertainty relating to the potential consequences of the exit, how the negotiations for new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the European Union. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the European Union, or the possibility of such exits, or the abandonment of the Euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell in the future a specific quantity of an asset, currency, interest rate, index, commodity, instrument or other indicator at a specific price and time. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. The value of a futures contract typically fluctuates in correlation with the increase or decrease in the value of the underlying indicator. The buyer of a futures contract enters into an agreement to purchase the underlying indicator on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying indicator on the settlement date and is said to be “short” the contract. Futures on indexes and futures not calling for physical delivery of the underlying indicator will be settled through cash payments rather than through delivery of the underlying indicator.

If a fund is the purchaser or seller of a futures contract, the fund is required to deposit “initial margin” with a futures commission merchant (“FCM”) when the futures contract is entered into.  Initial margin is typically calculated as a percentage of the contract’s notional amount. The minimum margin required for a futures contract is set by the exchange on which the contract is traded and may be increased by the FCM during the term of the contract. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract.

The risk of loss in trading futures contracts can be substantial, because of the low margin required, the extremely high degree of leverage involved in futures pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor, and with respect to certain futures contracts, short futures positions may theoretically result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments equal to the daily change in value of the futures contract. In addition, on the settlement date, an investor in physically settled futures may be required to make delivery of the indicators underlying the futures positions it holds.

Futures can be sold until their last trading dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. It may not be possible to liquidate or close out a futures contract at any particular time or at an acceptable price and an investor would remain obligated to meet margin requirements until the position is closed. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

Futures are subject to the creditworthiness of the FCM(s) and clearing organizations involved in the transaction.

Foreign futures contracts may not be subject to the same level of regulation as U.S. futures contracts, and foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the U.S. may involve greater risk of loss than U.S. traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, clearing member, clearing house, or other party that may owe margin to a fund.

If MFS attempts to use a futures contract as a hedge against, or as a substitute for, a portfolio investment, the futures position may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Hybrid Instruments. Hybrid instruments are generally considered derivatives and combine the elements of swaps, futures contracts, or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt instrument, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, commodities, indexes, economic factors or other measures, including interest rates, currency exchange rates, or commodities or securities indices, or other indicators.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument.  The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying indicators to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand profiles of the underlying indicators and interest rate movements. Hybrid instruments may be highly volatile.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying asset or indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or indicator may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying indicator is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

If MFS attempts to use a hybrid instrument as a hedge against, or as a substitute for, a portfolio investment, the hybrid instrument may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving hybrid instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments. Under certain conditions, the redemption value of such an investment could be zero. In addition, hybrid instruments are subject to the creditworthiness of the issuer of the hybrid instrument, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures, options, and swaps by and to U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Inflation-Indexed Bonds. Inflation-indexed bonds are debt instruments whose principal and/or interest value are adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

U.S. Treasury Inflation Protected Securities (“TIPS”) currently are issued with maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. The principal amount of TIPS adjusts for inflation, although the inflation-adjusted principal is not paid until maturity. Semiannual coupon payments are determined as a fixed percentage of the inflation-adjusted principal at the time the payment is made.

If the rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or at the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.

While these securities, if held to maturity, are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to an expansion of non-

inflationary economic activity), investors in these securities may not be protected to the extent that the increase in rates is not reflected in the bond’s inflation measure.

The inflation adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Interfund Borrowing and Lending Program.  Pursuant to an exemptive order issued by the SEC, the Fund may borrow money from and/or lend money to other Funds advised by MFS and for which MFD acts as the principal underwriter.  Any loans under the program will be set at an interest rate that is the average of the highest rate available to a lending MFS Fund from an investment in overnight repurchase agreements and the approximate lowest rate at which bank short-term loans would be available to a borrowing MFS Fund.  A borrowing MFS Fund may have to borrow from a bank at a higher rate if an interfund loan is called or not renewed.  Any delay in repayment of an interfund borrowing to a lending MFS Fund could result in lost investment opportunities or borrowing costs.

Large Shareholder Risk: From time to time, shareholders of the Fund (which may include institutional investors, financial intermediaries, or other MFS Funds) may make relatively large redemptions or purchases of Fund shares.  These transactions may cause the Fund to sell securities or invest additional cash, as the case may be, at disadvantageous prices.  While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times it would not otherwise do so.  Redemptions of a large number of shares also may increase transaction and other costs or have adverse tax consequences for shareholders of the Fund by requiring a sale of portfolio securities.  In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.  Purchases of a large number of shares may adversely affect the Fund’s performance to the extent that it takes time to invest new cash and the Fund maintains a larger cash position than it ordinarily would.

Lending. The Fund may not lend any security or make any other loan, if as a result, more than 33 1/3% of its total assets would be lent to other parties. This limitation does not apply to the purchase of debt instruments, money market instruments, repurchase agreements, loans, or other direct indebtedness.

Lending of Portfolio Securities. Portfolio securities may be lent to approved entities, including banks, broker/dealers and their affiliates, and would be required to be secured by collateral in cash, an irrevocable letter of credit, or U.S. Government securities maintained on a current basis at an amount generally at least equal to the market value of the securities loaned. When one party lends portfolio securities to another party, the lender has the right to call the loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the borrower pays the lender an amount equal to any interest or dividends received on the securities loaned. The lender also receives a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The lender does not, however, have the right to vote any securities having voting rights during the existence of the loan, but it can call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment; however, it is sometimes not feasible, particularly in the case of foreign securities, to recall the securities in time to vote the shares. The Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest, through investment of cash collateral by the Fund or a fee. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the lender may not be able to recover the securities loaned or gain access to the collateral. These delays and costs could be greater for foreign securities. If the lender is not able to recover the securities loaned, the lender may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment and related transaction costs by the time the replacement investment is purchased. The Fund bears the risk of any investment loss from cash received as collateral that is invested in other eligible securities, including shares of a money market fund. The Fund engages securities lending agents to arrange loans of the portfolio securities.  The Fund pays a fee to such agents.

Services provided by the securities lending agents include locating borrowers; evaluating the initial and ongoing creditworthiness of borrowers; determining and monitoring the value of loaned securities and collateral; monitoring collateral requirements and collecting additional collateral as necessary; collateral transfer; cash collateral management; negotiation of loan terms; selection of securities to be loaned; recordkeeping and reporting; monitoring lending restrictions; monitoring for loan position modifications due to corporate actions; monitoring distribution activity and delivering any distributions from securities on loan; monitoring proxy votes related to U.S. loaned securities; and arranging for the return of loaned securities at loan termination or as otherwise required.

New regulations require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements in the event the counterparty or its affiliate becomes subject to a resolution or insolvency proceeding.

Income and fees related to securities lending activities for the Fund’s most recent fiscal year are set forth in APPENDIX O.

Leveraging. Certain transactions and investment strategies, including when-issued, delayed delivery, and forward commitment purchases, mortgage dollar rolls, and some derivatives, can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to the Fund. Leverage can cause increased volatility by magnifying gains or losses.

Liquidity. Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. At times, all or a significant portion of a market may not have an active trading market. Without an active trading market where frequent and large purchase and sale transactions of a security occur without significantly affecting the price of that security, it may be difficult to value and not possible to sell these investments and the Fund may have to sell certain of these investments at a price or time that is not advantageous in order to meet redemptions or other cash needs.

The Fund has implemented a liquidity risk management program pursuant to Rule 22e-4 under the 1940 Act that MFS believes is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.  In accordance with Rule 22e-4, the Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments.  In the event the Fund’s illiquid investments exceed 15% of the Fund’s net assets, MFS will take certain actions, including reporting the occurrence to the Board and providing the Board with information regarding how MFS plans to bring the Fund’s illiquid investments to or below 15% of the Fund’s net assets within a reasonable time. While the Fund’s liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and may not reduce the liquidity risk inherent in a Fund’s investments.

Loans and Other Direct Indebtedness. Loans and other direct indebtedness are interests in amounts owed by corporations, governmental or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods and services (trade claims and other receivables), or to other parties. Some loans may be unsecured in part or in full. Loans may be in default at the time of purchase. Loans that are fully secured should protect the purchaser to a greater extent than unsecured loans in the event of nonpayment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with the default of a secured loan would satisfy the borrower’s obligation, or that such collateral could be liquidated.

Loans generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders’ rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent typically may be appointed by the lenders. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent’s general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Loans may be acquired by participating directly in a lending syndicate as a lender. Alternatively, loans or an interest in loans may be acquired by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the acquirer assumes all of the rights of the lender in the loan or of the participant in the participants’ portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the acquirer purchases a portion of the lender’s or the participants’ interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several risks. The acquirer must rely on another party not only for the enforcement of the acquirer’s rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan and may be subject to the credit risk of the other party in addition to the borrower. The acquirer may be subject to delays, expenses, and risks that are greater than those that would be involved if the acquirer could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the acquirer may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the acquirer also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the acquirer to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

Direct indebtedness includes trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims may be purchased when such companies are in default.

The ability to receive payments of principal and interest on loans and other direct indebtedness will depend primarily on the financial condition of the borrower. Because an acquirer may be required to rely on another party to collect and to pass on to it amounts payable with respect to the loan or other direct indebtedness and to enforce the acquirer’s rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the acquirer from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

Revolving credit facilities and other standby financing commitments obligate the purchaser to fund additional cash on a certain date or on demand. A revolving credit facility differs from other types of financing commitments in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a purchaser to increase its investment in a company at a time when the purchaser might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Historically, loans normally have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange traded. Loans may also not be considered “securities,” and purchasers may not be entitled to rely on the anti-fraud and other protections of the federal securities laws.

Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be of lower quality or may have higher prices.

With respect to its management of investments in bank loans, MFS will normally seek to avoid receiving material, non-public information (MNPI) about the issuers of bank loans being considered for acquisition by the Fund or held by the Fund. In many instances, borrowers may offer to furnish MNPI to prospective investors, and to holders, of the issuer’s loans. MFS’ decision not to receive MNPI may place MFS at a disadvantage relative to other investors in loans (which could have an adverse effect on the prices the Fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, MFS’ ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that MFS’ decision not to receive MNPI under normal circumstances could adversely affect the Fund’s investment performance.

Notwithstanding its intention generally not to receive MNPI with respect to its management of investments in loans, MFS may from time to time come into possession of MNPI about the issuers of loans that may be held by the Fund. Possession of such information may in some instances occur despite MFS’ efforts to avoid such possession, but in other instances MFS may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, MFS’ ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on MFS’ ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Master Limited Partnerships.  Master limited partnerships are limited partnerships in which ownership interests are publicly traded.  Master limited partnerships typically own interests in properties or businesses related to the oil and gas industries, although they may own other types of investments.  Investments in master limited partnerships are subject to similar risks to those associated with the specific industry or industry in which the partnership invests, such as the risk of investing in the real estate or oil and gas industries.  In addition, investments in master limited partnerships are subject to the risks of investing in a partnership, including limited control and voting rights on matters affecting the partnership and fewer investor protections compared to corporations.

MFS Funds-of-Funds Conflict of Interest Risk. In managing MFS Fund-of-Funds and underlying funds, MFS is subject to conflicts of interest in selecting and substituting underlying funds for which it is the adviser (e.g., because the management fees paid by some underlying funds are higher than the management fees paid by other underlying funds), and, more generally, in fulfilling its obligations with respect to both the MFS Fund-of-Funds and the underlying funds. Therefore, a conflict of interest exists because MFS has an incentive to allocate fund assets into underlying funds that produce the greatest fees for MFS; however, MFS is legally obligated to act in the best interests of both the MFS Fund-of-Funds and the underlying funds.

Money Market Instruments. Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and various government obligations, such as Treasury bills. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities. Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security.

Mortgage-Backed Securities. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. The payment of principal and interest and the price of a mortgage-backed security generally depend on the cash flows generated by the underlying mortgages and the terms of the mortgage-backed security. In addition, tax or other regulatory changes may adversely affect the mortgage-backed securities market as a whole. Mortgage-backed securities are backed by different types of mortgages, including commercial and residential properties and reverse mortgages. Investments in mortgage-backed securities are impacted by the industry, sector, and geographic region of the underlying mortgages. Mortgage-backed securities include various types of securities such as pass-throughs, stripped mortgage-backed securities, and collateralized mortgage obligations. There are a wide variety of mortgage types underlying these securities, including mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), and by private issuers, such as commercial banks, savings and loan institutions and mortgage companies. Government mortgage-backed securities are backed by the full faith and credit of the United States as to payment of principal and interest. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers of government-related mortgage-backed securities include FNMA and FHLMC. FNMA is a congressionally chartered corporation subject to general regulation by the Secretary of Housing and Urban Development.

Securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned government-sponsored enterprise established by Congress. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC.

Under the Federal Housing Finance Agency’s “Single Security Initiative,” FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of FNMA and FHLMC mortgage-backed securities.  In June 2019, FNMA and FHLMC started to issue UMBS in place of their current offerings of TBA-eligible mortgage-backed securities.  The effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain.

Private mortgage-backed securities represent interest in pools consisting of residential or commercial mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage companies. Private mortgage-backed securities may be subject to greater credit risk and be more volatile than government or government-related mortgage-backed securities. In addition, private mortgage-backed securities may be less liquid than government or government-related mortgage-backed securities.

Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above.  Interests in pools of mortgage-related securities differ from other forms of debt instruments, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities typically provide a monthly payment which consists of both interest and principal payments.  In effect, these payments generally are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs incurred.

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. The occurrence of prepayments is a function of several factors, including interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or the location and age of other underlying obligations, regulatory requirements, and other social and demographic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool is difficult to predict. The rate of principal payments for a reverse mortgage-backed security depends on a variety of economic, geographic, social, and other factors, including interest rates and borrower mortality. Reverse mortgage-backed securities may respond differently to economic, geographic, social, and other factors than other mortgage-backed securities. A Fund’s ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and securitized instruments. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities typically have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes drastically, with respect to securitizations involving mortgage loans. The effects of the COVID-19 virus and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.

Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by residential or commercial loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a “tranche.” The CMO structure enables the issuer to direct the principal and interest cash flow generated by the collateral of the different tranches in a prescribed manner in order to meet different investment objectives. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest-pay” tranches of bonds, as specified in the Prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the Prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities, as well as varied expected average lives and risk characteristics. Other structures include floating rate CMOs, parallel pay CMOs, planned amortization classes, accrual bonds and CMO residuals. These structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

A primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and prices of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities. The value of CMOs collateralized by commercial mortgages or commercial mortgage pass-through securities depend on the cash flow and volatility of the commercial loans, the volatility and reliability of cash flows associated with the commercial properties; the type, quality, and competitiveness of the commercial properties; the experience, reputation and capital resources of the borrower and the manager; the location of the commercial properties; the quality of the tenants; and the terms of the loan agreements.

Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.  SMBSs may be less liquid than other types of mortgage-backed securities.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Mortgage “Dollar Roll” Transactions. In mortgage “dollar roll” transactions, the investor sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the investor foregoes principal and interest paid on the mortgage-backed securities. The lost interest is compensated by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. A commitment fee may also be received for participation in such transaction.

If the income and capital gains from the investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will result in a lower return than would have been realized without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities that are required to be purchased in the future may decline below the agreed upon repurchase price of those securities. If the party to whom the securities are sold becomes insolvent, the right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investor’s ability to correctly predict interest rates and prepayments.

A dollar roll can be viewed as a borrowing.  If a Fund makes additional investments while a dollar roll is outstanding, this may be considered a form of leverage.

Municipal Instruments. Debt obligations or other instruments or participations therein issued by or on behalf of (or that are otherwise treated for federal tax purposes as issued by or an obligation of) states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, are known as “municipal instruments.” Generally, interest received on municipal instruments is exempt from federal income tax. The tax-exempt nature of the interest on a municipal instrument is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. There is no assurance that the IRS will agree with bond counsel’s opinion that such interest is tax-exempt or that the interest payments on such municipal instruments will continue to be tax exempt for the life of the municipal instrument. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the municipal instrument. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal instrument could become federally taxable, possibly retroactively to the date the municipal instrument was issued and an investor may need to file an amended income tax return. Certain types of structured securities are designed so that tax-exempt interest from municipal instruments held by the underlying entity will pass through to the holders of the structured security. There is no assurance that the IRS will agree that such interest is tax exempt.

From time to time, proposals have been introduced before Congress and state legislatures to restrict or eliminate the federal and state income tax exemption for interest on municipal instruments.  Similar proposals may be introduced in the future.  Such legislation or court or tax rulings that eliminate or cap the federal and/or state deduction of interest from municipal instruments could adversely affect the price of municipal instruments and the interest paid by the municipal instruments, and may restrict or eliminate the ability of the Fund to achieve its respective investment objective.

The value of municipal instruments can be affected by changes in their actual or perceived credit quality.  The credit quality and ability to pay principal and interest when due of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, or political or economic developments in the region where the instrument is issued.  Municipal instruments generally trade in the over-the-counter market. Information about the financial condition of an issuer of municipal bonds may not be as extensive or frequently available as that which is made available by corporations whose securities are publicly traded.

General obligation bonds are backed by the issuer’s pledge of its full faith and credit and taxing power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, territories, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited. Additionally, there may be limits as to the rate or amount of special assessments or taxes that can be levied to meet these obligations.

Some general obligation bonds are backed by both a pledge of a specific revenue source, such as a special assessment or tax and an issuer’s pledge of its full faith and credit and taxing power. Debt service from these general obligation bonds is typically paid first from the specific revenue source and second, if the specific revenue source is insufficient, from the general taxing power.

Revenue bonds are generally backed by the specific revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state’s or local government’s proportionate share of the payments from the Tobacco Master Settlement Agreement. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Industrial development bonds, a type of revenue bond, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for a variety of purposes, including economic development, solid waste disposal, transportation, and pollution control. Although the principal security for revenue bonds is typically the revenues of the specific facility, project, company or system, many revenue bonds are secured by additional collateral in the form of a mortgage on the real estate comprising a specific facility, project or system, a lien on receivables and personal property, as well as the pledge of various reserve funds available to fund debt service, working capital, capital expenditures or other needs. Specific revenues and other security pledged may be insufficient to pay principal and interest due which will cause the price of the bonds to decline. In some cases, revenue bonds issued by an authority are backed by a revenue stream unrelated to the issuer, such as a hotel occupancy tax, a sales tax, or a special assessment. In these cases, the ability of the authority to pay debt service is solely dependent on the revenue stream generated by the special tax. Furthermore, the taxes supporting such issues may be subject to legal limitations as to rate or amount.

Municipal bond insurance policies typically insure, subject to the satisfaction of the policy conditions and certain other restrictions, timely and scheduled payment of all principal and interest due on the underlying municipal instruments. Municipal bond insurance does not insure against market fluctuations which affect the price of a security.

The insurance may be obtained by either (i) the issuer at the time the municipal instrument is issued, commonly referred to as primary market insurance, or (ii) another party after the municipal instrument has been issued, commonly referred to as secondary market insurance.

The value of a municipal bond insurance policy is dependent on the credit quality and financial strength of the company providing such insurance and its ability to fulfill its claims-paying obligations. As a result of ratings downgrades and withdrawals from the municipal bond insurance business, some municipal bond insurance policies may have little or no value.

Municipal bonds may be more susceptible to downgrades or defaults during economic downturns or similar periods of economic stress, which in turn could affect the market values and marketability of many or all municipal obligations of borrowers in a state, U.S. territory, or possession. For example, the COVID-19 outbreak stressed the financial resources of certain municipal issuers, weakening their ability to meet their financial obligations and, in some cases, harming the value of the Fund’s investments. Factors contributing to the economic stress on municipal issuers included an increase in expenses associated with combatting the COVID-19 pandemic and a decrease in revenues supporting the bonds due to factors such as lower sales tax revenue as a result of decreased consumer spending, lower income tax revenue due to higher unemployment, and a decrease in the value of collateral backing the revenue bonds issued by hospitals, colleges and universities, toll roads, convention centers, stadiums, casinos, and others due to closures and/or curtailment of services and/or changes in consumer behavior.  These risk factors were mitigated by significant Federal aid, however, and have shown signs of abating as the U.S. economy reopens.  Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for a Fund to sell the security at the time and the price that normally prevails in the market. In light of the uncertainty surrounding the magnitude, duration, reach, costs and effects of the COVID-19 pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties,  it is difficult to predict the level of financial stress and duration of such stress municipal issuers may experience.

In addition to being downgraded, if a municipality experiences significant financial distress, depending on applicable law, it may become subject to emergency oversight, and in some jurisdictions may be eligible to file a petition for relief under Chapter 9 of the U.S. Bankruptcy Code.  As a result of these actions, a distressed municipality may be entitled to certain protections from the enforcement of rights and remedies by creditors in order to permit the municipality to negotiate and execute a plan for the reorganization of its debts.  Such a reorganization of debts may include the extension of debt maturities, reduction in the amount of principal and interest due thereon, alterations to contractual provisions and other measures which may significantly affect the value of the securities issued by the municipality and the value of the Fund’s investments therein.

Education.  In general, there are two types of education-related bonds: (i) those issued to finance projects for public and private colleges and universities, charter schools and private schools, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funding or to fund construction and other projects which benefit the educational institution are subject to many risks, including the risks of unanticipated revenue decline, primarily the result of decreasing student enrollment, decreasing state and federal funding, or a change in general economic conditions, including the events surrounding the COVID-19 pandemic. Additionally, higher than anticipated costs associated with salaries, utilities, insurance or other general expenses, including those associated with the curtailment of on campus activities due to the COVID-19 pandemic, could impair the ability of a borrower to make annual debt service payments. Charter schools are subject to the additional risk that the contract (or charter) may be revoked for failure to meet academic or fiscal management standards, safety or health-related issues, or other reasons. Student loan revenue bonds are typically offered by state (or substate) entities and are primarily backed by pools of private student loans. Underlying student loans are generally unsecured loans made to parents or students which may be supported by reserves or other forms of credit enhancement. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, unemployment rates, the trust’s overall ability to generate excess spread, and loan modifications. Since bonds are issued prior to the origination of student loans, there is risk that bond proceeds are not fully disbursed to students, in which case the issuer has the option to retire bonds prior to the stated maturity or call date. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, bankruptcy protection for student loan borrowers, and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry is highly regulated at both the state and federal level. There are generally two types of electric utilities: municipal owned and investor owned. Municipal owned utilities typically benefit from a monopoly position and self-imposed rates, whereas investor owned utilities are typically subject to state and federal oversight for rates and/or subject to competition. Regardless of type, risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects on demand from economic conditions, (d) the effects of conservation on energy demand, (e) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (f) timely and sufficient rate increases allowing for reasonable cost recovery including growing retiree obligations and changing fuel prices, (g) maintenance of existing assets and (h) timely and efficient construction of new assets including those to meet renewable energy mandates.

Health Care. The health care industry includes providers such as hospitals, nursing homes, retirement communities, and community health organizations.  It is subject to regulatory action by a number of governmental agencies at the federal, state, and local level. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. A second major source of revenues for the health care industry is payments from private insurance companies and health maintenance organizations. As such, any changes to and reductions in reimbursement rates from these entities for services provided could be detrimental to the revenues of the providers. Numerous other factors may affect the industry, such as general and local economic conditions, including the COVID-19 pandemic and associated revenue and expense pressures; the real estate market; demand for services; expenses (including for example, labor, malpractice insurance premiums and pharmaceutical products); and competition among health care providers.  In the future, the following factors may adversely affect health care facility operations: national health reform legislation or proposed legislation; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds typically are issued by a state, county, or local housing authority and are secured by mortgage loan repayments. The proceeds of these bonds may be used to make mortgage loans for single-family housing, multi-family housing, or a combination of the two. Due to the difficulty in precisely predicting demand for mortgages, there is a risk that the bond proceeds will be in excess of demand, which could result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued, and is negatively impacted by an increase of the rate of mortgage defaults. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, the scheduled payments of principal and interest depend in part upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. The financing of housing projects is affected by a variety of factors, including general economic conditions, interest rates, and real estate prices, which may impact the borrower’s ability to pay debt service and may impair the value of the collateral securing the bonds, if any. Some authorities provide additional security for the bonds in the form of insurance, subsidies (federal, state, or local), additional collateral, or state pledges (without obligation) to make up deficiencies.  With respect to multi-family housing, additional risk factors include satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends. With respect to single family housing, additional risk factors include the additional credit risk of first-time homebuyers with lower incomes and mortgages with little or no equity.

Prepaid Gas Bonds.  Payment of principal and interest on prepaid gas bonds is subject to the key risk that the gas supplier fails to provide the natural gas as agreed over the life of the contract between the gas supplier and the municipal utility.  The gas supplier’s obligation to provide the natural gas is guaranteed by a financial institution and therefore the credit quality of this financial institution is an important factor in the credit quality and value of the bonds.  Additional risks include the willingness and ability of the municipal utilities to purchase the gas when delivered.  Failure to do so, among other things, could result in the bond being called.

Tender Option Bonds. The Fund may invest in certificates issued in tender option bond (TOB) transactions.  A TOB is a common way of referring to floating rate certificates issued by a special purpose trust into which one or more municipal instruments are deposited. In a TOB transaction, the trust issues two classes of securities.  The first class, the floating rate certificates (floaters), is typically sold to third-party investors and pays an interest rate that is reset periodically based on a specified index.  The second class, the inverse floating rate certificates (inverse floaters), is typically issued to the investor(s) that deposited the municipal instruments into the trust, and pays an interest rate based on the difference between the interest rate earned on the underlying municipal instruments and the interest rate paid on the floaters, after expenses.

Holders of the floaters generally have the right to tender such securities back to the TOB trust for par plus accrued interest.  A remarketing agent for the trust is required to attempt to re-sell any tendered floaters to new investors for the purchase price (the stated amount of the floaters plus accrued interest). If the remarketing agent is unable to successfully re-sell the tendered floaters, depending on the structure of the trust, a liquidity provider to the trust may elect to cause the trust to sell the municipal instruments held by the trust in an amount sufficient to purchase any tendered floaters or may provide a loan to the trust, the proceeds of which will be used to purchase the tendered floaters.

Holders of the inverse floaters typically have the right to partially or totally collapse their interest in the TOB trust by causing the holders of a proportional share of the floaters to tender their notes to the TOB trust at par plus accrued interest. Thereafter, holders of the inverse floaters may withdraw a corresponding share of the municipal instruments from the TOB trust.

Because holders of the floaters have the right to tender their securities to the TOB trust at par plus accrued interest, holders of the inverse floaters are exposed to all of the gains or losses on the underlying municipal bonds, despite the fact that their net cash investment is significantly less than the value of those bonds. This multiplies the positive or negative impact of the underlying bonds’ price movements on the value of the inverse floaters, thereby creating effective leverage.

Due to the leveraged nature of these investments, the value of an inverse floater will increase and decrease to a greater extent than the value of the TOB trust’s underlying municipal bonds in response to changes in market interest rates or credit quality. An investment in inverse floaters typically will involve greater risk than an investment in a fixed rate municipal bond.

Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floaters, or other obligations or certificates structured to have similar features, generally moves in the opposite direction from interest rates. The value of an inverse floater can be more volatile than the value of other debt instruments of comparable maturity and quality; during periods of rising interest rates, the prices of inverse floaters will tend to decline more quicky than those of fixed rate instruments. Inverse floaters incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates.

A TOB transaction typically provides for the automatic termination of the trust upon the occurrence of certain adverse events. These events may include, among others, a credit rating downgrade or decrease in the value of the underlying municipal instruments below a specified level, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors floaters that have been tendered for repurchase. Following such an event, the underlying municipal instruments are generally sold for current market value and the proceeds generally distributed first to holders of the floaters in an amount equal to the purchase price of their securities plus accrued interest and then to the holders of the inverse floaters. The sale of the underlying municipal instruments following such an event could be at an adverse price that might result in the loss by the Fund of a substantial portion, or even all, of its investment in the related inverse floater.

Other accounts that are advised or sub-advised by MFS or its affiliates may make concurrent side-by-side investments in the same TOB trust, with each account participating in the TOB trust independently of the other participating accounts.  In such a scenario, each account will generally bear the benefits and burdens of its proportional investment in the trust.

Both Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act apply to tender option bond programs.  As a result of the Volcker Rule and Risk Retention Rules, one or more investors in each TOB trust’s inverse floaters must serve as the “sponsor” of the trust and undertake certain responsibilities.  To the extent the Fund serves as such a sponsor, although the Fund may use a third-party service provider to complete some of these additional responsibilities, being the sponsor of the trust may give rise to certain additional risks including compliance, securities law and operational risks.

Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities. In addition, inverse floaters are subject to the risk that the structure does not work as intended and are subject to the credit risk of any third party service provider and to the third party service provider’s ability or willingness to perform in accordance with the terms of the arrangement.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the economic conditions of the airport’s service area and may be affected by the business strategies and fortunes of specific airlines. They may also be subject to competition from other airports and modes of transportation. Air traffic generally follows broader economic trends and may be affected by the price and availability of fuel as well as perceived global safety risks including the COVID-19 pandemic. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area, including the COVID-19 pandemic and associated decline in movement and shift towards telework. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a single source of revenue --- a state or jurisdiction’s proportionate share of periodic payments made by tobacco companies under the Master Settlement Agreement (the “MSA”) entered into by participating cigarette manufacturers, 46 states, and other jurisdictions in November of 1998 in settlement of certain smoking-related litigation. Annual payments on the bonds are dependent on the receipt by the issuer of future settlement payments under the MSA. These annual payments are subject to numerous adjustments. The actual amount of future settlement payments depends on annual domestic cigarette shipments, inflation, market share gains by non-participating cigarette manufacturers, the resolution of disputes between the states and participating tobacco companies regarding diligent enforcement of statutes requiring escrow payments from non-participating manufacturers and other factors. MSA payment adjustments may cause bonds to be repaid faster or slower than originally projected. Tobacco bonds are subject to additional risks, including the risk that a tobacco company defaults on its obligation to make payments to the state or that the MSA or state legislation enacted pursuant to the MSA is void or unenforceable. Cigarette shipments (and therefore MSA payments) will be negatively affected by increased government regulation (such as a ban on menthol cigarettes), price increases above the rate of inflation (including tax increases by federal, state, and local authorities), increased health consciousness by smokers, increases in indoor and outdoor smoking restrictions, and increases in sales of other nicotine delivery devices (such as electronic cigarettes, smoking cessation products and smokeless tobacco).

Water and Sewer. Water and sewer revenue bonds are generally secured by the fees charged to each user of the service. The issuers of water and sewer revenue bonds generally enjoy a monopoly status and latitude in their ability to raise rates. However, lack of water supply due to insufficient rain, run-off, or snow pack can be a concern and has led to past defaults. Further, public resistance to rate increases, declining numbers of customers in a particular locale, costly environmental litigation, and Federal environmental mandates and the associated costs are challenges faced by issuers of water and sewer bonds. Also, water and sewer bonds issued by an enterprise of a municipality in financial distress may not be insulated from the financial insecurity of that municipality.

Municipal Lease Obligations. Municipal lease obligations and participations in municipal leases are undivided interests in a portion of an obligation in the form of a lease or installment purchase or conditional sales contract which is issued by a state, local government, or a municipal financing corporation to acquire land, equipment, and/or facilities (collectively hereinafter referred to as “lease obligations”). Generally, lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Instead, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. As a result of this structure, municipal lease obligations are generally not subject to constitutional debt limitations or other statutory requirements that may apply to other municipal securities.

Lease obligations may contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. If the municipality does not appropriate in its budget enough to cover the payments on the lease obligation, the lessor may have the right to repossess and relet the property to another party. Depending on the property subject to the lease, the value of the property may not be sufficient to cover the debt.

In addition to the risk of “non-appropriation,” municipal lease securities may not have as liquid a market as conventional municipal bonds. Furthermore, municipal lease obligations generally have the same risk characteristics as Municipal Instruments.

Options. An option is a contract which conveys to the holder of the option the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific amount or value of a particular underlying interest at a specific price (called the “exercise” or “strike” price) at one or more specific times before the option expires. The underlying interest of an option contract can be a security, currency, index, future, swap, commodity, or other type of financial instrument. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option purchaser is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date.

Options can be traded either through established exchanges (“exchange traded options”) or privately negotiated transactions (over-the-counter or “OTC options”). Exchange traded options are standardized with respect to, among other things, the underlying interest, expiration date, contract size and strike price. The terms of OTC options are generally negotiated by the parties to the option contract which allows the parties greater flexibility in customizing the agreement, but OTC options are generally less liquid than exchange traded options.

All option contracts involve credit risk if the counterparty to the option contract (e.g., the clearing house or OTC counterparty) or the third party effecting the transaction in the case of cleared options (e.g., futures commission merchant or broker/dealer) fails to perform in accordance with the terms of the contract. The credit risk in OTC options that are not cleared is dependent on the credit worthiness of the individual counterparty to the contract and may be greater than the credit risk associated with cleared options.

The purchaser of a put option obtains the right (but not the obligation) to sell a specific amount or value of a particular interest to the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical put option can expect to realize a gain if the price of the underlying interest falls. However, if the underlying interest’s price does not fall enough to offset the cost of purchasing the option, the purchaser of a put option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The purchaser of a call option obtains the right (but not the obligation) to purchase a specified amount or value of a particular interest from the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical call option can expect to realize a gain if the price of the underlying interest rises. However, if the underlying interest’s price does not rise enough to offset the cost of purchasing the option, the buyer of a call option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The purchaser of a call or put option may terminate its position by allowing the option to expire, exercising the option or closing out its position by entering into an offsetting option transaction if a liquid market is available. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser would complete the purchase or sale, as applicable, of the underlying interest to the option writer at the strike price.

The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to buy or sell (depending on whether the option is a put or a call) a specified amount or value of a particular interest at the strike price if the purchaser of the option chooses to exercise it.

Generally, an option writer sells options with the goal of obtaining the premium paid by the option purchaser. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer’s potential loss is equal to the amount the option is “in-the-money” when the option is exercised offset by the premium received when the option was written. A call option is in-the-money if the value of the underlying interest exceeds the strike price of the option, and so the call option writer’s loss is theoretically unlimited. A put option is in-the-money if the strike price of the option exceeds the value of the underlying interest, and so the put option writer’s loss is limited to the strike price. Generally, any profit realized by an option purchaser represents a loss for the option writer. The writer of an option may seek to terminate a position in the option before exercise by closing out its position by entering into an offsetting option transaction if a liquid market is available. If the market is not liquid for an offsetting option, however, the writer must continue to be prepared to sell or purchase the underlying asset at the strike price while the option is outstanding, regardless of price changes.

The writer of a cleared option is required to deposit initial margin. Additional margin may also be required. The writer of an uncleared option may be required to deposit initial margin and additional margin.

A physical delivery option gives its owner the right to receive physical delivery (if it is a call), or to make physical delivery (if it is a put) of the underlying interest when the option is exercised. A cash-settled option gives its owner the right to receive a cash payment based on the difference between a determined value of the underlying interest at the time the option is exercised and the fixed exercise price of the option. In the case of physically settled options, it may not be possible to terminate the position at any particular time or at an acceptable price. A cash-settled call conveys the right to receive a cash payment if the determined value of the underlying interest at exercise exceeds the exercise price of the option, and a cash-settled put conveys the right to receive a cash payment if the determined value of the underlying interest at exercise is less than the exercise price of the option.

Combination option positions are positions in more than one option at the same time. A spread involves being both the buyer and writer of the same type of option on the same underlying interest but different exercise prices and/or expiration dates. A straddle consists of purchasing or writing both a put and a call on the same underlying interest with the same exercise price and expiration date.

The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying interest in relation to the exercise price of the option, the volatility of the underlying interest and the remaining period to the expiration date.

If a trading market in particular options were illiquid, investors in those options would be unable to close out their positions until trading resumes, and option writers may be faced with substantial losses if the value of the underlying interest moves adversely during that time. However, there can be no assurance that a liquid market will exist for any particular options product at any specific time. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options. Exchanges or other facilities on which options are traded may establish limitations on options trading, may order the liquidation of positions in excess of these limitations, or may impose other sanctions that could adversely affect parties to an options transaction.

Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer and is therefore subject to the same risks as other equity securities.  Preferred stock has precedence over common stock in the event the issuer is liquidated or declares bankruptcy, but is junior to the interests of the debt instruments of the issuer. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. The level of “auction rate” dividends are reset periodically through an auction process. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the prices of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. The value of preferred stock is sensitive to changes in interest rates and to changes in the issuer’s credit quality.

Real Estate-Related Investments. Investment in real estate-related investments or derivatives whose value is based on real estate related indicators are subject to similar risks to those associated with the direct ownership of real estate and with the real estate industry in general. Real estate-related investments are affected by general, regional, and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations, and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; the management skill and creditworthiness of the REIT manager; and other factors. Investments in real estate-related investments may be negatively affected by the COVID-19 pandemic.  Potential impacts of the pandemic on the real estate sector include lower occupancy rates, decreased lease payments, defaults, and foreclosures, among other consequences.

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. The affairs of REITs are managed by the REIT’s sponsor and, as such, the performance of the REIT is dependent on the management skills of the REIT’s sponsor.  REITs are not diversified, and are subject to the risks of financing projects.

REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. An investor will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the investor.

Equity REITs and similar entities formed under the laws of non-U.S. countries may be affected by changes in the value of the underlying property owned by the trusts. Mortgage REITs and similar entities formed under the laws of non-U.S. countries may be affected by default or payment problems relating to underlying mortgages, the quality of credit extended, interest rates and prepayments of the underlying mortgages. Equity and mortgage REITs are also subject to heavy cash flow dependency, borrower default, and self-liquidation.

Mortgage REITs are also subject to different combinations of prepayment, extension, interest rate and other market risks. The real estate mortgages underlying mortgage REITs are generally subject to a faster rate of principal repayments in a declining interest rate environment and to a slower rate of principal repayments in an increasing interest rate environment.

Hybrid REITs share the characteristics and risks of equity REITs and mortgage REITs.

REITs could be adversely affected by failure to qualify for the favorable tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended, and similar risks may also apply to securities of entities similar to REITs formed under the laws of non-U.S. countries. In addition, REITs may be adversely affected by changes in federal tax law, for example, by limiting their permissible businesses or investments.

Regulatory Risk.  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation.  In addition, investments in certain industries, sectors, or countries may also be subject to extensive regulation.  Government regulation may change frequently and may have significant adverse consequences. Economic downturns and political changes can trigger economic, legal, budgetary, tax, and other regulatory changes.  Regulatory changes may change the way a Fund is regulated or the way the Fund’s investments are regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude a Fund’s ability to pursue its investment strategy or achieve its investment objective.

Repurchase Agreements. A repurchase agreement is an agreement under which a buyer would acquire a security for a relatively short period of time (usually not more than a week) subject to the obligation of the seller to repurchase and the buyer to resell such security at a fixed time and price (representing the buyer’s cost plus interest).  The buyer bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the buyer is delayed or prevented from exercising its rights to dispose of the collateral.  This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. If Fund assets and/or collateral is maintained by a third party custodian, the Fund is also subject to the credit risk of the third party custodian.

Restricted Securities. Restricted securities are securities that are subject to legal restrictions on their resale. Difficulty in selling securities may result in a loss or be costly to an investor. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, an investor sells securities and receives cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counterparty to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the investor. Unless the appreciation and income on assets purchased with proceeds from reverse repurchase agreements exceed the costs associated with them, the investor’s performance is lower than it otherwise would have been.  A reverse repurchase agreement can be viewed as a borrowing.  If a Fund makes additional investments with the proceeds while a reverse repurchase agreement is outstanding, this may be considered a form of leverage.

Securities of Other Investment Companies. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, exchange-traded funds, business development companies, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but involve additional expenses at the investment company-level, such as a proportionate share of portfolio management fees and operating expenses. A Fund may invest in other funds advised by MFS. Certain types of investment companies, such as closed-end investment companies and exchange-traded funds, trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value (NAV) per share. Unregistered investment companies are subject to less regulation. The extent to which a Fund can invest in securities of other investment companies is limited by the Investment Company Act of 1940.

Securitized Instruments. Securitized instruments are debt instruments that generally provide payments of principal and interest based on the terms of the instrument and cash flows generated by the underlying assets. Underlying assets include residential and commercial mortgages, debt instruments, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (e.g., credit cards) agreements and other receivables. The assets can be a pool of assets or a single asset (e.g., a loan to a specific corporation). Securitized instruments that represent an interest in a pool of assets provide greater credit diversification than securitized instruments that represent an interest in a single asset.  Securitized instruments are issued by trusts or other special purpose entities that holds the underlying assets. Payment of interest and repayment of principal on securitized instruments may be largely dependent upon the cash flows generated by the underlying assets and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements.

The credit quality of securitized instruments depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-enhancement provider, if any. The value of securitized instruments may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool of assets and its structure, the creditworthiness of the servicing agent for the pool of assets, the originator of the underlying assets, or the entities providing the credit enhancement. Securitized instruments that do not have the benefit of a security interest in the underlying assets present certain additional risks that are not present with securitized instruments that do have a security interest in the underlying assets.

Some types of securitized instruments are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. The rate of principal payments on these securitized instruments is related to the rate of principal payments on the underlying pool of assets and related to the priority of payment of the security with respect to the pool of assets. The occurrence of prepayments is a function of several factors, including interest rates, general economic conditions, the location and age of the underlying obligations, asset default and recovery rates, regulatory requirements, and other social and demographic conditions. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, these securitized instruments may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the maturity of the asset-backed security, increasing the potential for loss.

Short Sales. A seller may make short sales that are made “against the box” and also those that are not made “against the box.”  A short sale that is not made “against the box” is a transaction in which a party sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the seller must borrow the security to make delivery to the buyer. The seller then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. It may not be possible to liquidate or close out the short sale at any particular time or at an acceptable price. In addition, a seller may need to sell other investments to meet its short sale obligations at a time when it would not otherwise do so. The price at such time may be more or less than the price at which the security was sold by the seller.  Short sales may create leverage, and, to the extent that the seller invests the proceeds from the short sale in other securities, the seller is subject to the risks of the securities purchased with the proceeds in addition to the risks of the securities sold short. Until the security is replaced, the seller is required to repay to the lender of securities any dividends or interest which accrue during the period of the loan. To borrow the security, the seller also may be required to pay a premium, which would increase the cost of the short sale. The seller also will incur transaction costs in effecting short sales.

The seller will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the seller replaces the borrowed security. Such loss may be unlimited.  The seller will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the seller may be required to pay in connection with a short sale, and transaction costs. The overall benefit to the seller will depend on how the short sale performs relative to the market price of the securities purchased with the proceeds from the short sale.

A seller may also make short sales “against the box,” (i.e., when a security identical to one owned by the seller is borrowed and sold short). If the seller enters into a short sale against the box, it is required to hold securities equivalent in-kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The seller will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box and will forgo an opportunity for capital appreciation in the security.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by governments or their agencies of developed and emerging market countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of emerging countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. Any restructuring of sovereign debt obligations will likely have a significant adverse effect on the value of the obligations. There is little legal recourse against sovereign issuers other than what such an issuer may determine to provide.  In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors, including the issuer’s cash flow, the size of its reserves, its access to foreign exchange, and the relative size of its debt service burden to its economy as a whole. Although some sovereign debt is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Special Purpose Acquisition Companies.  The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities that pool funds to seek potential acquisition or merger opportunities. A SPAC is typically a publicly traded company that raises funds through an initial public offering (IPO) for the purpose of acquiring or merging with an unaffiliated company to be identified subsequent to the SPAC’s IPO. SPACs are often used as a vehicle to transition a company from private to publicly traded.  The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares.  Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a suitable transaction. Some SPACs may pursue acquisitions or mergers only within certain industries or regions, which may further increase the volatility of their securities’ prices. In addition to purchasing publicly traded SPAC securities, a Fund may invest in SPACs through additional financings via securities offerings that are exempt from registration under the federal securities laws (restricted securities).  No public market will exist for these restricted securities unless and until they are registered for resale with the SEC, and such securities may be considered illiquid and/or be subject to restrictions on resale. It may also be difficult to value restricted securities issued by SPACs.

An investment in a SPAC is subject to a variety of risks, including that: a significant portion of the funds raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; an attractive acquisition or merger target may not be identified and the SPAC will be required to return any remaining invested funds to shareholders; attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; an investment in a SPAC may be diluted by subsequent public or private  offerings of securities in the SPAC or by other investors exercising existing rights to purchase securities of the SPAC; SPAC sponsors generally purchase interests in the SPAC at more favorable terms than investors in the IPO or subsequent investors on the open market; no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC security’s value; and the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Structured Securities.  Structured securities (often called “structured notes”) are debt instruments, the interest rate or principal of which is determined by an underlying indicator.  The value of the principal of and/or interest on structured securities is determined by reference to the value of one or more underlying indicators or the difference between underlying indicators.  Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index.  If MFS attempts to use a structured security as a hedge against, or as a substitute for, a portfolio investment, the structured security may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving structured securities can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Structured securities may also be subject to liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments.  In addition, because the purchase and sale of structured securities takes place in an over-the-counter market, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty’s creditworthiness deteriorates. If the counterparty defaults, the other party’s risk of loss consists of the amount of payments that the non-defaulting party is contractually entitled to receive.

Sukuk.  Sukuk are certificates structured to comply with Sharia law and its investment principles.  These certificates usually represent the beneficial ownership interest in a portfolio of eligible existing or future tangible or intangible assets (“underlying assets”).  In a typical sukuk, a special purpose vehicle (SPV) issues certificates to investors in exchange for their capital.  The SPV transfers the capital to or for the benefit of the entity that is raising the capital (the “obligor”) in exchange for the underlying assets of the obligor that are held in trust by the SPV.  The obligor is obligated, usually through a series of contracts, to make periodic payments to investors through the SPV over a specified period of time and a final payment to investors through the SPV on a date certain.  Obligors of sukuk include financial institutions and corporations, foreign governments and agencies of foreign governments, including issuers in emerging markets.

Although under Sharia law, sukuk involve the sharing of profits and losses in the underlying asset financed by the investment in the certificates, most sukuk do not provide investors with bona fide legal ownership of the underlying assets, and the periodic and final payments to sukuk investors are not generally linked to the value of the underlying assets.  As a result, most sukuk are considered unsecured obligations whose risks and returns are similar to those of conventional debt instruments.  Investors typically have no direct recourse to the underlying assets and do not have a secured claim against the obligor.  Sukuk investors are subject to the creditworthiness of the obligor, and the obligor may be unwilling or unable to meet its periodic or final payment obligations.  In addition, investors’ ability to pursue and enforce actions with respect to these payment obligations or to otherwise enforce the terms of the sukuk, restructure the sukuk, obtain a judgment in a court of competent jurisdiction, and/or attach assets of the obligor may be limited.  As with conventional debt instruments, sukuk prices change in response to interest rate changes.

The structural complexity of sukuk and the immaturity of the sukuk market, increases the potential risks of investing in sukuk, including operational, legal, and investment risks.  While the sukuk market has grown in recent years, sukuk can be less liquid than other types of investments and it may be difficult at times to invest in or dispose of sukuk.  In addition, evolving interpretations of Sharia law by courts or Islamic scholars on sukuk structures and sukuk transferability, or a determination subsequent to the issuance of the sukuk by some Islamic scholars that certain sukuk do not comply with Sharia law and its investment principles, could have a dramatic adverse effect on the price and liquidity of a particular sukuk or the sukuk market in general.

Swaps.  A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Swaps include “caps,” “floors,” “collars” and options on swaps, or “swaptions.”  A “cap” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the amount by which a specified fixed or floating rate or other indicator exceeds another rate or indicator (multiplied by a notional amount). A “floor” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the excess, if any, of a specified rate or other indicator over a different rate or indicator (multiplied by a notional amount). A “collar” transaction is a combination of a cap and a floor in which one party pays the floating amount on the cap and the other party pays the floating amount on the floor. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms. Swaps can take many different forms and are known by a variety of names and other types of swaps may be available.

Swaps can be closed out by physical delivery of the underlying indicator(s) or payment of the cash settlement on settlement date, depending on the terms of the particular agreement. For example, in certain credit default swaps on a specific security, in the event of a credit event one party agrees to pay par on the security while the other party agrees to deliver the security. Other swap agreements provide for cash settlement. For example, in a typical interest rate swap, one party agrees to pay a fixed rate of interest determined by reference to a specified interest rate or index multiplied by a specified amount (the “notional amount”), while the other party agrees to pay an amount equal to a floating rate of interest determined by reference to an interest rate or index which is reset periodically and multiplied by the same notional amount. Or, for example, in a total return swap, one party agrees to make a series of payments to another party based on the income and price return of the underlying indicator during a specified period, while the other party agrees to make a series of payments calculated by reference to an interest rate or other agreed upon amount.  On each payment date, the obligations of parties are netted against each other, with only the net amount paid by one party to the other.

It may not be possible to close out a swap at any particular time or at an acceptable price. The inability to close swap positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

Swaps may be entered into for hedging or non-hedging purposes. If MFS attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the swap may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving swaps can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Legislation has been enacted that has resulted in and will result in numerous regulatory changes related to swaps, including margin, clearing, trading, and reporting requirements. These regulatory changes are expected to occur over time and could materially and adversely affect the ability of the Fund to buy or sell swaps and increase the cost of swaps. In the future, swaps may be required to be subject to initial as well as variation margin requirements. Initial margin is typically calculated as a percentage of the swap’s notional amount. Additional variation margin will be required based on changes in the daily market value of the swap.

Swaps may also be subject to liquidity risk because it may not be possible to close out the swap prior to settlement date and an investor would remain obligated to meet margin requirements until the swap is closed. In addition, swaps that are not centrally cleared are subject to the creditworthiness of the counterparty to the swap, and their values may decline substantially if the counterparty’s creditworthiness deteriorates. The credit risk in uncleared swaps is dependent on the creditworthiness of the individual counterparty to the swap and may be greater than the credit risk associated with cleared swaps.

In a cleared transaction, performance of the transaction will be effected by a central clearinghouse rather than by the bank or broker that is the Fund’s original counterparty to the transaction. Swaps that are centrally cleared will be subject to the creditworthiness of the FCM(s) and clearing organizations involved in the transaction.

Swaps can provide exposure to a variety of different types of investments or market factors. The most significant factor in the performance of a swap is the change in the underlying price, rate, index level, or other indicator that determines the amount of payments to be made under the arrangement. The risk of loss in trading swaps can be substantial because of the low margin deposits required, the extremely high degree of leverage involved in swaps, and the potential high volatility of the swaps markets. As a result, a relatively small price movement in a swap may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a swap may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments to maintain its required margin. In addition, for physically settled swaps, on the settlement date an investor may be required to make delivery of the indicators underlying the swaps it holds.

Synthetic Local Access Instruments. Participation notes, market access warrants, and other similarly structured products (collectively, “synthetic local access instruments”) are derivative instruments typically used by foreign investors to obtain exposure to investments in certain markets where direct ownership by foreign investors is restricted or limited by local law. Synthetic local access instruments are generally structured by a local branch of a bank, broker/dealer, or other financial institution to replicate exposure to one or more underlying securities. The holder of a synthetic local access instrument may be entitled to receive any dividends paid in connection with the underlying securities, but usually does not receive voting rights as it would if such holder directly owned the underlying securities.

Synthetic local access instruments also involve risks that are in addition to the risks normally associated with a direct investment in the underlying securities. Synthetic local access instruments represent unsecured, contractual obligations of the banks, broker/dealers, or other financial institutions that issue them and are therefore subject to the credit risk of the issuer and the issuer’s ability or willingness to perform in accordance with the terms of the instrument. Synthetic local access instruments are subject to the liquidity risk of the underlying security as well as the liquidity risk that a limited or no secondary market exists for trading synthetic local access instruments. In addition, the trading price of a synthetic local access instrument, if any, may not equal the value of the underlying securities.

Temporary Defensive Positions. In response to adverse market, economic, industry, political, or other conditions, MFS may depart from its investment strategies for a Fund by temporarily investing for defensive purposes. MFS may invest a significant portion or all of a Fund’s assets in cash (including foreign currency) or cash equivalents, including a money market fund advised by MFS, obligations of banks (including certificates of deposit, bankers’ acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

U.S. Government Securities.  U.S. Government securities are securities issued or guaranteed as to the payment of principal and interest by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security. U.S. Government securities include mortgage-backed securities and other types of securitized instruments issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.  Such securities may involve increased risk of loss of principal and interest compared to U.S. Government securities that are backed by the full faith and credit of the United States.  It is possible that the U.S. Government may experience credit downgrades.  Such a credit event may adversely affect the financial markets and securities held by the Fund.

Variable and Floating Rate Securities. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with changes to the level of prevailing interest rates or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker/dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.

Warrants. Warrants are derivative instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants can be physically or cash settled depending on the terms of the warrant and can be issued by the issuer of the underlying equity security or a third party. Warrants often involve a counterparty to the transaction. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued, Delayed Delivery, and Forward Commitment Transactions. When-issued, delayed delivery, and forward commitment transactions, including securities purchased or sold in the to be announced (TBA) market, involve a commitment to purchase or sell a specific security at a predetermined price or yield at which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated, and the seller loses the opportunity to benefit if the price of the security rises.  If a Fund makes additional investments while a delayed delivery purchase is outstanding, this may result in a form of leverage. When a Fund has sold a security pursuant to one of these transactions, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or suffer a loss. A Fund may renegotiate a when-issued, delayed delivery, or forward commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the Fund.

TBA Transactions. A Fund may engage in purchases or sales of TBA securities, which usually are transactions in which a Fund buys or sells mortgage-backed securities on a delayed delivery or forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount. TBA trades can be used by a Fund for investment purposes in order to gain or reduce exposure to certain securities, or for hedging purposes to adjust the risk exposure of a Fund’s portfolio without having to restructure the portfolio. Purchases and sales of TBA securities involve risks similar to those discussed above for other delayed delivery and forward commitment purchase and sale transactions. In addition, when a Fund sells TBA securities, it incurs risks similar to those incurred in short sales. For example, when a Fund sells TBA securities without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, a Fund may be unable to purchase the deliverable securities if the corresponding market is illiquid. In such transactions, a Fund will set aside liquid assets in an amount sufficient to offset its exposure as long as the Fund’s obligations are outstanding.

Recently finalized FINRA rules include mandatory margin requirements for the TBA market with limited exceptions. TBA trades historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity. The final rules are not currently in effect and additional revisions to these rules are anticipated before they become effective. It is not clear when the rules will be implemented.

Zero Coupon Bonds, Deferred Interest Bonds, and Payment-In-Kind Bonds. Zero coupon and deferred interest bonds are debt instruments which are issued at a discount from face value. The discount approximates the total amount of interest the instruments will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the instrument at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind bonds are debt instruments which provide that the issuer may, at its option, pay interest on such instruments in cash or in the form of additional debt instruments. Such instruments may involve greater credit risks and may experience greater volatility than debt instruments which pay interest in cash currently.

APPENDIX K - INVESTMENT RESTRICTIONS

Fundamental investment restrictions cannot be changed without the approval of a Majority Shareholder Vote.  Non-fundamental policies, if any, can be changed without shareholder approval.

MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS Municipal Income Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund

As fundamental investment restrictions, the Fund:

1.              May not borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the “1940 Act”) and exemptive orders granted under such Act.

2.              May not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

3.              May not issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

4.              May not make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

5.              May not purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

6.              May not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

Except for fundamental investment restriction No. 1, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

For purposes of fundamental investment restriction No. 5, investments in certain types of derivative instruments whose value is related to commodities or commodity contracts, including swaps and structured notes, are not considered commodities or commodity contracts.

For purposes of fundamental investment restriction No. 6, investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

For purposes of fundamental investment restriction No. 6, investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.

For purposes of fundamental investment restriction No. 6, MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

MFS Municipal Intermediate Fund

As fundamental investment restrictions, the Fund:

K - 1

1. May borrow money to the extent not prohibited by applicable law.

2. May underwrite securities issued by other persons to the extent not prohibited by applicable law.

3. May issue senior securities to the extent not prohibited by applicable law.

4. May make loans to the extent not prohibited by applicable law.

5. May purchase or sell real estate or commodities to the extent not prohibited by applicable law.

6. May not purchase any securities of an issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing; or securities issued by investment companies) in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

Except for the Fund’s fundamental investment restriction No. 1, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

For purposes of fundamental investment restriction No. 6, MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

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APPENDIX L - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage Commissions

The following brokerage commissions were paid by the Fund during the specified time periods:

Fund	Fiscal Year Ended	Brokerage Commissions Paid by Fund
MFS Alabama Municipal Bond Fund	March 31, 2021	$298
	March 31, 2020	$666
	March 31, 2019	$110

MFS Arkansas Municipal Bond Fund	March 31, 2021	$0
	March 31, 2020	$659
	March 31, 2019	$276

MFS California Municipal Bond Fund	March 31, 2021	$405
	March 31, 2020	$4,217
	March 31, 2019	$729

MFS Georgia Municipal Bond Fund	March 31, 2021	$339
	March 31, 2020	$964
	March 31, 2019	$155

MFS Maryland Municipal Bond Fund	March 31, 2021	$416
	March 31, 2020	$924
	March 31, 2019	$155

MFS Massachusetts Municipal Bond Fund	March 31, 2021	$876
	March 31, 2020	$1,766
	March 31, 2019	$486

MFS Mississippi Municipal Bond Fund	March 31, 2021	$232
	March 31, 2020	$416
	March 31, 2019	$0

MFS Municipal Income Fund	March 31, 2021	$0
	March 31, 2020	$0
	March 31, 2019	$0

MFS Municipal Intermediate Fund (commenced May 18, 2021)	March 31, 2021	Not Applicable

MFS New York Municipal Bond Fund	March 31, 2021	$114
	March 31, 2020	$1,858
	March 31, 2019	$177

MFS North Carolina Municipal Bond Fund	March 31, 2021	$2,127
	March 31, 2020	$4,648
	March 31, 2019	$740

Fund	Fiscal Year Ended	Brokerage Commissions Paid by Fund
MFS Pennsylvania Municipal Bond Fund	March 31, 2021	$85
	March 31, 2020	$773
	March 31, 2019	$232

MFS South Carolina Municipal Bond Fund	March 31, 2021	$37
	March 31, 2020	$732
	March 31, 2019	$342

MFS Tennessee Municipal Bond Fund	March 31, 2021	$228
	March 31, 2020	$434
	March 31, 2019	$177

MFS Virginia Municipal Bond Fund	March 31, 2021	$1,178
	March 31, 2020	$1,972
	March 31, 2019	$574

MFS West Virginia Municipal Bond Fund	March 31, 2021	$401
	March 31, 2020	$258
	March 31, 2019	$0

Securities Issued by Regular Broker/Dealers

During the fiscal year ended March 31, 2021, the Fund purchased securities issued by the following regular broker/dealers of the Fund, and the following table sets forth the value of the Fund’s aggregate holdings of the securities of each such issuer as of March 31, 2021:

Fund	Broker/Dealer	Value of Securities
MFS Alabama Municipal Bond Fund	None	Not Applicable

MFS Arkansas Municipal Bond Fund	None	Not Applicable

MFS California Municipal Bond Fund	None	Not Applicable

MFS Georgia Municipal Bond Fund	None	Not Applicable

MFS Maryland Municipal Bond Fund	None	Not Applicable

MFS Massachusetts Municipal Bond Fund	None	Not Applicable

MFS Mississippi Municipal Bond Fund	None	Not Applicable

MFS Municipal Income Fund	None	Not Applicable

MFS Municipal Intermediate Fund (commenced May 18, 2021)	None	Not Applicable

Fund	Broker/Dealer	Value of Securities
MFS New York Municipal Bond Fund	None	Not Applicable

MFS North Carolina Municipal Bond Fund	None	Not Applicable

MFS Pennsylvania Municipal Bond Fund	None	Not Applicable

MFS South Carolina Municipal Bond Fund	None	Not Applicable

MFS Tennessee Municipal Bond Fund	None	Not Applicable

MFS Virginia Municipal Bond Fund	None	Not Applicable

MFS West Virginia Municipal Bond Fund	None	Not Applicable

APPENDIX M - RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS

This list of recipients below is current as of July 13, 2021, and any additions, modifications, or deletions to this list that have occurred since that date are not reflected.

Name of Recipient	Purpose of Disclosure
AcadiaSoft	Software Vendor
Barclays Capital	Software Vendor
BBH (Brown Brothers Harriman) Infomediary	System / Data Transmission Vendor
Bloomberg, L.P.	Analytical Tool
Board of Trustees	Fund Governance
Capital Confirmations, Inc.	Electronic Confirmation Services Between Fund Auditors and Brokers
Charles River Development	Systems Vendor
Citigroup	Analytical Tool
Commcise	Consultant
Deloitte & Touche LLP*	Independent Registered Public Accounting Firm for Certain of the MFS Funds
Deutsche Bank Securities Inc.	Intermediary
Eagle Investment Systems Corp	Accounting System
Ernst & Young LLP*	Independent Registered Public Accounting Firm for Certain of the MFS Funds
FactSet Research Systems, Inc.	Analytical Tool
Fiserv	Software Vendor
GainsKeeper, Inc.	Accounting System
Goldman Sachs Asset Management, L.P.**	Investment Advisor
ICE Data Services	Fund Pricing
IEX Data Analytics LLC (IEX Astral)	Analytical and Reporting Tool
Institutional Shareholder Services, Inc.	Proxy Service Provider
JP Morgan Chase Bank***	Fund Custodian for Certain of the MFS Funds
J.P. Morgan Securities, Inc.****	Analytical Tool
Lipper, Inc.	Publication Preparation
Mackey Research Management Software	Software Vendor
Markit Group	Pricing Service
Massachusetts Financial Services Company	Fund Management
MFS Fund Distributors, Inc.	Fund Distribution
MSCI BARRA	Analytical Tool
OMGEO LLC	Software Vendor
Paragon Group UK Ltd. (formerly Kingswood Steele)	Analytical Tool
RiskMetrics Group, LLC	Risk Management Tool
Ropes & Gray LLP	Legal Counsel
RR Donnelley	Software Vendor and Typesetting and Printing Services
SageView Advisory Group LLC	Consultant
State Street Bank and Trust Company***	Fund Custodian for Certain of the MFS Funds
Style Research	Software Vendor
Toppan Merrill LLC	Software Vendor
Virtu ITG LLC	Analytical Tool

*                                         Receives non-public portfolio holdings information only for those MFS Funds for which it is the Independent Registered Public Accounting Firm.

**                                  Goldman Sachs Asset Management, L.P. acts as a discretionary investment advisor to KPMG, LLP (“KPMG”) and receives limited non-public holdings information for certain MFS Funds to assist KPMG in satisfying auditor independence rules.

***                           Receives non-public portfolio holdings information only for those MFS Funds for which it is the Custodian.

****                    JP Morgan Securities receives non-public portfolio holdings information for MFS High Income Fund only.

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APPENDIX N - DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service (Moody’s), S&P Global Ratings, Fitch Ratings, Inc. (Fitch), DBRS Morningstar (DBRS®), and Kroll Bond Rating Agency (KBRA) represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

Excerpts From Moody’s Description of its Ratings

Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs.  Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Excerpts From S&P Global Ratings’ Description of its Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•                  The likelihood of payment-the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•                  The nature and provisions of the financial obligation, and the promise S&P Global Ratings imputes; and

•                  The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Excerpts from Fitch’s Description of its Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality.

‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.

‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.

‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.

‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative.

‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk.

Default is a real possibility.

CC: Very high levels of credit risk.

Default of some kind appears probable.

C: Near default.

A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•                  the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•                  the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

•                  the formal announcement by the issuer or their agent of a distressed debt exchange;

•                  a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted default.

‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

•                  an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

•                  has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

•                  has not otherwise ceased operating. This would include:

•                  the selective payment default on a specific class or currency of debt;

•                  the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•                  the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default.

‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Excerpts From DBRS’® Description of its Ratings

The DBRS® long-term ratings provide DBRS Morningstar’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer.

All rating categories other than AAA and D also contain subcategories (high) and (low). The absence of either a (high) or (low) designation indicates that the rating is in the middle of the category.

AAA Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC / CC / C Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place, but is considered inevitable, may be rated in the C category.

D When the issuer has filed under any applicable bankruptcy, insolvency, or winding-up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS® may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a distressed exchange.

Excerpts From KBRA’s Description of its Ratings

KBRA assigns credit ratings to issuers and their obligations using the same rating scale. In either case, KBRA’s ratings are intended to reflect both the probability of default and severity of loss in the event of default, with greater emphasis on probability of default at higher rating categories. For obligations, the determination of expected loss severity is, among other things, a function of the seniority of the claim. Generally speaking, issuer-level ratings assume a loss severity consistent with a senior unsecured claim. KBRA appends an (sf) indicator to ratings assigned to structured obligations.

These definitions should be used in conjunction with KBRA’s rating methodologies.

AAA Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.

AA Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.

A Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.

BBB Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stressed environments.

BB Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.

B Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.

CCC Determined to be at substantial risk of loss due to credit-related events, near default or in default with high recovery expectations.

CC Determined to be near default or in default with average recovery expectations.

C Determined to be near default or in default with low recovery expectations.

D (1) There  is  a missed  interest   payment,  principal   payment,  or  preferred  dividend   payment,  as  applicable, on a rated obligation which is unlikely to be recovered; (2) the rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result; (3) the rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

KBRA may append - or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.

APPENDIX O — INCOME AND FEES RELATED TO SECURITIES LENDING ACTIVITIES

During the fiscal year ended March 31, 2021, there were no income or fees related to securities lending activities of MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS Municipal Income Fund, MFS Municipal Intermediate Fund (commenced May 18, 2021), MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund.

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APPENDIX P – INDEX PROVIDER INFORMATION

MFS has entered into agreements with various index providers authorizing the use of certain trademarks, trade names and information in connection with the offering and/or promotion of certain of the Funds.  Information regarding certain of these agreements is included below.

Bloomberg Port

Source: Bloomberg Index Services Limited.  BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively, with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

FTSE Fixed Income LLC

© 2020 FTSE Fixed Income LLC. All rights reserved.

FTSE EPRA Nareit

FTSE International Limited (“FTSE”)© FTSE 2020. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under licence.  “FT-SE®,” “FOOTSIE®” and “FTSE4GOOD®” are trademarks of the London Stock Exchange Group companies. “Nareit®” is a trademark of the National Association of Real Estate Investment Trusts (“Nareit”) and “EPRA®” is a trademark of the European Public Real Estate Association (“EPRA”) and all are used by FTSE under licence. The FTSE EPRA Nareit Developed Real Estate Index is calculated by FTSE. Neither FTSE, Euronext N. V., Nareit, nor EPRA sponsor, endorse, or promote this product and are not in any way connected to it and do not accept any liability. All intellectual property rights in the index values and constituent list vests in FTSE, Euronext N. V., Nareit, and EPRA. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE data is permitted without FTSE’s express written consent.

ICE Data Indices

ICE Data Indices, LLC (“ICE Data”), is used with permission. ICE Data, its affiliates and their respective third party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE Data, its affiliates nor their respective third party suppliers shall be subject to any damages or liability with respect the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and the index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE Data, its affiliates and their respective third party suppliers do not sponsor, endorse or recommend MFS, or any of its products or services.

MSCI

Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Russell

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this document.

S&P Dow Jones

“Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by Massachusetts Financial Services Company. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by Massachusetts Financial Services Company.  Massachusetts Financial Services Company’s product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

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APPENDIX Q - ADDITIONAL INFORMATION CONCERNING THE STATES AND U.S. TERRITORIES AND POSSESSIONS

The following discussion regarding certain economic, financial and legal matters pertaining to the relevant States, U.S. territories and possessions, and their governments is drawn primarily from official statements relating to securities offerings of those States, U.S. territories and possessions and other publicly available documents, dated as of various dates prior to the date of this SAI, certain of which information may be outdated or may not be updated regularly, and do not purport to be complete descriptions. MFS and its counsel have not independently verified any of the information contained in official statements or other publicly available documents and have not expressed any opinion regarding the completeness or materiality of such information. It should be noted that municipal issuers may not be subject to the same disclosure requirements as other bond issuers, and any information provided by municipal issuers may be less reliable than information provided by other bond issuers. Discussions regarding the financial condition of a particular State or U.S. territory or possession government may not be relevant to Municipal Obligations issued by political subdivisions of that State or U.S. territory or possession. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations of these States, U.S. territory or possession. The information provided below is subject to change rapidly, substantially, and without notice, and the inclusion of such information shall not create any implication that there has been no change in the affairs of a State, U.S. territory or possession or their issuers since the date of its preparation. Any such change may adversely affect the State, U.S territory or possession’s and applicable issuer’s financial condition, which in turn could hamper Fund performance.

Alabama:

State Economy and Demographics. In recent years, Alabama has experienced a shift towards a more knowledge-based economy, reflecting the fact that the job skills needed in virtually every employment sector have increased in sophistication. Technology giants Google, Facebook and Amazon are all currently constructing new facilities in Alabama, reflecting new investments exceeding $1.5 billion. Huntsville’s status as a hotbed for aerospace engineering has continued to grow as Boeing Co. adds jobs in the “Rocket City” and defense and spaceflight companies such as BAE Systems, Aerojet Rocketdyne and Blue Origin launch new operations there. Thanks to significant research activities at the University of Alabama at Birmingham (UAB) and Southern Research, Birmingham has developed a reputation as an emerging life sciences hub, while the Innovation Depot business incubator is fostering the creation of more technology-focused jobs in the city. Business leaders in Mobile and Montgomery are focused on tech sector growth with innovation initiatives. Alabama’s seven research universities are also involved in the strategic effort to accelerate growth in the State’s innovation economy. The overall impact of this transition towards a greater number of knowledge-based jobs is the creation of a more diversified Alabama economic landscape.

Alabama lost 70,800 nonfarm employment jobs during 2020 and 94 percent of the net job losses occurred in the service providing sector. Job losses were seen in most other sectors of the economy as well. However, COVID-19 virus containment efforts fueled demand for general merchandise and household goods resulting in net job gains of 3,600 jobs in the retail trade and 2,200 jobs in the transportation, warehousing, and utility businesses.

The State is home to several military bases that employ a significant number of military and civilian personnel. In January, 2021, the U.S. Army’s Redstone Arsenal in Huntsville, Alabama, was picked as the future location of U.S. Space Command’s headquarters, although the decision is likely to be challenged.  While the State benefitted from the most recent round of base realignment and closure, future cuts in military spending or shifts in spending away from the operations based in the State could have an adverse effect on the State and local communities where the bases are located.

The State’s economy, which suffered during the recession that started in 2008, stabilized during 2010 and has since shown signs of a sluggish recovery. According to statistics of GDP from the U.S. Bureau of Economic Analysis, Alabama’s real gross domestic product (GDP) for 2020 contracted at an annual rate of -2.7%, which ranked 14th among all states. The Coincident Economic Activity Index for Alabama, an economic measure that includes employment, the unemployment rate, average hours worked in manufacturing, and wages and salaries is published by the Federal Reserve Bank of Philadelphia every month. The Index started declining in mid-2007 and continued to decline through the end of 2009, dropping approximately 14% from January 2008 to January 2010. The Index generally increased from January 2010 through March 2020. However, the index fell almost 24% from the March 2020 level following the COVID-19 outbreak and is still 1.9% below the pre-COVID-19 level.

According to the U.S. Census Bureau, Alabama had a population of 5,024,279 in 2020 making it the twenty-fourth largest state by population.  Based on the 2020 Census results, Alabama will continue to elect seven members to the U.S. House of Representatives.  Based on 2010 Census results, approximately 59% of the State’s population resides in urban areas and 41% in rural areas, as compared to 81% and 19%, respectively, for the United States as a whole.

According to the U.S. Bureau of Labor Statistics, the State’s average annual unemployment rate (not seasonally adjusted) stood at 5.9% for 2020, which was less than the national annual average unemployment rate (not seasonally adjusted).

The U.S. Bureau of Economic Analysis estimate of 2020 per capita personal income in Alabama is $46,908 compared with the national average of $59,729, ranking 46th in the nation and 78.54% of the national average.

Alabama’s geographic location presents a heightened risk of destructive weather events, including floods, droughts, hurricanes and other tropical events and tornados.  Such weather events have the potential to cause significant property damage and economic disruption and could potentially result in significant short-term and long-term loss of revenues to the State and affected local governments.

Issuance of Debt by State.  Pursuant to the Constitution of Alabama of 1901, the State is constitutionally prohibited from incurring debt, and the only method by which general obligation debt of the State can be incurred is by an amendment to the Constitution.  Limited obligation debt may be authorized by the Legislature without an amendment to the Constitution.  The State has followed the practice of financing certain capital improvement programs, principally for highways, education and improvements to the facilities of the Alabama State Port Authority, through the issuance of limited obligation bonds payable solely out of certain taxes and other revenues specifically pledged for their payment and not from the general revenues of the State.  Such limited obligation bonds are not general obligations of the State, and the full faith and credit of the State have not been pledged to the payment thereof.

As of September 30, 2020, thirteen series of general obligation bonds of the State, aggregating $591,115,000, remain outstanding.  The full faith and credit of the State are pledged for the payment of each of those issues.  The State has historically paid from the General Fund the principal of and interest on those of its general obligation bonds for which no moneys or taxes are specifically pledged or earmarked.  On November 7, 2000, voters approved Amendment No. 666 to the Constitution that authorized the use of funds from the Alabama Capital Improvements Trust Fund for payment of principal and interest on certain general obligation bonds of the State, providing an additional source of payment for those bonds.

The Legislature (through enabling legislation) and the Governor (by executive order) have created public corporations and authorities of the State for the purpose of financing certain projects and programs such as public highways, public education facilities, judicial facilities, student loans, industrial site preparation grants and surveys, single and multi-family housing and agricultural development loans.  The obligations of such public corporations and authorities are not general obligations of the State, but rather are limited obligations of the issuer, payable solely from the revenues pledged for the obligations of each such issuer including, in some cases, earmarked tax revenues and, in other cases, revenues from the projects or programs financed.  As of September 30, 2020, the State had approximately $3.7 billion of limited obligation debt outstanding.

Fiscal Matters.  Under the Alabama Constitution, if, at the end of any fiscal year, the moneys in the State Treasury are not sufficient for the payment of all proper claims presented to the Comptroller, then, as of the end of the fiscal year, the Comptroller is required to issue warrants only for that proportion of each such claim as the amount available for the payment of claims bears to the total of all claims.  The courts of the State have interpreted this provision to require the annual financial operations of the State to be on a balanced budget and to prevent any department of the State from creating State debt.  Consequently, in the event of a deficit, the available moneys are to be prorated among all claims presented for payment.  At the end of the fiscal year all excess unpaid appropriations which exceed the moneys in the State Treasury after proration, become null and void.

The Alabama Supreme Court has held that certain expenses of the State necessary for essential functions of government are not subject to proration.  Such expenses include fixed salaries and other fixed expenses and payment of debt service on outstanding general obligation bonds of the State.  Nonetheless, there can be no assurance that the Alabama Supreme Court will not, upon further consideration of the issue, modify its earlier decisions and rule that debt service payments on the bonds of the State may be made subject to proration.  Previous proration (which has occurred from time to time since 1933) has not, however, resulted in any default in the payment of the bonds of the State.

The General Fund is one of the primary operating funds of the State.  Revenues credited to the General Fund are used for the ordinary expenses of the executive, legislative and judicial departments of the State, for other functions of the government, for debt service on certain general obligation bond issues and for capital outlays.  Moneys on deposit in the General Fund are appropriated by the Legislature on an annual basis.  For the fiscal year ended September 30, 2020, the General Fund had an unobligated ending cash balance of $496,241,000, which reflects a 22.9% increase from the prior year.  General Fund receipts for the fiscal year ended September 30, 2020 were $2,299,168,000 (cash basis) compared to $2,151,955,000 for the prior year. Amendment No. 856 to the Alabama Constitution was approved by voters in September 2012 to allow for transfers from the Alabama Trust Fund to the General Fund in the amount of $145,796,943 annually for the fiscal years 2013 through 2015 to provide temporary support for General Fund services.  Act No. 2013-6 adopted during the 2013 Regular Session of the Alabama Legislature requires the State to repay such amounts transferred during 2013 through 2015 to the Alabama Trust Fund no later than September 30, 2026, assuming the act is not subsequently amended or repealed.  Besides the provisions for the temporary annual transfers through the 2015 fiscal year, Amendment No. 856 also changed the method by which amounts are regularly transferred from the Alabama Trust Fund to the General Fund each year, which is expected to increase the amount annually transferred to the General Fund.

In May 2021, the Alabama Legislature adopted a budget for the General Fund for the 2021 fiscal year of approximately $2.4 billion, which is approximately $100 million more than the 2021 fiscal year General Fund budget.

The Education Trust Fund is the largest operating fund of the State.  Revenues credited to the Education Trust Fund are used for the support, maintenance and development of public education and capital improvements relating to educational facilities.  Moneys on deposit in the fund are appropriated by the Legislature on an annual basis.  For the fiscal year ended September 30, 2020, the Education Trust Fund had an unobligated ending cash balance of $374,940,000, which reflects a 39% decrease from the prior year.  Education Trust Fund receipts for the fiscal year ended September 30, 2020 were $7,741,235,000 (cash basis) compared to $7,215,276,000 for the prior year.

In March 2011, the Legislature passed and the Governor signed into law The Education Trust Fund Rolling Reserve Act, which is designed to reduce the risk of proration in the State’s education budget. The education budget process had historically been based on projecting the annual change in Education Trust Fund revenues. The sources of revenue that fund the Education Trust Fund are highly sensitive to changes in the economy and the range of total revenues varies widely from year to year. As a result, accurately projecting the Education Trust Fund revenues each year in order to prepare a workable education spending budget has been difficult. The inability to make accurate revenue projections has led to several instances of proration in the education budget in prior years.

The Rolling Reserve Act caps the education spending budget using a growth rate equal to the rolling 15-year average annual revenue growth rate as applied to actual revenues. Under the Rolling Reserve Act, Education Trust Fund revenues over and above the budgeted amount are to be transferred to the Education Trust Fund Rainy Day Account (the “Rainy Day Account”) until the Rainy Day Account has been reimbursed in full for any prior withdrawals. The Rainy Day Account currently gives the State the power to temporarily transfer money from the $3.33 billion Alabama Trust Fund to prevent proration in the Education Trust Fund, but the money must be reimbursed within 6 years of its transfer. There is not currently an amount outstanding to be repaid to the Rainy Day Account.

Once the Rainy Day Account has been fully repaid, any remaining revenues will be transferred to a new savings account established by the Rolling Reserve Act, the Education Trust Fund Budget Stabilization Fund (the “Budget Stabilization Fund”). Money in the Budget Stabilization Fund may be withdrawn only to prevent proration in the Education Trust Fund. If the balance in the Budget Stabilization Fund reaches an amount equal to 20% of the then current year education budget, any funds above that amount will be transferred to another new fund created by the Rolling Reserve Act, the Education Trust Fund Capital Fund (the “Capital Fund”). Money in the Capital Fund may be used for construction or renovation to public education facilities in the State. The budget process required by the Rolling Reserve Act was implemented beginning with the fiscal year 2013 budget.

In March 2013, the Legislature passed and the Governor signed into law the Alabama Accountability Act of 2013 (Act No. 2013-64), which, among other things, (1) allows for flexibility contracts between the State Board of Education and local public school districts in order to enhance innovation in Alabama public schools, (2) creates an income tax credit for families with students in a failing school to attend a nonpublic school or non-failing public school, and (3) creates income tax credits for taxpayers who donate to a nonprofit organization that provides scholarships for students to attend a nonpublic school or non-failing public school. The income tax credit for families with students in a failing school is a refundable tax credit, which means that if the Alabama income tax owed by the family is less than the total credit allowed under the act, the family is entitled to a refund or rebate equal to the balance of the unused credit. The act provides that these refunds or rebates are to be paid out of sales tax revenues of the Education Trust Fund. The act became effective on March 14, 2013.  Refunds paid from sale tax collections have historically been less than $500,000 per year.

State Retirement Programs.  The State maintains two major retirement programs: the Teachers’ Retirement System of Alabama (the “Teachers’ System”) and the Employees’ Retirement System of Alabama (the “Employees’ System”).  The Teachers’ System and the Employees’ System were established in 1941 and 1945, respectively, and at this time cover most public employees in the State.  As of September 30, 2020, there were 132,707 active members in the Teachers’ System and 85,485 active members in the Employees’ System. Approximately 56,486 of the members of the Employees’ System were active local government employees for whom the State makes no contribution.  The Systems are funded by (1) employee contributions, (2) employer contribution appropriations by the Legislature from the Education Trust Fund, the General Fund and other funds, in the case of State employees, and local government contributions, in the case of local government employees, and (3) earnings on investments.  The participation of the active members is implemented through a salary reduction agreement with the employees and concurrent contributions by the employer.  The State also maintains a relatively small Judicial Retirement Fund (and together with the Teachers’ System and the Employees’ System herein the “Systems”) established in 1973 for State judges, court clerks and certain district attorneys.  As of September 30, 2020, there were 354 active members covered by the Judicial Retirement Fund.

The statute creating the Employees’ System, which allows covered local government employees to elect to participate in the Employees’ System, provides that, notwithstanding anything to the contrary, the Employees’ System shall not be liable for the payment of any pensions or other benefits on account of employees of any local government, whether active or retired, for which reserves have not been previously created from funds contributed by each such local government for the employees of that local government.

In 2012, the Alabama Legislature enacted Act No. 2012-377 that created a two tier defined benefit plan for all Employees’ System and Teachers’ System employees.  Tier 1 consists of all employees with any eligible service prior to January 1, 2013.  Tier 2 consists of all employees of the Employees’ System and Teachers’ System hired for the first time on or after January 1, 2013.  The expectation is that employer contribution rates will be lower for Tier 2 employees as compared to Tier 1 employees based on the reduction in benefits provided and the increased minimum age requirements in order to begin receiving benefits for Tier 2 employees.

The Systems provide retirement, disability and death benefits, and the benefits are available to members at varying times during their creditable service.  While there are variations in benefits, the basic annual service retirement allowance for Tier 1 employees and judges is 2.0125% (2.8750% for State Police) of the member’s final compensation (average of highest three years out of final ten years) multiplied by the number of years of creditable service.  For Tier 2 employees, the basic annual service retirement allowance is 1.650% (2.375% for State Police) of the member’s final compensation (average of highest five years out of final ten years) multiplied by the number of years of creditable service.  Retirement benefits are available (i) for Tier 1 employees after 25 years of creditable service or after 10 years of creditable service and attainment of age 60 (age 52 for State Police) and (ii) for Tier 2 employees after 10 years of creditable service and attainment of age 62 (age 56 for State Police).  Members of the Systems are qualified for vested deferred benefits after completion of 10 years of creditable service.  A member who is not eligible for vested deferred benefits is entitled only to the return of his own contributions and a limited amount of interest.

In 2011, the Alabama Legislature enacted Act No. 2011-676, which increased Tier 1 employee contribution rates for the Systems by 2.25% effective October 1, 2011.  An additional increase of 0.25% took effect on October 1, 2012.  Participating local governments were given the option of maintaining the employee contribution rates at the prior levels for Tier 1 employees.  Tier 2 State employees (except for State Police) and Tier 2 employees of local governments that adopted the contribution rate increases have lower employee contribution rates than Tier 1 employees.

In accordance with the governing statutes, the actuary determines whether the employer contributions are sufficient to meet the accruing liabilities of the Systems or whether adjustments, on the basis of actual experience, are necessary to maintain the Systems in an actuarially sound condition.  Contributions of 12.36% (Tier 1) / 11.22% (Tier 2) of active payroll for the Teachers’ System, 14.64% (Tier 1) / 14.24% (Tier 2) of active payroll for the Employees’ System (51.75% (Tier 1) / 42.89% (Tier 2) for State Police), and between 35.61% and 40.80% of active payroll (depending on the type of employee) for the Judicial Retirement Fund are currently being made for the 2021 fiscal year on the basis of these determinations, which have been certified by the boards of directors of the Systems, as required by law.  The employer contribution rates vary for local governments.

There is, of course, no guarantee that future Legislatures will not provide further increases in benefits without providing either for corresponding increases in member contributions or increases in taxes to fund the increased level of benefits, the net effect of which could be the disbursement of a higher proportion of the State’s assets to fund the Systems than that represented by the contributions by the State for the current fiscal year.

Total actuarial value of assets of the Teachers’ System as of September 30, 2020 was $26,681,234,000.  The actuary determined that the unfunded actuarial accrued liability of the Teachers’ System as of September 30, 2020 was $11,071,566,000.

Total actuarial value of assets of the Employees’ System as of September 30, 2020 was $5,083,172,366 for State employees (excluding State Police) and $359,723,580 for State Police.  The actuary determined that the unfunded actuarial accrued liability of the Employees’ System as of September 30, 2020 was $3,072,685,989 for State employees (excluding State Police) and $298,594,604 for State Police.

Total actuarial value of assets of the Judicial Retirement Fund as of September 30, 2020 was $316,853,131.  The actuary determined that the unfunded actuarial accrued liability of the Fund as of September 30, 2020 was $162,765,929.

Additional information respecting the Systems may be viewed and downloaded at the Retirement Systems of Alabama website: http://www.rsa-al.gov.

Post-Employment Health Benefits.  In addition to the pension benefits provided by the Teachers’ System and the Employees’ System, the State provides postretirement health care benefits to all retired State employees through the State Employees’ Health Insurance Plan (SEHIP) and to all retired employees of State educational institutions and employees of local school systems through the Public Education Employees’ Health Insurance Plan (PEEHIP).

Based on the most recent actuarial report for PEEHIP, PEEHIP had an unfunded actuarial accrued obligation of $ 4,414,731,756 as of September 30, 2020.  Based on the most recent actuarial report for SEHIP, SEHIP has a net OPEB liability of $993,070,281 as of September 30, 2020.

In 2011, Act No. 2011-704 was signed into law, which establishes changes to the retiree sliding scale premium calculation for PEEHIP members retiring on or after January 1, 2012.  The new law requires an employee who retires with less than 25 years of service to pay 4% of the employer share for each year under 25 years of service (years of service premium) instead of the 2% under the previous law. The new law also requires an employee who retires before becoming eligible for Medicare to pay 1% of the employer share for each year less than age 65 (age premium) and to pay the net difference between the active employee subsidy and the non-Medicare eligible retiree subsidy (subsidy premium). Once the retiree becomes eligible for Medicare, the age and subsidy premium will no longer apply. However, the years of service premium will continue to be in effect throughout retirement.  Act No. 2011-698 enacted similar changes to the SEHIP law, and states that all SEHIP participants retiring after December 31, 2011 will be subject to a sliding scale premium calculation based on years of creditable coverage in SEHIP.  The law also states that employees retiring after December 31, 2011 will be subject to a sliding scale premium calculation based on the difference between the age of the employee at retirement and the Medicare entitlement age.

Debt Ratings.  The general obligation debt of the State is rated “Aa1”, “AA” and “AA+” by Moody’s Investors Service, Standard & Poor’s Ratings Services and Fitch Ratings, Inc., respectively.  Obligations issued by public corporations and authorities on behalf of the State as well as obligations issued by local governments and any public corporations and authorities issuing obligations on their behalf are assigned separate ratings, which may differ significantly from the ratings assigned to the State’s general obligation debt.  Such ratings reflect only the respective views of such rating agencies and an explanation of the significance of a rating may be obtained from such rating agencies.   There can be no assurance that the conditions on which these ratings are based will continue, that any such ratings will remain in effect for any given period of time or that they may not be lowered or withdrawn entirely, or that particular bond issues may not be adversely affected by changes in financial, economic, political or other conditions.  Any downgrade revision or withdrawal assigned to such debt obligations could have an adverse effect on their market price and liquidity.

Local Issuers.  There are a number of local governmental entities, public corporations and other quasi-governmental entities that issue debt obligations in the State.  These entities issue debt obligations on their own behalf, and many also issue conduit obligations payable solely from amounts received from an underlying private borrower.  Local issuers are subject to economic risks specific to the particular locality, which may vary significantly from the economic risks faced by the State or the nation generally.  The credit quality of debt obligations issued by a local issuer may vary considerably from the credit quality of general obligation debt issued by the State.  Some local issuers have no taxing power and others have taxing power that is subject to constitutional or statutory limits. In particular, county governments have limited ability to raise revenue on their own, with the levy of new taxes or rate increases for existing taxes generally requiring approval of the Alabama Legislature.  In addition, the levy of property taxes by local governments generally requires the approval of the affected taxpayers by referendum.  Such limitations could significantly impede a local government’s ability to increase tax revenue in response to financial difficulties.

COVID-19. On March 13, 2020, Governor Ivey declared a State public health emergency due to COVID-19, which was subsequently extended several times.  The declaration of a State public health emergency ended on July 6, 2021.

The Governor and the State Health Officer also issued a series of orders to address the spread of COVID-19, including stay at home requirements, mandatory wearing of masks in public places and restrictions on the operation of certain business among other orders. All State public health orders relating to COVID-19 expired on May 31, 2021.

Most governmental entities in the State have been adversely affected by the COVID-19 pandemic, including incurring costs to respond to the pandemic and reductions in tax and other revenues due to reductions in business and individual activities. Federal grant moneys have helped to lessen the impact on the State and local governments.

The future impact of COVID-19 on the State and local governments cannot be predicted with certainty.  New strains of the virus and limited vaccination rates, among other challenges, could lead to additional significant outbreaks in the future. Such developments could have an adverse financial impact on the State and local governments.

Arkansas:

The following discussion highlights some important financial information about the state of Arkansas, which is drawn from the Arkansas Comprehensive Annual Financial Report for Fiscal Year 2020, which ended June 30, 2020, and other sources.

General Demographic Factors.  Arkansas, a south-central state bordered by Missouri, Tennessee, Mississippi, Louisiana, Texas, and Oklahoma, ranks 29th nationally in total area (land and water), with a total area of 53,179 square miles. Nicknamed “The Natural State,” Arkansas is known for its beauty, clear streams and lakes, and an abundance of natural wildlife. The terrain of Arkansas is almost equally divided between lowlands and highlands, with the gulf coastal plain on the east and south and the interior highlands in the west and north. The lowlands of eastern Arkansas have mainly been used as farmland. Southern Arkansas contains a wide range of forests and farmland. The highlands of northern and western Arkansas are used for grazing land, poultry and livestock industries, and a large tourism industry.

The population of Arkansas in 2020 was estimated at 3,030,522. Arkansas has eight metropolitan statistical areas located at least partially within the State. The largest of these is the Little Rock-North Little Rock-Conway metropolitan area, which encompasses six counties with an estimated population in 2020 of 746,564. Little Rock, the State’s capital, is centrally located and serves as the major transportation, governmental, and industrial center of the State.

The State provides a full range of services including education, health and human services, transportation, law, justice and public safety, recreation and resource development, regulation of business and professionals, and general government. The State’s transportation systems are multimodal and include waterways, highways, air routes, and railways. The State shares financial responsibility for public education with local school districts. The State provides its share of financial support to equalize educational opportunities by compensating for local differences in ability to support education.  For the 2020-2021 school year, the average daily membership in public elementary and secondary schools was 455,763, and there were 33,507 certified instructional staff employed by the public schools. During the 2020-2021 school year, $10,154.56 was spent per pupil. There are 32 State-supported institutions of higher education, as well as two publicly supported law schools and one publicly supported school of medicine. Arkansas has 113 hospitals licensed by the Arkansas Department of Health, with approximately 12,236 licensed beds. A major industry of Arkansas is tourism. Arkansas has 52 state parks and museums, seven national parks sites or memorials, and active symphony, theater, and opera organizations within the State.

State Economic Information.  During the past 25 years, Arkansas’s economy has shifted from agriculture to light manufacturing to more sophisticated processes and products such as electronics, transportation equipment, and industrial machinery. Services and manufacturing account for the largest share of the State’s gross product. The electronics/industrial machinery sector in Arkansas includes electronics, industrial and commercial machinery, and computer equipment. Information technology represents one of the fastest growing industries in Arkansas. Arkansas’s information technology sector includes businesses that provide computer programming, data processing and management, computer software and systems design, information retrieval, telephone communications, and other technology-related business services. The health services, wholesale/retail trade, and services sectors have also grown in recent years. The tourism industry is also important to Arkansas with tourists spending approximately $7.68 billion in Arkansas in 2019. Agriculture and agriculture-related biotechnology also play an integral part in the Arkansas economy. Arkansas ranks first in the nation in rice production, and third in poultry and cotton production. Other chief agricultural products include soybeans and wheat. Principal manufactured products include chemicals, food products, lumber and wood products, paper, electronic equipment, rubber and plastic products, furniture, home appliances, apparel, machinery, transportation equipment, and steel. In addition, the State has significant natural gas and oil producing interests, as well as mining and forestry activities. The diversification of economic interests has lessened the State’s cyclical sensitivity to the impact of any single sector. The unemployment rate for 2020 averaged 6.1% compared to a national rate of 8.1%.

The gross domestic product for Arkansas in 2020 was $129.1 billion and retail gross domestic product for 2020 was $9.53 billion. Property values in Arkansas for real and personal property in 2020 are estimated at an assessed value of $49.1 billion. The employment distribution among various sectors of the economic base of Arkansas in 2020 was as follows (rounded percentages): 20% Trade, Transportation, and Utilities; 16.8% Government; 15.1% Education and Health Services; 12.5% Manufacturing; 11.2% Professional and Business Services; 8.6% Leisure and Hospitality; 4.3% Construction; 5.1% Financial Activities; 0.44% Natural Resources and Mining; 1% Information; and 5.2% Other Services.

Arkansas is a leader in the South for its favorable business climate and low cost of doing business. The State’s average cost of living for the metropolitan statistical areas is consistently lower than the national average. Businesses are able to enjoy low tax obligations through incentives, exemptions, credits, and refunds. Five Fortune 500 firms are headquartered in Arkansas: Dillard’s, Inc., Tyson Foods, Inc., Wal-Mart Stores, Inc., Murphy USA, and J.B. Hunt Transport Services. An additional 145 Fortune 500 companies have operations in Arkansas.

Fiscal Matters.  The General Assembly, the Office of Budget, and the Office of Accounting of the Department of Finance and Administration (“DFA”), the Governor, the Treasurer, and the Division of Legislative Audit share responsibility for statewide financial management. The State is prohibited from deficit spending by its Constitution, and spending is limited to actual revenues received by the State. The General Assembly is responsible for legislating the level of State services and appropriating the funds for operations of State agencies. The Office of Budget prepares the Executive Budget with the advice and consent of the Governor and also monitors the level and type of State expenditures. The Office of Accounting has responsibility for maintaining fund and appropriation control and, in conjunction with the Auditor of the State, has responsibility for the disbursement process. The Treasurer has responsibility for maintaining the State fund balances and the investment of State funds, with the advice of the State Board of Finance. The Division of Legislative Audit has responsibility for performing financial post-audits of State agencies.

Budgetary control is maintained through legislative appropriation. State agencies submit budgetary requests annually to the Office of Budget of the DFA. The Office of Budget prepares the Executive Budget and an estimate of general revenues. The General Assembly appropriates money after consideration of both the Executive Budget and the revenue estimate. The appropriation process begins in the joint House-Senate Budget Committee and then proceeds through both houses of the General Assembly. Legislative appropriations are subject to the Governor’s approval or veto, including the authority of line-item veto.

DFA maintains control over the spending patterns of the State through control at the line-item level. Arkansas Code Title 19 (Public Finance) requires the Director of the DFA, who is the State’s Chief Fiscal Officer, to be aware of the actual and estimated funds available at all times to ensure that they are sufficient to maintain the State on a sound financial basis without incurring a deficit. The law provides that 60 days prior to the convening of the General Assembly each year, the Governor shall issue a General Revenue Forecast based on the aggregate revenue forecasts of each state agency. The forecast identifies the expected level of general revenues collections and the net distributions of those revenues for the year, as required by the state’s Revenue Stabilization Act. The General Assembly then authorizes the level of funded appropriation each year based on the annual general revenue distribution along with other special and federal revenue sources.

For the 2020 fiscal year, general fund State revenues totaled $19.76 billion. Total expenditures were $18.1 billion.  The surplus above net available distribution was $295.4 million. The excess of revenues over expenditures was $1.68 billion. The total net change in fund balance totaled an increase of $72.48 million with $4.765 billion as the fund balance at the beginning of the year and $5.49 billion at the end of the year.

Indebtedness of the State of Arkansas.  The Constitution and laws of the State of Arkansas do not limit the amount of debt that may be incurred by the State. General obligation debt may be incurred only upon approval of the electors of the State at a general election or a special election held for such purpose. The State issues both general obligation bonds and special obligation or revenue bonds. General obligation bonds are backed by the full faith and credit of the State, and revenue bonds are backed by a revenue source and restricted funds as specified in the bond resolution. Revenue bonds are generally designed to be self-supporting from the revenue source related to the financed program. On November 8, 2016, voters passed an amendment to the Arkansas Constitution that removed the limitation on the principal amount of general obligation bonds, which were not to exceed 5.00% of general revenue, in order to attract large economic development projects. The State is rated AA by a nationally recognized statistical rating organization, which indicates a very strong creditworthiness compared to similar issues.

General obligation bonds outstanding at June 30, 2020 totaled $1.13 billion. With an estimated 2020 population of 3.023 million, the net general obligation bonded debt per capita was $312. Arkansas also has a number of issues of special obligation or revenue bonds outstanding.

In regard to guaranteed indebtedness, the Arkansas Economic Development Commission (“AEDC”) has the authority to guarantee repayment of indebtedness incurred by private borrowers, not to exceed $5,000,000 in each instance, to promote industrial development within the State. In addition, the Arkansas Development Finance Authority (“ADFA”) may guarantee bonds issued by ADFA, or other local issuers for various educational and economic development purposes, including obligations issued by a venture capital investor group.

The State’s governmental activities had $1.4 billion in bonds, notes payable, and capital leases outstanding at June 30, 2020. Also, at that time, the governmental activities of the State had approximately $119.6 million of claims and judgments outstanding. The State’s business-type activities had $2.5 billion in bonds, notes payable, and capital leases outstanding at June 30, 2020. At that time, the business-type activities had approximately $385.9 million of claims and judgments outstanding.

State Retirement Programs.  Arkansas currently has five major retirement systems for its employees: the Arkansas Public Employees Retirement System (“APERS”), the Arkansas State Police Retirement System (“ASPRS”), the Arkansas Judicial Retirement System (“AJRS”), the Arkansas Teacher Retirement System (“ATRS”), and the Arkansas State Highway Employees Retirement System (the “ASHERS”).

APERS is a cost-sharing, multiple-employer, defined benefit plan covering all State employees not covered by another authorized plan, although a small number of the participants in this system do continue in a participatory program in existence prior to 1978. As of June 30, 2020, the number of active participants in the program was 44,373, and the number of retired and survivor beneficiaries was 39,805. The ASPRS is a single-employer, defined benefit pension plan covering all commissioned police officers of Arkansas State Police. The ASPRS is administered by APERS and, as of June 30, 2020, included 482 active participants, 59 deferred retirement active participants, and 687 retired participants and survivor beneficiaries. AJRS is a single-employer, defined benefit pension plan which covers all Circuit and Court of Appeals Judges and Supreme Court Justices. As of June 30, 2020, there were 142 active participants and 148 retired participants and survivor beneficiaries in AJRS. ATRS is a cost-sharing, multiple-employer, defined benefit plan which covers all Arkansas Public School employees, with some exceptions, and employees of State colleges and universities and the Department of Vocational and Technical Education Division who do not elect a qualified alternative retirement plan. As of June 30, 2020, there were 70,539 active participants and 50,133 retired participants and beneficiaries. ASHERS is a single-employer defined benefit plan covering all employees of the Arkansas State Highway and Transportation Department. As of June 30, 2020, there were 3,712 active participants and 3,436 retired participants and beneficiaries.

Other Post-Employment Benefits.  In addition to the pension benefits, the State provides other post-employment benefits through the Employee Benefits Division of DFA and, for uniformed state police employees, through the Arkansas State Police. State colleges and universities also provide other post-employment benefits.

Economic Forecast.  The State’s personal income for the 2020 fiscal year was $147.3 billion, an increase of 4.7% over fiscal year 2019.  Personal income for fiscal year 2021 is estimated at $151.5 billion, an increase of 2.9% over fiscal year 2020.  In 2021, payroll employment is expected to average 1.24 million jobs, an approximate decrease of 18,000 jobs from fiscal year 2020. The actual net available revenue collected in 2020 was $5.8 billion, and the estimated actual net revenues for 2021 are estimated at $5.7 billion.

California:

The following discussion highlights some important financial information, which is drawn from official statements relating to securities offerings of the State (including the official statement for the State’s $1,842,060,000 Various Purpose General Obligation and General Obligation Refunding Bonds, dated March 11, 2021, the “Latest OS”), its agencies or instrumentalities, as available as of the date of this Statement of Additional Information and well as other releases recently made by the State and the federal government.

General Demographic and Economic Factors

California’s economy, the largest among the U.S. states and one of the largest in the world, has major components in high-technology, trade, entertainment, manufacturing, tourism, construction and services. The makeup of the State’s economy generally mirrors that of the national economy.  The State’s population as of April 2020 was approximately 39.58 million, which represents just under 12% of the total United States’ population.  California’s population is expected to continue to grow, with its population expecting to reach 44 million residents by 2060.  California has a younger population than the remainder of the U.S., with a slightly higher percentage under 18 and a lower percentage 65 and older and a younger median age.  California’s population is highly concentrated in metropolitan areas, with a majority of its people located in the five-county Los Angeles area and the nine-county San Francisco Bay combined metropolitan areas. Total personal income in California was in excess of $2.81 trillion at the end of 2020, and accounted for approximately 14.2% of all personal income in the nation.  Total civilian employment was approximately 16.353 million in May of 2021, the majority of which was in the services and trade sectors. The latest statistics from the U.S. Department of Labor (April 2021) pegs State unemployment at 8.3%, significantly higher than the national average (6.1% in April 2021).

Overall, California’s GDP accounted for 14.8% of the nation’s GDP in 2020, making it the fifth largest economy in the world. California issued 100,386 residential building permits in 2020.  A slight majority of these permits were for single-family structures. California’s export of goods exceeded $156 billion dollars in 2020.  The COVID-19 pandemic had a very significant impact on California exports which were down over 10% compared to the prior year.

State Finances

Overview of State Financial Condition.  The State’s fiscal health had improved immensely since the end of the Great Recession, the last instance in which the State incurred large budget deficits. The State’s General Fund budget had achieved structural balance for the last several fiscal years, while the State has also been building up historic levels of reserves. In recent years, the State paid off billions of dollars of budgetary borrowings, debts, and deferrals that were accumulated to balance budgets during the Great Recession and years prior.

The State entered 2020 with historic levels of reserves which have helped it weather the economic downturn associated with the COVID-19 pandemic. However, on March 4, 2020, the Governor declared a state of emergency to help the State prepare and respond to the COVID-19 pandemic.  On March 19, 2020, the Governor issued a statewide Order directing all residents to stay home or at their place of residence except for critical personnel.  The temporary closure of many restaurants, bars, retail stores, other businesses, schools, universities, and public spaces has already resulted in significant economic disruption in the State.

In addition to the impact on its economic activity, the State has directly spent considerable funds on COVID-19 emergency relief and the 2021-22 budget includes approximately $13 billion for such purpose.  Significant contribution to these costs have, however, been made through federal reimbursements.

The State’s economy has opened considerably, following large scale COVID-19 vaccination, resulting in the ending, on June 15, 2021, of most COVID-19 restrictions on businesses and public gatherings.  In addition, unemployment has been slashed from pandemic high levels and State revenues are exceeding budgeted amounts.  Though the State is certainly not out of the woods with respect to COVID-19’s impact on its economy and budget and COVID-19 remains a significant risk, the State has weathered the worst aspects of the pandemic to date.

General Fund Revenues, Expenditures and Cash Management. The State’s moneys are segregated into over 1,000 funds, the lion’s share of which are found in the General Fund. The General Fund is credited with all revenues received by the State Treasury that are not required by law to be credited to any other fund, and certain earnings form the investment of State money.  The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The State receives revenues from taxes, fees and other sources, the most significant of which are the personal income tax, sales and use tax, and corporation tax (which collectively constitute over 90 percent of total General Fund revenues and transfers). The State expends money on a variety of programs and services. Significant elements of State expenditures include education (both kindergarten through twelfth grade and higher education), health and human services, and public safety programs.

The State maintains three (3) budget reserve funds. The Special Fund for Economic Uncertainties (the “SFEU”) is funded with General Fund revenues, and was established for the purpose of protecting the State from unforeseen revenue reductions and/or unanticipated expenditure increases. The State Controller is authorized to transfer amounts in the SFEU to the General Fund as necessary to meet cash needs of the General Fund; such transfers being characterized as “loans.” The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the State Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund. In addition, in certain circumstances, moneys in the SFEU may be used in connection with disaster relief. Current estimates provide that the SFEU will have a balance of $9.028 billion at the end of fiscal year 2020-21.  In addition, Proposition 58 created the BSA, the second budgetary reserve fund (the operation of which was succeeded by Proposition 2). The BSA is funded from transfers from the General Fund, such transfers continuing until the BSA reaches 10% of the estimated General Fund revenues for a given fiscal year.  Current estimates provide that the BSA will have a balance of $12.536 billion at the end of fiscal year 2020-21.  The 2018 Budget Act created a third budgetary reserve, the Safety Net Reserve Fund, for the specific purpose of protecting safety net services during an economic downturn.  Current estimates provide that the Safety Net Reserve Fund will have a balance of $1.197 billion at the end of fiscal year 2020-21.  Monies in the Safety Net Reserve Fund are expected to be utilized in the State’s current financial straits.

Constraints on the Budget Process; Restriction on Raising or Using General Fund Revenues.  Complicating the State’s (and certain of its political subdivision’s) budgetary issues, over the years, a substantial number of laws and constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising state taxes, restricted the use of the State’s General Fund or special fund revenues, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets. Historic examples of provisions that make it more difficult to raise taxes include Proposition 13, passed in 1978 (and its related provision, Proposition 4, passed in 1979), which, among other things, required that any change in state taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the Legislature. Proposition 26, approved on 2010, requires a two-thirds vote in each house of the Legislature for any tax on any taxpayer, eliminating the prior practice of tax offsets. It also provides that any increase in a fee beyond the needed to provide the specific service is deemed a tax. Examples of provisions restricting the use of General Fund revenues are Proposition 98, passed in 1988, which mandates that a minimum amount of General Fund revenues be spent on local education (together with Proposition 49, passed in 2002, that mandates additional funding for pre and post school programs), and Proposition 10, passed in 1998, which raised taxes (and Proposition 56, passed in 2016, which further raised taxes) on tobacco products and mandated how the additional revenues would be expended.  Constitutional amendments approved by the voters have also affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits; Proposition 63, approved in 2004, which imposes a surcharge on taxable income of more than $1 million and earmarks this funding for expanded mental health services, but prohibits the Legislature or the Governor from redirecting General Fund support for mental health services below certain levels; and Proposition 1A, approved in 2004, which limits the Legislature’s power over local revenue sources. Propositions 22 and 26, approved on November 2, 2010, further limit the state’s fiscal flexibility. Proposition 25, also passed by the voters in November 2010, changed the legislative vote requirement to pass a budget and budget related legislation from two-thirds to a simple majority. It retained the two-thirds vote requirement for taxes. Proposition 30, approved on November 6, 2012, among other things, placed into the state Constitution the current statutory provisions transferring 1.0625% of the state sales tax to local governments to fund the realignment program for many services including housing criminal offenders; and Proposition 39, which generates an expected $1 billion annual increase in corporate tax revenue due to reversal of a provision adopted in 2009 that gave corporations an option on how to calculate their state income tax liability.  More recently, Proposition 2 passed by voters on November 4, 2014 amends the Proposition 58 version of the Budget Stabilization Account, and requires one-half of a calculated amount of money to be put aside in a “rainy day fund,” with the other half to be used to pay down debts and liabilities for the first fifteen years.  The effect of these various constitutional and statutory provisions is a structural imbalance in the State’s ability to raise revenues and its obligations to make expenditures, which in turn may impact the ability of California issuers of municipal securities to pay interest and principal on their obligations and may depend, in part, on whether a particular security is a general obligation or limited obligation bond (with limited obligation bonds being generally less affected). Moreover, other measures affecting the taxing and spending authority of California or its political subdivisions may be approved or enacted in the future. However, it is not possible to predict the likelihood of such future legislation or other measures.

State and Local Government Interaction, State Assistance.  Property tax revenues received by local governments declined significantly following passage of Proposition 13. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services. To offset these tax revenue losses, the State provides aid to local governments from the General Fund, principally for the purpose of funding K-12 schools and community colleges. Legislation and the enactment of Proposition 1A and Proposition 22 dramatically changed the State-local fiscal relationship. These statutory and Constitutional changes implemented an agreement negotiated between the Governor and local government officials (the “State-local agreement”). One such change relates to the reduction of the vehicle license fee (“VLF”) rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax they receive. This worked to the benefit of local governments because the backfill amount annually increases in proportion to the growth in property tax revenues, which has historically grown at a higher rate than VLF revenues, although property tax revenues declined between fiscal years 2009-10 and 2011-12.  As part of the State-local agreement, Proposition 1A reduces the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales and VLF revenues. Proposition 22, approved by voters in 2010, prohibits any future borrowing by the State from local government funds and inter-fund borrowing from certain transportation funds, and generally prohibits the Legislature from making changes in local government funding sources. Proposition 1A also prohibits the State from mandating that cities, counties or special districts undertake certain activities without providing for the funding needed to comply with such mandates.

Current and Adopted Budgets.  The budget discussions below are based on estimates and projections of revenues and expenditures as supplied by the State. These estimates and projections are based upon public releases from the California Department of Finance and the Latest OS.

Fiscal Year 2020-21 Budget.  The 2020-21 fiscal year budget, as enacted on June 29, 2020, took a balanced approach to closing the then-projected $54.3 billion budget deficit expected due to the COVID-19 pandemic.  This budget gap was to be closed through the use of existing reserves, special fund borrowing, deferrals, and cancelled program expansions.  Actual General Fund revenues were much stronger than anticipated and the 2020-21 fiscal year budget is estimated to generate a substantial General Fund surplus balance.  When the budget was enacted, General Fund revenues and transfers for fiscal year 2020-21 were projected at $129.9 billion (a substantial reduction from the prior fiscal year) to be collected. General Fund expenditures for fiscal year 2020-21 were projected at $133.9 billion (also a substantial reduction from the prior fiscal year).  The 2020-21 budget included General Fund expenditures of $45.1 billion for K-12 education, $15.8 billion for Higher Education, $44.8 billion for Health and Human Services and $13.4 billion for Public Safety.  Current estimates show a $25 billion increase in fiscal year 2020-21 General Fund revenues over the budgeted amount, primarily due to higher than projected tax revenues.  Concomitantly, fiscal year 2020-21 General Fund expenditures are estimated to be $22 billion more than budgeted. The 2020-21 budget projected an ending balance in the SFEU of $2.6 billion on June 30, 2020, while current estimates raise that amount to $9 billion based on the improved budget forecast.

Fiscal Year 2021-22 Budget.  California’s Governor released the 2021-22 Governor’s Budget on January 8, 2021. The Governor’s Budget proposes a multi-year balanced plan that rebuilds budgetary reserves that were utilized and partially depleted as a result of the COVID-19 pandemic and further proposes to make additional payments to further reduce the General Fund’s various debts and long-term liabilities.

General Fund revenues for fiscal year 2021-22 are projected at $158.4 billion, 2.7% less than the prior fiscal year.  General Fund expenditures for fiscal year 2021-22 are projected at $164.5 billion, 5.5% more than the prior fiscal year.  Despite expenditures that are in excess of revenue, fiscal year 2021-22 is projected to be balanced based on a carryforward positive balance in the General Fund in the amount of $12.2 billion.

The 2021-22 budget includes General Fund expenditures of $59.7 billion for K-12 education, $17.9 billion for Higher Education, $54.4 billion for Health and Human Services and $13.1 billion for Public Safety.  The 2021-22 budget projects an ending balance in the SFEU of $2.9 billion and in the BSA of $15.6 billion on June 30, 2022.

Bond Ratings

Standard & Poor’s, Moody’s and Fitch Ratings assign ratings to California’s long-term general obligation bonds.  The State’s general obligation bond ratings, from all its rating agencies, dropped considerably since the onset of the national recession, and have remained at lowered levels, after coming off their absolute lows, with the agencies all citing liquidity pressures, likelihood of lower revenues and a continuing economic decline.  In March of 2021, California issued its general obligation bonds that were rated “Aa2”, “AA-”, and “AA” by Moody’s, S&P and Fitch, respectively.

The obligations of California’s municipalities are generally stand-alone credits, rated on their own, and not affected by the State’s bond ratings. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for State-insured hospital bonds) are generally linked directly to California’s rating.  Such ratings reflect only the respective views of such rating agencies and an explanation of the significance of a rating may be obtained from such rating agencies.   There can be no assurance that the conditions on which these ratings are based will continue, that any such ratings will remain in effect for any given period of time or that they may not be lowered or withdrawn entirely, or that particular bond issues may not be adversely affected by changes in financial, economic, political or other conditions.  Any downgrade revision or withdrawal assigned to such debt obligations could have an adverse effect on their market price and liquidity.

Obligations of the State of California

General Obligations.  Under the California Constitution, debt service on most of the State’s outstanding general obligation bonds is appropriated and paid from the General Fund (other than self-liquidating bonds). Such debt service is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of January 1, 2021, California had approximately $71.2 billion aggregate amount of long-term general obligation bonds (and additional lease-revenue obligations of approximately $8.2 billion) outstanding, payable primarily from the State’s General Fund (with $672.8 million of which being self-liquidating), and unused voter authorizations for future issuance of approximately $35.5 billion of long-term general obligation bonds (and $7.6 billion of capital leases).

California Long Term Lease Obligations.  Based on a series of court decisions, certain long-term lease obligations, although typically payable from the General Fund of the State or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event that the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common causes of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility. In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

Non-Recourse Debt.  Certain state agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from state revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users or local governments of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had approximately $70.5 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2020.

Obligations of Other Issuers

There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. The primary units of local government in California are its 58 counties, which range in population size from less than 2,000 residents in Alpine County to well over 10 million residents in Los Angeles County. The counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 482 incorporated cities in California and thousands of special districts formed for education, utilities, and other services.

Recent Developments

Statewide.  2021-22 Budget. On January 8, 2021, California’s Governor released his proposed budget for fiscal year 2021-22.  The 2021-22 Governor’s Budget supports and expedites the State’s recovery from the health and economic crisis caused by the COVID-19 pandemic while continuing to build budget resiliency by increasing reserve balances and paying down existing obligations. The 2021-22 Governor’s Budget also includes substantial investments in education, homelessness prevention, and climate change focused initiatives.

Recent Cash Receipts and Federal Pandemic Relief.  Fiscal year 2020-21 cash receipts were $10.539 billion (9.9%) above forecasts.  Even more hopeful, tax receipts in January 2021 alone were $7.453 billion in excess of forecasts. Additional funds will be made available to the State under the American Rescue Plan Act of 2021 (“ARPA”).  Preliminary estimates indicate California will be the recipient of $42 billion in ARPA funding.

Legal Proceedings

The State is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues (or cash flow including through the limitation of certain financing vehicles or budgetary mechanisms). Lawsuits involving issues such as environmental cleanup, state employee retirement benefits, use of certain revenues and repayments of certain mandate costs to municipalities, school financing, healthcare and welfare programs, prison reform, tax refunds, escheated property, Indian tribal issues and privacy rights. If the State eventually loses any of these cases, the final remedies generally will involve multiyear consequences, the full impact of which should not be felt in any one year.

Other Considerations

In addition to the significant material and adverse impacts from the COVID-19 pandemic, numerous other factors may adversely affect the State’s and its municipalities’ economies. For example, reductions in federal funding could result in the loss of federal assistance otherwise available to the State. In addition, natural disasters, such as earthquakes, droughts and floods, have caused substantial damage to parts of California or have harmed the State’s economy, and the possibility exists that another natural disaster could create a major dislocation of the California economy.

Georgia:

As of June 30, 2021, the total indebtedness of the State of Georgia consisting of general obligation debt and guaranteed revenue debt totaled approximately $10,971,860,000.

The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year.  Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred.  The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year.  No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the State treasury.  No such short-term debt has been incurred under this provision since the inception of the constitutional authority permitting it.

Virtually all debt obligations of the State of Georgia and its counties, municipalities, and other political subdivisions and public authorities are required by law to be validated and confirmed in a judicial proceeding prior to issuance.

The State operates on a fiscal year beginning July 1 and ending June 30.  Treasury receipts for the fiscal year 2020 showed a decrease of -0.3% over receipts from fiscal year 2019.

According to the State Accounting Office, individual income tax receipts and sales and use tax receipts of the State for fiscal year 2020 comprised approximately 46.2% and 22.9%, respectively, of the total State treasury receipts.  Sales and use tax revenues declined by 1.2% in fiscal year 2020 compared to fiscal year 2019, and individual income tax revenues increased by 1.9% in fiscal year 2020 compared to fiscal year 2019.  Withholding revenues, largely reflecting wages and salaries paid to Georgia workers, are up 1.8% and other income tax payment revenues fell by 1.3%.

Georgia’s unemployment rate went from 3% to double digits and back to between 5% and 6% in that same time period. In the first half of calendar 2021, Georgia’s economy could be described as generally healthy and performing well compared to other states. Georgia’s earlier reopening than many other states, combined with strong recommended safety protocols for businesses, allowed Georgia to regain and maintain employment and incomes grew at a faster rate than almost any other state, as documented by the CNN/Opportunity Insight Recovery Tracker. Consumer confidence drawing from the restoration of near-normal levels of employment and federal stimulus for both the employed and unemployed supported both Georgia’s and the national economy, with Georgia seeing rising personal incomes and retail sales. In addition, new business formation in Georgia ran well ahead of 2019’s pace throughout 2020 as entrepreneurs saw openings for new business ideas or opportunities to replace closed establishments. In the first three quarters of fiscal year 2021 (July 2020 through March 2021), economic development announcements totaled $8.4 billion of proposed investment and 24,000 additional proposed jobs, with 70% of the announcements being outside of metropolitan Atlanta. Overall, these announcements are an increase of 67% compared to the like period for fiscal year 2020.

According to U.S. Bureau of Labor Statistics, Georgia had a state nonfarm employment of 5.02 million in February 2020, just before the COVID-19 pandemic impact began. In April 2020, employment in Georgia hit a low mark of 4.37 million, meaning that 650,000 people (13% of the workforce) were no longer working. Employment began to recover quickly, increasing to approximately 4.5 million employed early in the summer of 2020, 4.6 million employed in August and September, 4.8 million employed from October to December. Georgia ended calendar 2020 about 100,000 jobs short of a complete recovery, but it is expected many of those still missing jobs will return once the hospitality industry, and particularly the business convention portion, returns to full strength and schools fully reopen. Further gains in employment were made in January and February of 2021, with employment reaching 4.9 million employed in February 2021. Thus, while Georgia remains about 2% below peak nonfarm employment, it is expected that many of the missing jobs will return when normality is achieved in the travel and hospitality industries in the second half of 2021, as approximately 85% of the still missing jobs are in the hospitality industry.

Moody’s, S&P, and Fitch have given outstanding State of Georgia debt ratings of “Aaa”, “AAA”, and “AAA”, respectively. Such ratings reflect only the respective views of such rating agencies and an explanation of the significance of a rating may be obtained from such rating agencies.  There can be no assurance that the conditions on which these ratings are based will continue, that any such ratings will remain in effect for any given period of time or that they may not be lowered or withdrawn entirely, or that particular bond issues may not be adversely affected by changes in financial, economic, political or other conditions.  Any downgrade revision or withdrawal assigned to such debt obligations could have an adverse effect on their market price and liquidity.  None of the bond rating information noted above takes into account the loss of municipal revenues associated with the COVID-19 pandemic, and significant downgrades may follow.

The State from time to time is named as a party in certain lawsuits, which may or may not have a material adverse impact on the financial position of the State if decided in a manner adverse to the State’s interests.  The status, as of May 26, 2021, of certain of such lawsuits which could have a significant impact on the State’s financial position are summarized below.

David M. Curry, Commissioner, Georgia Department of Revenue v. T-Mobile South, LLC, Fulton County Superior Court Civil Case 2020-CV-340221, September 8, 2020, on appeal from Ga. Tax Tribunal Docket Nos. 1732418, 1800700 (consolidated).  T-Mobile South seeks refunds of sales and use taxes allegedly paid on purchases of certain tangible personal property for tax periods May 30, 2012 through December 31, 2016, which T-Mobile South asserts to be subject to computer equipment related sales and use tax exemptions pursuant to O.C.GA. § 48-8-3(68).  The total of the sales and use tax refunds claimed by T-Mobile South for such periods is approximately $11,500,000.  The Department of Revenue (“DOR”) ruled that the cell phone towers and the wireless network equipment purchased by T-Mobile South are “voice data transport technology,” which is specifically excluded from the exemption, and therefore do not qualify for the sales tax exemption.  T-Mobile South appealed these decisions with the Georgia Tax Tribunal.  Following a trial on all issues, on August 6, 2020, the Georgia Tax Tribunal ruled in favor of T-Mobile South and found that the equipment qualified as computer equipment under O.C.G.A. § 48-8-3(68) and, therefore, qualified for the sales tax exemption.  The Georgia Tax Tribunal reversed DOR’s denial of T-Mobile South’s refund claims and granted all of T-Mobile South’s refund claims for a total amount of $11.4 million.  DOR filed a petition for judicial review in Fulton County Superior Court on September 8, 2020.  The parties have filed briefs and a hearing was held on May 12, 2021.  On May 20, 2021, the Fulton County Superior Court issued a Final Order ruling in favor of DOR and found that the T-Mobile South equipment in the refund claim is voice transport technology and excluded from the sales tax exemption pursuant to O.C.G.A. § 48-8-3(68)(C)(ii)(I).  T-Mobile South has 30 days to file an application for discretionary appeal to the Court of Appeals.  If the application is granted, T-Mobile South has 10 days to file a notice of appeal in Fulton Superior Court.  At this stage of litigation, it is impracticable to render an opinion about whether the likelihood of an unfavorable outcome is either “probable” or ‘remote”; however, the State believes it has meritorious defenses and is vigorously defending this action.

CSX Transportation v. David M. Curry, Commissioner, Georgia Department of Revenue, Ga. Tax Tribunal Docket No. 1622264.  CSX has filed multiple appeals of constructive denials of refunds for sales and use tax imposed on diesel fuel starting in 2013.  The Department of Revenue (“DOR”) did not act on the refund claims due to the pendency of litigation on a comparable issue in the U.S. Supreme Court against the State of Alabama.  The issue is whether the sales and use tax imposed on diesel fuel purchased by rail carriers violates Section 306 of the Railroad Revitalization and Regulatory Reform Act of 1976 (the “4-R Act”), prohibiting discriminatory treatment of rail carriers.  CSX contends that the application of a four percent (4%) sales tax rate to its purchase of diesel fuel violates Section 306 of the 4-R Act because motor carriers are subject to state and local taxes but are exempt from the first three percent (3%) of the four percent (4%) sales tax rate under O.C.G.A. § 48-8-31, and because interstate water carriers are exempt from sales and use tax under O.C.G.A. § 48-8-3(17).  The total of the sales and use tax refunds claimed by CSX for tax periods October 2010 through June 2015 is approximately $37,500,000.

The Georgia Tax Tribunal cases have been stayed pending the outcome of pending litigation in Alabama in CSX Trans., Inc. v. Alabama Dep’t of Revenue, Case No. 17-11705-G.  The Eleventh Circuit rules in CSX Transp., Inc. v. Ala. Dep’t of Revenue, 888 F.3d 1163 (11th Cir. 2018) that Alabama’s sales and use tax did not discriminate against railroads when compared to motor carriers but did discriminate against railroads when compared to water carriers.  Alabama’s petition for certiorari to the U.S. Supreme Court was filed on October 8, 2018.  CSX also has filed a conditional petition for certiorari.  The U.S. Supreme Court denied the petitions for certiorari on June 24, 2019.  Therefore, the Eleventh Circuit’s decision was affirmed and the case was remanded to the District Court in Alabama to conclude proceedings. DOR is awaiting a final ruling from the District Court. At this stage of litigation, it is impracticable to render an opinion about whether the likelihood of an unfavorable outcome is either “probable” or “remote”; however, the State believes it has meritorious defenses and is vigorously defending this action.

Guam:

Tourism revenues and U.S. federal and military spending contribute to Guam’s economy.  Guam’s location in the Pacific region, a three-to-five-hour flight from many Asian countries, greatly contributes to the diversity of the island’s population and the visitor industry.  This geographic advantage also provides U.S. military operations with significant flexibility compared to other locations in the Pacific and Asia.

The COVID-19 pandemic has dramatically altered the behavior of businesses and people in a manner that is having negative effects on the global and Guam economies.  The pandemic, and governmental actions in response to the pandemic, have caused, and are expected to continue to cause, a significant disruption of daily life and business activity globally, nationally, and on Guam.  These disruptions include the mandatory quarantining of visitors to Guam, cancellation and prohibition of public gatherings, the prohibition of non-essential workers working outside of their homes, and the closure of some governmental buildings, schools, gyns, religious institutions, bars, dine-in restaurants, and other commercial facilities.  The COVID-19 pandemic and related consequences have also disrupted supply chains and could disrupt or delay certain construction activities.  As of April 30, 2021, Guam’s count of fully vaccinated individuals was at 64,047, or 51.0% of Guam’s adult population.  The Government of Guam continues to monitor the COVID-19 pandemic but is not able to predict the full impact it will have on Guam.  While work on most construction projects already in progress continues, certain planned construction projects have been delayed or otherwise negatively impacted by the COVID-19 pandemic and may experience further delays or additional negative impacts.  Additionally, it is expected that the decline in tourism related to the COVID-19 pandemic is having significant negative impact on Guam’s gross domestic product (“GDP”) and unemployment rates.

Guam has an international airport, the Antonio B. Won Pat Guam International Air Terminal (the “Airport”), operated by the A.B. Won Pat International Airport Authority, Guam, a public corporation and autonomous instrumentality of the government of Guam.  The Airport is the only commercial airport serving Guam and is the principal air carrier airport serving the surrounding Micronesian islands.  The Airport’s passenger base is over 90% international from all originating markets.  Fiscal year 2019 enplanements were the best year on record, with 1.9 million enplaned passengers versus fiscal year 2018 with 1.7 million. The COVID-19 pandemic has resulted in reductions in flights and declines in passenger volumes, which in turn, have resulted in significant reduction in scheduled services.  There were only approximately 757,000 visitors to Guam in 2020 due to the pandemic.

In February 2021, the Bureau of Economic Analysis of the United States Department of Commerce (“BEA”) released its estimates of GDP and gross domestic income (“GDI”) for Guam for 2019 and its estimates of gross domestic product by industry and compensation by industry for Guam for 2019.  The BEA’s estimates indicate that Guam’s GDP grew from $5.799 billion in 2015 to $6.311 billion in 2019.  The 2019 GDP figure consists of approximately $3.704 billion of personal consumption expenditures, $3.443 billion of government consumption expenditures, and $1.355 billion of private fixed investment, and is offset by approximately $2.192 billion of net exports.  The BEA also estimates that Guam’s real per capita GDP, measured in 2012 dollars adjusted for inflation, grew from $33,851 billion in 2014 to $34,393 billion in 2019.

The BEA estimates for Guam’s real GDP increased by 2.0% in 2019 after decreasing 0.9% in 2018.  The increase in the Guam economy in 2019 reflected an increase in export services by 15.6%, private fixed investments by 8.9%, federal government spending by 5.0%, and consumer spending by 1.9%.

Spending on construction and equipment for defense and private projects increased in 2019, but was partly offset by declines in territorial government investment spending Private fixed investment increased in business spending on construction with the growth in construction employment for 2018 indicating that much of this employment was related to U.S. Department of Defense construction.  In the private sector, a number of major projects were delayed in 2017 and 2018 because of continued denial of visa applications for projects unrelated to the military build-up. The estimates of GDP by industry for Guam in 2019 showed growth in the private sectors.  The largest growth was in the accommodations, food services, and amusements.

Spending by tourists makes up the vast majority of Guam’s exports of services.  Guam’s net real exports of services decreased 22.0% in 2018 and increased 9.1%; in 2019.  According to the Government of Guam Bureau of Statistics and Plans, Guam’s consumer price index in 2020 showed a 1.0% increase when compared to the same period one year earlier.

Annual mean wage for residents of Guam has increased from $33,280 in 2014 to $36,550 in 2019, a compounded annual growth rate of 1.5%, according to the U.S. Department of Labor Bureau of Labor Statistics.

Most food and goods are imported, and approximately 60% of imports are from the U.S. mainland.  Guam’s commercial shipping port is the entry point for more than 90% of Guam’s imports and also serves as a transshipment center for Micronesia.  The port handled approximately 1.15 million in cargo revenue tons, including the contents of over 84,000 containers in fiscal year 2019.

According to the 2010 U.S. Census, Guam’s 2010 population estimate was 159,358.  This represents a 2.9% increase over the 2000 U.S. Census tabulation of 154,805, which was in turn a 16.3% increase over the 1990 population of 133,152.  The U.S. Census Bureau estimates that Guam’s population in 2018 was approximately 167,800.

As of December 2020, approximately 74% of Guam’s workforce is employed in the private sector, with the remainder in government, both local and federal. Guam’s individual and household incomes have fairly equal distributions, as compared to other nations, islands, or territories in similar stages of economic development.  Guam’s unemployment was 3.6% as of September 2019.  The unemployment rate in Guam for September 2020 was 17.9%, an increase of 14.3% from September 2019, reflecting the impact on Guam as a result of the COVID-19 pandemic. The unemployment rate in Guam for December 2020 was 19.4%, an increase of 1.5% from the September 2020 figure.  These increases in unemployment are primarily a result of the COVID-19 pandemic.

Tourism has represented the primary source of income for Guam’s economy for over twenty-five years.  Visitor arrivals exceeded 1,000,000 travelers for the first time in 1994 and have remained near or above that level ever since.  The COVID-19 pandemic, however, has had and is expected to continue to have a material adverse effect on tourism in Guam. Based on data from the Guam’s Visitors Bureau, the total number of visitors to Guam for fiscal year 2020 was 757,385, a 53% decline from fiscal year 2019.

Historically, the tourism industry, both worldwide and on Guam, has correlated closely with the state of the world’s economies and levels of real disposable income. A weak economy, war or threat of terrorist activity, and regional or global pandemics, among other influences can adversely affect the tourism industry.  Also, currency exchange rates, trade balances, political relationships, and conflicts within and between countries are increasingly important influences on tourism. Economic conditions in South Korea, Japan, and throughout the Pacific Rim, and the resulting effect on overseas travel from these countries, are a major determinant of tourism on Guam. Like that of many destinations, Guam’s tourism industry is susceptible to the negative impacts of terrorism and other conflicts on the travel industry in general. For example, threats by North Korea in August 2017 contributed, in part, to the declining number of tourists visiting Guam in fiscal year 2018, which was approximately 2.0% below the total number of tourists in fiscal year 2017.  No assurance can be given that these threats and any future military actions will not have an adverse effect on tourist activity in Guam or that any decline in the total number of tourists will not have an adverse effect on Guam’s economy.

Guam faces above-average exposure to the economic and fiscal effects of the current COVID-19 coronavirus pandemic due to the significance of international tourism in the U.S. territory’s economy. The extent to which the coronavirus may impact business activity or investment results in Guam will depend on future developments, which are highly uncertain and cannot be predicted at this time.  There can be no assurance that Guam will not experience continued reductions in the number of tourist visitors because of the COVID-19 pandemic, natural disasters, or other economic, political, or societal conditions.

The level of active duty military personnel in Guam increased slightly from 2007 to 2010.  In 2010, it was anticipated that the military build-up would have three major parts: relocation of the Third Marine Expeditionary Force from Okinawa, Japan, creation of the infrastructure for an aircraft carrier berthing, and installation of an Army Air and Missile Defense Task Force.   In the years following 2010, Guam began to experience a decrease in military personnel as a result of the delay in the relocation of the Third Marine Expeditionary Force from Okinawa and Iwakuni, Japan, to Guam.  Concerns regarding the high cost of the relocation, delays in relocating U.S. military personnel and facilities within Japan and the U.S. budget deficit have extended the implementation timeframe for the relocation of the U.S. Marines from Japan.  Current plans anticipate that approximately 5,000 Marines and 1,300 dependents from Okinawa and other locations will be relocated to Guam by fiscal year 2028, with the first 2,500 Marines moving to a new Marine Corps Base Camp Blaz by fiscal year 2022.  The population change associated with e proposed military relocation is projected to reach a maximum of 9,721 in 2021 and thereafter decline to a steady-state population of 7,412 by 2028. As of 2017, there were approximately 5,600 active duty U.S. military personnel on Guam.  The U.S. government may choose to relocate military fleets, equipment and personnel from time to time in ways that either increase or decrease the U.S. military presence on Guam, and the government of Guam cannot predict whether or when such adjustments may occur.  If the U.S. military elects to reduce or eliminate its presence on Guam, the economy could decline.

The construction industry is heavily dependent on skilled foreign workers that require H-2B visas to work on Guam.  As of April 2021, there were approximately 1,656 individuals with H-2B visas on Guam.  From time to time, the United States Citizenship and Immigration Service (USCIS) has changed, amended, or modified its policies with respect to approval of H-2B visas.  For example, in December 2015, the USCIS started denying H-2B visa petitions which had previously been routinely approved at a rate of approximately 95%.  The government of Guam has been working with the U.S. Citizenship and Immigration Services to resolve the H2B visa issues for current and future construction projects including the planned military build-up and the expected growth in the construction industry on Guam.  The denial of nearly all H-2B visas in 2017 had resulted in a labor shortage and a potential economic downturn for Guam.  In June 2018, 654 workers were approved for military projects as a result of the 2018 National Defense Authorization Act, which provided flexibility to admit foreign skilled workers for projects directly connected to or associated with the Marine realignment on Guam. The Defense Act allows Guam to grant H-2B visas to workers for military realignment projects.  However, it does not address the labor shortage outside of military projects.  As of January 2019, the Department of Homeland Security announced that the Philippines is no longer on the list of countries eligible to send workers to the U.S. under H-2A and H-2B programs for at least a year.  In January 2021, Homeland Security designated the Philippines as eligible to participate in the H-2B non-immigrant visa program.  Homeland Security’s designation will be in effect from January 19, 2021, to January 18, 2022.  Future approval of new H-2B visas or extensions of existing H-2B visas is uncertain and could impact future military construction, public infrastructure, and private sector jobs on Guam.

Potential impacts of climate change, including rising sea levels, excessive rainfall, stronger tropical storms, drought, ocean acidification, coral bleaching, saltwater intrusion, storm surges, rising temperatures and increased migration, may threaten Guam’s security and resources.  The impact of climate change and climate variability may also have detrimental socioeconomic impacts to Guam.  The government of Guam has started system-wide coordination and long-range planning efforts to mitigate the potential adverse environmental and socioeconomic impacts of climate change.  The government of Guam is unable to predict whether sea-level rise or other impacts of climate change will occur while securities issued by Guam are outstanding.  Any such events could have an adverse impact on Guam’s economy and on securities issued by Guam.

Bond Ratings. As of May 2021, general obligation bonds of Guam were rated “BB-” by S&P Global Ratings and “Ba1” by Moody’s Investors Service, Inc. Such ratings reflect only the respective views of such rating agencies and an explanation of the significance of a rating may be obtained from such rating agencies. Future events could have an adverse impact on the ratings.  There is no assurance that any such rating will continue for any period of time or that it will not be qualified, downgraded, or withdrawn entirely by the assigning rating agency if, in its judgment, circumstances so warrant, or that particular bond issues may not be adversely affected by changes in financial, economic, political, public health, or other conditions. Any downgrade revision or withdrawal assigned to such debt obligations could have an adverse effect on their market price and liquidity. None of the bond rating information noted above takes into account the loss of municipal revenues associated with the COVID-19 pandemic, and significant downgrades may follow.

Maryland:

The State of Maryland (“Maryland,” or the “State”) is the 42nd largest of the states by land area, and has a population of 6,177,224 according to Bureau of the Census data from April of 2020, an increase of slightly less than 7% over the previous Census in 2010.  Maryland’s population is concentrated in urban areas, the Baltimore-Washington metropolitan region within the State comprising 50.1% of its area, but containing 87.3% of its population.

The State has a varied economy.  Nonetheless, growth in total personal income in the State of Maryland has been at a substantially lesser rate than the nation as a whole between 2014 and 2019, and the State of Maryland’s ranking in respect to per capita personal income has dropped to 7th in the nation from a high of 4th in 2010 and 2011.  The Port of Baltimore has been a particular bright spot in the Maryland economy, rapidly increasing the amount of foreign commerce cargo handled.  Record tonnage was driven primarily by coal and liquefied natural gas exports.  The unemployment rate in Maryland in April 2021, as cited by the U.S. Bureau of Labor Statistics was 6.2%, compared to the national unemployment rate of 6.1%.  Maryland has been impacted by negative economic effects associated with the COVID-19 pandemic, though its economy as a whole has not suffered any material downturns.

The State’s total General Fund expenditures recorded in accordance with generally accepted accounting principles (“GAAP”) for the fiscal years ending June 30, 2018, 2019 and 2020 were $30.961, $32.429 and $35.048 billion, respectively. The State’s General Fund had a GAAP deficit in

2018, in the amount of $357 million, and a surplus of $411.4 million in 2019, while being essentially in balance in 2020. The State’s General Fund is the fund from which all general costs of State government are paid and to which taxes and other revenues not specifically directed by law to be deposited in separate funds are deposited or credited. The State’s General Fund represents approximately 40% of the State’s total budget, on a budgetary basis. The State also accounts for its General Fund on a budgetary basis which changes the classification of certain funds and the timing of certain revenues and expenditures.  Thus, even though certain of the foregoing budgets resulted in deficits under GAAP, for State constitutional purposes they ultimately ended up in balance as constitutionally required. The State Constitution mandates a balanced budget.

On March 18, 2020, the General Assembly enacted the fiscal year 2021 budget (the “2021 Budget”).  The 2021 Budget, includes $7.8 billion in aid to local governments from general funds, including $6.5 billion for K-12 education, $4.8 billion to support public health programs (including $3.8 billion for medical assistance), and $1.7 billion for the State Retirement Pension System.  At the time the budget bill was passed, it was estimated that the General Fund surplus on a budgetary basis at June 30, 2021, would be $227.1 million.  Because of the effects of the COVID-19 pandemic, the Board of Public Works put into place several rounds of spending reductions to offset reduced revenue estimates.  Federal CARES Act monies substantially funded COVID-19 public safety expenditures, and as a result of the foregoing actions the General Fund balance on a budgetary basis as of June 30, 2021, is projected to be $264.4 million.

The Governor proposed the fiscal year 2022 Budget on January 20, 2021.  The 2022 Budget includes $7.9 billion in aid to local governments from general funds, including $6.7 billion for K-12 education, $6.2 billion to support public health programs (including $4.5 billion for medical assistance), and nearly $1.8 billion for the State Retirement and Pension System.  Under the 2022 Budget, fiscal year 2021 is expected to close with a general fund balance of $264.4 million and a Revenue Stabilization Account Balance of $883.5 million, representing 4.7% of total General Fund Revenues.  The Revenue Stabilization Account of the State’s Reserve Fund was established to retain State Revenues for future needs and to reduce the need for future tax increases.

Even before the COVID-19 pandemic, in the midst of years of generally favorable economic conditions Maryland continued to wrestle with structural deficits.  Mandated spending continued to outstrip revenue collections.  Pre-COVID-19, outlying projections showed deficits rising to $1.49 billion by 2026 if the structural imbalance is not addressed.

The public indebtedness of the State of Maryland is divided into three basic types. The State issues general obligation bonds for capital improvements and for various State-sponsored projects. The Department of Transportation of Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.  Maryland’s Counties and its other political subdivisions issue their own general obligation and revenue bonds.

According to recent available ratings, general obligation bonds of the State of Maryland are rated “Aaa” by Moody’s, “AAA” by S&P and “AAA” by Fitch. In addition, the general obligation bonds of Maryland’s Counties (including for this purpose the City of Baltimore), that have been rated by Moody’s, S&P or Fitch have all received and continue to maintain investment grade ratings in fiscal year 2020. Such ratings reflect only the respective views of such rating agencies and an explanation of the significance of a rating may be obtained from such rating agencies.  There can be no assurance that the conditions on which these ratings are based will continue, that any such ratings will remain in effect for any given period of time or that they may not be lowered or withdrawn entirely, or that particular bond issues may not be adversely affected by changes in financial, economic, political or other conditions.  Any downgrade revision or withdrawal assigned to such debt obligations could have an adverse effect on their market price and liquidity. Certain bond issues of Maryland municipalities have recently received downgrades related to the COVID-19 pandemic.  None of the bond rating information noted above takes into account the loss of municipal revenues associated with the COVID-19 pandemic, and significant downgrades may follow.

Substantially all the foregoing information regarding the State’s budget and public indebtedness was obtained from the Official Statement with respect to State of Maryland General Obligation Bonds dated March 10, 2021. Many factors affect and could have an adverse impact on the financial condition of the State of Maryland, its Counties and other Maryland municipal issuers of debt obligations, many of which such factors are out of control of these issuers. It is not possible to predict whether, or to what extent, these factors may affect obligations of Maryland municipal issuers and the impact such factors might have on the ability of such issuers to meet the payment terms of their debt obligations.  Nonetheless, there is relative certainty that the COVID-19 pandemic has had, and may continue to have, a material adverse impact on the financial condition of the State of Maryland, its Counties, it other subdivisions and borrowers for which private activity bonds are issued.

Massachusetts:

MFS Massachusetts Municipal Bond Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than comparable municipal bond funds that do not focus on investments in Massachusetts issuers.

Commonwealth Employment and Income Rates.  The unemployment rate for the Commonwealth was 4.8% in 2015, 3.9% in 2016, 3.7% in 2017, 3.4% in 2018, and 2.9% in 2019. The national unemployment rate was 5.3% in 2015, 4.9% in 2016, 4.4% in 2017, 3.9% in 2018, and 3.7% in 2019. As of November 2020, the unemployment rate was 6.7% in Massachusetts and 6.4% nationally. Real per capita income in Massachusetts increased by 5.5% in 2015, by 1.8% in 2016, by 1.6% in each of 2017 and 2018, and by 1.4% in 2019. Nationally, real per capita income increased by 4.0%, 0.8%, 2.0%, 2.3%, and 1.6% in each of 2015, 2016, 2017, 2018, and 2019, respectively. From 2015 to 2019, both real and nominal income levels in Massachusetts were above the national average.

Limitations on Tax Revenues.  Growth of state tax revenues is limited by law in the Commonwealth to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of each fiscal year. The law also requires that state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the state auditor, is to be applied as a credit against the then-current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble to the law provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth.” State tax revenues between fiscal 2016 and 2020 were lower than the allowable state tax revenue limits set by state law.

Debt Limits and Types of Debt.  The Commonwealth is authorized to issue three types of debt directly: general obligation debt, special obligation debt, and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured by either a pledge of receipts credited to the Commonwealth Transportation Fund or by a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements. The Commonwealth may also pledge its credit in aid of, and provide contractual support for, certain independent authorities and political subdivisions within the Commonwealth.

Since December 1989, state finance law has included a limit on the amount of the Commonwealth’s outstanding “direct” bonds. The statutory limit on “direct” bonds during fiscal 2021 is $26.481 billion.

Major Obligations.  In addition to “direct” debt obligations, the Commonwealth also has other long-term liabilities in connection with the pledge of credit in aid of certain municipalities and authorities. These are classified as general obligation contract assistance liabilities or contingent liabilities. The Commonwealth is also authorized to pledge its credit in support of scheduled, periodic payments to be made under interest rate swaps and other hedging arrangements related to bonds or notes of the Commonwealth.

General obligation contract assistance liabilities arise from statutory requirements for (a) payments by the Commonwealth to the Massachusetts Clean Water Trust, the Massachusetts Department of Transportation (MassDOT), and the Massachusetts Development Finance Agency (MassDevelopment) that are used by these entities to pay a portion of their debt service obligations on outstanding bonds and (b) payments from the Social Innovation Financing Trust Fund to fund contracts to improve outcomes and achieve lower costs for contracted government services (“pay for success” contracts). Such liabilities constitute a pledge of the Commonwealth’s credit and therefore require a two-thirds vote of the Legislature.

Contingent liabilities relate to debt obligations of certain independent authorities and agencies of the Commonwealth for which the Commonwealth has some kind of obligation if expected payment sources do not materialize. These liabilities consist of guaranties for certain debt obligations, including those of the Massachusetts Bay Transportation Authority (MBTA) (pre-2000), the Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority, regional transit authorities, and the higher education building authorities. Additionally, MassDevelopment is authorized to issue bonds for the benefit of nonprofit community hospitals and health centers. Such bonds are to be secured by capital reserve funds funded at the time of bond issuance in an amount equal to the maximum annual debt service on the bonds.

A portion of the Commonwealth’s sales tax receipts (other than the tax on meals) is dedicated through non-budgeted special revenue funds to the MBTA and the Massachusetts School Building Authority (MSBA). The amount dedicated to the MSBA is the amount raised by the 1% tax (not including meals). The amount dedicated to the MBTA is the greater of (i) the amount raised by the 1% sales tax (not including meals), plus $160 million and (ii) an annually adjusted floor. The floor grows each year by the allowable base revenue growth (the lesser of sales tax growth or inflation, but not greater than 3% and not less than 0%) and was certified as $1.08 billion for fiscal 2021 and $1.1 billion for fiscal 2022.

Total tax revenue transferred to the MBTA amounted to $986.2 million in fiscal 2016, $992.2 million in fiscal 2017, $1.008 billion in fiscal 2018, $1.053 billion in fiscal 2019, and $1.077 billion in 2020. Total tax revenue transferred to the MSBA amounted to $798.5 million in fiscal 2016, $816.8 million in fiscal 2017, $847.9 million in fiscal 2018, $893.2 million in fiscal 2019, and $917.3 million in fiscal 2020. The total tax revenue expected to be transferred to the MBTA and MSBA in fiscal 2021 is $1.175 billion and $1.015 billion, respectively.

Commonwealth Budget.  The Commonwealth’s revenues increased in each of fiscal years 2016 through 2019 and decreased in fiscal year 2020. Tax revenues for fiscal 2016 were $25.425 billion and resulted in a deficiency of $88.7 million. Tax revenues for fiscal 2017 were $25.662 and resulted in a deficiency of $34.3 million. Tax revenues for fiscal 2018 were $27.787 billion and resulted in a surplus of $938.9 million. Tax revenues for fiscal 2019 were $29.740 billion and resulted in a surplus of $1.573 billion. Tax revenues for fiscal 2020 were $29.633 billion and resulted in a surplus of $336 million.

The budgeted operating funds of the Commonwealth ended fiscal 2020 with an excess of revenues and other sources over expenditures and other uses of $336 million and an aggregate ending fund balance in the budgeted operating funds of the Commonwealth of approximately $4.295 billion. Budgeted revenues and other financing sources for fiscal 2020 totaled $47.316 billion, including tax revenues of $27.613 billion. Commonwealth budgeted expenditures and other financing uses in fiscal 2020 totaled $46.980 billion. At the end of fiscal 2020, the Stabilization Fund’s ending balance was $3.501 billion, approximately $77 million more than fiscal 2019’s ending balance.

In December 2020, Governor Charles Baker approved the budget for fiscal 2021, which provides for a state spending budget of approximately $45.9 billion (excluding transfers to the Medical Assistance Trust Fund, the pension liabilities fund, and other interfund transfers). The fiscal 2021 budget reflects an approximately 4.5% increase over fiscal 2020 estimated spending levels.

Special Disclosure Regarding COVID-19 Matters.  The outbreak of COVID-19, a respiratory disease caused by a new strain of coronavirus, spread globally in early 2020, including throughout the United States and in Massachusetts, and on March 11, 2020, was declared a pandemic by the World Health Organization. In response to the pandemic, international, federal, state and local governments, as well as private businesses and organizations, implemented numerous measures intended to mitigate the spread and effects of COVID-19. Individuals, businesses, and organizations altered their behavior to adapt to such measures and to respond to the spread of COVID-19. The continued spread of COVID-19, the mitigation measures implemented, and these behavioral adaptations caused, and may continue to cause, severe disruptions in global, national, and local economies, as well as global financial markets, and significant volatility in the U.S. stock and bond markets.

In March 2020, Governor Baker declared a state of emergency in the Commonwealth, and over the following eight weeks Governor Baker’s administration undertook a number of mitigation measures in response to COVID-19, including: emergency orders closing certain education programs and non-essential businesses, a number of social distancing mandates, travel advisories, and eviction moratoriums, as well as tax relief measures postponing the collection of certain taxes due in fiscal 2020. All of these measures resulted in widespread economic disruption throughout the Commonwealth.

As the ongoing COVID-19 pandemic continues to evolve, Governor Baker’s administration has curtailed certain measures while retaining flexibility to address future waves of the pandemic. In May 2020, the Governor announced a four-phase approach to reopening the

Commonwealth, indicating that decisions and timing on all phases would be influenced by public health metrics. Between May and October 2020, as public health metrics improved, the phased reopening plan was implemented in steps, and certain mitigation measures were curtailed. By October 2020, the Commonwealth had proceeded to step 2 of Phase III of the plan. In December 2020, the Commonwealth rolled back its reopening requirements and standards to step 1 of Phase III in response to an increase in new COVID-19 infections and hospitalizations following the Thanksgiving holiday.

Following the rollback in the reopening plan in December 2020, public health measures continued to trend in a positive direction and the Commonwealth experienced significant declines in average daily COVID-19 cases and hospitalizations and increasing rates of vaccination within the Commonwealth. Accordingly, Governor Baker’s administration took steps to continue to implement the reopening plan, and in March 2021 transitioned to step 1 of the final phase of the plan. The administration is continuing to monitor public health data relating to COVID-19 and expects that it will continue to adjust the reopening plan, as needed, to control the spread of COVID-19 within the Commonwealth. As of April 2021, the Commonwealth cannot predict whether additional measures will be needed to control the spread of COVID-19 or the duration of any such measures. The continued and ultimate impact of the COVID-19 pandemic on the economy and the financial condition of the Commonwealth remains unknown and is dependent on numerous and highly uncertain factors, many of which are beyond the Commonwealth’s control.

Fiscal Relief Received by the Commonwealth.  The U.S. Congress has enacted six economic assistance and relief packages to date related to the COVID-19 pandemic. On March 18, 2020, the Families First Coronavirus Response Act (Families First Act) was enacted into law. It provides paid leave, establishes free coronavirus testing, supports unemployment benefits, expands food assistance, and protects health workers. The Families First Act included an emergency 6.2% increase to the Medicaid Federal Medical Assistance Percentage (FMAP), the federal matching rate for states and territories, during the public health emergency. This FMAP increase provided the Commonwealth with $546 million in additional revenue during fiscal 2020.

On March 27, 2020, the federal Coronavirus Aid, Relief and Economic Security Act (CARES Act) was enacted. It provided $2 trillion of aid for, among other things, market stabilization efforts, expanded unemployment insurance, loans and grants to small businesses, direct payments to certain individuals, and loans to corporations, businesses and health care systems, and approximately $150 billion for state and local governments, of which the Commonwealth received $2.461 billion and two local government units received funding. The Commonwealth has utilized the CARES Act and other available federal funds to pay for the state’s emergency expenditures relating to COVID-19.

On March 27, 2020, President Trump issued a major disaster declaration for the Commonwealth, superseding an earlier emergency declaration and making federal funding available to Commonwealth and eligible local entities for emergency protective measures, including direct federal assistance. The Commonwealth has applied for grants from the Federal Emergency Management Agency Public Assistance program (FEMA PA) to reimburse the Commonwealth for the costs of eligible emergency protective measures taken to address the COVID-19 pandemic.

On December 27, 2020, federal legislation was signed into law providing $900 billion in aid for, among other things, small business assistance through additional funding for forgivable Paycheck Protection Program loans, funding for Economic Injury Disaster Loans and Small Business Administration debt relief, a continuation of expanded and enhanced unemployment insurance, and funding to support education, public health, transportation, rental assistance, food security needs, and other items. While this federal legislation did not provide direct funding to state and local governments, its enactment provided the Commonwealth with additional financial flexibility by extending the deadline for spending funds available through the CARES Act Coronavirus Relief Fund to December 31, 2021.

On January 21, 2021, President Biden issued Executive Orders that increased the FEMA PA reimbursement rate from 75% to 100% for eligible costs incurred during the COVID-19 emergency and expanded the scope of eligible costs for certain items, such as school reopening costs. The Commonwealth expects these changes to increase the amount of FEMA PA available to offset COVID-related costs incurred by the Commonwealth. Approximately $377 million in FEMA PA reimbursements to the Commonwealth have been approved and the Commonwealth expects to submit more applications for reimbursement in the coming weeks and months. Additionally, FEMA approved the Commonwealth’s expedited application for approximately $427 million related to COVID-19 vaccine distribution costs and provided an advance of $213 million for these costs.

On March 11, 2021, the American Rescue Plan Act of 2021 (ARPA) was signed into law. As of April 2021, the Commonwealth is in the process of analyzing the impact of the ARPA on the state’s finances. Based on preliminary estimates published by the U.S. Congress in advance of the law’s enactment, the Commonwealth expects to receive significant federal assistance to respond to the public health emergency caused by COVID-19, including additional funding for COVID-19 testing, contact tracing, vaccine distribution, housing assistance for renters and homeowners, support for the childcare sector, and other areas. Further, preliminary estimates, which are subject to change, indicate that the Commonwealth may receive $4.5 billion and local governments (counties and municipalities) may receive an additional $3.4 billion in direct support pursuant to the ARPA.

Unemployment Insurance Claims and Trust Fund Solvency.  As a result of the COVID-19 pandemic, the unemployment rate in Massachusetts increased significantly to its peak of 17.7% in June 2020, compared to 2.8% in March 2020. By February 2021, the unemployment rate had declined to 7.2%. A total of approximately 1.93 million initial claims for regular Unemployment Insurance (UI) were filed from March 2020 through March 2021. Under current law, these federal UI relief programs are available through September 6, 2021.

As a result of the increase in UI claims, the Commonwealth applied to the U.S. Department of Labor for repayable advances to the Commonwealth’s Unemployment Trust Fund account from the federal unemployment account, in accordance with the provisions of Section 1201 of the Social Security Act, in order to assure payment of all compensation due. As of March 30, 2021, the Commonwealth has received $2.24 billion in federal UI advances and has applied for up to $1.34 billion in federal advances for the period covering April 1, 2021 through June 30, 2021. Governor Baker’s administration will continue to monitor unemployment claims and request federal advances as necessary to ensure payment of all compensation due. The federal funds have helped ensure individuals continue to receive unemployment benefits during the economic downturn caused by the COVID-19 pandemic.

On April 1, 2021 Governor Baker signed into law legislation that provides UI rate relief to Commonwealth employers by maintaining the employer experience rate for calendar years 2021 and 2022 at rate schedule “E” and thereby slowing the annual employer UI contribution growth rate, which would have occurred due in part to the decrease in the solvency of the UI trust fund caused by the COVID-19 pandemic. Without this action, employer contribution rates would be based on the much higher rate schedule “G.” The legislation also authorizes the Commonwealth to issue special obligation bonds for the purposes of repaying the federal advances made to the Commonwealth from the federal unemployment account for fiscal years 2020 to 2025 and establishing positive trust fund solvency with which to pay benefits and other related expenses. Any such special obligation bonds issued would be secured by a special assessment on employers.

Gaming.  In 2011, the Governor approved legislation that authorized the licensing of up to three regional resort casinos (one per region) and one slot facility (up to 1,250 slots) in the Commonwealth. The legislation established an appointed independent state Gaming Commission to oversee the implementation of the law and the regulation of the resultant gaming facilities. The Category 2 slot facility opened in Plainville in June 2015. A Category 1 facility in Springfield opened in August 2018 and another Category 1 facility in Everett opened in June 2019. The Commonwealth collected gaming tax revenues from the Category 2 slot facility of $63.4 million in fiscal 2017, $68.0 million in fiscal 2018, $67.5 million in fiscal 2019, and $38.5 million in fiscal 2020, and from Category 2 Race Horse Assessments of $14.2 million in fiscal 2017, $15.3 million in fiscal 2018, $15.2 million in fiscal 2019, and $8.7 million in fiscal 2020. The Commonwealth began collecting gaming tax revenues from the Category 1 facilities in August 2018. The Commonwealth collected an aggregate of $62.3 million in fiscal 2019 and $148.1 million in fiscal 2020.  In March 2020, the Gaming Commission voted unanimously to temporarily suspend the operations of both Category 1 facilities and the Category 2 facility to mitigate the expanding impact of the COVID-19 pandemic.  In accordance with the Governor’s phased re-opening plan, the Commission authorized the reopening of the gaming establishments in accordance with its adopted health and safety guidelines as of July 6, 2020.

Other Tax Revenues.  The Commonwealth imposes an excise tax, in addition to the regular sales tax, on retail sales of recreational marijuana and marijuana products, providing for the maximum combined state and local tax rate of 20%. In November 2019, the Governor approved legislation imposing an excise tax of 75% on the wholesale price of all electronic nicotine delivery systems and restricting the sale of all flavored tobacco products and flavored tobacco product enhancers, including flavored vaping products, to licensed smoking bars for on-site consumption.

Local Aid.  The Commonwealth makes substantial local aid payments to its cities, towns, and regional school districts to mitigate the impact of local property tax limits on local programs and services. Local aid payments to cities, towns, and regional school districts take the form of both direct and indirect assistance. Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts. The Commonwealth’s fiscal 2021 budget allocates $6.691 billion to direct and indirect local aid.

A significant portion of general revenue sharing funds is earmarked for public education and is distributed through a formula designed to ensure that each district reaches at least a minimum level of spending per public education pupil. The fiscal 2021 budget calls for the Commonwealth to provide $5.284 billion of state aid for public education.

In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2½, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2½ is not a provision of the state constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2½, as amended to date, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein or (ii) 2.5% over the previous year’s levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. The law contains certain override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election. Between fiscal 1981 and fiscal 2020, the aggregate property tax levy grew from $3.347 billion to $18.133 billion, a compound annual growth rate of 4.43%.

Cash Flow.  Cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures. All revenue anticipation notes, including those issued as commercial paper, must be repaid by the end of the fiscal year. The Commonwealth currently has liquidity support for a $200 million commercial paper program for general obligation notes, which the Commonwealth utilizes for additional liquidity, as necessary. The Commonwealth has also entered into a Note Purchase Agreement that permits the issuance of up to $200 million of either revenue anticipation notes or bond anticipation notes. As of February 28, 2021, there was no commercial paper or notes outstanding.

On May 11, 2020, the Commonwealth obtained a line of credit in the aggregate principal amount of $1.75 billion from a syndicate of banks. As of February 17, 2021, the line of credit was reduced to the amount of $500 million. The line of credit scheduled to expire on May 10, 2021, was renegotiated with the same syndicate of banks in the amount of $500 million for a term of three years, expiring on March 30, 2024.

For cash flow needs for fiscal 2021, the State Treasurer issued $1.5 billion in revenue anticipation notes in December 2020.

Medicaid.  The Commonwealth’s Medicaid program, MassHealth, provides health care to 1.9 million low-income children and families, low-income adults, disabled individuals, and low-income elders. The program, which is administered by the Executive Office of Health and Human Services, receives federal reimbursement on most of its expenditures.  In February 2018, the Children’s Health Insurance Program (CHIP) was reauthorized through federal fiscal 2027. For Massachusetts, the CHIP matching rate of 88% for federal fiscal 2019 was reduced to 76.5% for federal fiscal 2020 and to 65% for federal fiscal 2021 and beyond. Under the Affordable Care Act (ACA), beginning January 1, 2014, MassHealth began receiving enhanced federal reimbursement for spending on the new adult group (generally, childless adults with incomes under 133% of the federal poverty level (FPL)). The federal reimbursement rate for this group was 93% in calendar year 2019, decreasing to 90% for calendar 2020 and beyond. In response to the COVID-19 pandemic, the Families First Act established a 6.2% increase in the matching rate effective January 1, 2020 through the end of the quarter in which the declaration of the national public health emergency (including any extensions thereof) ends. This increase does not apply to expenditures for the ACA expansion population.

Approximately 42.7% of the Commonwealth’s budgeted fund spending for programs and services is devoted to Medicaid. It is the largest and has been one of the fastest growing budget items. For the fiscal year ended June 30, 2020, the General Fund included approximately $17.023 billion in expenditures for Medicaid claims. The combined financial statements — statutory basis includes Medicaid claims processed but unpaid at June 30, 2020 of approximately $55 million as accounts payable. Medicaid expenses increased 6.2% from fiscal 2019, with the increase due to higher spending on responses to the COVID-19 pandemic, which more than offset decreased utilization of routine and elective services due to restrictions put in place as a result of COVID-19.

The fiscal 2021 budget includes $18.4 billion in funding for non-administrative spending for the MassHealth program. The $18.4 billion budget includes $17.8 billion in programmatic spending, including costs related to the settlement of a claim against the Commonwealth, and also includes approximately $598 million to support supplemental payments to providers. Fiscal 2020 programmatic spending was approximately $17.0 billion.

State Health Care Reform Legislation.  State health care reform legislation enacted in 2006 created the Commonwealth Health Insurance Connector Authority (Health Connector), which now administers the Commonwealth’s Health Insurance Marketplace under the ACA. As the Commonwealth’s Health Insurance Marketplace, the Health Connector offers qualified health plans to individuals and small businesses. Individuals with incomes under 400% of the federal poverty level (FPL) are eligible for federal tax credits, and certain small businesses shopping through the Health Insurance Marketplace can access federal small business health care tax credits for up to two years. Individuals with incomes between 133% and 300% FPL, as well as certain Aliens with Special Status with incomes between 0% and 300% FPL, have access to additional state and federal subsidies through a program called ConnectorCare.

The fiscal 2021 budget for the Health Connector is expected to be fully funded from dedicated revenues in the Commonwealth Care Trust Fund (CCTF). The fiscal 2021 budget for Health Connector reflects $307.8 million in gross spending from the CCTF, a decrease of $53.7 million from fiscal 2020 gross spending of $361.5 million. Fiscal 2021 expenditures for the Health Connector, net of federal revenue, are estimated to be $192.7 million, a decrease of $29.3 million compared to $222.0 million in fiscal 2020.

Many of the Commonwealth’s healthcare programs and expenditures are governed by the ACA, which has been and continues to be the subject of certain legal challenges. While it is not possible to predict with any certainty whether or when any other provisions of the ACA may be, in whole or in part, modified, repealed, or withdrawn, any such actions could have a material adverse effect on the Commonwealth’s healthcare programs and expenditures. Accordingly, significant additional changes may occur in the near future and beyond with respect to the health care programs.

Transportation.  MassDOT is administered by the Secretary of Transportation, appointed by the Governor to serve as Chief Executive Officer. As an independent authority and component organization of the Commonwealth, MassDOT has an appointed board and is organized as a body politic but is also governed by certain state laws, rules, and policies. All road and bridge assets of the Commonwealth are under the purview of MassDOT, while the Commonwealth continues to hold current and future debt for the construction, repair, improvement, and replacement of these assets. During fiscal year 2020, significant capital spending on transportation included $501 million in support for rail enhancement projects and MBTA projects, including investment in reducing the MBTA’s State of Good Repair backlog, acquisition of new vehicles for the red and orange lines, the green line extension, and south coast rail.

Pensions.  The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the Massachusetts State Employees’ Retirement System (MSERS)) and for teachers of the cities, towns, and regional school districts throughout the state (including members of the Massachusetts teachers’ retirement system (MTRS) and teachers in the Boston public schools, who are members of the Boston Retirement System (BRS) but whose pensions are also the responsibility of the Commonwealth). The MSERS and MTRS are partially funded by employee contributions of regular compensation. Subject to legislative approval, annual increases in cost-of-living allowances are provided in an amount equal to the lesser of 3% or the previous year’s percentage increase in the United States Consumer Price Index on the first $13,000 of benefits for members of the MSERS and MTRS. The Legislature approved the 3% cost-of-living adjustment for fiscal 2021 for eligible participants of the MSERS and MTRS. The Commonwealth pension funding schedule assumes that annual increases of 3% will be approved for its retirees.

Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority, and of counties, cities, and towns (other than teachers) are covered by 102 separate retirement systems. The Commonwealth is not responsible for making contributions towards the funding of these retirement systems.  Local retirement systems are able to opt in to the 3% annual increases in cost-of-living allowances under certain circumstances. The MSERS and MTRS were originally established as “pay-as-you-go” systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. In fiscal 1988, the Commonwealth began to address the unfunded liabilities of the two state systems by making appropriations to pension reserves. Under current law, such unfunded liability is required to be amortized to zero by June 30, 2040.

Pursuant to state law, an actuarial valuation of each retirement system is required to be conducted biennially. In October 2019, the Public Employee Retirement Administration Commission (PERAC) released its valuation report on the Commonwealth’s total pension obligation as of January 1, 2019. This valuation was based on the plan provisions in effect at the time and on member data and asset information as of December 31, 2018. The unfunded actuarial accrued liability as of January 1, 2019 for the total pension obligation was approximately $43.989 billion, including approximately $15.459 billion for the MSERS, $26.010 billion for the MTRS, $2.391 billion for Boston teachers that are members of BRS, and $130.0 million for cost-of-living increases reimbursable to local systems. The valuation study estimated the total actuarial accrued liability as of January 1, 2019 to be approximately $100.651 billion (comprised of $42.595 billion for the MSERS, $53.864 billion for the MTRS, $4.061 billion for Boston teachers, and $130 million for cost-of-living increases reimbursable to local systems). Total assets were valued on an actuarial basis at approximately $56.661 billion based on a five-year average valuation method, which equaled 102.8% of the December 31, 2018 total asset market value. During 2018, there was an overall actuarial loss of $280 million and a non-investment related gain on actuarial liability of approximately $165 million. There was a loss of approximately $445 million on the actuarial value of assets.

Due to COVID-19, PERAC did not perform an actuarial valuation as of January 1, 2020. The next actuarial valuation will be performed as of January 1, 2021.

In March 2021, the Commonwealth issued an actuarial valuation, as of June 30, 2020, of its liabilities in respect of other post-employment benefit obligations (OPEB). According to this report, the Commonwealth’s unfunded OPEB liability, assuming no pre-funding and using a discount rate of 2.28%, was approximately $20.691 billion. The 2.28% discount rate was calculated in accordance with the Governmental Accounting Standards Board 74 requirements. The plan net position as of June 30, 2020 was approximately $1.414 billion.

Mississippi:

The outbreak of COVID-19, a respiratory disease caused by a new strain of coronavirus, which was first detected in China and has since spread to other countries, including the United States of America and the State of Mississippi (the “State” or “Mississippi”) has been declared a pandemic by the World Health Organization.

On March 24, 2020, Mississippi Governor Tate Reeves issued Executive Order No. 1463 pursuant to Section 33-15-11(b)17, Mississippi Code of 1972, as amended, declaring a State of Emergency, and issued a Supplement to Executive Order No. 1463 on March 26, 2020. On April 1, 2020, the Governor issued Executive Order No. 1466 implementing a statewide shelter-in-place, with exemptions for certain essential activities. On April 17, 2020, the Governor issued Executive Order No. 1473, extending the statewide shelter-in-place until Monday, April 27, 2020. On April 23, 2020, the Governor issued Executive Order No. 1476 implementing school closures for the remainder of the current academic year. On April 24, 2020, the Governor issued Executive Order No. 1477 establishing the statewide “safer-at-home” order through May 11, 2020, to balance the interests of protecting public health while reopening portions of the economy of the State. The “safer-at-home” order for Mississippi expired on Monday, June 1, 2020.

On May 28, 2020, the Governor issued Executive Order No. 1492 establishing a statewide “safe return” order detailing social distancing guidelines for business, healthcare professionals, and indoor and outdoor recreation.  Executive Order No. 1492 was repealed by Executive Order No. 1525 on September 30, 2020 establishing a “safe recovery” order combining all social distancing measures into one executive order.  Further executive orders were issued by the Governor in 2020 and 2021 easing social distancing restrictions.  On April 30, 2021, the Governor issued Executive Order No. 1551 repealing all prior executive orders regarding social distancing and lifting all indoor and outdoor capacity restrictions.

According to the Spring 2021 edition of Mississippi Economic Outlook, a semi-annual publication of the Mississippi Institutions of Higher Learning’s University Research Center, Mississippi’s economy is forecasted to grow by 2.8% in 2021.  Mississippi’s economy is forecasted to increase 6.0% in 2022.  The improvements to the forecast, particularly in 2021, stem from the federal stimulus enacted in the form of the American Rescue Plan as well as the increase in consumer spending expected in the second half of the year as COVID-19 vaccinations rise.

According to the U.S. Bureau of Economic Analysis, Mississippi’s $118 billion economy in 2020 maintained a 36th place among states for economic output. The Mississippi economy contracted 2.8% in 2020, as compared to growth of 1.3% in 2019, marking the first annual decrease in the state’s economy since 2013 and the largest since 2009. Mississippi’s 2020 contraction compared favorably to Louisiana (-5.5% growth rate), Tennessee (-4.9% growth rate), Alabama (-2.7% growth rate), and Arkansas (-2.6% growth rate). The national economic growth rate for 2020 was -3.5%, as compared to 2.25% for 2019 and 2.5% for 2018.

The value of the Mississippi Leading Index of Economic Indicators (MLI) rose 11.3% from March 2020 to March 2021, the most recent annual comparison, climbing above its pre-pandemic level of January, 2020 and was the largest year-over-increase in the index since September 1994. The primary components of the MLI include, in order of weight: (1) Mississippi income tax withholdings; (2) U.S. retail sales; (3) Mississippi’s seasonally-adjusted initial unemployment claims; (4) Mississippi’s manufacturing employment index; and (5) the value of Mississippi’s residential building permits.

Mississippi income tax withholdings were 2.5% lower in March 2021 (at approximately $125 million) than in March 2020. U.S. retail sales for March 2020 were 27.7% higher compared to March 2020, powered by stimulus checks received by consumers. Mississippi’s initial unemployment claims decreased 60.1% over the past year, reflecting how initial claims in the state have been elevated. The value of Mississippi’s manufacturing employment intensity index decreased 5.0% between March 2020 and March 2021. The value of residential building permits was 8.9% higher in March 2021, compared to March 2020, following an increase of 5.0% between March 2019 and March 2020.

After their announcement of an 850-job order fulfillment center in Marshall County in 2018 and a similar 500-job, $100 million facility in nearby DeSoto County, Amazon announced it will launch a third fulfillment center in Madison County creating more than 1,000 jobs.  Milwaukee Tool announced its investment in advanced technology and manufacturing equipment to support the operations of its new accessories manufacturing facility in Grenada County bringing 1,200 jobs to the state.  Biewer Lumber announced its $130 million investment in the construction of a state-of-the-art sawmill in Montgomery County creating 150 jobs.  General Atomics is increasing its manufacturing capacity in Lee County creating an additional 125 jobs.

Google announced plans to open a 350-job operations center. In the shipbuilding corridor along the Gulf Coast, the value of new U.S. Navy and Coast Guard contracts topped $1 billion. The $1.4 billion Continental Tire Plant facility near the State Capitol of Jackson, Mississippi, celebrated a grand opening in late 2019, with plans to begin production in 2020 and employ 2,500 people by 2030.

According to the U.S. Bureau of Labor Statistics, Mississippi’s unemployment rates in January 2021, February 2021, and March 2021 were 6.4%, 6.3%, and 6.2%, remaining at 6.2% in April 2021. Up until March 2021, Mississippi’s economy had lost approximately 33,800 net jobs over the previous 12 months, with the largest decreases in “services”, “accommodations and food services”, and “health care and social assistance”, and increases in “professional and business services” and “trade, transportation and utilities”.  As of January 2020, Mississippi’s five-year average growth in employment was 0.8% from 2018 to 2019, with the U.S. at 1.8%. Mississippi’s expected growth in employment from 2020 to 2024 is estimated at 0.1% and the U.S. estimated at 0.5%.

According to reports from the Mississippi Gaming Commission, gaming remains a significant employment and economic factor in Mississippi, generating $2.20 billion in gross revenues in 2020, a decrease from $3.04 billion in 2019 as casinos were closed from March 16, 2020 to Memorial Day. Tax revenues to the State and local governments were approximately $253 million during Fiscal Year 2021. Gaming revenues (whether from traditional casino activities, sports wagering, or lotteries) are taxed at 12%, with 8% to Mississippi and 4% to local governments. Mississippi has the third-lowest effective tax rate on casinos among states. These figures exclude casinos owned and operated by the Mississippi Band of Choctaw Indians, which do not report certain financial information to the State. The American Gaming Association estimates a total annual tax impact of gaming in Mississippi of $975.6 million. According to reports from the Mississippi Department of Revenue, the money bet at the 12 casinos on the Mississippi Gulf Coast exceeded $1.3 billion in 2019. In Fiscal Year 2020, gaming revenues to the State were $110.7 million, representing 2.0% of the State’s general fund.

Competition for consumer gaming dollars continues to intensify. Most notably, the U.S. Supreme Court’s decision in May 2018 allowed states nationwide to join Nevada in legalizing sports wagering. Mississippi already had a law in place to allow sports wagering to go forward if legalized, with State revenues earmarked for transportation projects.

During a special session in 2018, Mississippi authorized a State lottery for education and transportation needs; lottery tickets were available for sale in January 2020. After approving a constitutional amendment allowing casino gaming and sports wagering, Arkansas become the ninth state with sports wagering in July 2019. During its 2019 legislative session, the Alabama legislature again declined to expand gaming. During its 2020 legislative session, Louisiana legalized sports wagering in 55 of its 64 parishes.  Although licensing and tax related rules must be implemented before sports wagering can be offered. During its 2019 legislative session, Tennessee became the first state with an online-only sports betting law.  Dakia Global U-Ventures and Universal Music Group announced the $1.2 billion Broadwater Hotel and Casino to be built in Biloxi staring in 2021.

According to the Mississippi Department of Agriculture’s Annual Report for 2019, agriculture remains a significant factor in Mississippi’s economy, employing a steady 29% of the workforce across all 82 counties and generating a $7.45 billion production value in 2019. According to Mississippi State University, the decreases in production value for 2019 were largely attributable to ongoing tariff and trade disputes with China and Mexico and to record flooding of over 540,000 acres in the Mississippi Delta in 2019. Poultry and eggs overwhelmingly remained the State’s top agricultural commodities with an estimated $2.78 billion value, a decrease of approximately $21 million from the previous year. Forestry maintained its status as the State’s  number two agricultural industry at $1.15 billion over 19.7 million acres, a $10 million decrease from the previous year, while soybeans remained in the number three position, at $762 million, a decrease of $298 million after three consecutive years of over $1 billion in value. After a precipitous drop from $403 million in 2014 to $254 million in 2015, cotton increased to $442 million in 2016, $562 million in 2017, and $623 million in 2018, but decreased to $585 million in 2019, still marking a significant and continuing turnaround. For 2019, other important products in Mississippi, representing over $1.48 billion in value, include corn, cattle/calves, catfish, sweet potatoes, rice, hay, specialty crops, hogs, milk, peanuts, wheat, and grain sorghum. Agritourism continues to grow in Mississippi, generating approximately $150 million in value in 2019.

According to the Mississippi Legislative Budget Office, the State’s Fiscal Year 2021 Budget was $6.26 billion, of which $5.74 billion were general funds and the remaining $520 million were various restricted funds. The Fiscal Year 2022 Budget passed by the Legislature was 6.12 billion, a decrease from the previous year’s budget. According to the Mississippi Department of Finance and Administration, the State has approximately $1.2 billion in the State’s “Working Cash Stabilization Fund” (or “rainy day fund”) at the conclusion of Fiscal Year 2020. The Mississippi Legislature passed a bill in 2017 to increase the legal limit on the “rainy day fund” from 7.5% to 10% of the State’s general fund.

The collective pension liability of the Mississippi Public Employees’ Retirement System (“PERS”) has an unfunded pension liability of $18.4 billion as of the end of Fiscal Year 2020, as compared to $17.6 billion at the end of Fiscal Year 2019. PERS had 338,383 members in various states of service in Fiscal Year 2020, increased from 332,512 in 2019, contributing $1.2 billion to PERS in Fiscal Year 2020. The PERS Board voted in July 2018 to increase the share of public employees’ salaries that State employers must pay from 15.75% to 17.4%, requiring additional contributions to PERS of approximately $100 million per year.

According to their published reports, Fitch Ratings, Moody’s Investors Service, Inc., and S&P Global Ratings have assigned ratings of “AA (stable outlook),” “Aa2 (stable outlook),” and “AA (stable outlook),” respectively to Mississippi’s most recent general obligation bonds in July 2020. The Moody’s and S&P Ratings of Mississippi’s general obligation bonds in 2018 and 2019 carried stable outlooks, as compared to their negative outlooks in 2017. As reasons for the stable outlooks, all three agencies cited a commitment to building and maintaining reserve funds, new revenue streams, conservative budget practices, and a demonstrated commitment to improving the pension system.

The State received $900 million in CARES Act funding as a result of COVID-19, which cannot currently be used to supplement lost tax revenues, but can be used for reimbursement of COVID-19 expenditures and for capital improvements and equipment purchases, such as preparing educational institutions for online learning.

According to reports from the U.S. Energy Information Administration, the average price of oil was $66 per barrel in May 2021, up $3 per barrel from April, and up significantly from $29 per barrel in May 2020. The low price of oil materially negatively impacted the oil and gas business in Mississippi and surrounding states in 2020. Tensions with and oversupply by Russia and countries in the Middle East will likely continue to deflate domestic energy development and could decrease investment in domestic markets such as Mississippi. Movement in the oil and gas industry will continue to have significant impacts, both positive and negative, on employment and State and local government budgets, particularly in the coastal areas and in southwest Mississippi.

Mississippi’s population increased slightly from 2,984,115 in 2017 to 2,986,530 in 2018, decreased to 2,976,149 in 2019, and decreased slightly to 2,961,279 in 2020. The State’s population was 2,968,118 at the 2010 Census. At the same time, the populations of Alabama (5.2%), Arkansas (4.0%), Louisiana (2.0%) and Tennessee (8.9%) increased since 2010.

All or part of 20 states and 136 metropolitan areas lie within 550 miles of Mississippi, placing the State in an excellent location to service this market area. Major transportation infrastructure includes six interstate highways, 27 rail carriers, seven commercial airports, and 16 public ports serving international and domestic waterborne commerce. Mississippi received a significant federal investment with the announcement of a $71 million grant for the Greenville Bypass project, which will better connect Arkansas and Mississippi over the Mississippi River.

In Mississippi, all governmental indebtedness must be authorized by legislation or resolutions of the State or political subdivision governing the specific programs or projects to be financed. The amount of bonded indebtedness that may be incurred by the State or any of its direct agencies is limited by the Mississippi Constitution to an amount equal to one and one-half times the sum of all revenue collected by the State during any one of the preceding four fiscal years, whichever year may be higher. The amount of bonded indebtedness of political subdivisions is limited by various statutes, but most commonly based upon 15% of the assessed value of taxable property or revenues generated by activities within the political subdivision.

New York:

This section contains certain information extracted from the Annual Information Statement of the State of New York (the “State”) dated June 8, 2021 (the “AIS”). Additional information set forth herein also comes from releases from the Office of the State Controller and the Governor’s Office. The AIS sets forth the official disclosure information regarding the financial condition of the State as of its issue date. The AIS is publicly available from the State’s Division of the Budget (“DOB”).

2021 Fiscal Year.  The State’s General Fund ended fiscal year 2021 in balance on a cash basis. The State’s General Fund receives the majority of State taxes and all income not earmarked for a particular program or activity. State law requires the Governor to submit, and the Legislature to enact, a General Fund budget that is balanced on a cash basis of accounting. Receipts, including transfers from other funds, totaled $74.3 billion. General Fund disbursements, including transfers to other funds, totaled $74.1 billion. The General Fund had a closing cash balance of $9.2 billion at the end of fiscal year 2020, an increase of $217 million from the fiscal year 2020 ending balance.  Fiscal year 2021 was much more stable than anticipated, leaving the State with a material positive General Fund balance and significant reserve monies.

Fiscal Year 2022 Budget.

The Governor proposed his fiscal year 2022 budget on January 19, 2021, and amendments to it on February 14, 2021. With greater federal aid and higher than expected tax collections, the Governor’s budget was augmented when adopted. Proposed reductions to school aid and healthcare and the phase-in of middle-class tax reductions where restored, additional time-limited COVID-19 pandemic recovery initiatives were added and additional funds were made available for school aid, mental hygiene and public safety as well as other purposes.

Under the enacted fiscal year 2022 budget, General Fund receipts are estimated to total nearly $87.2 billion, an increase of $12.9 billion (17.3%) from fiscal year 2021 actual receipts. Tax receipts are estimated to total $77.8 billion in fiscal year 2022, an increase of $8.7 billion from fiscal year 2021. General Fund disbursements are expected to total nearly $89.0 billion in fiscal year 2022, an increase of $14.9 billion (20.1%) from fiscal year 2021. Fiscal year 2022 spending includes over $3 billion for time limited recovery initiatives, a substantial school aid increase, and Medicaid growth of roughly 6%. The General Fund is projected to have a positive balance of $7.4 billion at the close of fiscal year 2022, with Rainy Day Reserves increasing by $825 million to total $3.3 billion.

Projected Outyear Budget Gaps.  DOB estimated that the Governor’s budget, if adopted without modification, would have provided for balanced General Fund operations in fiscal year 2022, and leave budget gaps of $902 million in fiscal year 2023, $3.6 billion in fiscal year 2024, and $6.2 billion in fiscal year 2025. The total gaps over the Financial Plan set forth in the budget (fiscal year 2022 through fiscal year 2025) would have been reduced from $38.7 billion to $10.8 billion, an improvement of $27.9 billion. Based on the improving metrics noted above, DOB now estimates that the Financial Plan within the fiscal year 2022 budget as enacted is balanced in the General Fund on a cash basis in both the current year (fiscal year 2022) and the first outyear (fiscal year 2023). Outyear budget gaps are estimated at $1.4 billion in fiscal year 2024 and $2.0 billion in fiscal year 2025. The total gap of $3.4 billion over the Financial Plan is $7.4 billion lower than the fiscal year 2022 budget proposed by the Governor and $35.3 billion lower than the baseline projection.

The outyear forecasts for the financial plan noted in the enacted budget are subject to many complex economic, social, financial, and political risks and uncertainties, many of which are outside the ability of the State to control. DOB asserts that the projections of receipts and disbursements in the enacted budget are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections.  There can be no assurance that the projected outyear budget gaps will not increase materially from the levels currently projected. If this were to occur, the State would be required to take additional gap-closing actions.  Such actions may include, but are not limited to, reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; and use of non-recurring resources. In some cases, the ability of the State to implement such actions requires the approval of the Legislature and cannot be implemented solely by the Governor.

State Debt.  State-related debt consists of State-supported debt for which the State is directly responsible for paying debt service, State-guaranteed debt (payments of debt service on which are legally enforceable obligations of the State) and moral obligation financings and certain contingent-contractual obligations (contingent obligations of the State). The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements. In addition, the State has never been called upon to make any direct payments pursuant to its guarantees on other State-related debt and has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year.  The general obligation debt of the State is rated “Aa2”, “AA+”, and “AA+” by Moody’s, S&P, and Fitch, respectively.  Fitch and S&P have recently raised the State’s stable credit outlook to “stable,” while Moody’s maintains a “negative” outlook.  Outstanding State-related debt on a gross basis as of March 31, 2021 was $59.4 billion. Only $2.25 billion of State-related debt is the State’s general obligation, the remaining amount being issued through authorities or being special revenue supported. In addition, certain public authorities (see below) have billions of dollars of additional debt outstanding. New York, and its political subdivisions, are prolific borrowers; the State ranks second in total state outstanding debt (only behind California which has a much larger population), and first of all states on a per capita basis (only the District of Columbia issuing more debt per capita).

State Economy.  The State and especially New York City have been impacted particularly hard by the COVID-19 pandemic. As a result of the pandemic, a wide range of business sectors have ceased operations, particularly in the retail trade and leisure and hospitality sectors. However, due to a successful vaccination rollout, on June 15, 2021 the Governor lifted the State’s COVID-19 restrictions and New York Forward Industry Guidance across commercial settings, including retail, food services, offices, gyms and fitness centers, amusement and family entertainment, hair salons, barber shops, and personal care services, signaling a broad reopening of the State’s economy.

New York’s annual unemployment rate was roughly equivalent to, though marginally exceeding, the national average throughout the five-year period prior to the onset of the COVID-19 pandemic.  The unemployment rate in New York in April 2021, as cited by the U.S. Bureau of Labor Statistics was 8.2%, compared to the national unemployment rate of 6.1%.  New York is suffering from negative economic effects associated with the COVID-19 pandemic, but is not faring as well as most states in relation to employment.  Its unemployment rate exceeds the national average, and it ranks in a tie for 47th (from low to high) in the nation on a state-by-state basis, with New Mexico, only California and Hawaii still maintaining slightly higher unemployment rates.

Risks to the U.S. economy apply equally to the State forecast as well, though as the nation’s financial capital, both the volume of financial market activity and the volatility in equity markets pose a particularly significant degree of risk for the New York economy. The State successfully curbed the number of confirmed COVID-19 cases from the most recent seasonal wave. It made rapid advances in vaccine distribution and availability. Despite this progress, the virus’s potential resurgence continues to pose a significant downside risk. Furthermore, the threat posed by new virus variants, including vaccine-resistant strains, represents an additional risk to the State’s economy. In contrast, faster than anticipated containment of the virus and a stronger than expected national economic recovery would contribute to higher growth in the State.

New York is the fourth most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

Litigation.  The State is a party to certain litigation that if resolved against the State could have a material adverse impact on State finances (generally in excess of $100 million).  The State is party to certain claims brought by multiple Native American tribes asserting rights to real property (and/or damages for the illegal or uncompensated or under compensated taking thereof) that is part of the State of New York.  Of these cases, only one remains active.  This case involves the St. Regis Band of Mohawk Indian Nation and its land claims and its claim to gaming exclusivity. The State also has material cases winding through the courts regarding the manner of providing school aid to localities.  No final determination on these matters is imminent.  The State also has material litigation matters pending in regard to the contributions by state employees for health insurance premiums.

Authorities and Localities

Public Authorities.  Generally, “authorities” refers to public benefit corporations or public authorities, created pursuant to State law. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2020 (with respect to Job Development Authority as of March 31, 2020), there were 16 public authorities that had outstanding debt of $100 million or more (the Dormitory Authority of the State of New York at $56.1 billion having more than 160% of the amount of outstanding debt as the next most prolific borrower, the Metropolitan Transportation Authority), and the aggregate outstanding debt, including refunding bonds, of these State public authorities was approximately $215.8 billion, only a portion (approximately $62.9 billion) of which constitutes State-related debt.

The City of New York.  There have been severe financial and other adverse impacts on localities throughout the State, but particularly on New York City and the surrounding counties as the epicenter of the COVID-19 pandemic. No attempt has yet been made by the State to quantify the financial and healthcare impacts on the State’s localities.

The City of New York (the “City”) is the largest city, in terms of population, in the United States.  According to July 1, 2019 Census Bureau statistics (estimates), the City’s 8,336,817 residents represented approximately 41.3% of the State’s 20,201,249 population.  The City’s total (All Funds) budget, in recent years (approximately $98.6 billion for fiscal year 2022), is more than half the size of the State’s budget as a whole.  Based on its size alone, the City’s financial health plays a significant role in the fiscal well-being of the State. The City currently faces the same financial pressures as the State, though possibly in even a more acute form based on its positioning as epicenter of the nation’s largest financial institutions, and its reliance on the revenues generated therefrom, as well as its recently being the epicenter of nation’s COVID-19 outbreak.

Based on greater than anticipated tax revenues and enhanced federal and State grants in response to the COVID-19 pandemic, the City is expected to end fiscal year 2022 (based on the Executive Budget) in balance with a total budget of $98.6 billion.  The fiscal year 2022 Executive Budget is self-described as an historic stimulus-driven investment in the City’s comeback that will drive economic growth, lift up working families and small businesses, promote academic and social resilience and ensure a clean and safe city for all.  The Executive Budget is a radical investment in working families to drive economic growth that includes, among other things, the following: (1) unprecedented equity investments in students and schools; (2) expansion of early childhood special education programs; (3) funding of New Deal-style job creation; (4) the redefinition of citywide responses to mental health crises; and (5) the full funding of universal free 3-K for all and expands capacity for early childhood special education.

The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. The State retains significant (though largely inactive at the current time) oversight in regard to the City’s finances dating back to the City’s financial crises in the mid 1970’s. The general obligation debt of the City is rated “Aa2”, “AA”, and “AA-” by Moody’s, S&P and Fitch, respectively.

Other Localities.  Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Since 2004, the State Legislature authorized 29 bond issuances to finance local government operating deficits.

In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality. The Cities of Buffalo and Troy, and the Counties of Erie and Nassau are subject to varying levels of review and oversight by entities created by such legislation. The City of Newburgh operates under special State legislation that provides for fiscal oversight by the State Comptroller, and the City of Yonkers must adhere to a Special Local Finance and Budget Act.

Legislation enacted in 2013 created the Financial Restructuring Board for Local Governments (the “Restructuring Board”). The Restructuring Board consists of ten members, including the State Director of the Budget, who is the Chair, the Attorney General, the State Comptroller, the Secretary of State and six members appointed by the Governor. The Restructuring Board, upon the request of a “fiscally eligible municipality,” is authorized to perform a number of functions including reviewing the municipality’s operations and finances, making recommendations on reforming and restructuring the municipality’s operations, proposing that the municipality agree to fiscal accountability measures, and making available certain grants and loans. To date, the Restructuring Board has agreed to accept the requests for review of twenty-six fiscally eligible municipalities. The Restructuring Board is also authorized, upon the joint request of the fiscally eligible municipality and a public employee organization, to resolve labor impasses between municipal employers and employee organizations for police, fire and certain other employees in lieu of binding arbitration before a public arbitration panel.

In June of 2013, the Office of the State Comptroller unveiled its Fiscal Stress Monitoring System - a system that is intended to identify stress conditions in local communities, utilizing a number of fiscal and environmental indicators. The goal is to provide an early warning of potential fiscal distress. Fiscal indicators consider measures of budgetary solvency while environmental indicators consider measures such as population, poverty, and tax base trends. Individual entities are then scored according to their performance on these indicators. An entity’s score on the fiscal components will determine whether or not it is classified in one of three levels of stress: significant, moderate or susceptible. Entities that do not meet established scoring thresholds are classified as “No Designation.”

A total of 31 local governments (7 counties, 6 cities, 11 towns, 7 villages) and 33 school districts have been placed in a stress category based on financial data for their fiscal years ending in 2019. The vast majority of entities (97 percent) are classified in the “No Designation” category.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the State or Federal government may reduce (or, in some cases, eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities.

Localities may also face unanticipated problems including: recent State aid trends; constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Other large-scale potential problems, such as declining urban populations, declines in real property tax base, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance. Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.

North Carolina:

North Carolina’s estimated population as of July 1, 2019, was 10,488,084, ranking it 9th in the nation. During the period from 2010 to 2019, the State’s population increased by an estimated 952,000 or 10% (the 4th largest numeric population increase in the nation).

North Carolina had shown steady improvement in its unemployment rate and job growth since the 2007-2010 recession period. North Carolina’s June 2020 seasonally adjusted unemployment rate was 7.6%. At 7.6%, North Carolina’s unemployment rate was 3.5% below the nation as a whole (11.1%). Based on June 2020 employment estimates, North Carolina’s economy had gained 401,500 total nonfarm jobs since its low in February 2010. Nonfarm total employment accounts for 4,234,700 (preliminary June 2020, seasonally adjusted) jobs in the State, down 7.4% or 340,400 jobs over the past year. Over the past year (through June 2020), the largest job losses were in Leisure and Hospitality (down 136,200), Education and Health Services (down 39,800), Manufacturing (down 38,100), Trade, Transportation and Utilities (down 38,000), Professional and Business Services (down 36,000), and Government (down 34,200). Service providing sectors, including information, financial activities, professional and business services, educational and health services, leisure and hospitality, and other services, account for 3.6 million jobs or about 84% of the total in the State, according to June 2020 preliminary data. Another basic element of the State’s economy is agriculture. In 2018, agriculture and agribusiness (food, fiber and forestry) accounted for one-sixth of the State’s income and employment. Over 16%, or $92.7 billion of the $564 billion gross state product, was contributed by food, fiber, and forestry industries. These industries accounted for over 772,000 of the State’s 4.4 million employees. The United States Department of Agriculture reported the cash receipts of North Carolina’s agricultural production to be $11.2 billion in 2018, which placed North Carolina eighth in the nation in gross agricultural income.  North Carolina’s trade industry (consisting of wholesale and retail trade, transportation, warehousing and utilities sectors) accounts for another 19.1% of the State’s employment.  Trade employment declined by 4.5% between February 2020 and June 2020.  The number of total private business establishments in North Carolina’s trade industry represented 22% of the total private business establishments in 2019 (annual average) according to the Bureau of Labor Statistics’ Quarterly Census of Employment

and Wages data. Additionally, North Carolina’s manufacturing industry has undergone dramatic changes over the past two decades, but still accounted for nearly 10.4% of the State’s total employment and remains critical to the State’s economy.  North Carolina was the sixth largest state in the U.S. in manufacturing gross domestic product in 2019 according to the Bureau of Economic Analysis, and in June 2020, the State’s largest manufacturing employment sectors were food (12.2%), chemicals (8.8%), fabricated metal products (8.0%), transportation equipment (7.8%), machinery manufacturing (7.6%), furniture and related products (7.5%), plastics and rubber (7.5%), and computer and electronic products (7.0%).  The manufacturing industrial sector experienced an overall decline of 38,900 jobs from June 2019 to June 2020 (preliminary), with job decreases in durable goods (down 23,200) and non-durable goods (down 15,700). Exports and tourism also continue to make important contributions to North Carolina’s economy.  In 2019, the State’s total value of merchandise exports reached $34.3 billion, an increase of 4.8% (or $1.6 billion) from the previous year. Based on 2019 annual data, North Carolina ranked 15th in the nation in the value of its goods exports.  Additionally, the U.S. Travel Association’s preliminary estimates show direct domestic visitor spending contributing about $26.7 billion to the State’s economy in 2019, an increase of 5.6% over 2018. Estimated sales tax receipts generated by visitor spending rose 5.0% to nearly $1.35 billion. Visitors spent an estimated $73 million per day in North Carolina in 2019 and contributed about $5.92 million per day in State and local revenues as a result of that spending. North Carolina’s estimated direct tourism employment topped 235,000, an increase of 2.4% from the previous year.  Finally, According to the Defense Manpower Data Center, North Carolina hosts the fourth largest military population in the United States as of June 30, 2020, with 100,237 active duty personnel, 21,082 members of the National Guard or Reserve Forces and 22,188 civilian employees. In addition, as of September 30, 2017, there were 730,357 veterans living in the State, the eighth largest veteran population in the country according to the U.S. Department of Veteran Affairs.  There are six major military installations and other military facilities in North Carolina. These military installations and facilities contribute directly to the State’s economic development through capital investment, employment, and defense contracting and indirectly through increased demand for regional businesses and increased spending from households.

Budget Process.  The State Budget Act sets out the procedure by which the State’s budget is prepared, adopted and administered, and requires the adoption of a balanced budget.  The budget is balanced when the beginning unreserved fund balance for a fiscal year, together with the projected receipts to the fund during that fiscal year, is equal to or greater than the sum of appropriations from the fund for that fiscal year.  The total State budget for fiscal year 2018-19 was supported by four primary sources of funds: (1) General Fund tax and non-tax revenue (46.51%); (2) Highway Fund and Highway Trust Fund tax and non-tax revenue (7.59%); (3) federal funds (33.61%) and (4) other receipts, generally referred to as departmental receipts (12.30%). The State’s Single Audit Report with respect to the State’s compliance with major federal programs during fiscal year 2019, indicates that in that fiscal year, 65.72% of federal program expenditures was directed to the Department of Health and Human Services, 12.81% was directed to the University of North Carolina system and its institutions, 7.11% was directed to the Department of Public Instruction, 6.86% was directed to the Department of Transportation, and the remaining 7.50% was directed to other portions of State government.

State Revenues and Expenditures. The Fiscal Research Division (the “FRD”) of the General Assembly and the Office of State Budget and Management (the “OSBM”) reached consensus on the revenue forecast for the 2019-2021 biennium on May 14, 2019. At the time, the consensus forecast anticipated $24.92 billion in net General Fund revenue collections in the first year of the biennium, which reflects a 1.4% growth over fiscal year 2018-2019. This modest expectation for year-over-year growth was due to previously enacted reductions to the individual and corporate income tax rates effective for the tax year 2019, as well as to the anticipated decrease in capital gains realizations after the substantial increase seen in tax year 2018. For the second year of the biennium, the consensus forecast estimated revenue collections at $25.98 billion, reflecting a moderate level of growth of 4.3%. OSBM and FRD revised the consensus forecast in September 2019 due to the large overcollections in fiscal year 2018-19. The significant overcollections established a higher revenue base from which revenues would grow during the 2019-2021 biennium. However, the September 2019 consensus treated most of the large fiscal year 2018-19 overcollections as non-recurring. The result was a slight increase in forecast revenues to $25.09 billion and $26.09 billion for fiscal years 2019-20 and 2020-21, respectively. The higher revenue base from fiscal year 2018-19 was nearly offset by a downgrade in economic growth projections in late summer and fall of 2019.

The COVID-19 pandemic caused a downward adjustment to the General Fund revenue forecast. The consensus forecast was updated again in May 2020 to account for the impact of the COVID-19 pandemic and showed a $4.2 billion reduction in revenue for the 2019-2021 Biennium — or $1.64 billion in a reduction fiscal year 2019-20 and $2.57 billion for fiscal year 2020-21. The forecast figures included an estimated $1.01 billion shift in revenue from fiscal year 2019-20 into fiscal year 2020-21 because of the delay in the tax filing and payments deadline to July 15. Due to the unprecedented level of economic uncertainty and limited available data at the time, the May 2020 consensus did not include a line-item forecast for the major revenue sources.

Despite the COVID-19 pandemic, General Fund revenue collections for fiscal year 2019-20 ended at $23.94 billion, nearly half a billion dollars above the May 2020 forecast expectations. Although fiscal year 2019-20 revenues were $1.13 billion (-4.5%) below the September 2019 forecast (adjusted for the 2019 enacted tax changes), OSBM estimates that tax deadline delays accounted for more than $1.01 billion of total shortfall.

As of June 1, 2021, general obligations of the State of North Carolina were rated “Aaa” by Moody’s and “AAA” by S&P and Fitch.  There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions.

Pennsylvania:

State and its Economy.  The Commonwealth of Pennsylvania (the “Commonwealth” or “Pennsylvania”) is the fifth most populous state in the nation. Pennsylvania’s economy, which historically had been identified with heavy industry, as at different points in history, the nation’s principal producer of ships, iron, chemicals, lumber, oil, textiles, glass, coal and steel, has changed over the last several decades with the decline of the coal, steel and railroad industries. With these changes, the Commonwealth’s business environment has readjusted, and Pennsylvania has developed a more diversified economic base. Currently, the major sources of economic growth in Pennsylvania are in the service sector, including healthcare, leisure-hospitality, transport and storage. In addition to the foregoing, the development of natural gas has become to be one of the biggest factors in Pennsylvania’s economic outlook.

Non-agricultural employment in Pennsylvania, over the five years ending in 2020, deceased at an average annual rate of 1.07%, which was better than the 1.33% average annual decrease for the Middle Atlantic region but worse than the 0.31% average annual decrease for the nation, as a whole.  The five year average is heavily impacted by the economic fallout from the COVID-19 pandemic.

Non-manufacturing employment in Pennsylvania has increased in recent years to 90% of the total employment by 2020. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, constituting 10% of 2020 total non-agricultural employment, has fallen behind the services, trade and the government sectors, and has become the 4th largest source of employment within the Commonwealth. In 2020, the services sector accounted for 49% of all non-agricultural employment, the trade sector accounted for 14% and the government sector accounted for 12%.

Pennsylvania’s annual unemployment rate was roughly equivalent to the national average throughout the five year period prior to the onset of the COVID-19 pandemic.  The unemployment rate in Pennsylvania soared to 16.2% at the height of the pandemic (April of 2020), after having registered at 5.1% the month prior.  It has since moderated and in April 2021, as cited by the U.S. Bureau of Labor Statistics, was 7.4%, compared to the national unemployment rate of 6.1%.  Pennsylvania is suffering from negative economic effects associated with the COVID-19 pandemic, but is not faring as well as most states in relation to employment.  Pennsylvania’s unemployment ranks 43rd (from low to high) in the nation on a state-by-state basis.

State Budget.  The Commonwealth operates under an annual budget that is formulated and submitted for legislative approval by the Governor no later than the first full week of February. The Pennsylvania Constitution requires that the Governor’s budget proposal consist of three parts: (i) a balanced operating budget setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii) a capital budget setting forth proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or its agencies or from operating funds; and (iii) a financial plan for not less than the succeeding five fiscal years, that includes for each year projected operating expenditures and estimated revenues and projected expenditures for capital projects. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains line item veto power over the appropriations passed by the legislature (and the legislature may override a gubernatorial veto by a two-thirds majority vote). The Commonwealth’s fiscal year begins on July 1 and ends on June 30.

The Constitution and laws of the Commonwealth require all payments from the Commonwealth’s Treasury, subject to limited exceptions, be made only by duly enacted appropriations. Total appropriations from a fund may not exceed the fiscal year’s actual and estimated revenues, plus any unappropriated surplus available. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund if not spent or encumbered by the end of the fiscal year.

Pennsylvania uses the fund method of accounting. For purposes of governmental accounting, a “fund” is an independent fiscal and accounting entity with a self-balancing set of accounts, recording cash and/or other resources together with all related liabilities and equities that are segregated for the purpose of the fund. In the Commonwealth, over 150 funds have been established for the purpose of recording the receipt and disbursement of moneys received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may only be made pursuant to appropriation measures enacted by the General Assembly and approved by the Governor.

Financial information for the principal operating funds of the Commonwealth are maintained on a budgetary basis of accounting, which is used for the purpose of ensuring compliance with the enacted operating budget. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles (“GAAP”). Budgetary basis financial reports are based on a modified cash basis of accounting as opposed to a modified accrual basis of accounting prescribed by GAAP. Financial information is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.

The General Fund, the Commonwealth’s largest operating fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund. During the five year period ending with fiscal year 2020, total revenues and other sources increased by an average of 4.5% annually. Tax revenues during this same period increased by an annual average of 2.0%.  Expenditures for the protection of persons and property during this period increased at an average annual rate of 1.8%; public education expenditures during this period increased at an average annual rate of 3.4%; health and human services expenditures increased at an average annual rate of 5.5%; and capital outlays decreased at an average annual rate of 1.8%. Commonwealth expenditures for direction and support services (State employees and government administration) increased at an average annual rate of 15.0%. All of these five year averages have been significantly impacted by the economic upheaval associated with the COVID-19 pandemic. The General Fund had a negative balance at June 30, 2020, of $1.525 billion.

Fiscal Year 2020 General Fund Budget Results.  On a budgetary basis, fiscal year 2020 General Fund revenues were below the certified estimate by $3.221 billion or 9.1% during fiscal year 2020 and amounted to $30,872 billion, a decrease of 7.4% ($2.582 billion) over comparable prior year revenues, on a year-over-year basis. The majority of this decrease was due to the shifting of tax filing dates for personal and corporate taxes because of the COVID-19 pandemic.  Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $34,090 billion. At June 30, 2020, the General Fund reported a negative fund balance of $1.525 billion, a decrease to fund balance of $2,360 billion from the $835 million fund balance at June 30, 2019.

Fiscal Year 2021 Enacted Budget.  The COVID-19 pandemic significantly disrupted the Commonwealth’s economy.  Due to the uncertainty associated with the COVID-19 pandemic, Pennsylvania initially only passed a five-month budget to allow time to determine the effects of the COVID-19 pandemic on state revenues and expenditures. The final fiscal year 2021 budget was adopted on November 23, 2020. Prudent fiscal management has enabled the Commonwealth to respond to the ongoing challenges of the COVID-19 pandemic. The enacted fiscal year 2021 budget provides appropriations and executive authorizations, net of lapses and other reductions, totaling $33.915 billion of Commonwealth funds against estimated revenues of $37.490 billion. $2.734 billion of fiscal year 2021’s revenue will offset the negative beginning balance in the General Fund in such amount.  After other adjustments (most materially tax refunds), the General Fund is expected to end fiscal year 2021 with a negative balance of $233.4 million. The precise impact of the COVID-19 pandemic on revenues for fiscal year 2021 will not be known until the end of the fiscal year.

Federal Assistance. To date, the Commonwealth has expended, or the costs have been incurred for, the majority of the $3.9 billion received from the federal government in CARES Act funds. Additional federal assistance is expected to be forthcoming to state and local governments through the American Rescue Plan Act of 2021 (“ARPA”), which was signed into law on March 11, 2021. Preliminary estimates suggest that ARPA will provide approximately $7.3 billion of funding to the Commonwealth and $6.1 billion to local governments in the Commonwealth. In addition, preliminary estimates indicate that additional funding may be forthcoming for state programs and direct relief to individuals, families, schools, higher education and other local assistance programs. These estimates do not include the potential effects of certain tax credits or exemptions provided under ARPA and additional relief for small businesses and restaurants.

Debt Limits and Outstanding Debt. The Pennsylvania Constitution permits the issuance of the following types of debt: (i) without voter approval, debt to suppress insurrection or rehabilitate areas affected by man-made or natural disaster; (ii) electorate approved debt; (iii) debt for capital projects subject to an aggregate outstanding debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance.  Under the Pennsylvania Constitution the total debt limitation for capital projects as of February 28, 2021 is $72.121.2 billion. Outstanding net general obligation debt of the Commonwealth (less refunding escrows and sinking funds) is $9.695.3 billion as of February 28, 2021, leaving capacity for the issuance of additional debt of just over $62.4 billion under the debt limitation.

Debt Ratings. The general obligation bonds of the Commonwealth are rated by Moody’s, S&P and Fitch. The Commonwealth’s $1,045,525,000 General Obligation Bonds, First Series of 2021, the official statement for which is dated May 5, 2019 (the “OS”), had an underlying rating of “Aa3” by Moody’s, A+ by Standard and Poor’s and “AA-” by Fitch.  Such ratings reflect only the respective views of such rating agencies and an explanation of the significance of a rating may be obtained from such rating agencies.  There can be no assurance that the conditions on which these ratings are based will continue, that any such ratings will remain in effect for any given period of time or that they may not be lowered or withdrawn entirely, or that particular bond issues may not be adversely affected by changes in financial, economic, political or other conditions.  Any downgrade revision or withdrawal assigned to such debt obligations could have an adverse effect on their market price and liquidity.

City of Philadelphia.  The City of Philadelphia (the “City” or “Philadelphia”) is the largest city in the Commonwealth. Philadelphia experienced serious financial difficulties in the fiscal years leading up to 1992, as a result of which a large cumulative general fund deficit was generated.

The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying its fiscal crises. PICA is authorized to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of Philadelphia which, as of June 30, 1992, stood at the amount of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan that runs through 2024. No further bonds may be issued by PICA, as its authority to issue debt has expired. Nonetheless, its ability to refund existing outstanding debt is unrestricted. PICA had $78.9 million in special tax revenue bonds outstanding as of December 15, 2019. The final maturity date for these bonds is June 15, 2023. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA’s bonds.

The City of Philadelphia currently, publicly reports that its general obligation bonds are rated “A” by Standard & Poor’s, “A2” by Moody’s and “A-” by Fitch. The School District of Philadelphia, a political subdivision with the authority to issue its own obligations, continues (as it has been since 2001) to remain under Commonwealth control, as it has experienced significant financial difficulties.

Litigation.  The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth’s governmental operations and consequently its ability to pay debt service on its obligations. The Commonwealth also faces tort claims made possible by the limited waiver of sovereign immunity affected by Act 152, approved September 28, 1978, as amended. Under Act 152, damages for any loss are limited to $250,000 per person and $1 million for each occurrence. Approximately 1,142 suits remain open against the Commonwealth.

Substantially all the foregoing information regarding the Commonwealth’s budget and public indebtedness was obtained from the OS. Many factors affect and could have an adverse impact on the financial condition of the Commonwealth of Pennsylvania, its Counties and other Pennsylvania municipal issuers of debt obligations, many of which such factors are out of control of these issuers. It is not possible to predict whether, or to what extent, these factors may affect obligations of Pennsylvania municipal issuers and the impact such factors might have on the ability of such issuers to meet the payment terms of their debt obligations.

Puerto Rico:

Since 2000, the Commonwealth of Puerto Rico has faced a number of fiscal challenges and has found itself unable to structurally balance its budget and fund essential services.  Such challenges led to the enactment of the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA) on June 30, 2016, which grants the Commonwealth and its instrumentalities access to an orderly mechanism to restructure their debts, in exchange for significant federal oversight over the Commonwealth’s finances.  In broad strokes, PROMESA seeks to provide Puerto Rico with the fiscal and economic discipline through the creation of a control board (“Oversight Board’), relief from creditor lawsuits through the enactment of a temporary stay on litigation, and two alternative methods to adjust unsustainable debt.  Since July 1, 2016, Puerto Rico and several of its instrumentalities defaulted on certain of their scheduled debt payments.

On March 13, 2017, the Oversight Board certified the Commonwealth’s 10-year fiscal plan, which became the broad operating framework within which Puerto Rico must develop budgets going forward.  The five principles that guided the Oversight Board in its decision to certify the proposed fiscal plan were:

•                  The fiscal plan must cover at least the next 10 fiscal years, with meaningful progress in the next five, and meet the standards set forth in PROMESA, including the 14 criteria under PROMESA § 201(b).

•                  The fiscal plan must work to stabilize the current economic situation, increase the economy’s resilience, shore up public finances, support long-term, durable growth, meet basic needs of the citizenry, and restore opportunity for the people of Puerto Rico.

•                  To properly establish an accurate assessment of the fiscal outlook, the base-case scenario within the fiscal plan must assume no additional federal support beyond that which is already established by law (e.g., no Affordable Care Act support extension) and no reliance on unsustainable Act 154 revenues in light of the expiration of that act.

•                  The fiscal plan must include an appropriate mix of structural reform, fiscal adjustment, and debt restructuring. It must be informed by the relevant analytical tools such as a debt sustainability analysis and a detailed economic projection.

•                  The fiscal plan must be accompanied by relevant operational plans that show how the Commonwealth will achieve the changes and reforms it proposes.

On May 3, 2017, the Oversight Board filed for Title III (bankruptcy) under PROMESA for the Commonwealth of Puerto Rico and made similar filings on May 5, 2017, for COFINA, and July 2, 2017, for PREPA, government owned corporations of Puerto Rico.  In its filing, the Oversight Board noted the following statistics:

•                  GNP Decline since 2007:  from 2007—2016, Puerto Rico’s Gross National Product (“GNP”) declined by over 14%, while total employment in Puerto Rico fell from 1.25 million to fewer than 1 million.

•                  Unemployment Rate:  in October 2016, Puerto Rico’s unemployment rate was 12.1%, and only 987,606 persons were employed, down 23% from 1,277,559 employed persons in December 2006.

•                  Labor Participation Rate:  the labor participation rate has plummeted to 40%, two-thirds of the level on the U.S. mainland.

•                  Drop-in Economic Activity Index:  the Economic Activity Index composed of four factors (payroll employment, electric power generation, cement sales, and gasoline consumption) fell from 160.0 to 124.1 between August 2005 and August 2016.

•                  Population Decline:  since 2007, Puerto Rico’s population has declined approximately 10% down to less than 3.41 million people in 2016.

•                  Poverty and Unemployment:  according to the U.S. Census Bureau’s 2015 community survey, 46.1% of Puerto Rico’s residents live below the federal poverty level compared to the national average of 14.7%, and 36% of the residents of Detroit, whose financial distress was viewed by many as uniquely devastating. Puerto Rico’s is more so. For Puerto Rico children under age 5, 63.7% live under the federal poverty level, compared to the national average of 22.8%. Median household income in Puerto Rico was $18,626 in 2015, as compared to $56,515 in the United States, and to $27,862 in Detroit in 2011.

•                  Public Debt as a Percentage of Income:  Puerto Rico has approximately $74 billion of bond debt and $48 billion of unfunded pension liabilities. As of 2012, Puerto Rico’s public debt as a percentage of aggregate income was 100.7%, as compared to 29% for New York, which has the highest ratio of public debt to income in the United States (the average is 16.8%).

Given the massive debt load to be addressed, as well as the need to attain pension and operational reform in accordance with the fiscal plan, the Oversight Board determined that the best path forward was to commence a Title III case to protect Puerto Rico and its citizens. Title III was especially compelled by the Commonwealth’s need to restructure $49 billion of pension liabilities because Congress did not authorize pension restructurings in Title VI. The Oversight Board and the Commonwealth will continue efforts to negotiate, preferably through consensual deals with all constituencies, a comprehensive debt restructuring through a Title III plan of adjustment, which can incorporate all consensual agreements reached (including those that could otherwise form a qualifying Title VI modification).

On September 6, 2017, and September 20, 2017, Hurricanes Irma and Maria struck Puerto Rico, causing unprecedented humanitarian, economic, and infrastructure-related damages. Thousands of residents were left homeless, basic utilities were completely shut down (and have taken months to become operational), and schools, hospitals, and businesses were destroyed. Tens of thousands of Puerto Ricans fled the island. The federal government’s response has become one of the largest and most complex disaster recovery efforts in U.S. history.  The damage inflicted on Puerto Rico by Hurricane Maria required that the March 2017 fiscal plan be revised. Therefore, on October 31, 2017, the Oversight Board formally requested that the governor of Puerto Rico submit a revised fiscal plan for the Commonwealth, as well as for its various instrumentalities. After months of engagement with stakeholders and negotiations with the government, the Oversight Board determined that the proposed new fiscal plan complied with the requirements of PROMESA, and accordingly, certified it as the new fiscal plan.

Due to further government and Oversight Board discussions concerning the repeal of Law 80, the Oversight Board certified an updated fiscal plan in May 2018. Given the lack of political will to pass much needed labor reform, the Oversight Board updated and certified an updated fiscal plan in June 2018. That plan served as the basis for the FY2019 Budget. The October 2018 Certified Fiscal Plan was subsequently certified to reflect actual revenue and expenditure numbers, refined healthcare projections based on actuarial estimates, new federal fund estimates, and changes in government policy that affect overall growth. During the course of the FY2020 budget process, the Oversight Board received substantial new information regarding government revenues and expenditures and has updated and certified the 2019 Fiscal Plan to reflect that data, the latest macroeconomic data and the pace of recovery spending to date.

Relative to the October 2018 Certified Fiscal Plan, the 2019 Certified Fiscal Plan incorporates a number of important updates for new information and data, as well as focused investments and fiscal priorities.  Some of the October 2018 Certified Fiscal Plan milestone dates have passed without government completion of the action; the government must take action to address these missed milestones and to accelerate the pace of change.

On May 27, 2020 the Oversight Board certified the 2020 Certified Fiscal Plan.  In certifying the 2020 Fiscal Plan, the Oversight Board noted that the effect of destructive hurricanes, earthquakes and the COVID-19 coronavirus pandemic on the economy of Puerto Rico is severe and exacerbated the lack of implementation of structural reforms to improve economic growth in Puerto Rico. The 2020 Fiscal Plan sets immediate priorities for the Government of Puerto Rico for the upcoming fiscal year 2021, stresses the importance of ongoing structural reforms, and provides significant investments to improve government, the economy, and the quality of life in Puerto Rico.   Given the need to focus on recovery and in light of the lack of progress in transforming Puerto Rico, the 2020 Fiscal Plan provides a one-year delay in most categories of government rightsizing to allow the Government to redouble its efforts on implementation of structural reforms and efficiency measures. This pause in rightsizing includes maintaining the subsidies to the University of Puerto Rico and to the municipalities at current fiscal year levels. Further, the 2020 Fiscal Plan sets immediate priorities for the Government of Puerto Rico for the upcoming fiscal year 2021, stresses the importance of ongoing structural reforms, and provides significant investments to improve government, the economy, and the quality of life in Puerto Rico.  The Oversight Board then set out a series of fiscal priorities, fiscal investments, and structure reforms as part of the 2020 Fiscal Plan.

The Commonwealth expects that its ability to finance future budget deficits will be severely limited even when it achieves a comprehensive debt restructuring, and, therefore, that it will be required to, among other measures, reduce the amount of resources that fund important governmental programs and services in order to balance its budget. There is no assurance, however, that budgetary balance will be achieved and, if achieved, that such budgetary balance will be based on recurring revenues or expense reductions or that the revenue or expense measures undertaken to balance the budget will be sustainable on a long-term basis. Moreover, the measures to achieve budgetary balance through austerity may adversely affect the performance of the Commonwealth’s economy which, in turn, may adversely affect governmental revenues. While comprehensive debt restructuring seeks to address these recurring budgetary imbalances and to make debt service payments sustainable, it is at present uncertain when such a restructuring will be consummated or that it will achieve the goals of recurring budgetary balance and debt sustainability.

On June 16, 2019, Puerto Rico struck a deal with its bondholders on how to restructure $35 billion of debt which could allow the island to emerge from bankruptcy in early 2020.  This deal follows a restructuring agreement for Puerto Rico’s sales tax-backed COFINA bonds in February 2019 and accords struck earlier in June 2019 with the local pension body.  In March 2020, the Oversight Board asked the U.S. District Court to put the restructuring process on hold to allow for a comprehensive assessment of the effect of the COVID-19 pandemic on Puerto Rico and its economy.  In October 2020, the Oversight Board resumed debt restructuring negotiations with creditors, proposing amendments that reflected the severe effect of the pandemic on Puerto Rico’s long-term economic outlook.  In March 2021, the Oversight Board filed an amended plan to restructure approximately $35 billion of debt and other claims against the Commonwealth of Puerto Rico and related entities, and more than $50 billion of pension liabilities. There can be no assurances that these debt restructuring efforts will be effective. As of June 1, 2021, the mediation process and certain litigation is ongoing with respect to certain municipal securities issued by Puerto Rico and its political subdivisions, instrumentalities and authorities. It is not presently possible to predict the results of this mediation and litigation, but such outcomes will have a significant impact on bondholders of those municipal securities. Further legislation by the U.S. Congress, or actions by the Oversight Board established by PROMESA, or court approval of an unfavorable debt restructuring deal could have a negative impact on the marketability, liquidity or value of certain investments held by a Fund and could reduce a Fund’s performance.

In September 2017, Puerto Rico was hit by two devastating hurricanes — Irma and Maria — within the span of two weeks. Hurricane Maria caused an estimated $80 billion in damages and left the Commonwealth’s critical infrastructure severely damaged. In June 2019, President Trump signed a $19 billion disaster relief bill, of which, approximately $1 billion would be allocated to the Commonwealth. In addition, while Puerto Rico’s population has trended downward every year since 2013, this trend was accelerated after damage caused by Irma and Maria displaced residents. The damage caused by Hurricanes Irma and Maria is expected to have substantially adverse effects on the Commonwealth’s economy. In late December 2019 and January 2020, a series of earthquakes, including a magnitude 6.4 earthquake (the strongest to hit the island in more than a century) caused extensive damage.  The aftershocks from these earthquakes may continue for years, and it is not currently possible to predict the extent of the damage that could arise from any aftershocks. In addition, in early 2020, Commonwealth was significantly impacted by the COVID-19 novel coronavirus pandemic, which has had a substantially adverse effect on the health of the population and economic activity. In March 2020, the Oversight Board authorized the Commonwealth to implement a $787 million relief package to fight the pandemic and its economic impacts.  The damage caused by Hurricanes Irma and Maria, the earthquakes and aftershocks, and the pandemic are expected to have substantially adverse effects on Puerto Rico’s economy. In addition to diverting funds to relief and recovery efforts, Puerto Rico is expected to lose revenue as a result of decreased tourism and general business operations. There can be no assurances that Puerto Rico will receive the necessary aid to rebuild from the damage caused by Hurricanes Irma and Maria, the earthquakes and aftershocks, and the pandemic, and it is not currently possible to predict the long-term impact that these and other natural disasters and public health crises.   All these developments have a material adverse effect on Puerto Rico’s finances and negatively impact the payment of principal and interest, the marketability, liquidity and value of securities issued by Puerto Rico and its political subdivisions, instrumentalities, and authorities that are held by the Fund.

South Carolina:

In general, local governments receive the majority of their revenue from property taxes, license fees, and other state and federal sources.  During the 2019 fiscal year, local governments in South Carolina (including counties, cities, school districts, and special districts) received approximately 30.6% of their revenue from property taxes, 21.6% from licenses, fees, charges, and bonds, 28% from state sources, and 5.5%

from federal sources.  With respect to property taxes, the assessed value of all taxable property in the state from 2017 to 2018 increased 3.8% from $25,564,063,879 to $26,534,241,787.  From 2018 to 2019, property tax collections actually increased 5.2% from $6,022,942,246 to $6,336,772,412.  From 2013 to 2019, total revenues of local governments have increased 22.64%.

Looking ahead, as of April 8th, 2021 the South Carolina Board of Economic Advisors (BEA) expects to end fiscal year 2020-2021 with a budget surplus of $646.7 million. The BEA anticipates general fund revenue in fiscal year 2021-22 will be 1.3 percent less than projected for the current fiscal year as the impact of the federal stimulus fades and the economy returns to normal levels. In spite of the projected decrease in revenue, collections in fiscal year 2021-22 are expected to be above the base budget by $385.8 million. With the revised estimates for the current fiscal year and fiscal year 2021-22, the South Carolina General Assembly will have approximately $1.72 billion in unobligated revenue available for appropriation: $385.8 million in recurring funds and $1.334 billion in nonrecurring funding.

Economic Climate

South Carolina’s economy was predominantly dependent on agriculture until well into the twentieth century; thereafter, manufacturing became the leading contributor to the gross state product. Since the 1950s, the state’s economy has undergone a gradual transition to other activities.  South Carolina now has a diversified economic base, including manufacturing, trade, healthcare, services and leisure/hospitality. In 2020, finance and insurance had the largest industry increase in contribution to South Carolina’s real GDP (increasing 0.17%).

From 2019 to 2020, South Carolina’s real gross domestic product decreased 4.1%, in comparison with the national average of 3.5%. Between 2019 and 2020, the fastest growing contributors to real gross domestic product were finance and insurance (3.7% growth) and management of companies and enterprises (2.0% growth).

The State’s total non-farm employment for the year ended April 2021 increased 11.9% to 2,213,300.  The following industries reported gains from September 2020 to October 2020:  Leisure and Hospitality (+6,900); Education and Health Services (+3,300); Financial Services (+1,500); Construction (+1,200); Other Services (+700); Manufacturing (+400); and Government (+200). Only Trade, Transportation, and Utilities (-2,400); Professional and Business Services (-100); and Information (-100) saw decreases in October 2020. The State’s unemployment rate as of February 2021 was 5.2%, up 2.4% from 2.8% in February 2020.

South Carolina’s unemployment rate in April 2021 was 5.0%. The State’s unemployment rate in April 2020 was 11.5%, up 8.2% from 3.3% in April 2019.  By comparison, the unemployment rate in April 2021 was 4.9% for the South Atlantic region, and 6.1% in the nation. After showing the largest decrease in unemployment in the United States from February 2013 to February 2014, South Carolina’s unemployment rate is now tied for fourth lowest in the South Atlantic behind Georgia, Florida, and Virginia.

According to the BEA (as of March 24, 2021), the State’s 2020 personal income increased to $247,868,500,000 or 6.0% year over year (not adjusted for inflation), compared to an increase of 6.2% for the southeast and 6.1% for the nation. South Carolina ranks 24th in the U.S. for personal income and 44th in the nation for per capita personal income.  In 2020, the State’s per capita personal income of $47,502 was 80% of the national average (compared to 80.3% in 2019) and 91.7% of the southeast (compared to 92.7% in 2019).

Residential building permits for April 2021 are up 60.2 percent in volume and 66.8 percent in valuation compared to April 2020. As of May 2021, new residential listings were up 19.3% and inventory was down 56.2% from the previous year.  The median sales price also increased by 12.5% to $225,050 over that same period.

For the calendar year 2020, the South Carolina Department of Commerce reported $4 billion in new capital investments and the overall recruitment of 11,147 new jobs. Although South Carolina export sales fell 26.9 percent to $30.3 billion, 88 percent of states also reported a decrease attributable to the global COVID-19 pandemic. South Carolina leads the nation in export sales of ball and roller bearings, tires, and completed motor passenger vehicles.

The Federal Reserve Leading Index for South Carolina was 0.82 in February 2020 versus 1.49 in February 2019, 2.37 in February 2018, and 2.39 in February 2017.

The State’s legislature is required to adopt a balanced budget annually based on revenue projections provided by the BEA.  State law requires the BEA to meet at least quarterly to compare actual revenue collections with its earlier projections and to adjust its projections if necessary.  If the BEA reduces revenue projections significantly once the budget year begins, the State Fiscal Accountability Authority (SFAA) is responsible for taking appropriate action to keep the State’s budget in balance.  If the SFAA anticipates a year-end operating deficit as a result of the BEA reducing its revenue projections during the year, it must reduce most agency appropriations evenly across-the-board.  The State is also required to maintain a General Reserve Fund amounting to 5.0% of total General Fund revenues for the latest completed fiscal year that can be used only for eliminating a year-end operating deficit.

According to the South Carolina Comptroller General’s most recent report, the General Fund is the State’s operating fund.  This fund includes resources, such as taxes, that pay for the services that the State traditionally has provided to its citizens.  Activity is accounted for in the General Fund unless constraints established by State law or external parties require them to be accounted for in another fund.  Increases in the 2020 fiscal year were experienced in individual income tax of $216.428 million, or 4.5%; retail sales and use tax of $99.553 million, or 2.5%; insurance tax of $10.810 million, or 5.3%; and other taxes $30.328 million, or 4.9%. General Fund expenditures, which increased by $330.767 million, or 3.2%, were also below the total General Fund revenues indicating a continued controlling of costs and spending reductions previously mandated by State officials.

Estimated revenues for the 2020 fiscal year were $8.717 billion.  Actual revenues at June 30, 2020, were $462.615 million, or 5.3%, over the estimated revenue used in the fiscal year 2020 budget appropriations act and which also represented an increase in collections over the prior year of $374.472 million, or 4.3%.  Individual income and sales tax collections are the fund’s major revenue sources.  Individual income tax collections ended the year over the adjusted estimate by $343.531 million and sales tax collections ended the year over the adjusted estimate by $7.630 million.  Fiscal year 2020 ended with a budgetary surplus.  South Carolina ended the year with a budgetary General Fund balance after reservation of $1.805 billion.  As of June 30, 2020, the State has $2.067 billion in bonds and notes outstanding — a decrease of $181.455 million, or an 8.1% decline from the previous year.

Since at least 2017, the general obligations of the state of South Carolina have been rated “Aaa” by Moody’s, “AA+” by S&P and “AAA” by Fitch.

Regarding local government funding sources, counties primarily rely on property taxes, fees, local accommodations sales taxes, and state funding (aid to subdivision); South Carolina has no local income taxes.  Cities, in addition, receive business license taxes, which represent between 25% - 50% of their General Fund Revenue.  According to the Tax Foundation (2021), South Carolina’s combined state and local sales tax rates rank 18th nationally.

According to the South Carolina Revenue and Fiscal Affairs Office in its April 2021 Report for FY 2020-21, the growth rates for fiscal year to date were 14.2% for sales taxes, 13.6% for individual income taxes, and 88.2% for corporate income taxes.  Total General Fund Revenue is up 15.1% versus the same time period (April) for the prior fiscal year.

The Revenue and Fiscal Affairs Report notes that changes in consumer behavior as a result of Covid-19 have continued, with consumers maintaining higher spending on taxable goods and lower spending on non-taxable services.  Total consumer spending in South Carolina was up 19.2% as of April 4, 2021 when compared to January 2020, driven largely by increases in spending on retail of 33.1%, and on restaurants and hotels of 12.2%, with a decline in spending on entertainment and recreation of 36.3% relative to January 2020.

In Wallethub’s 2021 Best and Worst State Economies, South Carolina ranked 36th overall, 27th for Economic Activity and 22nd for Economic Health. Business Insider ranked the Economy of Every State and DC from Worst to Best before COVID-19 in 2020. South Carolina ranked 16th. South Carolina ranked 42nd in US News Best States 2021 with its highest subcategory ranking of 18th for Economy. South Carolina was tied for 4th Best State Overall Business Climate Ranking in Site Selections 2020 Top State Business Climate Rankings and was 2nd in their Executive Survey rank. South Carolina was 3rd in Area Development’s 2020 Top States for Doing Business.

In its 2021 Prosperity Cup, Site Selection Magazine ranked South Carolina as having the 7th best business climate, which was up eight spots from the 2020 rankings.  South Carolina ranked 6th in Chief Executive Magazine’s 2021 Best & Worst States for Business, moving up two spots from the prior year.  South Carolina ranked 26th in 24/7 Wall St.’s Best and Worst States for Doing Business (2021), which was six spots up from the 2020 Report.

Tennessee:

The State Constitution of Tennessee requires that (1) the total expenditures of the State for any fiscal year shall not exceed the State’s revenues and reserves, including the proceeds of debt obligations for that year, and (2) the rate of growth of appropriations from State tax revenues shall not exceed the estimated rate of growth of the State’s economy for any given year.  The State Constitution further provides no debt obligation may be authorized for the current operation of any State service or program unless repaid within the fiscal year of issuance.  The State’s fiscal year runs from July 1st through June 30th.

State Revenue Collections.  The sales tax is Tennessee’s most important source of revenue, accounting for nearly 28% of the state’s revenues.  Tennessee does not impose a tax on most personal income, but did levy a tax on interest and dividend income from investments, which tax rate was reduced to zero percent for any tax year beginning on or after January 1, 2021.  In years past, the Tennessee General Assembly has considered, but did not pass, income tax legislation.  The 2002 Tennessee General Assembly passed the Tax Reform Act of 2002, introducing a variety of tax increases to fund State government, and allowing for a maximum combined State and local sales tax rate of 9.75%.

According to the Tennessee Department of Revenue’s Annual Report for 2019-2020, the Department of Revenue collects more than 25 state taxes and fees, and the collections of such taxes and fees decreased 1.78% for fiscal year 2020.

Tennesseans voted to remove the State constitutional prohibition on lotteries in November 2002 and amended the constitution to provide that lottery profits may be used to fund college loans and scholarships, capital outlay projects for K-12 education facilities and early learning and after school programs.  The Tennessee Education Lottery Corporation reports in its April 2021 Tennessee Education Lottery Quick Facts publication that the State has raised more than $5.8 billion since the lottery began in January 2004 for education programs, including college scholarships, grants and after-school programs.  However, lottery revenues are highly volatile, and there can be no guarantee that such revenue growth will continue at the same pace.

Employment, General Demographic and Other Economic Factors.  According to an Economic Report to the Governor of the State of Tennessee, January 2021, published by the Boyd Center for Business and Economic Research at the University of Tennessee (the “2021 Tennessee Economic Report”), nonfarm employment grew 1.9% in 2019 for Tennessee, outpacing national job growth of 1.4% in 2019. Tennessee’s unemployment rate sat at 3.5% or less for the 2019 year as a whole, and consistently rested below the national unemployment rate. The onset and rapid spread of COVID-19 led to the temporary closing of many businesses and schools, and as a result many businesses laid off or furloughed workers, and the State’s unemployment rate increased to 15.5% in April 2020. Since April, most sectors of the state economy have seen some job growth, but the financial activities sector is the only to have fully recovered to pre-pandemic peak levels seen in February 2020. The three largest service sectors (professional and business services, education and health services, and leisure and hospitality) all saw significant job losses in the spring. All three of these sectors have seen job growth since April, but none are back to their pre-pandemic levels. Similarly, the manufacturing sector saw a reduction of 65.8 thousand jobs in the spring and only added 40.8 thousand back since then, while employment levels in trade, transportation, and utilities fell by 44.9 thousand in the spring and only 30.2 thousand workers have been added since.

Agriculture also remains an important sector of the Tennessee economy. The 2021 Tennessee Economic Report reports that in 2019, before the COVID-19 pandemic, net farm income rose markedly from $297 million in 2018 to $880 million in 2019. Based on 2019 national cash receipts by commodity, Tennessee ranks 17th in corn production ($498.1 million; 1.0 percent of U.S); 9th in cotton production ($291.6 million; 4.1 percent of U.S.); 16th in soybean production ($602.9 million; 1.8 percent of U.S.); and 18th in wheat production ($81.6 million; 0.9 percent of U.S.). Animals and animal products accounted for 37.0 percent ($1.28 billion) of Tennessee’s agricultural receipts in 2019. Based on 2019 cash receipts, cattle and calves was the third largest agricultural sector in Tennessee with cash receipts totaling $487.7 million, which accounted for 14.1 percent of total agricultural cash receipts. In 2020, direct payments were issued to producers that had been adversely affected by the COVID-19 pandemic. The Coronavirus Food Assistance Program (CFAP) authorized direct payments to producers in two stages. Total CFAP1 payments across all categories were over $132.6 million, with 21,223 applications (19,175 of these coming from livestock). Total CFAP2 payments were $124.2 million, with 19,792 applications. For CFAP2, the top five commodities receiving payments were: cattle ($39.6 million); corn ($24.1 million); soybeans ($19.9 million); sales commodities ($13.9 million); and cotton ($9.0 million).

From April 1, 2010 to July 1, 2019, Tennessee’s population has grown by 7.6% compared to the national growth rate of 6.3% according to the U.S. Census Bureau.

Bond Ratings.  As of June 1, 2021, general obligation bonds of the State of Tennessee were rated “AAA” by Fitch Ratings and S&P Global Ratings and “Aaa” by Moody’s Investors Service, Inc.  Such ratings reflect only the respective views of such rating agencies and an explanation of the significance of a rating may be obtained from such rating agencies.   There can be no assurance that the conditions on which these ratings are based will continue, that any such ratings will remain in effect for any given period of time or that they may not be lowered or withdrawn entirely, or that particular bond issues may not be adversely affected by changes in financial, economic, political or other conditions. Any downgrade revision or withdrawal assigned to such debt obligations could have an adverse effect on their market price and liquidity.

U.S. Virgin Islands:

In recent years, the government of the U.S. Virgin Islands has experienced substantial fluctuations in revenues and expenditures and recurring structural deficits.  Since fiscal year 2009, the government of the U.S. Virgin Islands has used multiple bond issuances to finance working capital needs and other government obligations.  The government of the U.S. Virgin Islands has experienced revenue shortfalls in recent fiscal years.  The high level of indebtedness and the resulting allocation of revenues to debt service have contributed to the government of the U.S. Virgin Islands budget deficits during the past several years, some of which deficits the government of the U.S. Virgin Islands has been required to finance, further increasing the amount of such debt.  Such high level of indebtedness, among other factors, may adversely affect credit ratings and the ability to obtain financing at favorable rates.  The effort to achieve budgetary balance may adversely affect the performance of the economy in the U.S. Virgin Islands.

The credit ratings for U.S. Virgin Islands debt have been downgraded in recent years, as a result of the U.S. Virgin Islands’ extremely weak financial position and liquidity, its failure to access the capital markets in January 2017 for a planned deficit financing which would have balanced the current year budget and bolstered liquidity levels, and an increased possibility that the government may be forced to restructure its debt to address its financial problems. According to Moody’s Investors Service, key characteristics of the government’s general credit profile in 2017 included: persistent general fund deficits addressed primarily with repeated deficit financings; very high debt levels; declining gross domestic product and population; high unemployment; and an extremely large unfunded pension liability.

After an unsuccessful attempt to access the capital market in January 2017, the governor of the U.S. Virgin Islands indicated that investors required enactment of revenue enhancements outlined in the governor’s five-year plan to re-establish market access. The five-year plan was passed in March 2017.  However, the territory’s ability to access the market remains untested since it has not successfully obtained any external capital since that time. In August 2017, the governor of the U.S. Virgin Islands indicated that communications with certain credit ratings agencies had been suspended, which prompted those agencies to drop U.S. Virgin Islands credit ratings.

Moody’s Investors Service downgraded certain U.S. Virgin Islands’ debt ratings four times in the period June 30, 2016, through January 31, 2018. As of June 12, 2019, Moody’s Investors Service has placed the U.S. Virgin Islands’ Caa3 issuer rating and the ratings of its four liens of matching fund revenue bonds on review with direction uncertain. The placement of these ratings on review is prompted by the protracted delay in the release of U.S. Virgin Islands government’s audited financial statements for the fiscal year ending September 30, 2017, the absence of publicly available unaudited financial statements for fiscal years 2017 and 2018, and the government’s extremely weak financial and liquidity condition as indicated by the limited available information, despite some signs of improvement in the economy and tax revenues in recent months. Moody’s Investors Service indicated that if sufficient information is not received from the U.S. Virgin Islands, it will take appropriate rating action, which could include confirmation of the ratings, a change in ratings or outlook, or withdrawal of the ratings.

As of September 19, 2019, Moody’s Investors Service confirmed the U.S. Virgin Islands’ Caa3 issuer rating and the ratings of its four liens of matching fund revenue bonds on review with an outlook of stable.  According to Moody’s Investor Services, the stable outlook reflects recent improvement in the government of the U.S. Virgin Islands’ liquidity and near-term financial position driven by the receipt of disaster assistance and loans from the U.S. Government, a surge in tax revenues associated with local reconstruction activities, and an increase in concession fees from the Limetree (formerly Hovensa) refinery facility. On March 29, 2021, Moody’s Investors Service issued a periodic review of its U.S. Virgin Islands’ ratings, indicating that the rating reflects a small and highly concentrated economy, government finances that have been severely strained, a very poorly funded pension system that is rapidly depleting its asset based, financial reporting and other governance challenges, and the government’s loss of capital markets access since 2017.  Despite some recent improvement in the government’s liquidity and near-term financial position, the rating incorporates the risk that the reemergence of a significant structural deficit, combined with the expected insolvency of the Government Employees’ Retirement System, will lead the government to restructure its debt. Moody’s Investor Services’ periodic review in March 2021 also covered related credits within the territory’s debt stack including any special tax, lease, appropriation and moral obligation, intercept program, and pool program ratings.

Hurricanes Irma and Maria hit the U.S. Virgin Islands in September 2017, and the U.S. Virgin Islands sustained severe damage from these Category 5 hurricanes.  According to Moody’s Investors Service, the weak economic, financial, and liquidity condition of the U.S. Virgin Islands has been made worse by the effects of Hurricanes Irma and Maria.  The hurricanes resulted in a severe decline in tax revenues, further straining the government’s financial position. According to Moody’s Investors Services, while the receipt of grants and loans from the federal government in response to the hurricanes has provided some near-term relief, the general fund still has a large structural deficit and liquidity remains very weak.

In May 2021, the Bureau of Economic Analysis of the United States Department of Commerce (“BEA”) released its estimates of gross domestic product (“GDP”) and gross domestic income (“GDI”) for the U.S. Virgin Islands for 2019 and its estimates of gross domestic product by industry and compensation by industry for the U.S. Virgin Islands for 2018, and revised estimates for prior years.  The estimates of GDP for the U.S. Virgin Islands show that the real GDP — GDP adjusted to remove price changes — increased 2.2% in 2019 after increasing 1.6% in 2018.  The increase in real GDP reflected increases in private fixed investment, exports, and consumer spending.  These increases were partly offset by decreases in inventory investment and government spending.  Imports, which are a subtraction item in the calculation of GDP, increased.

According to the BEA, private fixed investment doubled in 2019 from the previous year, reflecting growth in business purchases of equipment and in construction, including of homes. A refinery and oil storage facility on St. Croix invested in major capital improvements during 2019 as part of the current owner’s preparations to resume refining operations that were shut down by the former owner of the facility in early 2012. Additionally, disaster-related insurance payouts and federal assistance supported the reconstruction and major repairs of businesses and homes that were destroyed or heavily damaged by the two major hurricanes in September 2017.  Within exports, services increased 23.0% in 2019. For the U.S. Virgin Islands, exports of services consist primarily of spending by tourists and business travelers. According to U.S. Virgin Islands government statistics, total visitor arrivals to the U.S. Virgin Islands increased in 2019; the number of air visitors, who spend substantially more in the islands on average than cruise visitors, increased 30.5%.  2018 visitor arrivals by air had been low in the aftermath of the 2017 hurricanes.  According to the BEA, consumer spending increased 5.8% in 2019, reflecting growth in household purchases of goods, such as motor vehicles and food, and services, including health care.  These increases were partly offset by declines in inventory investment and government spending. The decline in inventory investment reflected a slowdown of petroleum products imported and stored in the islands. Government spending decreased 15.4% in 2019, reflecting a decline in spending on disaster response and recovery activities by the federal and territorial governments.

From 2003, when the unemployment rate in the U.S. Virgin Islands rose to 7.8%, primarily as a result of the completion of construction of the HOVENSA coker plant, which employed approximately 2,000 construction workers, the unemployment rate steadily declined through 2008 to 5.8%.  As a result of the global financial crisis, however, the unemployment rate increased between 2009 and 2011, reaching an annual rate of 8.9% in 2011.  The average unemployment rate in 2011 was 9.1%.  In January 2012, HOVENSA announced that it would close its oil refining facilities on St. Croix and lay off approximately 1,200 employees and 950 subcontractors.  The unemployment rate increased in 2012 to an annual rate of 11.7%.  By the end of 2013, the unemployment rate had increased to 13.4%.

In calendar year 2013, employment in all sectors of the U.S. Virgin Islands economy was adversely affected by the HOVENSA refinery closure and the aftermath of the global recession, with the majority of the losses concentrated in manufacturing, construction, goods production, and other services.  The manufacturing sector was affected most significantly, reflecting a 41.6% decline in the number of persons employed in calendar year 2013, as compared to calendar year 2012.  Private sector employment growth is fueled primarily by tourism and related services while public sector employment consists of jobs with the U.S. Virgin Islands government and the U.S. federal government.  The U.S. Virgin Islands government is the largest employer of the public sector, representing 90% of all public sector jobs.

The unemployment rate in the U.S. Virgin Islands for May 2018 was 9.2%, while the unemployment rate for December 2018 was 6.3%.  In May 2019, the unemployment rate in the U.S. Virgin Islands was 4.9%, while the unemployment rate for December 2019 was 5.2%. In December 2020, the unemployment rate in the U.S. Virgin Islands was 8.8%.

Tourism is the U.S. Virgin Islands’ largest industry and represents the largest business segment in the private sector. After a decrease in tourism in 2001 and 2002, following the September 11, 2001, terrorist attacks in the United States, the tourism industry was uneven from 2003 through 2007, and then worsened in 2008 and 2009 as a result of the global economic crisis.  The tourism industry began to improve in 2010 and total visitor arrivals in the U.S. Virgin Islands in 2011, were 2.687 million, a 5.5% increase over 2010 and was largely attributable to an increase in cruise passenger arrivals.  However, for calendar year 2013, total visitor arrivals increased by 1.8% as compared to calendar year 2012. Total visitors reached a peak in 2014 at 2.814 million visitors, decreasing to 2.643 million in 2015, 2.573 million in 2016, 1.967 million in 2017, 1.937 million in 2018, 2.074 million in 2019, and 856 thousand in 2020. The severity of damage from Hurricanes Irma and Maria, and the subsequent disruption of the U.S. Virgin Islands tourism industry, suggest that a full economic recovery could take years. While cruise ship arrivals have rebounded somewhat since the hurricanes, air passenger arrivals fell from nearly 800,000 in 2016 to less than 500,000 in 2018.  Many hotels have remained closed since the hurricanes, although some have since re-opened.

According to the Virgin Islands Public Finance Authority, the rapid spread of the novel coronavirus, COVID-19, poses a significant risk to the U.S. Virgin Islands economy, and threatens to reverse the progress made by the U.S. Virgin Islands in recovering from Hurricanes Irma and Maria in 2017. The U.S. Virgin Islands is particularly impacted due to its reliance on cruise ship and airline traffic to support its tourism-based economy. Economic activity has slowed sharply as a result of the pandemic and this trend is expected to continue in the coming months as schools and businesses closed and consumers stayed home in an attempt to slow the spread of the pandemic. The extent to which the coronavirus may impact business activity or investment results in the U.S. Virgin Islands will depend on future developments, which are highly uncertain and cannot be predicted at this time. These developments may include new information that may emerge concerning the severity of the coronavirus and the actions required to contain the coronavirus or treat its impact.

Virginia:

As of November 2020, up to 4.3 million residents of Virginia were in the civilian labor force.  Virginia is a right-to-work state with diverse sources of income.  In part because of its proximity to Washington D.C., Virginia has a larger share of federal and military employees than most states.  More than ten percent of Virginia’s workers are federal employees or active military.

According to information from the U.S. Bureau of Economic Analysis (the “BEA”), last updated on March 26, 2021, the major sources of gross domestic product in Virginia in 2020 were finance and insurance; retail trade; real estate and rental and leasing; professional and business services; government and government enterprises; educational services, health care and social assistance; and nondurable goods manufacturing.  The BEA also reports the per capita personal income in Virginia was estimated to be $59,657 in 2019.  Taxable retail sales in Virginia for 2018 totaled approximately $106 billion (up from approximately $103.7 billion in 2017).  According to the U.S. Census Bureau, Virginia’s estimated population as of December 1, 2019 was 8.5 million, an increase of approximately 6.7% from 2010 estimates, which compares favorably to the 6.3% rate of increase for the United States over the same period.  From 2007 through 2020, the unemployment rate in Virginia has regularly been less than the national unemployment rate.  Based on data from the Virginia Employment Commission, the estimated seasonally adjusted unemployment rate in Virginia in April of 2021 was 4.7% compared to 6.1% nationally.

The Virginia Constitution limits the ability of the Commonwealth to create debt and requires a balanced budget. Virginia’s fiscal year 2020 general fund revenues were 5.9%, or $1.3 billion, higher than fiscal year 2019 revenues.  Fiscal year 2020 expenditures increased by 1.4%, or $298.5 million, when compared to fiscal year 2019.  As of the end of fiscal year 2020, the general fund reported a combined ending fund balance of $3.3 billion, an increase of $1.7 billion in comparison to the prior fiscal year.  Of this total fund balance, $107.2 million represented nonspendable fund balance, $659.3 million represented restricted fund balance, $1.3 billion represented committed fund balance and $1.3 billion represented assigned fund balance.

Due to the COVID-19 pandemic, the employment growth Virginia saw in previous years reversed, with every region experiencing significant increases in its unemployment rate. Virginia’s unemployment rate for fiscal year 2020 rose a more modest 4.4% from 2.9% the prior fiscal year compared to the national rate increase from 3.8% to 5.9% over the same period. At the end of fiscal year 2020, Virginia had total debt outstanding of $48.6 billion, including total tax-supported debt of $22.3 billion.  Debt is considered tax-supported if Commonwealth tax revenues are used or pledged for debt service payments. In addition, at the end of fiscal year 2020, the Commonwealth had an additional $933.3 million of moral obligation debt which is not tax-supported, and $26.3 billion in total debt that is not tax supported. The Commonwealth has no direct or indirect pledge of tax revenues to fund reserve deficiencies. However, in some cases, Virginia has made a moral obligation pledge to consider funding deficiencies in debt service reserves that may occur. The remainder of Virginia’s debt represents bonds secured solely by specified revenue sources (i.e., revenue bonds).

General obligations of cities, towns or counties in Virginia are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction, and the entity is authorized and required by law, unless other funds are available for such purpose, to levy and collect ad valorem taxes sufficient to pay debt service on all general obligation bonds.  The obligation to levy taxes can be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under the Code of Virginia, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor.  If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest.

As of June 1, 2021, general obligation bonds of the Commonwealth of Virginia were rated “AAA” by Fitch Ratings, “Aaa” by Moody’s Investors Service, Inc., and “AAA” by S&P Global Ratings.   Such ratings reflect only the respective views of such rating agencies and an explanation of the significance of a rating may be obtained from such rating agencies.   There can be no assurance that the conditions on which these ratings are based will continue, that any such ratings will remain in effect for any given period of time or that they may not be lowered or withdrawn entirely, or that particular bond issues may not be adversely affected by changes in financial, economic, political or other conditions.  Any downgrade revision or withdrawal assigned to such debt obligations could have an adverse effect on their market price and liquidity.

West Virginia:

West Virginia is heavily involved in coal, oil, and gas production.  Although West Virginia continues to work at diversifying its economy, the energy sector still accounts for a large percentage of the State’s gross domestic product.  Continued development of natural gas in the Marcellus Shale formation sparked a significant increase in natural gas production in the State, although this potential boom has been recently mitigated by low prices for natural gas, particularly in light of business closures and shutdowns relating to the COVID-19 pandemic of 2020.  Indications are that the natural gas industry is beginning to normalize as supply and demand are pulling toward a balance point.

Data compiled by WorkForce West Virginia indicates that the seasonally-adjusted unemployment rate in West Virginia was estimated to be 5.8% as of April 2021; a decrease from the seasonally-adjusted unemployment rate of 15.6% reported in April 2020. West Virginia has experienced this nearly 10% growth in employment over the past year due in substantial part to the ongoing economic recovery in the aftermath of the COVID-19 pandemic. West Virginia’s unemployment rate of 5.8% places it slightly ahead of the national unemployment rate of 6.1%.

The West Virginia Treasurer’s Office compiles an annual Debt Capacity Report, addressing various issues of debt management by State government.  Among other things, this report attempts to determine whether the State is reaching its goal of keeping key debt ratios in the “average to low range of nationally recognized debt limits.”  According to the 2021 Debt Capacity Report, which pertains to the period ended June 30, 2020 (the end of the State’s fiscal year), the State had net tax supported debt (“NTSD”) outstanding of approximately $2.74 billion, an increase from the previous fiscal year.  As of June 30, 2020, servicing this debt accounts for 5.90% of the State’s general revenue fund, which is below the recommended 6% cap necessary to keep the ratio in the low range of nationally recognized debt limits, though it is closer to that recommended cap than the previous year.

Other ratios calculated in the Debt Capacity Report concerning the State’s NTSD for 2020 are: debt as a percentage of revenues, 4.61% (below the recommended cap of 5%); debt as a percentage of personal income, 3.35% (above the recommended cap of 3.00%); debt per capita, $1,529 (above the recommended cap of $980 per capita); and debt as a percentage of assessed valuation, 2.62% (above the recommended cap of 2.0%).  The current NTSD numbers do not include approximately $200 million authorized to be issued as part of the “Roads to Prosperity” initiative.  The issuance of this debt will most likely put the State of West Virginia outside the recommended “moderate-to-low” debt ratios.

The Debt Capacity Report indicates that revenues from the West Virginia Lottery are anticipated to decrease by approximately $25 million for fiscal year 2021—2022 after anticipated growth of approximately $67 million in fiscal year 2020-2021.  Note that during the 2014 legislative session, the Legislature approved statutory changes which addressed adequate debt service coverage ratio limits on the Excess Lottery Fund and provided a cross-collateral mechanism for lottery revenue bonds.

In February 2017, Moody’s Investors Service downgraded West Virginia’s bond rating from Aa1 to Aa2 citing the state’s “recent multi-year trend of growing structural imbalance between annual expenditures and available resources.”  Moody’s states the State’s outlook is “stable.”  All three of the “big three” credit rating agencies have downgraded West Virginia’s bond ratings in recent years —Standard and Poor’s downgraded West Virginia’s state bonds from AA to AA- in April 2018 and Fitch issued a downgrade from AA-plus to AA in September 2018.  Moody’s has not updated West Virginia’s rating since February of 2017.

The West Virginia Treasurer’s Office also issued its annual Debt Position Report for outstanding debt as of March 31, 2021.  According to the Debt Position Report, the State’s NTSD as of March 31, 2020 decreased to approximately $2.659 billion, and approximately $1.538 billion (net) of the NTSD was in the form of general obligation bonds.  Issuance of general obligation bonds requires an amendment to the West Virginia Constitution, which must be approved by a two-thirds vote of both houses of the Legislature and a majority of the State’s voters.

According to a report prepared by the West Virginia State Budget Office, as of April 30, 2021, West Virginia’s “rainy day fund” now totals about $927 million, an increase from last year.

Like many states, West Virginia faces a future clouded by under-funded pension and other post-employment benefit (OPEB) plans.  During the years when West Virginia was consistently running budget surpluses, the Legislature and Governor applied those surpluses to pay down the pension shortfalls.  By 2007, this strategy had resulted in four out of six major pension plans being funded to a level of at least 97%, with one of the other two funded at more than 85%.  However, the largest pension plan in the State, the Teachers’ Retirement System was grossly underfunded and only reached a 51% funding level in 2007 because the State injected it with the proceeds from bonds backed by its portion of the multi-state settlement of tobacco litigation.

The most recent statistics from the State Consolidated Public Retirement Board provide data as of July 1, 2020, which partially reflects the effects of the COVID-19 pandemic on the funding of these plans. As of that date, half of the State’s pension funds remained underfunded—comparatively, the most underfunded plan was the Teachers’ Retirement System, with a funding rate of 70.89% (a slight decrease from the previous year).  Funding levels for other State retirement plans were at or above approximately 85%.  The Judge’s System was funded at over 185%. The next-highest fund, the Municipal Police and Firefighters was funded at over 170%, and the Emergency Medical Services Retirement System was funded at over 100%.  Pension plans for several West Virginia municipalities are also greatly underfunded.  In 2012, West Virginia enacted a law aimed at addressing issues regarding funding of OPEB plans.  The law created a trust fund to pay for OPEB for public employees hired before July 1, 2010.  The law also created a separate trust fund for employees hired on or after July 1, 2010, to pay for any OPEB incentives that may be created by the Legislature in the future.  The two funds will be funded from personal income tax revenue currently being directed to the unfunded liabilities of the old workers compensation system, but only after those unfunded workers compensation liabilities are paid off.  Once the workers compensation liabilities are satisfied, $30 million per year will go to the pre-July 1, 2010 fund and $5 million per year will go the post-July 1, 2010 fund.

Legislation privatizing workers’ compensation became effective in January of 2006, and it has resulted in significant savings for some employers. The former, State-run workers’ compensation agency had amassed debt in excess of $3 billion.  The State adopted a plan to address and eventually eliminate the unfunded liability by dedicating certain revenues annually towards the debt.  According to the State’s Comprehensive Annual Financial Report for 2020, the unfunded liability for the former workers’ compensation fund has not yet been fully paid off, though it has been substantially reduced.

In February 2018, a federal judge approved and finalized a substantial settlement arising from a chemical spill into the Elk River that occurred in January 2014 in Charleston.  The spill resulted in the issuance of a “Do Not Use” to approximately 300,000 people, as well as the closure of schools, restaurants, hotels, medical offices, and other businesses in nine counties.  Economic losses to local businesses as a result of the incident were preliminarily estimated at $61 million.  The crisis was reported to have shut down an estimated 16% of West Virginia’s economy.  Settlement deals were reached in October 2016, under which the parties responsible for the chemical spill would pay a combined $151 million to residents, businesses, and workers.  The settlement class reportedly included about 224,000 people and 8,000 businesses.

The West Virginia State Legislature recently passed a $4.495 billion general revenue budget for FY 2021-2022.

West Virginia was the last state in the country to have a reported case of COVID-19 in its borders.  However, it was still quite active in implementing measures to prevent the virus’ spread, particularly considering, in part, the relatively high rate of people over the age of 65 in the State compared to the rest of the country (approximately 20% compared to the national average of about 16%).  On March 16, 2020, West Virginia’s governor, Jim Justice, declared a state of emergency relating to the COVID-19 pandemic.  Several days later, on March 23, 2020, Governor Justice issued a State-wide “Stay-At-Home” Order (Executive Order No. 9-20), which restricted businesses from opening unless they qualified as “essential services,” and also restricting gathering sizes.  Over the next several weeks, Governor Justice issued orders banning elective medical procedures, closing camping grounds, ordering quarantine of incoming travelers, and issuing stricter distancing requirements for specific counties harder hit by the virus. On April 20, 2020, West Virginia became the first state in the nation to begin testing all nursing home residents and staff for COVID-19.  On April 27, 2020, Governor Justice unveiled plans to end gradually the coronavirus restrictions, which plans are still ongoing, though the state has been mostly reopened as of this time. In late 2020, West Virginia launched an aggressive campaign to vaccinate its residents against COVID-19. By February 2021, the state’s vaccination rate was one of the highest in the United States. However, as vaccine access has expanded nationwide, the state’s vaccination rate has plateaued.  To combat the declining vaccination rate, Governor Justice has announced plans to provide $100 savings bonds or $100 gift cards to residents ages 16-35 who are fully vaccinated. He also has announced plans for a vaccine lottery for the general population, the details of which have not yet been released.  Both programs will be paid for with CARES Act funds. Most, if not all, COVID-19 restrictions previously put in place have been rescinded. No later than June 20, 2021, West Virginia’s state-wide mask mandate will be reversed.

As has been documented by the national media, West Virginia has been one of the states hardest hit by the opioid crisis.  In 2017, the state had the highest overdose death rate in the country, at 57.8 deaths per 100,000 people.  Local governments in West Virginia have brought multiple lawsuits against wholesale drug distributors, manufacturers, and prescribing physicians, alleging generally that the companies flooded the state with prescription painkillers and contributed to an epidemic of opioid addiction and overdoses. For illustration, in 2013, West Virginia providers prescribed 110 opioid prescriptions per 100 persons, compared to the national average of 70 prescriptions per 100 persons.  Generally, these lawsuits seek in part to recover the costs incurred by governmental entities as a result of drug usage and addiction.  These lawsuits are in addition to two large settlements that have already occurred as a result of previous litigation.  In January 2017, it was announced that two of the nation’s largest drug wholesalers, Cardinal Health and AmerisourceBergen, agreed to pay a combined $36 million to settle lawsuits.  And in May 2019, it was reported that the state had also settled with McKesson Corp., the fifth largest company in the United States, for a total of $37 million.  Other lawsuits are still ongoing, including mass-tort litigation by municipalities and counties against opioid manufacturers and distributors before a Multi-District Litigation panel in Ohio, as well as many pending state court cases in the northern part of the State, and mass cases against hospitals, pharmacies, and individual doctors. A federal lawsuit brought by Cabell County, West Virginia and its largest city, Huntington, against AmerisourceBergen, Cardinal Health and McKesson Corp. is currently at trial wherein Cabell County and Huntington seek damages speculated to be no less than $2 billion to abate expenses incurred in combating the opioid crisis.  Also, a pending global settlement with multiple pharmaceutical companies has been reached approximating $1.25 billion, which should eliminate most of the State’s ongoing opioid crisis litigation.

On April 19, 2017, Governor Jim Justice signed Senate Bill 386 into law, which legalized certified use of cannabis by West Virginia residents with serious medical conditions. It is expected medical cannabis products will be available for registered patients by fall 2021. This is expected to provide a substantial source of revenue for the state, and there are hopes that it will have positive effects on resolving the opioid crisis, though the data on both of these expectations is still very much in its infancy.

In February 2018, West Virginia teachers organized a strike that shut down West Virginia public schools for 9 days. The teachers went on strike to protest increasing health care costs without a commensurate increase in salary. The Public Employees Insurance Agency (“PEIA”), which covers more than 220,000 West Virginians, faces increased health care costs without increased revenue, which pushed the costs back onto the teachers. The strike ended when the West Virginia legislature enacted a 5% pay raise, but issues with PEIA still loom. There are several task forces trying to figure out how rectify the problem and cut costs without raising rates, but PEIA needs to raise about $50 million a year to maintain benefits at current levels.  Again, in February 2019, state teachers went on strike, this time protesting a Senate bill that would provide for privatization of schools.  The bill was eventually defeated in the state House of Delegates. However, during the recent 2021 legislative session, a bill passed the State Legislature and was signed into law by the Governor which vastly expands the privatization of schools, and which will include direct voucher-style payments to families who elect not to have their children attend public schools. It is unknown how the states teachers may react once this previously opposed bill takes effect.

The State passed a right-to-work law in 2016; however, the law was enjoined as unconstitutional by Judge Jennifer Bailey of the 13th Judicial Circuit of West Virginia.  The State’s Supreme Court of Appeals overruled the lower court’s holding and upheld the law in April 2020. In April 2021, Governor Justice announced a new program called “Ascend West Virginia,” which would pay remote workers $12,000 over a two-year period if they moved from out-of-state into West Virginia, in an attempt to bring added workers into the State.

Also in April 2021, Governor Justice signed into law Senate Bill 275, the West Virginia Appellate Reorganization Act of 2021, which creates the framework for an Intermediate Court of Appeals that will be operable by July 1, 2022.  This will significantly change the State’s long-standing historical appellate structure, in which the Supreme Court of Appeals was the only appellate judicial body in the State, and, as such, exercised significantly limited discretion in the cases it would review on appeal.  It is hoped by many that this, paired with the State’s institution of a trial-court-level “Business Court Division” in 2012, will further incentivize corporations to do business in the State.

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